Rule 497(e)
                                                 File Nos. 33-69686 and 811-8064

The Montgomery Funds(SM)
Prospectus dated October 31, 2001
(Class R Shares)


U.S. EQUITY FUNDS
Growth Fund
Mid Cap Fund (formerly U.S. Emerging Growth Fund)
Mid Cap Focus Fund (formerly Mid Cap 20 Portfolio)*
Small Cap Fund
U.S. Focus Fund (formerly U.S. Select 20 Portfolio)*
Balanced Fund

INTERNATIONAL & GLOBAL EQUITY FUNDS
International Growth Fund
International Focus Fund (formerly International 20 Portfolio)*
Global Opportunities Fund
Global Focus Fund (formerly Global 20 Portfolio)*
Global Long-Short Fund*
Global Communications Fund
Emerging Markets Fund*
Emerging Markets Focus Fund (formerly Emerging Markets 20 Portfolio)* Emerging Asia Fund

U.S. FIXED-INCOME & MONEY MARKET FUNDS
Total Return Bond Fund*
Short Duration Government Bond Fund
California Tax-Free Intermediate Bond Fund
Government Money Market Fund
California Tax-Free Money Fund
Federal Tax-Free Money Fund

*Closed to new investors.

The Montgomery Funds have registered each mutual fund offered in this prospectus with the U.S. Securities and Exchange Commission (SEC). That registration does not imply, however, that the SEC endorses the Funds. The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Montgomery U.S. Equity Funds...................................................4
Growth Fund | MNGFX............................................................4
Mid Cap Fund | MNMCX...........................................................6
Mid Cap Focus Fund | MNMDX.....................................................8
Small Cap Fund | MNSCX........................................................10
U.S. Focus Fund | MNUSX.......................................................12
Balanced Fund | MNAAX.........................................................14
Montgomery International & Global Equity Funds................................16
International Growth Fund | MNIGX.............................................16
International Focus Fund | MNIIX..............................................18
Global Opportunities Fund | MNGOX.............................................20
Global Focus Fund | MNSFX.....................................................22
Global Long-Short Fund | MNGLX................................................24
Global Communications Fund | MNGCX............................................26
Emerging Markets Fund | MNEMX.................................................28
Emerging Markets Focus Fund | MNEFX...........................................30
Emerging Asia Fund | MNEAX....................................................32
Montgomery U.S. Fixed Income & Money Market Funds.............................34
Total Return Bond Fund | MNTRX................................................34
Short Duration Government Bond Fund | MNSGX...................................36
California Tax-Free Intermediate Bond Fund | MNCTX............................38
Government Money Market Fund | MNGXX..........................................40
California Tax-Free Money Fund | MCFXX........................................42
Federal Tax-Free Money Fund | MFFXX...........................................44
Additional Discussion of Principal Strategies and Related Risks...............46
Management of the Funds.......................................................48
Buying, Selling and Exchanging Shares.........................................53
Other Account Information.....................................................55
After You Invest..............................................................57

This prospectus describes only the Funds' Class R shares. The Montgomery Funds offer other classes of shares with different fees and expenses to eligible investors.

Call 800.572.FUND or visit www.montgomeryfunds.com

Montgomery U.S. Equity Funds
Growth Fund | MNGFX

Objective

Long-term capital appreciation

Principal Strategy

Invests in U.S. growth companies.

Under normal conditions, the Fund may invest in the stocks of U.S. companies of any size, but invests primarily in those companies whose shares have a total stock market value (market capitalization) of at least $1 billion.

The Fund's strategy is to identify well-managed U.S. companies that are expected to increase their sales and corporate earnings on a sustained basis. The Fund leverages the strength of Montgomery's global research team, a centralized team of analysts and portfolio managers that supports the firm's equity investment strategies through extensive, original, fundamental analysis. When evaluating investment opportunities, we favor companies that have a visible three-year growth plan, are reasonably valued relative to their peers, and demonstrate evidence of business momentum as a catalyst for growth and share-price appreciation. The Fund seeks to be fully invested and well diversified with high-quality holdings across a broad range of sectors.

Principal Risks

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies.

Call 800.572.FUND or visit www.montgomeryfunds.com

Performance Information

The following bar chart shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. All Fund results reflect the reinvestment of dividends and capital-gain distributions. Of course, past performance is no guarantee of future results.

[bar chart]



--------------------------------------------------------------------------------
    1994        1995       1996       1997       1998       1999        2000
--------------------------------------------------------------------------------
   20.91%      23.65%     20.20%     24.16%     2.10%      20.56%     -10.57%
--------------------------------------------------------------------------------
The total return for the nine-month period ended September 30, 2001, was -27.18%. During the period shown in the bar chart, the highest quarterly return was 16.95% (Q4 1998) and the lowest quarterly return was -19.30% (Q3 1998).

--------------------------------------------------------------------------------
                          1 Year            5 Years        Inception (9/30/93)
--------------------------------------------------------------------------------
Growth Fund*              -10.57%           10.44%               15.84%
--------------------------------------------------------------------------------
S&P 500 Index+            -9.11%            18.33%               17.94%
--------------------------------------------------------------------------------

* The table compares the Fund's performance with two commonly used indices for its market segment.
+ See page __ for a description of this index.

Fees & Expenses

Shareholder Fees (fees paid directly from your investment)
Redemption Fee(1)                                                       2.00%
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fee                                                          1.00%
Distribution/Service (12b-1) Fee                                        0.00%
Other Expenses                                                          0.43%
Total Annual Fund Operating Expenses                                    1.43%
--------------------------------------------------------------------------------

1 Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

              Year 1         Year 3         Year 5         Year 10
          -------------------------------------------------------------
               $145           $451           $780           $1,735


Portfolio Management: Andrew Pratt

Call 800.572.FUND or visit www.montgomeryfunds.com

Mid Cap Fund | MNMCX

Objective

Long-term capital appreciation

Principal Strategy

Invests in U.S. mid-cap companies.

Under normal conditions, the Fund invests primarily in the stocks of U.S. companies whose shares have a total stock market value (market capitalization) of $2 billion to $12 billion at the time of purchase.

The Fund's portfolio managers follow a growth strategy to invest in mid-cap companies that have the potential to:

o    Gain market share within their industries

o    Deliver consistently high profits to shareholders

o    Increase their corporate earnings each quarter

o Provide solutions for current or impending problems in their respective industries or in society overall

Principal Risks

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies.

The Fund's focus on mid-cap stocks may expose shareholders to additional risks. Securities of mid-cap companies may trade less frequently and in more-limited volume than those of larger, more mature companies. As a result, mid-cap stocks--and therefore the Fund--may fluctuate significantly more in value than do larger-cap stocks and funds that focus on them.

Call 800.572.FUND or visit www.montgomeryfunds.com

Performance Information

The following bar chart shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. All Fund results reflect the reinvestment of dividends and capital-gain distributions. Of course, past performance is no guarantee of future results.

[bar chart]



--------------------------------------------------------------------------------
      1995         1996        1997        1998        1999        2000
--------------------------------------------------------------------------------
     28.66%       19.12%      27.05%      7.94%       18.83%      14.60%
--------------------------------------------------------------------------------
The total return for the nine-month period ended September 30, 2001, was -31.06%. During the period shown in the bar chart, the highest quarterly return was 32.68% (Q4 1999) and the lowest quarterly return was -21.96% (Q3 2001).

--------------------------------------------------------------------------------
                               1 Year       5 Years    Inception (12/30/94)
--------------------------------------------------------------------------------
Mid Cap Fund*                  14.60%       17.34%            19.13%
--------------------------------------------------------------------------------
Russell Midcap Growth Index+   17.51%       20.41%            22.11%
--------------------------------------------------------------------------------
Russell 2000 Index             -3.02%       10.31%            13.15%
--------------------------------------------------------------------------------
* The table compares the Fund's performance with two commonly used indices for its market segment.
+ See page __ for a description of this index. The Fund was formerly compared with the Russell 2000 Index. This change was effected because the Russell Mid Cap Growth Index better represents the types of securities in which the Fund may invest.

Fees & Expenses

Shareholder Fees (fees paid directly from your investment)
Redemption Fee(1)                                                       2.00%
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fee                                                          1.40%
Distribution/Service (12b-1) Fee                                        0.00%
Other Expenses                                                          0.92%
Total Annual Fund Operating Expenses                                    2.32%
Fee Reduction and/or Expense Reimbursement                              0.81%
Net Expenses(2)                                                         1.51%
--------------------------------------------------------------------------------
1 Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.
2 Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses and Rule 12b-1 fees) to 1.50%. This contract has a one-year term renewable at the end of each fiscal year.


Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


              Year 1         Year 3         Year 5         Year 10
          -------------------------------------------------------------
               $153           $451          $1,085          $2,211


Portfolio Management: Jerome "Cam" Philpott and Stuart Roberts

Call 800.572.FUND or visit www.montgomeryfunds.com

Mid Cap Focus Fund | MNMDX

Closed to new investors.

Objective

Long-term capital appreciation

Principal Strategy

Invests in a concentrated portfolio of U.S. mid-cap companies.

The Fund normally concentrates its investments in 20 to 40 companies and will invest primarily in the stocks of those whose shares have a market value (market capitalization) profile consistent with the S&P MidCap 400 Index. (This index had a weighted average market capitalization of $3.52 billion and a median of $1.8 billion on June 30, 2001.)

The Fund's portfolio managers follow a growth strategy to invest in mid-cap companies that have the potential to:

o    Gain market share within their industries

o    Deliver consistently high profits to shareholders

o    Increase their corporate earnings each quarter

o Provide solutions for current or impending problems in their respective industries or in society overall

Principal Risks

Invests in a concentrated portfolio of U.S. mid-cap companies.

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies. Because the Fund is a non-diversified mutual fund that typically invests in 20 to 40 companies, the value of an investment in the Fund will vary more in response to developments or changes in the market value affecting particular stocks than will an investment in a diversified mutual fund investing in a greater number of securities.

The Fund's focus on mid-cap stocks may expose shareholders to additional risks. Securities of mid-cap companies may trade less frequently and in more-limited volume than those of larger, more mature companies. As a result, mid-cap stocks--and therefore the Fund--may fluctuate significantly more in value than do larger-cap stocks and funds that focus on them.

Call 800.572.FUND or visit www.montgomeryfunds.com

Performance Information

Results are not available for the 2000 calendar year, because the Fund began investment operations on October 31, 2000.

Fees & Expenses

Shareholder Fees (fees paid directly from your investment)
Redemption Fee(1)                                                         2.00%
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fee                                                            1.00%
Distribution/Service (12b-1) Fee                                          0.00%
Other Expenses                                                            3.28%
Total Annual Fund Operating Expenses                                      4.28%
Fee Reduction and/or Expense Reimbursement                                2.87%
Net Expenses(2)                                                           1.41%
--------------------------------------------------------------------------------
1 Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.
2 Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses and Rule 12b-1 fees) to 1.40%. This contract has a one-year term renewable at the end of each fiscal year.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


              Year 1         Year 3         Year 5         Year 10
          -------------------------------------------------------------
               $143           $750          $1,679          $3,142


Portfolio Management: Jerome "Cam" Philpott and Charles I. Reed

Call 800.572.FUND or visit www.montgomeryfunds.com

Small Cap Fund | MNSCX

Objective

Long-term capital appreciation
Principal Strategy

Invests in rapidly growing U.S. small-cap companies.

Under normal conditions, the Fund invests primarily in the stocks of U.S. companies whose shares have a total stock market value (market capitalization) of $2 billion or less at the time of purchase.

The Fund's portfolio managers follow a growth strategy to invest in potentially attractive small-cap companies that are at an early or transitional stage of their development. The managers look for companies that they believe can thrive even in adverse economic conditions. Specifically, they search for companies that they think have the potential to:

o    Gain market share within their industries

o    Deliver consistently high profits to shareholders

o    Increase their corporate earnings each quarter

o Provide solutions for current or impending problems in their respective industries or in society overall

Principal Risks

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies.

The Fund's focus on small-cap stocks may expose shareholders to additional risks. Smaller companies typically have more-limited product lines, markets and financial resources than do larger companies, and their securities may trade less frequently and in more-limited volume than those of larger, more mature companies. As a result, small-cap stocks--and therefore the Fund--may fluctuate significantly more in value than do larger-cap stocks and funds that focus on them.

Call 800.572.FUND or visit www.montgomeryfunds.com

Performance Information

The following bar chart shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. All Fund results reflect the reinvestment of dividends and capital-gain distributions. Of course, past performance is no guarantee of future results.

[bar chart]



-------------------------------------------------------------------------------------------------------------------------
    1991       1992        1993        1994        1995        1996       1997        1998        1999        2000
-------------------------------------------------------------------------------------------------------------------------
   98.75%     9.59%       24.31%      -9.96%      35.12%      18.69%     23.86%      -7.93       55.81      -25.14%
-------------------------------------------------------------------------------------------------------------------------

The total return for the nine-month period ended September 30, 2001, was -25.04%. During the period shown in the bar chart, the highest quarterly return was 47.31% (Q4 1998) and the lowest quarterly return was -32.37% (Q3 1998).

--------------------------------------------------------------------------------
                         1 Year     5 Years     10 Years    Inception (7/13/90)
--------------------------------------------------------------------------------
Small Cap Fund*          -25.14%     9.56%       17.93%           15.65%
--------------------------------------------------------------------------------
Russell 2000 Index+      -3.02%     10.31%       15.53%           12.24%
--------------------------------------------------------------------------------
* The table compares the Fund's performance with a commonly used index for its market segment.
+    See page __ for a description of this index.

Fees & Expenses

Shareholder Fees (fees paid directly from your investment)
Redemption Fee(1)                                                         2.00%
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fee                                                            1.00%
Distribution/Service (12b-1) Fee                                          0.00%
Other Expenses                                                            0.36%
Total Annual Fund Operating Expenses                                      1.36%
--------------------------------------------------------------------------------

1 Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


              Year 1         Year 3         Year 5         Year 10
          -------------------------------------------------------------
               $138           $430          $743            $1,685


Portfolio Management: Jerome "Cam" Philpott, Charles I. Reed and Stuart Roberts

Call 800.572.FUND or visit www.montgomeryfunds.com

U.S. Focus Fund | MNUSX

Closed to new investors.

Objective

Long-term capital appreciation

Principal Strategy

Invests in a concentrated portfolio of U.S. growth companies.

The Fund normally concentrates its investments in 20 to 40 companies and will invest its assets primarily in the stocks of those whose shares have a total stock market value (market capitalization) of at least $1 billion.

The Fund's strategy is to identify well-managed U.S. companies that are expected to increase their sales and corporate earnings on a sustained basis. The Fund leverages the strength of Montgomery's Global Research team, a centralized team of analysts and portfolio managers that supports the firm's equity investment strategies through extensive, original, fundamental analysis. When evaluating investment opportunities, we favor companies that have a visible three-year growth plan, are reasonably valued relative to their peers, and demonstrate evidence of business momentum as a catalyst for growth and share-price appreciation.

Principal Risks

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly if there is a sudden decline in holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies. Because the Fund is a non-diversified mutual fund that typically invests in 20 to 40 companies, the value of an investment in the Fund will vary more in response to developments or changes in the market value affecting particular stocks than will an investment in a diversified mutual fund investing in a greater number of securities.

Call 800.572.FUND or visit www.montgomeryfunds.com

Performance Information

The following bar chart shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. All Fund results reflect the reinvestment of dividends and capital-gain distributions. Of course, past performance is no guarantee of future results.

[bar chart]



--------------------------------------------------------------------------------
      2000
--------------------------------------------------------------------------------
     -3.12%
--------------------------------------------------------------------------------
The total return for the nine-month period ended September 30, 2001, was -32.54%. During the period shown in the bar chart, the highest quarterly return was 24.90% (Q1 2000) and the lowest quarterly return was -23.06% (Q1 2001).

--------------------------------------------------------------------------------
                                        1 Year           Inception (12/31/99)
--------------------------------------------------------------------------------
U.S. Focus Fund*                        -3.12%                  -3.12%
--------------------------------------------------------------------------------
S & P 500 Index+                        -9.11%                  -9.11%
--------------------------------------------------------------------------------
* The table compares the Fund's performance with a commonly used index for its market segment.
+    See page __ for a description of this index.

Fees & Expenses

Shareholder Fees (fees paid directly from your investment)
Redemption Fee(1)                                                         2.00%
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fee                                                            1.00%
Distribution/Service (12b-1) Fee                                          0.00%
Other Expenses                                                           12.49%
Total Annual Fund Operating Expenses                                     13.49%
Fee Reduction and/or Expense Reimbursement                               12.00%
Net Expenses(2)                                                           1.49%
--------------------------------------------------------------------------------
1 Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.
2 Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses and Rule 12b-1 fees) to 1.40%. This contract has a one-year term renewable at the end of each fiscal year.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


              Year 1         Year 3         Year 5         Year 10
          -------------------------------------------------------------
               $151           $1,687         $4,122         $6,501


Portfolio Management: Andrew Pratt

Call 800.572.FUND or visit www.montgomeryfunds.com

Balanced Fund | MNAAX

Objective

High total return consisting of capital appreciation and income

Principal Strategy

Maintains a balanced allocation of stocks, bonds and money market securities.

The Fund aims to maintain exposure to stocks and bonds by investing in the following underlying Funds:

o Montgomery Growth Fund--seeks long-term capital appreciation by investing in U.S. growth companies.

o Montgomery Total Return Bond Fund--seeks total return consisting of income and capital appreciation by investing in investment grade bonds.

o A Montgomery Money Market Fund--seeks current income consistent with liquidity and capital preservation by investing in money-market eligible U.S. government securities.

The Fund's portfolio managers may also adjust the proportion of assets allotted to the underlying Funds in response to changing market conditions. In doing so, the Fund's managers evaluate various market factors, including relative risk and return, to help determine what they believe is an optimal allocation among stocks, bonds and cash. The Fund's total equity exposure may range from 50 to 80% of its assets, and its bond exposure may range from 25 to 50% of its assets. It may invest up to 20% of its assets in a Montgomery money market fund, hold cash or cash equivalents and invest directly in U.S. government securities. At times, the Fund may also invest a small portion of its assets in other Montgomery Funds to gain exposure to additional areas, such as the international markets.

Principal Risks

By investing a substantial portion of its assets in stock and bond mutual funds, the Fund may expose you to certain risks that could cause you to lose money. The value of the Fund's investments in the Montgomery Growth Fund, like investments in any stock fund, will fluctuate on a daily basis with movements in the stock market, as well as in response to the activities of the individual companies in which that Fund invests. The value of the Fund's investment in the Total Return Bond Fund will fluctuate along with interest rates. When interest rates rise, a bond's market price generally declines. In addition, if the managers do not accurately predict changing market conditions and other economic factors, the Fund's assets might be allocated in a manner that is disadvantageous.

Call 800.572.FUND or visit www.montgomeryfunds.com

Performance Information

The following bar chart shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. All Fund results reflect the reinvestment of dividends and capital-gain distributions. Of course, past performance is no guarantee of future results.

[bar chart]



--------------------------------------------------------------------------------
    1995          1996         1997         1998         1999         2000
--------------------------------------------------------------------------------
   32.61%        12.85%       19.01%       6.18%        12.85%       -1.39%
--------------------------------------------------------------------------------
The total return for the nine-month period ended September 30, 2001, was -14.89%. During the period shown in the bar chart, the highest quarterly return was 11.94% (Q2 1997) and the lowest quarterly return was -9.43% (Q3 2001).

--------------------------------------------------------------------------------
                                          1 Year    5 Year  Inception (3/31/94)
--------------------------------------------------------------------------------
Balanced Fund*                            -1.39%    9.68%          14.66%
--------------------------------------------------------------------------------
S&P 500 Index+                            -9.11%    18.33%         19.67%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index+     11.63%    6.46%          7.40%
--------------------------------------------------------------------------------
* The table compares the Fund's performance with a commonly used index for its market segment.
+    See page __ for a description of this index.

Fees & Expenses

Shareholder Fees (fees paid directly from your investment)
Redemption Fee(1)                                                        2.00%
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fee                                                           0.00%
Distribution/Service (12b-1) Fee                                         0.00%
Other Expenses
          Top Fund Expenses                                              0.13%
          Underlying Fund Expenses                                       1.18%
Total Annual Fund Operating Expenses                                     1.31%
Fee Reduction and/or Expense Reimbursement                               0.01%
Net Expenses(2)                                                          1.30%
--------------------------------------------------------------------------------
1 Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.
2 In addition to the 0.13% total operating expenses of the top Fund, a shareholder also indirectly bears the Fund's pro rata share of the fees and expenses incurred by each underlying Fund. The total expense ratio before reimbursement, including indirect expenses for the fiscal year ended June 30, 2001, was 1.31%, calculated based on the top Fund's total operating expense ratio (0.13%) plus a weighted average of the expense ratios of its underlying Funds (1.18%). Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses and Rule 12b-1 fees) to 1.30%. This contract has a one-year term renewable at the end of each fiscal year.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


              Year 1         Year 3         Year 5         Year 10
          -------------------------------------------------------------
               $132           $412           $715           $1,647


Portfolio Management: Andrew Pratt and William Stevens

Call 800.572.FUND or visit www.montgomeryfunds.com

Montgomery International & Global Equity Funds

International Growth Fund | MNIGX

Objective

Long-term capital appreciation

Principal Strategy

Invests in medium- and large-cap companies in developed markets outside the United States.

Under normal conditions, the Fund invests primarily in the common stocks of companies outside the United States whose shares have a stock market value (market capitalization) of more than $1 billion. The Fund currently concentrates its investments in the stock markets of western Europe, particularly France, Germany, Italy, the Netherlands and the United Kingdom, as well as developed markets in Asia, such as Japan and Hong Kong. The Fund typically invests in at least three countries outside the United States, with no more than 40% of its assets in any one country.

The portfolio manager seeks well-managed companies that he believes will be able to increase their sales and corporate earnings on a sustained basis. From these potential investments, the manager favors companies that he considers to be under- or reasonably valued relative to their long-term prospects. The manager favors companies that he believes have a competitive advantage, offer innovative products or services and may profit from such trends as deregulation and privatization. On a strategic basis, the Fund's assets may be allocated among countries in an attempt to take advantage of market trends. The portfolio manager and analysts frequently travel to the countries in which the Fund invests or may invest to gain firsthand insight into the economic, political and social trends that affect investments in those countries.

Principal Risks

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies. The Fund's focus on mid-cap stocks may expose shareholders to additional risks. Securities of mid-cap companies may trade less frequently and in more-limited volume than those of larger, more mature companies. As a result, mid-cap stocks--and therefore the Fund--may fluctuate significantly more in value than do larger-cap stocks and funds that focus on them.

By investing primarily in foreign stocks, the Fund may expose shareholders to additional risks. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. In addition, most of the securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S. dollar.

Call 800.572.FUND or visit www.montgomeryfunds.com

Performance Information

The following bar chart shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. All Fund results reflect the reinvestment of dividends and capital-gain distributions. Of course, past performance is no guarantee of future results.

[bar chart]



--------------------------------------------------------------------------------
      1996         1997            1998            1999            2000
--------------------------------------------------------------------------------
     20.96%       10.15%          26.69%          26.25%         -25.42%
--------------------------------------------------------------------------------
The total return for the nine-month period ended September 30, 2001, was -35.97%. During the period shown in the bar chart, the highest quarterly return was 29.34% (Q4 1999) and the lowest quarterly return was -21.75% (Q1 2001).

--------------------------------------------------------------------------------
                                  1 Year        5 Years      Inception (7/3/95)
--------------------------------------------------------------------------------
International Growth Fund*       -25.42%        10.06%             11.26%
--------------------------------------------------------------------------------
MSCI EAFE Index+                 -13.96%         7.43%              8.33%
--------------------------------------------------------------------------------
* The table compares the Fund's performance with a commonly used index for its market segment.
+    See page __ for a description of this index.
#    Calculated from 6/30/96

Fees & Expenses

Shareholder Fees (fees paid directly from your investment)
Redemption Fee(1)                                                         2.00%
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fee                                                            1.10%
Distribution/Service (12b-1) Fee                                          0.00%
Other Expenses                                                            1.26%
Total Annual Fund Operating Expenses                                      2.36%
Fee Reduction and/or Expense Reimbursement                                0.59%
Net Expenses(2)                                                           1.77%
--------------------------------------------------------------------------------
1 Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.
2 Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses and Rule 12b-1 fees) to 1.65%. This contract has a one-year term renewable at the end of each fiscal year.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


              Year 1         Year 3         Year 5         Year 10
          -------------------------------------------------------------
               $179           $619          $1,147          $2,274


Portfolio Management: Oscar Castro

Call 800.572.FUND or visit www.montgomeryfunds.com

International Focus Fund | MNIIX

Closed to new investors.

Objective

Long-term capital appreciation

Principal Strategy

Invests in a concentrated portfolio of companies in developed international markets.

The Fund normally concentrates its investments in 20 to 40 companies and invests primarily in the stocks of those whose shares have a total stock market value (market capitalization) of at least $1 billion. The manager concentrates the Fund's investments in the stock markets of western Europe, particularly the United Kingdom, France, Germany, Italy and the Netherlands, as well as developed markets in Asia, such as Japan and Hong Kong. The Fund typically invests in at least three countries outside the United States, with no more than 40% of its assets (or twice the benchmark index weighting used by the Fund, whichever is greater) in any one country.

The portfolio manager seeks well-managed companies that he believes will be able to increase their sales and corporate earnings on a sustained basis. In addition, the portfolio manager purchases shares of companies that he considers to be under- or reasonably valued relative to their long-term prospects. He favors companies that he believes have a competitive advantage, offer innovative products or services and may profit from such trends as deregulation and privatization. The Fund's portfolio manager and analysts frequently travel to the countries in which the Fund invests or may invest to gain firsthand insight into the economic, political and social trends that affect investments in those countries.

Principal Risks

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly if there is a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies. Because the Fund is a non-diversified mutual fund that typically invests in 20 to 40 companies, the value of an investment in the Fund will vary more in response to developments or changes in the market value affecting particular stocks than will an investment in a diversified mutual fund investing in a greater number of securities.

By investing primarily in foreign stocks, the Fund may expose shareholders to additional risks. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. In addition, most of the securities in which the Fund invests are denominated in foreign currencies, whose value may decline against the U.S. dollar. To the extent that the Fund invests in small-cap foreign stocks, it may expose shareholders to further risks, which include limited or inaccurate information; more-limited product lines, markets or financial resources; and securities that may trade less frequently and in limited volume. As a result, small-cap stocks may fluctuate significantly more in value than do larger-cap stocks.

Call 800.572.FUND or visit www.montgomeryfunds.com

Performance Information

The following bar chart shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. All Fund results reflect the reinvestment of dividends and capital-gain distributions. Of course, past performance is no guarantee of future results.

[bar chart]



--------------------------------------------------------------------------------
      2000
--------------------------------------------------------------------------------
     -16.90%
--------------------------------------------------------------------------------
The total return for the nine-month period ended September 30, 2001, was -36.10%. During the period shown in the bar chart, the highest quarterly return was 17.00% (Q1 2000) and the lowest quarterly return was -23.35% (Q1 2001).

--------------------------------------------------------------------------------
                                             1 Year       Inception (12/31/99)
--------------------------------------------------------------------------------
International Growth Focus Fund*             -16.90%             -16.86%
--------------------------------------------------------------------------------
MSCI EAFE Index+                             -13.96%             -13.96%
--------------------------------------------------------------------------------
* The table compares the Fund's performance with a commonly used index for its market segment.
+    See page __ for a description of this index.

Fees & Expenses

Shareholder Fees (fees paid directly from your investment)
Redemption Fee(1)                                                         2.00%
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fee                                                            1.10%
Distribution/Service (12b-1) Fee                                          0.00%
Other Expenses                                                           16.05%
Total Annual Fund Operating Expenses                                     17.15%
Fee Reduction and/or Expense Reimbursement                               15.21%
Net Expenses(2)                                                           1.94%
--------------------------------------------------------------------------------
1 Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.
2 Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses and Rule 12b-1 fees) to 1.65%. This contract has a one-year term renewable at the end of each fiscal year.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


              Year 1         Year 3         Year 5         Year 10
          -------------------------------------------------------------
               $196          $2,106         $4,961          $7,467


Portfolio Management: Oscar Castro

Call 800.572.FUND or visit www.montgomeryfunds.com

Global Opportunities Fund | MNGOX

Objective

Long-term capital appreciation

Principal Strategy

Invests in companies of any size in the United States and abroad.

Under normal conditions, the Fund invests primarily in the stocks of companies of any size throughout the world. The portfolio manager typically invests most of the Fund's assets in the United States and in the developed stock markets of western Europe and Asia, particularly France, Germany, Italy, Japan, the Netherlands and the United Kingdom. The Fund invests in at least three different countries, one of which may be the United States. With the exception of the United States, no country may represent more than 40% of its total assets.

The portfolio manager seeks well-managed companies that he believes will be able to increase their sales and corporate earnings on a sustained basis. From these potential investments, the manager favors companies he considers to be under- or reasonably valued relative to their long-term prospects. The manager favors companies that he believes have a competitive advantage, offer innovative products or services and may profit from such trends as deregulation and privatization. On a strategic basis, the Fund's assets may be allocated among countries in an attempt to take advantage of market trends. The portfolio manager and analysts frequently travel to the countries in which the Fund invests or may invest to gain firsthand insight into the economic, political and social trends that may affect investments in those countries.

Principal Risks

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies.

By investing in foreign stocks, the Fund exposes shareholders to additional risks. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. In addition, most of the securities in which the Fund invests are denominated in foreign currencies, whose value may decline against the U.S. dollar.

Call 800.572.FUND or visit www.montgomeryfunds.com

Performance Information

The following bar chart shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. All Fund results reflect the reinvestment of dividends and capital-gain distributions. Of course, past performance is no guarantee of future results.

[bar chart]



--------------------------------------------------------------------------------
    1994       1995      1996      1997      1998        1999         2000
--------------------------------------------------------------------------------
   -8.55%     17.26%    20.18%    11.05%    32.76%      57.53%      -29.77%
--------------------------------------------------------------------------------
The total return for the nine-month period ended September 30, 2001, was -39.06%. During the period shown in the bar chart, the highest quarterly return was 40.46% (Q4 1999) and the lowest quarterly return was -22.81% (Q1 2001).

--------------------------------------------------------------------------------
                                   1 Year      5 Years       Inception (9/30/93)
--------------------------------------------------------------------------------
Global Opportunities Fund*         -29.77%     14.41%               13.40%
--------------------------------------------------------------------------------
MSCI World Index+                  -12.92%     12.53%               12.52%
--------------------------------------------------------------------------------
* The table compares the Fund's performance with a commonly used index for its market segment.
+    See page __ for a description of this index.

Fees & Expenses

Shareholder Fees (fees paid directly from your investment)
Redemption Fee(1)                                                         2.00%
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fee                                                            1.25%
Distribution/Service (12b-1) Fee                                          0.00%
Other Expenses                                                            1.01%
Total Annual Fund Operating Expenses                                      2.26%
Fee Reduction and/or Expense Reimbursement                                0.26%
Net Expenses(2)                                                           2.00%
--------------------------------------------------------------------------------
1 Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.
2 Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses and Rule 12b-1 fees) to 1.90%. This contract has a one-year term renewable at the end of each fiscal year.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

              Year 1         Year 3         Year 5         Year 10
          -------------------------------------------------------------
               $202           $653          $1,158          $2,262


Portfolio Management: Oscar Castro

Call 800.572.FUND or visit www.montgomeryfunds.com

Global Focus Fund | MNSFX

Closed to new investors.

Objective

Long-term capital appreciation

Principal Strategy

Invests in a concentrated portfolio of companies in the U.S. and abroad.

Under normal conditions, the Fund concentrates its investments in the stocks of 20 to 40 companies. In identifying investment opportunities, the Fund may select companies in the United States or in developed foreign and emerging markets. The Fund will limit its investment in any one country to no more than 40% of its assets, or no more than two times the country's percentage weighting in the benchmark MSCI World Index, whichever is greater. (The MSCI World Index is described on page __.) The Fund's investments in U.S. companies, however, are not subject to these limits.

The portfolio manager seeks well-managed companies of any size that he believes will be able to increase their corporate sales and earnings on a sustained basis. From these potential investments, the manager favors companies that he considers under- or reasonably valued relative to their long-term prospects. The manager also favors companies that he believes have a competitive advantage, offer innovative products or services and may profit from such trends as deregulation and privatization. The portfolio manager and analysts frequently travel to the countries in which the Fund invests or may invest to gain firsthand insight into the economic, political and social trends affecting investments in those countries.

Principal Risks

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies. Because the Fund is a non-diversified mutual fund that typically invests in 20 to 40 companies, the value of an investment in the Fund will vary more in response to developments or changes in the market value affecting particular stocks than will an investment in a diversified mutual fund investing in a greater number of securities.

Because the Fund may invest up to 30% of its assets in any one developing country, it may be exposed to additional risks. Foreign and emerging stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions. This risk is heightened in emerging markets, because of their relative economic and political immaturity and, in many instances, their dependence on only a few industries. They also tend to be less liquid and more volatile and offer less regulatory protection for investors. Also, many of the securities in which the Fund invests are denominated in foreign currencies, whose value may decline against the U.S. dollar.

Call 800.572.FUND or visit www.montgomeryfunds.com

Performance Information

The following bar chart shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. All Fund results reflect the reinvestment of dividends and capital-gain distributions. Of course, past performance is no guarantee of future results.

[bar chart]



--------------------------------------------------------------------------------
      1996         1997            1998            1999            2000
--------------------------------------------------------------------------------
     20.46%       29.27%          9.40%           45.29%         -25.23%
--------------------------------------------------------------------------------
The total return for the nine-month period ended September 30, 2001, was -42.49%. During the period shown in the bar chart, the highest quarterly return was 30.49% (Q4 1999) and the lowest quarterly return was -25.39% (Q3 2001).

--------------------------------------------------------------------------------
                               1 Year          5 Years     Inception (10/2/95)
--------------------------------------------------------------------------------
Global Focus Fund*            -25.23%          13.10%             15.61%
--------------------------------------------------------------------------------
MSCI World Index+             -12.92%          12.53%             12.92%
--------------------------------------------------------------------------------
* The table compares the Fund's performance with a commonly used index for its market segment.
+    See page __ for a description of this index. # Calculated from 9/30/95.

Fees & Expenses

Shareholder Fees (fees paid directly from your investment)
Redemption Fee(1)                                                         2.00%
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fee                                                            1.25%
Distribution/Service (12b-1) Fee                                          0.00%
Other Expenses                                                            0.75%
Total Annual Fund Operating Expenses                                      2.00%
Fee Reduction and/or Expense Reimbursement                                0.18%
Net Expenses(2)                                                           1.82%
--------------------------------------------------------------------------------
1 Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.
2 Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses and Rule 12b-1 fees) to 1.80%. This contract has a one-year term renewable at the end of each fiscal year.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


              Year 1         Year 3         Year 5         Year 10
          -------------------------------------------------------------
               $184           $590          $1,041          $2,099


Portfolio Management: Oscar Castro

Call 800.572.FUND or visit www.montgomeryfunds.com

Global Long-Short Fund | MNGLX

Closed to new investors.

Objective

Long-term capital appreciation

Principal Strategy

Invests in long and short positions in equity securities in the United States and abroad.

The Fund is designed to harness the original research ideas generated by Montgomery's Global Research team to invest opportunistically around the world. It is designed to profit from security selection, using long, short and leverage positions in combination to generate capital appreciation for the portfolio.

Under normal conditions, the Fund invests primarily in long and short positions in equity securities of publicly traded companies in the United States and in foreign developed and emerging markets. Using fundamental analysis, the portfolio manager buys stocks "long" that he believes will perform better than their peers, and sells stocks "short" that he believes will underperform their peers. With a long position, the Fund purchases a stock outright, whereas with a short position the Fund sells a security that it has borrowed. Short positions may be used to partially hedge long positions or to garner returns from insights made from the portfolio manager's company research. The Fund will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Fund replaces the borrowed security. Because of the Fund's capital appreciation objective, the portfolio manager typically maintains a net long exposure, rather than takes positions designed to leave the Fund market-neutral. In an effort to enhance returns, the portfolio manager may also leverage the Fund's portfolio by engaging in margin borrowing or using options and financial futures contracts.

The Fund may participate in initial public offerings (IPOs). The Fund's assets may be allocated strategically among countries and market sectors to take advantage of market trends.

Principal Risks

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. Additionally, the Fund uses investment approaches that may present substantially higher risks and greater volatility than with most mutual funds. The Fund seeks to increase return by using margin, leverage, short sales and other forms of volatile financial derivatives such as options and futures. The Fund is not appropriate for conservative investors.

Short sales are speculative investments that will cause the Fund to lose money if the value of a security does not go down as the manager expects. In addition, the use of borrowing and short sales may cause the Fund to have higher expenses (especially interest and dividend expenses) than those of other equity mutual funds.

To the extent the Fund participates in IPOs, it is exposed to the risks generally associated with investing in companies that have little operating history as public companies. In addition, the market for IPOs has been volatile, and share prices of certain newly public companies have fluctuated significantly over short periods of time. The Fund's access to IPOs on a continuing basis cannot be guaranteed, and the Fund may at times dispose of shares of such offerings shortly after their acquisition. The Fund also invests in companies that have not yet "gone public," and these investments create additional risks, such as illiquidity based on legal restrictions and less publicly available information.

By investing in foreign stocks, the Fund carries additional risks such as regulatory, political and currency risk. Moreover, the Fund may invest up to 30% of its total assets in emerging markets, which are far more volatile than the U.S. market. See "Additional Discussion of Principal Strategies and Related Risks" on page __.

Call 800.572.FUND or visit www.montgomeryfunds.com

Performance Information

The following bar chart shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. All Fund results reflect the reinvestment of dividends and capital-gain distributions. Of course, past performance is no guarantee of future results.

[bar chart]



--------------------------------------------------------------------------------
      1998+            1999            2000
--------------------------------------------------------------------------------
     53.39%          135.07%         -24.33%
--------------------------------------------------------------------------------
The total return for the nine-month period ended September 30, 2001, was -29.43%. During the period shown in the bar chart, the highest quarterly return was 60.33% (Q4 1999) and the lowest quarterly return was -22.85% (Q4 2000).

--------------------------------------------------------------------------------
                                               1 Year     Inception (12/31/97)
--------------------------------------------------------------------------------
Global Long-Short Fund*                        -24.33%           39.69%
--------------------------------------------------------------------------------
MSCI All-Country World Free Index++            -13.94%           10.00%
--------------------------------------------------------------------------------
+ The returns shown do not reflect the initial sales charge that applied to certain shares purchased during that period which, if reflected, would result in lower returns.
* The table compares the Fund's performance with a commonly used index for its market segment.
++   See page __ for a description of this index.

Fees & Expenses

Shareholder Fees (fees paid directly from your investment)
Redemption Fee(1)                                                          2.00%
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fee                                                             1.50%
Distribution/Service (12b-1) Fee                                           0.00%
Other Expenses                                                             1.18%
Shareholder Servicing Fee                                                  0.25%
Total Annual Fund Operating Expenses                                       2.93%
--------------------------------------------------------------------------------

1 Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


              Year 1         Year 3         Year 5         Year 10
          -------------------------------------------------------------
               $295           $904          $1,538          $2,739


Portfolio Management: Chetan Joglekar

Call 800.572.FUND or visit www.montgomeryfunds.com

Global Communications Fund | MNGCX

Objective

Long-term capital appreciation

Principal Strategy

Invests in companies involved in the communications industry in the United States and abroad.

Under normal conditions, the Fund concentrates its investments in the global communications industry by investing primarily in the stocks of communications companies of any size worldwide, including companies involved in telecommunications, broadcasting, publishing, computer systems and the Internet, among other industries. The Fund typically invests in at least three countries, which may include the United States, with no more than 40% of its assets in any one country other than the United States.

The Fund's portfolio managers seek well-managed communications companies that they believe will be able to increase their sales and corporate earnings on a sustained basis. From these potential investments, the managers favor companies that they consider to be under- or reasonably valued relative to their long-term prospects and favor companies that they believe have a competitive advantage, offer innovative products or services and may profit from such trends as deregulation and privatization. On a strategic basis, the Fund's assets may be allocated among countries in an attempt to take advantage of market trends. The portfolio managers and analysts frequently travel to the countries in which the Fund invests or may invest to gain firsthand insight into the economic, political and social trends that affect investments in those countries.

Principal Risks

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies.

Because the Fund concentrates its investments in the global communications industry, its share value may be more volatile than that of more-diversified funds. The Fund's share value will reflect trends in the global communications industry, which may be subject to greater changes in governmental policies and regulation than are many other industries. In addition, foreign stock markets tend to be more volatile than the U.S. market due to greater economic and political instability in some countries. Furthermore, most of the securities in which the Fund invests are denominated in foreign currencies, whose value may decline against the U.S. dollar.

Call 800.572.FUND or visit www.montgomeryfunds.com

Performance Information

The following bar chart shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. All Fund results reflect the reinvestment of dividends and capital-gain distributions. Of course, past performance is no guarantee of future results.

[bar chart]



--------------------------------------------------------------------------------
   1994        1995       1996       1997       1998       1999        2000
--------------------------------------------------------------------------------
  -13.41%     16.88%     8.02%      15.83%     54.97%     104.02%    -39.12%
--------------------------------------------------------------------------------
The total return for the nine-month period ended September 30, 2001, was -49.14%. During the period shown in the bar chart, the highest quarterly return was 62.44% (Q4 1999) and the lowest quarterly return was -29.07% (Q3 2001).

--------------------------------------------------------------------------------
                                   1 Year       5 Years     Inception (6/1/93)
--------------------------------------------------------------------------------
Global Communications Fund*        -39.12%       19.22%           16.97%
--------------------------------------------------------------------------------
MSCI World Index+                  -12.92%       12.53%           12.51%
--------------------------------------------------------------------------------
MSCI Telecommunications Index+     -40.87%       10.23%           9.78%
--------------------------------------------------------------------------------
* The table compares the Fund's performance with a commonly used index for its market segment.
+    See page __ for a description of this index.
#    Calculated from 5/31/93

Fees & Expenses

Shareholder Fees (fees paid directly from your investment)
Redemption Fee(1)                                                        2.00%
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fee                                                           1.25%
Distribution/Service (12b-1) Fee                                         0.00%
Other Expenses                                                           0.44%
Total Annual Fund Operating Expenses                                     1.69%
--------------------------------------------------------------------------------
1 Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

              Year 1         Year 3         Year 5         Year 10
          -------------------------------------------------------------
               $171           $530           $912           $1,912


Portfolio Management: Oscar Castro and Stephen Parlett

Call 800.572.FUND or visit www.montgomeryfunds.com

Emerging Markets Fund | MNEMX

Closed to new investors.

Objective

Long-term capital appreciation

Principal Strategy

Invests in companies based or operating primarily in developing economies throughout the world.

Under normal conditions, the Fund invests primarily in the stocks of companies of any size, based in the world's developing economies. The Fund typically maintains investments in at least six countries at all times, with no more than 35% of its assets in any one country. These may include:

o Latin America: Argentina, Brazil, Chile, Colombia, Costa Rica, Jamaica, Mexico, Peru, Trinidad and Tobago, Uruguay and Venezuela

o Asia: Bangladesh, China/Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan, Thailand and Vietnam

o Europe: Czech Republic, Greece, Hungary, Kazakhstan, Poland, Portugal, Romania, Russia, Slovakia, Slovenia, Turkey and Ukraine

o    The Middle East: Israel and Jordan

o Africa: Egypt, Ghana, Ivory Coast, Kenya, Morocco, Nigeria, South Africa, Tunisia and Zimbabwe

The Fund's strategy combines in-depth financial review with on-site analysis of companies, countries and regions to identify potential investments. The portfolio managers and analysts frequently travel to the emerging markets to gain firsthand insight into the economic, political and social trends that affect investments in those countries. The Fund allocates its assets among emerging countries with stable or improving macroeconomic environments and invests in companies within those countries that the portfolio managers believe have high capital appreciation potential without excessive risks. The portfolio managers strive to keep the Fund well diversified across individual stocks, industries and countries to reduce its overall risk.

Principal Risks

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a decline in a holding's share price or an overall decline in the stock market. In addition, the risks of investing in emerging markets are considerable. Emerging stock markets tend to be much more volatile than the U.S. market due to relative immaturity and occasional instability. Some emerging markets restrict the flow of money into or out of their stock markets and impose restrictions on foreign investors. These markets tend to be less liquid and offer less regulatory protection for investors. The economies of emerging countries may be based on only a few industries or on revenue from particular commodities and international aid. Most of the securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S. dollar.

Call 800.572.FUND or visit www.montgomeryfunds.com

Performance Information

The following bar chart shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. All Fund results reflect the reinvestment of dividends and capital-gain distributions. Of course, past performance is no guarantee of future results.

[bar chart]



--------------------------------------------------------------------------------
   1993      1994      1995      1996      1997     1998       1999       2000
--------------------------------------------------------------------------------
  58.66%    -7.72%    -9.08%    12.32%    -3.14%   -38.28%    63.16%    -29.11%
--------------------------------------------------------------------------------

The total return for the nine-month period ended September 30, 2001, was -26.44%. During the period shown in the bar chart, the highest quarterly return was 35.91% (Q4 1999) and the lowest quarterly return was -24.65% (Q3 1998).

--------------------------------------------------------------------------------
                                      1 Year     5 Years    Inception (3/1/92)
--------------------------------------------------------------------------------
Emerging Markets Fund*                -29.11%    -4.93%            0.41%
--------------------------------------------------------------------------------
MSCI Emerging Markets Free Index+     -30.61%    -4.17%            1.96%
--------------------------------------------------------------------------------
* The table compares the Fund's performance with a commonly used index for its market segment.
+    See page __ for a description of this index.

Fees & Expenses

Shareholder Fees (fees paid directly from your investment)
Redemption Fee(1)                                                       2.00%
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fee                                                          1.25%
Distribution/Service (12b-1) Fee                                        0.00%
Other Expenses                                                          1.21%
Total Annual Fund Operating Expenses                                    2.46%
Fee Reduction and/or Expense Reimbursement                              0.48%
Net Expenses(2)                                                         1.98%
--------------------------------------------------------------------------------
1 Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.
2 Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses and Rule 12b-1 fees) to 1.90%. This contract has a one-year term renewable at the end of each fiscal year.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


              Year 1         Year 3         Year 5         Year 10
          -------------------------------------------------------------
               $200           $671          $1,218          $2,359


Portfolio Management: Frank Chiang and Josephine Jimenez

Call 800.572.FUND or visit www.montgomeryfunds.com

Emerging Markets Focus Fund | MNEFX

Closed to new investors.

Objective

Long-term capital appreciation

Principal Strategy

Invests in a concentrated portfolio of companies based or operating primarily in developing economies through the world.

Under normal conditions, the Fund concentrates its investments in 20 to 40 companies. The Fund normally invests primarily in equity securities of no fewer than three but no more than 10 developing countries in Latin America, Asia, Europe, the Middle East and Africa. The Fund may invest up to 50% of its total assets in a single emerging market.

The Fund's strategy combines in-depth financial review with on-site analysis of companies, countries and regions to identify potential investments. The Fund's portfolio manager and analysts frequently travel to the emerging markets to gain firsthand insight into the economic, political and social trends that affect investments in those countries. The Fund allocates its assets among emerging countries with stable or improving macroeconomic environments and invests in companies within those countries that the portfolio manager believes have high capital appreciation potential without excessive risks. The portfolio manager may sell stocks "short" (sell a security the Fund does not own) in an effort to partially hedge the Fund's other investments or to garner returns from insights made from research.

Principal Risks

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies. Because the Fund typically invests in 20 to 40 companies, the value of an investment in the Fund will vary more in response to developments or changes in the market value affecting particular stocks than will an investment in a diversified mutual fund investing in a greater number of securities.

The risks of investing in emerging markets are considerable. Emerging stock markets tend to be much more volatile than the U.S. market due to relative immaturity and occasional instability. In the past many emerging markets restricted the flow of money into or out of their stock markets, and some continue to impose restrictions on foreign investors. The economies of emerging countries may be predominantly based on only a few industries or on revenue from particular commodities and international aid. Most of the securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S. dollar. Because the Fund invests a larger percentage of its assets in fewer countries, the value of an investment in the Fund may be more volatile and subject to higher risks than investments in other general emerging markets mutual funds or foreign-stock mutual funds. Also, short sales are speculative investments and will cause the Fund to lose money if the value of a security does not go down as the portfolio manager expects. See "Additional Discussion of Principal Strategies and Related Risks" on page __.

Call 800.572.FUND or visit www.montgomeryfunds.com

Performance Information

The following bar chart shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. All Fund results reflect the reinvestment of dividends and capital-gain distributions. Of course, past performance is no guarantee of future results.

[bar chart]



--------------------------------------------------------------------------------
      1998             1999            2000
--------------------------------------------------------------------------------
     -20.76%         122.38%         -17.23%
--------------------------------------------------------------------------------
The total return for the nine-month period ended September 30, 2001, was -22.88%. During the period shown in the bar chart, the highest quarterly return was 44.29% (Q4 1999) and the lowest quarterly return was -22.71% (Q3 2001).

--------------------------------------------------------------------------------
                                               1 Year       Inception (12/31/97)
--------------------------------------------------------------------------------
Emerging Markets Focus Fund*                   -17.23%             13.40%
--------------------------------------------------------------------------------
MSCI Emerging Markets Free Index+              -30.61%             -4.83%
--------------------------------------------------------------------------------
* The table compares the Fund's performance with a commonly used index for its market segment.
+    See page __ for a description of this index.

Fees & Expenses

Shareholder Fees (fees paid directly from your investment)
Redemption Fee(1)                                                        2.00%
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fee                                                           1.10%
Distribution/Service (12b-1) Fee                                         0.00%
Other Expenses                                                           3.27%
Total Annual Fund Operating Expenses                                     4.37%
Fee Reduction and/or Expense Reimbursement                               2.65%
Net Expenses(2)                                                          1.72%
--------------------------------------------------------------------------------
1 Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.
2 Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses and Rule 12b-1 fees) to 1.60%. This contract has a one-year term renewable at the end of each fiscal year.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


              Year 1         Year 3         Year 5         Year 10
          -------------------------------------------------------------
               $174           $820          $1,761          $3,229


Portfolio Management: Josephine Jimenez

Call 800.572.FUND or visit www.montgomeryfunds.com

Emerging Asia Fund | MNEAX

Objective

Long-term capital appreciation

Principal Strategy

Invests in companies based or operating primarily in developing economies of Asia.

Under normal conditions, the Fund invests primarily in the stocks of companies that are based or operate mainly in developing Asian countries: Bangladesh, China/Hong Kong (considered a single emerging Asia country), India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea and Sri Lanka.

The Fund typically invests in at least three emerging Asia countries at all times, with no more than one-third of its assets in any one country. The five exceptions are China/Hong Kong, India, Malaysia, South Korea and Taiwan, in which the Fund may invest more than one-third and up to substantially all of its assets.

The Fund's strategy is to identify potential investments in the Asian markets by conducting in-depth financial reviews and on-site analysis of companies and countries in that region. The portfolio manager frequently travels to the countries in which the Fund invests or may invest to gain firsthand insight into the economic, political and social trends that affect investments in those countries. The Fund allocates its assets among countries with stable or improving macroeconomic environments and invests in companies within those countries that the portfolio manager believes have high capital appreciation potential without excessive risks. The portfolio manager strives to keep the Fund diversified across individual stocks and industries to reduce its overall risk.

Principal Risks

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a decline in a holding's share price or an overall decline in the stock market. Also, the Fund's volatility may be magnified by its concentration in Asian markets, as they tend to be much more volatile than the U.S. market due to relative immaturity and occasional instability. For example, the economies of emerging countries may be predominantly based on only a few industries or on revenue from particular commodities and international aid. Some emerging Asia countries have restricted the flow of money into or out of the country. Emerging markets in general tend to be less liquid and offer less regulatory protection for investors. Most of the securities in which the Fund invests are denominated in foreign currencies, whose value may decline against the U.S. dollar. See "Additional Discussion of Principal Strategies and Related Risks" on page __.

Call 800.572.FUND or visit www.montgomeryfunds.com

Performance Information

The following bar chart shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. All Fund results reflect the reinvestment of dividends and capital-gain distributions. Of course, past performance is no guarantee of future results.

[bar chart]



--------------------------------------------------------------------------------
      1997             1998            1999            2000
--------------------------------------------------------------------------------
     -28.30%         -14.72%          56.00%         -31.99%
--------------------------------------------------------------------------------
The total return for the nine-month period ended September 30, 2001, was -23.77%. During the period shown in the bar chart, the highest quarterly return was 61.16% (Q2 1999) and the lowest quarterly return was -38.16% (Q4 1997).

--------------------------------------------------------------------------------
                                                 1 Year      Inception (9/30/96)
--------------------------------------------------------------------------------
Emerging Asia Fund*                              -31.99%            -5.52%
--------------------------------------------------------------------------------
MSCI All-Country Asia Free (ex-Japan) Index+     -35.22%           -11.29%
--------------------------------------------------------------------------------
* The table compares the Fund's performance with a commonly used index for its market segment.
+    See page __ for a description of this index.

Fees & Expenses

Shareholder Fees (fees paid directly from your investment)
Redemption Fee(1)                                                       2.00%
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fee                                                          1.25%
Distribution/Service (12b-1) Fee                                        0.00%
Other Expenses                                                          3.71%
Total Annual Fund Operating Expenses                                    4.96%
Fee Reduction and/or Expense Reimbursement                              2.74%
Net Expenses(2)                                                         2.22%
--------------------------------------------------------------------------------
1 Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.
2 Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses and Rule 12b-1 fees) to 1.90%. This contract has a one-year term renewable at the end of each fiscal year.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

              Year 1         Year 3         Year 5         Year 10
          -------------------------------------------------------------
               $224          $977           $2,022          $3,562


Portfolio Management: Frank Chiang

Call 800.572.FUND or visit www.montgomeryfunds.com

Montgomery U.S. Fixed Income & Money Market Funds

Total Return Bond Fund | MNTRX

Closed to new investors.

Objective

Total return consisting of income and capital appreciation

Principal Strategy

Invests in investment-grade bonds.

Under normal conditions, the Fund invests primarily in a broad range of investment-grade bonds, including U.S. government securities, corporate bonds, mortgage-related securities, asset-backed securities--bonds backed by the income stream from such sources as car loans and credit-card payments--and money market securities. Investment-grade bonds are those rated within the four highest grades by rating agencies such as Standard & Poor's (at least BBB), Moody's (at least Baa) or Fitch (at least BBB). From time to time, the Fund may also invest in unrated bonds that the portfolio managers believe are comparable to investment-grade bonds.

The Fund may include bonds of any maturity, but generally the portfolio's overall effective duration ranges between four and five-and-a-half years. Effective duration is a measure of the expected change in value from changes in interest rates. Typically, a bond with a low duration means that its value is less sensitive to changes in interest rates; a bond with a high duration means that its value is more sensitive to changes in interest rates. The Fund invests in bonds that the portfolio managers believe offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity.

Principal Risks

By investing in bonds, the Fund may expose you to certain risks that could cause you to lose money. As with most bond funds, the value of shares in the Fund will fluctuate along with interest rates. When interest rates rise, a bond's market price generally declines. A fund such as this one, which invests most of its assets in bonds, will behave largely in the same way. The Fund's investments in mortgage-related debt securities may expose it to prepayment risks when interest rates fall, because the portfolio managers may have to reinvest the prepayment proceeds at lower interest rates than those of its previous investments. As a result, the Fund is not appropriate for investors whose primary investment objective is absolute stability of principal. The Fund is not a money market fund.

Call 800.572.FUND or visit www.montgomeryfunds.com

Performance Information

The following bar chart shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. All Fund results reflect the reinvestment of dividends and capital-gain distributions. Of course, past performance is no guarantee of future results.

[bar chart]



--------------------------------------------------------------------------------
      1998             1999            2000
--------------------------------------------------------------------------------
      8.72%           -0.59%          12.06%
--------------------------------------------------------------------------------
The total return for the nine-month period ended September 30, 2001, was 8.53%. During the period shown in the bar chart, the highest quarterly return was 4.86% (Q3 2001) and the lowest quarterly return was -0.86% (Q2 1999).

--------------------------------------------------------------------------------
                                              1 Year      Inception (6/30/97)
--------------------------------------------------------------------------------
Total Return Bond Fund*                       12.06%             7.51%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index+         11.63%             7.30%
--------------------------------------------------------------------------------
* The table compares the Fund's performance with a commonly used index for its market segment.
+    See page __ for a description of this index.

Fees & Expenses

Shareholder Fees (fees paid directly from your investment)
Redemption Fee(1)                                                       0.00%
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fee                                                          0.30%
Distribution/Service (12b-1) Fee                                        0.00%
Other Expenses                                                          1.04%
Administrative Fee                                                      0.25%
Total Annual Fund Operating Expenses                                    1.59%
Fee Reduction and/or Expense Reimbursement                              0.64%
Net Expenses(2)                                                         0.95%
--------------------------------------------------------------------------------
1 $10 will be deducted from redemption proceeds sent by wire or overnight courier.
2 Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses and Rule 12b-1 fees) to 0.70%. This contract has a one-year term renewable at the end of each fiscal year.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


              Year 1         Year 3         Year 5         Year 10
          -------------------------------------------------------------
               $97            $372           $739           $1,736


Portfolio Management: Marie Chandoha and William Stevens

Call 800.572.FUND or visit www.montgomeryfunds.com

Short Duration Government Bond Fund | MNSGX

Objective

Current income consistent with capital preservation

Principal Strategy

Invests in short-term U.S. government securities.

Under normal conditions, the Fund invests primarily in short-term U.S. government securities, which may include Treasuries in addition to bonds and notes issued by government agencies such as the Federal Home Loan Bank, the Government National Mortgage Association (GNMA or "Ginnie Mae"), the Federal National Mortgage Association (FNMA or "Fannie Mae") and the Student Loan Marketing Association (SLMA or "Sallie Mae").

The Fund may purchase bonds of any maturity, but generally the portfolio's overall effective duration is less than that of a three-year U.S. Treasury note. Effective duration is a measure of the expected change in value from changes in interest rates. Typically, a bond with a low duration means that its value is less sensitive to changes in interest rates; a bond with a high duration means that its value is more sensitive to changes in interest rates. The Fund invests in bonds that the portfolio managers believe offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity.

Principal Risks

By investing in bonds, the Fund may expose you to certain risks that could cause you to lose money. As with most bond funds, the value of shares in the Fund will fluctuate along with interest rates. When interest rates rise, a bond's market price generally declines. A fund such as this one, which invests most of its assets in bonds will behave largely in the same way. The Fund's investments in mortgage-related debt securities may expose it to prepayment risks when interest rates fall, because the portfolio managers may have to reinvest the prepayment proceeds at lower interest rates than those of its previous investments. As a result, the Fund is not appropriate for investors whose primary investment objective is absolute stability of principal. The Fund is not a money market fund.

Call 800.572.FUND or visit www.montgomeryfunds.com

Performance Information

The following bar chart shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. All Fund results reflect the reinvestment of dividends and capital-gain distributions. Of course, past performance is no guarantee of future results.

[bar chart]




------------------------------------------------------------------------------------------------------------------------------------
      1993             1994            1995            1996            1997            1998             1999            2000
------------------------------------------------------------------------------------------------------------------------------------
      8.09%           1.13%           11.51%          5.14%           6.97%            7.38%           2.56%           8.11%
------------------------------------------------------------------------------------------------------------------------------------

The total return for the nine-month period ended September 30, 2001, was 7.50%. During the period shown in the bar chart, the highest quarterly return was 3.50% (Q3 2001) and the lowest quarterly return was -0.23% (Q1 1994).


----------------------------------------------------------------------------------------------------
                                                  1 Year      5 Years    Inception (12/18/92#)
----------------------------------------------------------------------------------------------------
Short Duration Government Bond Fund*               8.11%       6.01%             6.34%
----------------------------------------------------------------------------------------------------
Lehman Brothers Government Bond 1-3 Year Index+    8.17%       5.95%             5.78%
----------------------------------------------------------------------------------------------------

* The table compares the Fund's performance with a commonly used index for its market segment.
+    See page __ for a description of this index.
#    Calculated from 11/30/92

Fees & Expenses

Shareholder Fees (fees paid directly from your investment)
Redemption Fee(1)                                                       0.00%
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fee                                                          0.50%
Distribution/Service (12b-1) Fee                                        0.00%
Other Expenses                                                          1.96%
Total Annual Fund Operating Expenses                                    2.46%
Fee Reduction and/or Expense Reimbursement                              0.78%
Net Expenses(2)                                                         1.68%
--------------------------------------------------------------------------------
1 $10 will be deducted from redemption proceeds sent by wire or overnight courier.
2 Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses and Rule 12b-1 fees) to 0.60%. This contract has a one-year term renewable at the end of each fiscal year. Montgomery Asset Management enters into certain transactions that are expected to increase the net income yield of the Fund (such as reverse repurchase agreement transactions). These transactions also generate interest charges, however, which are reflected in the expense ratio above. The interest charges generated for the period presented were 1.08%. The operating expense ratio excluding these interest charges is 0.60%.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.



              Year 1         Year 3         Year 5         Year 10
          -------------------------------------------------------------
               $170           $611          $1,162          $2,310


Portfolio Management: Marie Chandoha and William Stevens

Call 800.572.FUND or visit www.montgomeryfunds.com

California Tax-Free Intermediate Bond Fund | MNCTX

Intended for California residents only.

Objective

High current income exempt from federal and California state personal income taxes

Principal Strategy

Invests in intermediate-maturity California municipal bonds.

Under normal conditions, the Fund invests its net assets primarily in intermediate-term, investment-grade California municipal bonds, the interest from which is exempt from federal and California personal income taxes and the alternative minimum tax. Investment-grade bonds are those rated within the four highest grades by rating agencies such as Standard & Poor's (at least BBB), Moody's (at least Baa) or Fitch (at least BBB). From time to time, the Fund may also invest in unrated bonds that the portfolio manager believes are comparable to investment-grade bonds.

The Fund may purchase bonds of any maturity, but generally the portfolio's average dollar-weighted maturity ranges from five to 10 years. The Fund's portfolio manager invests in California municipal bonds that offer attractive yields and are considered to be undervalued relative to issues of similar credit quality and interest rate sensitivity. Although the Fund concentrates its assets in California municipal bonds, the portfolio manager strives to diversify the portfolio across sectors and issuers within that market. The portfolio manager has historically invested more of the Fund's assets in better-quality investment-grade securities than lower-quality investment-grade securities.

Principal Risks

By investing in bonds, the Fund may expose you to certain risks that could cause you to lose money. As with most bond funds, the value of shares in the Fund will fluctuate along with interest rates. When interest rates rise, a bond's market price generally declines. A fund such as this one, which invests most of its assets in bonds, will behave largely the same way. As a result, the Fund is not appropriate for investors whose primary investment objective is absolute principal stability. The Fund is not a money market fund.

The Fund's concentration in California municipal bonds may expose shareholders to additional risks. In particular, the Fund will be vulnerable to any development in California's economy that may weaken or jeopardize the ability of California municipal-bond issuers to pay interest and principal on their bonds. As a result, the Fund's shares may fluctuate more widely in value than those of a fund investing in municipal bonds from a number of different states. The Fund's objective is to provide income exempt from federal and California state personal income taxes, but some of its income may be subject to the alternative minimum tax.

Call 800.572.FUND or visit www.montgomeryfunds.com

Performance Information

The following bar chart shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. All Fund results reflect the reinvestment of dividends and capital-gain distributions. Of course, past performance is no guarantee of future results.

[bar chart]



----------------------------------------------------------------------------------------------------------------
      1994             1995            1996            1997            1998            1999             2000
----------------------------------------------------------------------------------------------------------------
      0.05%           11.41%          4.51%           7.50%           6.06%           -1.24%           9.32%
----------------------------------------------------------------------------------------------------------------

The total return for the nine-month period ended September 30, 2001, was 5.14%. During the period shown in the bar chart, the highest quarterly return was 3.59% (Q3 1998) and the lowest quarterly return was -2.02% (Q2 1999).


----------------------------------------------------------------------------------------------------------------
                                                          1 Year          5 Years       Inception (7/1/93#)
----------------------------------------------------------------------------------------------------------------
CA Tax-Free Int. Bond Fund*                                9.32%           5.17%               5.24%
----------------------------------------------------------------------------------------------------------------
Merrill Lynch CA Intermediate Municipal Bond Index+        7.92%           5.10%               4.75%
----------------------------------------------------------------------------------------------------------------

* The table compares the Fund's performance with a commonly used index for its market segment.
+    See page __ for a description of this index.
#    Calculated from 6/30/93

Fees & Expenses

Shareholder Fees (fees paid directly from your investment)
Redemption Fee(1)                                                      0.00%
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fee                                                         0.50%
Distribution/Service (12b-1) Fee                                       0.00%
Other Expenses                                                         1.34%
Total Annual Fund Operating Expenses                                   1.84%
Fee Reduction and/or Expense Reimbursement                             1.14%
Net Expenses(2)                                                        0.70%
--------------------------------------------------------------------------------
1 $10 will be deducted from redemption proceeds sent by wire or overnight courier.
2 Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses and Rule 12b-1 fees) to 0.70%. This contract has a one-year term renewable at the end of each fiscal year.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


              Year 1         Year 3         Year 5         Year 10
          -------------------------------------------------------------
               $71           $348           $774           $1,825


Portfolio Management: Kelly Mainelli and William Stevens

Call 800.572.FUND or visit www.montgomeryfunds.com

Government Money Market Fund | MNGXX

Objective

Current income consistent with liquidity and capital preservation

Principal Strategy

Invests in money market-eligible U.S. government securities.

Under normal conditions, the Fund invests its assets primarily in short-term U.S. government securities, which may include bills, notes and bonds issued by government agencies such as the Federal Home Loan Bank, Federal National Mortgage Association (FNMA or "Fannie Mae") and Student Loan Marketing Association (SLMA or "Sallie Mae"), in repurchase agreements for U.S. government securities and in similar money market funds.

The Fund invests in short-term U.S. government securities that the portfolio manager believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. The Fund invests in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

Principal Risks

Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in this Fund. Also a decline in short-term interest rates would lower the Fund's yield and the return on your investment. An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Call 800.572.FUND or visit www.montgomeryfunds.com

Performance Information

The following bar chart shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. All Fund results reflect the reinvestment of dividends and capital-gain distributions. Of course, past performance is no guarantee of future results.

[bar chart]



------------------------------------------------------------------------------------------------------------------------------------
      1993             1994            1995            1996            1997            1998             1999            2000
------------------------------------------------------------------------------------------------------------------------------------
      2.83%           3.78%           5.54%           5.04%           5.16%            5.14%           4.87%           6.11%
------------------------------------------------------------------------------------------------------------------------------------

The total return for the nine-month period ended September 30, 2001, was 3.29%. During the period shown in the bar chart, the highest quarterly return was 1.57% (Q3 2000) and the lowest quarterly return was 0.65% (Q2 1993).


----------------------------------------------------------------------------------------------------------------------
                                                                 1 Year         5 Years         Inception (9/14/92)
----------------------------------------------------------------------------------------------------------------------
Government Money Market Fund*                                     6.11%          5.26%                 4.75%
----------------------------------------------------------------------------------------------------------------------
Lipper U.S. Government Money Market Fund Average Index+           5.71%          5.00%                 4.52%
----------------------------------------------------------------------------------------------------------------------

* The table compares the Fund's performance with a commonly used index for its market segment.
+    See page __ for a description of this index.
Seven-Day Yield as of 6/30/01: 3.78%. Call 800.572.FUND [3863] between 6:00 A.M.
and 4:00 P.M. Pacific time for the current yield.

Fees & Expenses

Shareholder Fees (fees paid directly from your investment)
Redemption Fee(1)                                                       0.00%
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fee                                                          0.28%
Distribution/Service (12b-1) Fee                                        0.00%
Other Expenses                                                          0.17%
Total Annual Fund Operating Expenses                                    0.45%
--------------------------------------------------------------------------------

1 $10 will be deducted from redemption proceeds sent by wire or overnight courier.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


              Year 1         Year 3         Year 5         Year 10
          -------------------------------------------------------------
               $46            $144          $252            $1,015


Portfolio Management: Marie Chandoha and William Stevens

Call 800.572.FUND or visit www.montgomeryfunds.com

California Tax-Free Money Fund | MCFXX

Intended for California residents only.

Objective

Current income exempt from federal and California income taxes, consistent with liquidity and capital preservation

Principal Strategy

Invests in money market eligible California municipal bonds.

Under normal circumstances, the Fund invests its net assets primarily in short-term, high-quality municipal bonds and notes, and in only those municipal securities the interest from which is expected to be exempt from federal and California personal income taxes and the alternative minimum tax. High-quality bonds are those rated within the two highest grades by rating agencies such as Standard & Poor's (at least AA), Moody's (at least Aa) or Fitch (at least AA). From time to time, the Fund may also invest in unrated bonds that the portfolio manager believes are comparable to high-quality bonds and notes.

The Fund focuses its investments in short-term California municipal bonds that offer attractive yields and are considered to be undervalued relative to issues of similar credit quality and interest rate sensitivity. The Fund generally concentrates its assets in California municipal bonds; however, its portfolio manager strives to diversify the portfolio across sectors and issuers within that market. The Fund invests in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

Principal Risks

Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in this Fund. Also, a short-term decline in interest rates may lower the Fund's yield and the return on your investment. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The Fund's concentration in California municipal bonds may expose shareholders to additional risks. In particular, the Fund will be vulnerable to any development in California's economy that may weaken or jeopardize the ability of California municipal-bond issuers to pay interest and principal on their bonds.

Call 800.572.FUND or visit www.montgomeryfunds.com

Performance Information

The following bar chart shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. All Fund results reflect the reinvestment of dividends and capital-gain distributions. Of course, past performance is no guarantee of future results.

[bar chart]



--------------------------------------------------------------------------------
   1995         1996         1997         1998         1999         2000
--------------------------------------------------------------------------------
   3.36%       2.90%        3.03%        2.85%        2.52%         3.13%
--------------------------------------------------------------------------------
The total return for the nine-month period ended September 30, 2001, was 1.71%. During the period shown in the bar chart, the highest quarterly return was 0.91% (Q4 1994) and the lowest quarterly return was 0.48% (Q3 2001).



--------------------------------------------------------------------------------------------------------------------
                                                                     1 Year       5 Year       Inception (9/30/94)
--------------------------------------------------------------------------------------------------------------------
California Tax-Free Money Fund*                                      3.13%         2.88%              2.99%
--------------------------------------------------------------------------------------------------------------------
Lipper California Tax-Exempt Money Market Funds Average Index+       3.09%         2.86%              2.95%
--------------------------------------------------------------------------------------------------------------------

* The table compares the Fund's performance with a commonly used index for its market segment.
+    See page __ for a description of this index.
Seven-Day Yield as of 6/30/01: 2.47%. Call 800.572.FUND [3863] between 6:00 A.M.
and 4:00 P.M. Pacific time for the current yield.

Fees & Expenses

Shareholder Fees (fees paid directly from your investment)
Redemption Fee(1)                                                      0.00%
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fee                                                         0.40%
Distribution/Service (12b-1) Fee                                       0.00%
Other Expenses                                                         0.21%
Total Annual Fund Operating Expenses                                   0.61%
Fee Reduction and/or Expense Reimbursement                             0.03%
Net Expenses(2)                                                        0.58%
--------------------------------------------------------------------------------
1 $10 will be deducted from redemption proceeds sent by wire or overnight courier.
2 Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses and Rule 12b-1 fees) to 0.60%. This contract has a one-year term renewable at the end of each fiscal year.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


              Year 1         Year 3         Year 5         Year 10
          -------------------------------------------------------------
               $59           $189           $334            $1,130


Portfolio Management: Marie Chandoha, Kelly Mainelli and William Stevens

Call 800.572.FUND or visit www.montgomeryfunds.com

Federal Tax-Free Money Fund | MFFXX

Objective

Current income exempt from federal income taxes, consistent with liquidity and capital preservation

Principal Strategy

Invests in money market eligible municipal bonds.

Under normal conditions, the Fund invests its net assets primarily in short-term, high-quality municipal bonds and notes. High-quality bonds are those rated within the two highest short-term grades by rating agencies such as Standard & Poor's (at least AA), Moody's (at least Aa) or Fitch (at least AA). The Fund may also invest in unrated bonds that the portfolio manager believes are comparable to high-quality bonds and notes.

The Fund invests in short-term municipal bonds that the portfolio manager believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. The portfolio manager strives to diversify the portfolio across bonds from several different states, sectors and issuers. The Fund invests in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

Principal Risks

Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in this Fund. Also, a decline in short-term interest rates would lower the Fund's yield and the return on your investment. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund's objective is to provide income exempt from federal income taxes, but some of its income may be subject to the alternative minimum tax.

Call 800.572.FUND or visit www.montgomeryfunds.com

Performance Information

The following bar chart shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. All Fund results reflect the reinvestment of dividends and capital-gain distributions. Of course, past performance is no guarantee of future results.

[bar chart]



--------------------------------------------------------------------------------
      1997             1998            1999            2000
--------------------------------------------------------------------------------
      3.18%           3.03%           2.80%           3.71%
--------------------------------------------------------------------------------
The total return for the nine-month period ended September 30, 2001, was 2.22%. During the period shown in the bar chart, the highest quarterly return was 0.99% (Q2 2000) and the lowest quarterly return was 0.62% (Q1 1999).

--------------------------------------------------------------------------------
                                                     1 Year  Inception (7/15/96)
--------------------------------------------------------------------------------
Federal Tax-Free Money Fund*                          3.71%         3.22%
--------------------------------------------------------------------------------
Lipper Tax-Exempt Money Market Funds Average Index+   3.52%         3.07%
--------------------------------------------------------------------------------
* The table compares the Fund's performance with a commonly used index for its market segment.
+    See page __ for a description of this index.

Seven-Day Yield as of 6/30/01: 3.35%. Call 800.572.FUND [3863] between 6:00 A.M.
and 4:00 P.M. Pacific time for the current yield.

Fees & Expenses

Shareholder Fees (fees paid directly from your investment)
Redemption Fee(1)                                                       0.00%
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fee                                                          0.40%
Distribution/Service (12b-1) Fee                                        0.00%
Other Expenses                                                          0.42%
Total Annual Fund Operating Expenses                                    0.82%
Fee Reduction and/or Expense Reimbursement                              0.22%
Net Expenses(2)                                                         0.60%
--------------------------------------------------------------------------------
1 $10 will be deducted from redemption proceeds sent by wire or overnight courier.
2 Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses and Rule 12b-1 fees) to 0.60%. This contract has a one-year term renewable at the end of each fiscal year.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


              Year 1         Year 3         Year 5         Year 10
          -------------------------------------------------------------
               $61           $216           $410            $1,252


Portfolio Management: Marie Chandoha, Kelly Mainelli and William Stevens

Call 800.572.FUND or visit www.montgomeryfunds.com

Additional Discussion of Principal Strategies and Related Risks

General

Currently, each Fund invests at least 65% of its assets in the type of investment suggested by its name. Effective July 31, 2002, certain Funds may increase this percentage to 80% to comply with Securities and Exchange Commission (SEC) rules.

Focus Funds

Montgomery intends to post Fund holdings for certain Focus Funds every week, which could pose the risk of individuals using such information to the detriment of those Funds. To mitigate this potential risk, the information will be posted on a time-delayed basis of approximately two weeks. Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities. Past performance of individual securities, as well as that of the Funds, is no guarantee of future results.

Montgomery International Focus Fund

To the extent that the Fund invests in Japanese securities, the Fund exposes shareholders to certain risks. The Fund's share value may be more volatile than that of mutual funds not sharing this geographic concentration. The value of the Fund's shares may vary dramatically in response to political and economic factors affecting companies in Japan.

Securities in Japan are denominated and quoted in yen. Yen are fully convertible and transferable, based on floating exchange rates, into all readily convertible currencies; there are no administrative or legal restrictions for both residents and non-residents of Japan. As a result, in the absence of a successful currency hedge, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by fluctuations in the value of Japanese yen relative to the U.S. dollar.

The decline in the Japanese securities market since 1989 has contributed to a weakness in the Japanese economy, and the impact of a further decline cannot be ascertained. The common stocks of many Japanese companies continue to trade at high price-to-earnings ratios in comparison with those in the United States, even after that market decline. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the United States.

Montgomery Global Long-Short Fund

General. The Fund invests its assets primarily in long and short positions in equity securities. The value of long and short positions will not necessarily be equal.

Short Sales. When Montgomery believes that a security is overvalued, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. If the price of the security decreases in value, the Fund may make a profit and, conversely, if the security increases in value, the Fund will incur a loss because it will have to replace the borrowed security by purchasing it at a higher price. There can be no assurance that the Fund will be able to close out the short position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is not limited. A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a "short squeeze" can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund.

The Fund also may make short sales "against-the-box," in which it sells short securities it owns. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a "constructive sale," requiring the Fund to recognize any taxable gain from the transaction.

Until the Fund replaces a borrowed security, it will designate sufficient U.S. government securities, and other liquid debt and equity securities to cover any difference between the value of the security sold short and any collateral deposited with a broker or other custodian. In addition, the value of the designated securities must be at least equal to the original value of the securities sold short. Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian. The Fund will not make a short sale if, immediately before the transaction, the market value of all securities sold exceeds 100% of the value of the Fund's net assets.

Borrowing/Leverage. The Fund may borrow money from banks and engage in reverse repurchase transactions for temporary or emergency purposes. The Fund may borrow from broker-dealers and other institutions to leverage a transaction. Total bank borrowings may not exceed one-third of the value of the Fund's assets. The Fund also may leverage its portfolio through margin borrowing and other techniques in an effort to increase total return. Although leverage creates an opportunity for increased income and gain, it also creates certain risks. For example, leveraging may magnify changes in the net asset values of the Fund's shares and in its portfolio yield. Although margin borrowing will be fully collateralized, the Fund's assets may change in value while the borrowing is outstanding. Leveraging creates interest expenses that can exceed the income from the assets retained.

Foreign Securities. By investing in foreign stocks, the Fund exposes shareholders to additional risks. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. The risks of investing in emerging markets are considerable. Emerging stock markets tend to be much more volatile than the U.S. market due to the relative immaturity, and occasional instability, of their political and economic systems. In the past many emerging markets restricted the flow of money into or out of their stock markets, and some continue to impose restrictions on foreign investors. These markets tend to be less liquid and offer less regulatory protection for investors. The economies of emerging countries may be predominately based on only a few industries or on revenue from particular commodities, international aid and other assistance. Most of the securities in which the Fund invests are denominated in foreign currencies, whose value may decline against the U.S. dollar. Furthermore, during the period following the January 1, 1999, introduction by the European Union of a single European currency (the euro), market uncertainties and even market disruptions could negatively affect the Fund's investments in European companies.

Emerging Markets Focus Fund

The Fund's portfolio manager may sell stocks "short" that it believes will go down. A short position is when the Fund sells a security that it has borrowed. The Fund will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock increases or decreases between the time it is sold and when the

Call 800.572.FUND or visit www.montgomeryfunds.com

Fund replaces the borrowed security. As a result, an investment in this Fund may be more volatile than investments in other mutual funds. This Fund is not appropriate for conservative investors.

There can be no assurance that the Fund will be able to close out the short position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is not limited. A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a "short squeeze" can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund.

The Fund also may make short sales "against-the-box," in which it sells short securities it owns. The Fund will incur transaction costs when opening, maintaining and closing short sales against-the-box, that result in a "constructive sale," requiring the Fund to recognize any taxable gain from the transaction.

Until the Fund replaces a borrowed security, it will designate sufficient U.S. government securities and other liquid debt and equity securities to cover any difference between the value of the security sold short and any collateral deposited with a broker or other custodian. In addition, the value of the designated securities must be at least equal to the original value of the securities sold short. Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian. The Fund will not make a short sale if, immediately before the transaction, the market value of all securities sold exceeds 100% of the value of the Fund's net assets.

Montgomery Emerging Asia Fund

By investing in emerging Asia markets, the Fund exposes shareholders to additional risks. For example, the stock markets of China/Hong Kong, India and South Korea tend to be much more volatile than the U.S. market due to their relative immaturity and occasional instability. Malaysia has restricted the flow of money into and out of the country. Finally, investing in the securities of South Korean and Taiwanese companies may involve risks of political, economic and social uncertainty and instability, including the potential for military action between South and North Korea and between mainland China and Taiwan. In the latter part of 1997, South Korea experienced a national financial crisis, which has led to a recessionary environment and is continuing with serious consequences for unemployment and domestic business activities. The full impact of this recessionary environment cannot be predicted, but widespread restructuring and consolidation as well as a continued high rate of bankruptcies can be expected. As a defensive measure to these risks, the Fund may invest in the stocks of companies located in Japan, Australia or New Zealand.

The Euro: Single European Currency

Investors in the International and Global Equity Funds should note the following: On January 1, 1999, the European Union (EU) introduced a single European currency called the euro. Eleven of the 15 EU members have begun to convert their currencies to the euro: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain (leaving out Britain, Sweden, Denmark and Greece). For the first three years, the euro will be a phantom currency (only an accounting entry). Euro notes and coins will begin circulating in 2002.

The euro has been introduced, but the following uncertainties will continue to exist for some time:

o Whether the payment, valuation and operational systems of banks and financial institutions can operate reliably

o The applicable conversion rate for contracts stated in the national currency of an EU member

o How clearing and settlement systems needed to process transactions reliably will work

o What the effects of the euro on European financial and commercial markets will be

o    How new legislation and regulations will affect euro-related issues

These and other factors could cause market disruptions and affect the value of your shares in a Fund that invests in companies conducting business in Europe. Montgomery and its key service providers have taken steps to address euro-related issues, but there can be no assurance that these efforts will be sufficient.

Defensive Investments

At the discretion of its portfolio manager(s), each Montgomery Fund may invest up to 100% of its assets in cash for temporary defensive purposes. No Fund is required or expected to take such a defensive posture. But if used, such an unlikely stance may help a Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, a Fund may not achieve its investment objective. For example, should the market advance during this period, a Fund may not participate as much as it would have if it had been more fully invested.

Portfolio Turnover

The Funds' portfolio managers will sell a security when they believe it is appropriate to do so, regardless of how long a Fund has owned that security. Buying and selling securities generally involves some expense to a Fund, such as commission paid to brokers and other transaction costs. By selling a security, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher a Fund's annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. Increased brokerage costs may adversely affect a Fund's performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distribution of capital gains may affect your after-tax return. Annual portfolio turnover of 100% or more is considered high. The following Montgomery Funds will typically have annual turnover in excess of that rate because of their portfolio managers' investment styles: Growth, Mid Cap, Mid Cap Focus, Small Cap, Balanced, International Growth, International Focus, Global Opportunities, Global Focus, Global Long-Short, Emerging Markets Focus, Emerging Asia Total Return Bond Funds. See "Financial Highlights," beginning on page __, for each Fund's historical portfolio turnover.

Call 800.572.FUND or visit www.montgomeryfunds.com

Management of the Funds

Investment Manager

The investment manager of The Montgomery Funds is Montgomery Asset Management, LLC. Founded in 1990 Montgomery Asset Management is a subsidiary of Commerzbank AG, one of the largest publicly held commercial banks in Germany. As of September 30, 2001, Montgomery Asset Management managed approximately $7.3 billion on behalf of some 150,000 investors in The Montgomery Funds.

Management Fees and Operating Expense Limits

The table below shows the management fee rate actually paid to Montgomery Asset Management over the past fiscal year and the contractual limits on total operating expenses for each Fund. The management fee amounts shown may vary from year to year, depending on actual expenses. Actual fee rates may be greater than contractual rates to the extent Montgomery recouped previously deferred fees during the fiscal year.


                                                                  Management Fees       Lower of Total Expense Cap or Actual
Montgomery Fund                                                    (annual rate)            Total Expenses (annual rate)
U.S. Equity Funds
        Montgomery Growth Fund                                        1.00%                           1.43%
        Montgomery Mid Cap Fund                                       1.40%                           1.50%
        Montgomery Mid Cap Focus Fund                                 1.00%                           1.40%
        Montgomery Small Cap Fund                                     1.00%                           1.36%
        Montgomery U.S. Focus Fund                                    1.00%                           1.40%
        Montgomery Balanced Fund                                      0.00%                           1.30%
International and Global Equity Funds
        Montgomery International Growth Fund                          1.10%                           1.65%
        Montgomery International Focus Fund                           1.10%                           1.65%
        Montgomery Global Opportunities Fund                          1.25%                           1.90%
        Montgomery Global Focus Fund                                  1.25%                           1.80%
        Montgomery Global Long-Short Fund                             1.50%                           2.35%
        Montgomery Global Communications Fund                         1.20%                           1.69%
        Montgomery Emerging Markets Fund                              1.25%                           1.90%
        Montgomery Emerging Markets Focus Fund                        1.10%                           1.60%
        Montgomery Emerging Asia Fund                                 1.25%                           1.90%
U.S. Fixed-Income and Money Market Funds
        Montgomery Total Return Bond Fund                             0.50%                           0.70%
        Montgomery Short Duration Government Bond Fund                0.50%                           0.60%
        Montgomery California Tax-Free Intermediate Bond Fund         0.50%                           0.70%
        Montgomery Government Money Market Fund                       0.28%                           0.45%
        Montgomery California Tax-Free Money Fund                     0.40%                           0.58%
        Montgomery Federal Tax-Free Money Fund                        0.40%                           0.60%


Portfolio Managers

Oscar Castro

o Montgomery International Growth, International Focus, Global Opportunities, Global Focus and Global Communications Funds

     o CFA, Senior Portfolio Manager. Mr. Castro has managed the Montgomery Global Opportunities Fund and co-managed the Montgomery Global Communications Fund since their launch in 1993. He has managed the Montgomery International Growth Fund since its inception in 1995 and the Montgomery International Focus Fund since its inception in 1999. In addition, Mr. Castro has managed the Montgomery Global Focus Fund since 2000. Prior to joining Montgomery, Mr. Castro was vice president and portfolio manager at G.T. Capital Management, where he helped launch and manage mutual funds specializing in global telecommunications and Latin America. Prior to that he was a founder and co-manager of the Common Goal World Fund, a global equity partnership. Mr. Castro holds a Master of Business Administration degree in Finance from Drexel University in Pennsylvania and a Bachelor of Science degree in Chemical Engineering from Simon Bolivar University in Venezuela.

Marie Chandoha

     o Montgomery Total Return Bond and Short Duration Government Bond Funds and Montgomery's money market funds

          o Portfolio Manager. Ms. Chandoha joined Montgomery in 1999 as portfolio manager of the Montgomery Total Return Bond and Short Duration Government Bond Funds. In 2001, she became a co-portfolio manager of the Montgomery Government Money Market Fund. Ms. Chandoha began her investment career in 1983. From 1996 to 1999, she was chief bond strategist at Goldman Sachs, where she advised institutional clients on optimal asset allocation strategies in the U.S. bond market. From 1994 to 1996, she was managing director of global fixed-income and economics research at Credit Suisse First Boston, where she managed


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

               the global bond and economics research department. Ms. Chandoha is a Phi Beta Kappa graduate of Harvard University, with a Bachelor of Arts degree in Economics.

Frank Chiang

o    Montgomery Emerging Markets and Emerging Asia Funds

     o Portfolio Manager. Mr. Chiang joined Montgomery in 1996, co-managing the Montgomery Emerging Markets Fund and managing the Montgomery Emerging Asia Fund since its inception. From 1993 to 1996, he was with TCW Asia Ltd., Hong Kong, where he was a managing director and portfolio manager responsible for TCW's Asian Equity strategy. Prior to that he was associate director and portfolio manager for Wardley Investment Services, Hong Kong, where he created and managed three dedicated China funds. Mr. Chiang has a Bachelor of Science degree in Physics and Mathematics from McGill University in Montreal, Canada, and a Master of Business Administration and Finance degree from New York University. He is fluent in three Chinese dialects: Mandarin, Shanghainese and Cantonese.


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

Josephine Jimenez

o    Montgomery Emerging Markets and Emerging Markets Focus Funds

     o CFA, Senior Portfolio Manager. Ms. Jimenez joined Montgomery in 1991 to launch the firm's emerging markets discipline and has managed the Montgomery Emerging Markets Fund since it launched in 1992. In addition, she has managed the Montgomery Emerging Markets Focus Fund since its inception in 1997. Prior to joining Montgomery, Ms. Jimenez was a portfolio manager at Emerging Markets Investors Corporation. From 1981 through 1988, she analyzed U.S. equity securities, first at Massachusetts Mutual Life Insurance Company, then at Shawmut Corporation. She received a Master of Science degree from the Massachusetts Institute of Technology and a Bachelor of Science degree from New York University.

Chetan Joglekar

o    Montgomery Global Long-Short Fund

     o Portfolio Manager. Mr. Joglekar joined Montgomery in 1997 as a senior trader responsible for the Asian and European markets. He has been involved in executing long and short trades for the Montgomery Global Long-Short Fund since its inception and has been managing the Fund since 2000. From 1995 to 1997, he was the chief trader at Janhavi Securities PVT Ltd., a brokerage house based in India. Mr. Joglekar holds a Bachelor of Engineering degree with a concentration in Mechanical Engineering from the University of Pune in India.

Kelly Mainelli

o Montgomery California Tax-Free Intermediate Bond, California Tax-Free Money and Federal Tax-Free Money Funds

     o Portfolio Manager. Mr. Mainelli joined Montgomery in 2000 as the senior trader for municipal securities in Montgomery's municipal bond portfolios. In 2001, he became portfolio manager for the Montgomery California Tax-Free Intermediate Bond Fund, the Montgomery California Tax-Free Money Fund and the Montgomery Federal Tax-Free Money Fund. From 1999 to 2000, Mr. Mainelli was an associate portfolio manager at Strong Capital Management. Prior to that, he was a vice president and director of fixed income at American Frontier Financial Corporation from 1995 to 1999. Mr. Mainelli has a Master of Business Administration from the University of Colorado and a Bachelor of Science degree in Finance from Merrimack College.

Stephen Parlett

o    Montgomery Global Communications Fund

     o CFA, Portfolio Manager. Since joining the Montgomery Global Equity team in 1995, Mr. Parlett has been responsible for global communications sector analysis. He has co-managed the Montgomery Global Communications Fund since 2000. Prior to that he was the firm's portfolio accounting manager, helping implement a new international portfolio accounting system. Before joining Montgomery in 1993, he was an international portfolio accountant at G.T. Capital Management. Mr. Parlett holds a Bachelor of Science degree in Finance from California State University, Sacramento.


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

Jerome "Cam" Philpott

o    Montgomery Mid Cap, Mid Cap Focus and Small Cap Funds

     o CFA, Portfolio Manager. Mr. Philpott joined Montgomery in 1991 as an analyst for the Small Cap Equity team. He has co-managed the Montgomery Small Cap Fund since 1993, the Montgomery Mid Cap Focus Fund since its inception in 2000 and the Montgomery Mid Cap Fund since 2001. Prior to Montgomery, Mr. Philpott served as a securities analyst with Boettcher & Company, where he focused on the consumer and telecommunications industries. Prior to that he worked as a general securities analyst at Berger Associates, Inc., an investment management firm. Mr. Philpott holds a Master of Business Administration degree from the Darden School at the University of Virginia and a Bachelor of Arts degree in Economics from Washington and Lee University.

Andrew Pratt

o    Montgomery Growth, U.S. Focus and Balanced Funds

     o CFA, Portfolio Manager. Mr. Pratt joined Montgomery in 1993 as part of the Growth Equity team, responsible for managing the Montgomery Growth and Mid Cap Funds. He has managed the Montgomery U.S. Focus Fund since its inception in 1999. In 2000 he became portfolio manager of the Montgomery Growth Fund and co-manager of the Balanced Fund. In addition, he has been managing U.S. equity portfolios for institutional clients. Prior to joining Montgomery, Mr. Pratt was with Hewlett-Packard as an equity analyst covering a variety of industry groups. While at HP he also managed a portfolio of small-cap technology companies and researched private placement and venture capital investments. Mr. Pratt holds a Bachelor of Business Administration degree from the University of Wisconsin and a Master of Science degree in Finance from Boston College.

Charles I. Reed

o    Montgomery Mid Cap Focus and Small Cap Funds

     o CFA, Portfolio Manager. Mr. Reed joined Montgomery in 1997 as an analyst for the Small Cap Equity team. He has co-managed the Montgomery Small Cap Fund and the Mid Cap Focus Fund since 2000. From 1995 to 1997, he was an equity analyst for Berger Associates, Inc., where he conducted research on publicly traded companies, performed fundamental analysis of data networking companies, and developed and maintained financial models on companies within the financial telecommunications and temporary staffing industries. From 1992 to 1995, Mr. Reed worked as a project manager for Lipper Analytical Services, Inc., performing mutual fund analysis on performance and expenses. He received a Bachelor of Science degree in Finance from Colorado State University and a Master of Science degree in Finance with an emphasis in Financial Analysis from the University of Colorado.

Stuart Roberts

o    Montgomery Mid Cap and Small Cap Funds

     o Senior Portfolio Manager. Mr. Roberts has been managing the Montgomery Small Cap Fund since its inception in 1990 and has specialized in small-cap growth investing since 1983. In 2001, he became a portfolio manager of the Montgomery Mid Cap Fund. Prior to joining Montgomery, he was vice president and portfolio manager at Founders Asset Management, where he was responsible for managing three separate growth-oriented small-cap mutual funds. Before joining Founders, Mr. Roberts managed a health-care sector mutual fund as portfolio manager at Financial Programs, Inc. He holds a Master of Business Administration degree from the University of Colorado and a Bachelor of Arts degree in Economics and History from Bowdoin College.

William Stevens

o    Montgomery Balanced and Fixed-Income Funds

     o Senior Portfolio Manager. Mr. Stevens began his investment career in 1984 and has directed Montgomery's U.S. Fixed-Income team since joining the firm in 1992, managing all Fixed-Income Funds since their inceptions. He has also managed the Balanced Fund since its launch in 1994. Prior to Montgomery he was responsible for starting the collateralized mortgage obligation and asset-backed securities trading department at Barclays de Zoete Wedd Securities. Previously, he had headed the structured product department at Drexel Burnham Lambert, which included both origination and trading. Mr. Stevens has a Master of Business Administration degree from the Harvard Business School and is a Phi Beta Kappa graduate of Wesleyan University.

Our Partners

As a Montgomery shareholder, you may see the names of our partners on a regular basis. We all work together to ensure that your investments are handled accurately and efficiently.

o Funds Distributor, Inc., located in New York City and Boston, distributes the Montgomery Funds.

o DST Systems, Inc., located in Kansas City, Missouri, is the Funds' Master Transfer Agent who performs certain recordkeeping and accounting functions for the Funds.

o State Street Bank and Trust Company (formerly Investors Fiduciary Trust Company), also located in Kansas City, Missouri, assists DST Systems, Inc. with certain recordkeeping and accounting functions for the Funds.

Additional Benchmark Information

o The Lehman Brothers Aggregate Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

o The Morgan Stanley Capital International (MSCI) All-Country Asia-Free (ex-Japan) Index comprises equities in 12 countries in the Asia Pacific region.

o The MSCI All-Country World Free Index is a capitalization-weighted index composed of securities listed on the stock exchanges of more than 45 developed and emerging countries, including the United States.


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

o The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted composite index that covers individual securities within the equity markets of approximately 25 emerging markets countries.

o The MSCI Europe, Australasia and Far East (EAFE) Index, a capitalization-weighted index, is composed of 21 developed market countries in Europe, Australasia and the Far East. The returns are presented net of dividend withholding taxes.

o The MSCI Telecommunications Index is a capitalization-weighted index comprising of equity securities of communications companies in developed countries worldwide.

o The MSCI World Index measures the performance of selected stocks in 22 developed countries. The index is presented net of dividend withholding taxes.

o The Russell Midcap Growth Index measures the performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

o The Russell 2000 Index is a capitalization-weighted total return index that includes the smallest 2,000 companies within the Russell 3000 Index.

o The Standard & Poor's (S&P) 500 Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.

o The S&P Mid Cap 400 Index is an unmanaged broad-based composite index that measures the performance of 400 mid-sized companies (with market capitalizations between $189 million and $23 billion) in the U.S. market.


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

Buying, Selling and Exchanging Shares

Summary

To open a new account, complete and mail the New Account application included with this prospectus ($2,500 minimum for regular accounts and $1,000 for IRAs), or complete an application online by accessing www.montgomeryfunds.com ($1,000 minimum).The minimum subsequent investment is $100.

Trade requests received after 1:00 P.M. Pacific time (4:00 P.M. eastern time) will be executed at the following business day's closing price. Once a trade is placed, it may not be altered or canceled.

Checks should be made payable to: The Montgomery Funds

Once an account is established, you can:

     o    Buy, sell or exchange shares online

          Go to www.montgomeryfunds.com. Follow online instructions to enable this service.

     o    Buy, sell or exchange shares by phone

          Contact The Montgomery Funds at 800.572.FUND [3863].
          Press 1 for a shareholder service representative, or press 2 for the automated Montgomery Star System.

     o    Buy or Sell shares by wiring funds

               To:            State Street Bank and Trust Company - ABA
                              #101003621

               For:           DST Systems, Inc. - Account #7526601
                              Attention: The Montgomery Funds

               For Credit to: [shareholder(s) name], [shareholder(s) account number], [Montgomery Fund name]

     o    Buy or sell shares by mail

               Mail buy/sell order(s) with your check

               By regular mail:     The Montgomery Funds
                                    c/o DST Systems, Inc.
                                    P.O. Box 219073
                                    Kansas City, MO 64121-9073

               By express or        The Montgomery Funds

               overnight service:   c/o DST Systems, Inc.
                                    210 West 10th Street, 8th Floor
                                    Kansas City, MO 64105-1614

To Open a New Account

Online. Visit www.montgomeryfunds.com to print out an application or to exchange at least $1,000 from an existing account into a new account.

By Phone. To make an initial investment by phone, you must have been a current Montgomery shareholder for at least 30 days. Shares for Individual Retirement Accounts (IRAs) may not be purchased by phone. Your purchase of a new Fund must meet its investment minimum and is limited to the total value of your existing accounts or $10,000, whichever is greater. To complete the transaction, we must receive payment within three business days. We reserve the right to collect any losses from any of your accounts if we do not receive payment within that time.

By Wire. Call us at 800.572.FUND [3863] to let us know that you intend to make your initial investment by wire. Tell us your name, the amount you want to invest and the Fund(s) in which you want to invest. We will give you further instructions and a fax number to which you should send your completed New Account application. To ensure that we handle your investment accurately, include complete account information in all wire instructions. Then request your bank to wire money from your account. See "Buy or sell shares by wiring funds," above. Please note that your bank may charge a wire transfer fee.

By Mail. Send your signed, completed application, with a check payable to The Montgomery Funds to the appropriate address (see "Buy or sell shares by mail" above). Your check must be in U.S. dollars and drawn on a bank located in the United States. Dividends do not accrue until your check has cleared. We do not accept third-party checks, "starter" checks, credit-card checks, instant-loan checks or cash investments. We may impose a charge on checks that do not clear.

Money Market Funds. The price of the Money Market Funds is determined at 12 noon eastern time on most business days. If we receive your order by that time, your shares will be priced at the net asset value (NAV) calculated at noon that day. If we receive your order after 12 noon eastern time, you will pay the next price we determine after receiving your order. Also, only those orders received by 12 noon eastern time will be eligible to accrue any dividend paid for the day of investment.

Foreign Funds. Several of our Funds invest in securities denominated in foreign currencies and traded on foreign exchanges. To determine their value, we convert their foreign-currency price into U.S. dollars by using the exchange rate last quoted by a major bank. Exchange rates fluctuate frequently and may affect the U.S. dollar value of foreign-denominated securities, even if their market price does not change. In addition, some foreign exchanges are open for trading when the U.S. market is closed. As a result, a Fund's foreign securities--and its price--may fluctuate during periods when you can't buy, sell or exchange shares in the Fund.

Bank Holidays. On bank holidays we will not calculate the price of the U.S. Fixed-Income and Money Market Funds, even if the NYSE is open that day. Shares in these Funds will be sold at the next NAV we determine after receipt of your order.


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

Trading Times. Whether buying, exchanging or selling shares, transaction requests received after 1:00 P.M. Pacific time (4:00 P.M. eastern time) will be executed at the next business day's closing price.

Buying Additional Shares

Online. To buy shares online, you must first set up an Electronic Link (described in the note at above left). Then visit www.montgomeryfunds.com to create a PIN for accessing your account(s). You can purchase up to $25,000 per day in additional shares of any Fund, except those held in a retirement account. The cost of the shares will be automatically deducted from your bank account within two days of your purchase.

By Phone. Current shareholders are automatically eligible to buy shares by phone. To buy shares in a Fund you currently own or to invest in a new Fund, call 800.572.FUND [3863]. Shares for IRAs may not be purchased by phone. Telephone purchases can be made for up to five times your account value as of the previous day.

We must receive payment for your purchase within three business days of your request. To ensure that we do, you can:

o Transfer money directly from your bank account by mailing a written request and a voided check or deposit slip (for a savings account).

o    Send us a check by overnight or second-day courier service.

o Instruct your bank to wire money to our affiliated bank using the information under "Becoming a Montgomery Shareholder" (page __).

By Wire. There is no need to contact us when buying additional shares by wire. Instruct your bank to wire funds to our affiliated bank using the information under "Buy or Sell Shares by Wiring Funds" (page __).

By Mail. Complete the form at the bottom of any Montgomery statement and mail it with your check payable to The Montgomery Funds. Or mail a check with a signed letter noting the name of the Fund in which you want to invest, your account number and telephone number. We will mail you a confirmation of your investment. Note that we may impose a charge on checks that do not clear.

Exchanging Shares

You may exchange Class R shares in one Fund for Class R shares in another in accounts with the same registration, Taxpayer Identification Number and address. There is a $100 minimum to exchange into a Fund you currently own and a $1,000 minimum for investing in a new Fund. Note that an exchange is treated as a sale and may result in a realized gain or loss for tax purposes. You may exchange shares by phone at 800.572.FUND [3863] or through our online Account Access area at www.montgomeryfunds.com.

We will process your exchange order at the next-calculated NAV.

You may exchange shares only in Funds that are qualified for sale in your state and that are offered in this prospectus. You may not exchange shares in one Fund for shares of another that is currently closed to new shareholders unless you are already a shareholder in the closed Fund.

Because excessive exchanges can harm a Fund's performance, we reserve the right to terminate your exchange privileges if you make more than four exchanges out of any one Fund during a 12-month period. We may also refuse an exchange into a Fund from which you have sold shares within the previous 90 days (accounts under common control and accounts having the same Taxpayer Identification Number will be counted together). Exchanges out of the Fixed-Income and Money Market Funds are exempt from this restriction.

We may restrict or refuse your exchanges if we receive, or anticipate receiving, simultaneous orders affecting a large portion of a Fund's assets or if we detect a pattern of exchanges that suggests a market-timing strategy.

We reserve the right to refuse exchanges into a Fund by any person or group if, in our judgment, the Fund would be unable to effectively invest the money in accordance with its investment objective and policies, or might be adversely affected in other ways. Redemption fees may apply to exchanges or redemptions out of some Funds.

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

Selling Shares

You may sell some or all of your Fund shares on days that the NYSE is open for trading (except bank holidays for the Fixed-Income and Money Market Funds). Note that a redemption is treated as a sale and may result in a realized gain or loss for tax purposes.

Your shares will be sold at the next NAV we calculate for the Fund after receiving your order. We will promptly pay the proceeds to you, normally within three business days of receiving your order and all necessary documents (including a written redemption order with the appropriate signature guarantee).We will mail or wire you the proceeds, depending on your instructions. Redemption proceeds from shares purchased by check or bank transfer may be delayed up to 15 calendar days to allow the check or transfer to clear. Within this 15-day period, you may choose to exchange your investment into a Montgomery Money Market Fund.

Aside from any applicable redemption fees, we generally will not charge you any fees when you sell your shares, although there are some minor exceptions:

o For shares sold by wire, a $10 wire transfer fee that will be deducted directly from the proceeds.

o For redemption checks requested by Federal Express, a $10 fee will be deducted directly from the redemption proceeds.

In accordance with the rules of the Securities and Exchange Commission (SEC), we reserve the right to suspend redemptions under extraordinary circumstances.

Our Electronic Link program allows us to automatically debit or credit your bank account for transactions made by phone or online. To take advantage of this service, simply mail us a voided check or preprinted deposit slip from your bank account along with a request to establish an Electronic Link.

By Internet or Phone. You may accept or decline Internet or telephone redemption privileges on your New Account application. If you accept, you will be able to sell up to $50,000 in shares through www.montgomeryfunds.com, through one of our shareholder service representatives or through our automated Star System at 800.572.FUND [3863]. You may not buy or sell shares in an IRA by phone. If you included bank wire information on your New Account application or made arrangements later for wire redemptions, proceeds can be wired to your bank account. Please allow at least two business days for the proceeds to be credited to your bank account. If you want proceeds to arrive at your bank on the next business day (subject to bank cutoff times), there is a $10 fee. For more information about our Internet or phone transaction policies, see "Other Policies" on page __.

By Mail. Send us a letter including your name, Montgomery account number, the Fund from which you would like to sell shares and the dollar amount or number of shares you want to sell. You must sign the letter in the same way your account is registered. If you have a joint account, all accountholders must sign the letter.

If you want the proceeds to go to a party other than the account owner(s) or your predesignated bank account, or if the dollar amount of your redemption exceeds $50,000, you must obtain a signature guarantee (not a notarization) available from many commercial banks, savings associations, stock brokers and other National Association of Securities Dealers (NASD) member firms.

If you want to wire your redemption proceeds but do not have a predesignated bank account, include a preprinted voided check or deposit slip. If you do not have a preprinted check, please send a signature-guaranteed letter along with your bank instructions. The minimum wire amount is $500. Wire charges, if any, will be deducted from the redemption proceeds. We may permit lesser wire amounts or fees at our discretion. Call 800.572.FUND [3863] for more details.

Shareholder service is available Monday through Friday from 6:00 A.M. to 4:00 P.M. Pacific time.

By Check. If you have checkwriting privileges on your account, you may write a check to redeem some of your shares, but not to close your account in the Fixed-Income or Money Market Funds. A balance must be available in the Fund upon which the check is drafted. Proceeds may not be available until your check or bank transfer clears, which may take up to 15 days after the purchase date. Checkwriting is not available for assets in an IRA. Checks may not be written for amounts below $250. Checks require only one signature unless otherwise indicated. We will return your checks upon request. Note that we may impose a charge for a stop-payment request.

Redemption Fee. The redemption fees for the U.S. Equity Funds and the International and Global Equity Funds are intended to compensate the Funds for the increased expenses to longer-term shareholders and the disruptive effect on the portfolios caused by short-term investments. The redemption fee will be assessed on the NAV of the shares redeemed or exchanged and will be deducted from the redemption proceeds otherwise payable to the shareholder. Each Fund will retain the fee charged.

Other Account Information

Generally

You pay no sales charge to invest in Class R shares of the Montgomery Funds. The minimum initial investment for each Fund is $2,500 ($1,000 for IRAs) unless you use an application from our Web site at www.montgomeryfunds.com or exchange into a Fund online. In that case, the minimum is just $1,000. The minimum subsequent investment is $100. Under certain conditions we may waive these minimums. If you buy shares through a broker or investment advisor, different requirements may apply. All investments must be made in U.S. dollars.

We must receive payment from you within three business days of your purchase. In addition, the Funds and the Distributor each reserve the right to reject all or part of any purchase.

From time to time, Montgomery may close and reopen any of its Funds to new investors at its discretion. Shareholders who maintain open accounts that meet the minimum required balance of $1,000 in a Fund when it closes may make additional investments in it. Employer-sponsored retirement plans, if they are already invested in those Funds, may be able to open additional accounts for plan participants. Montgomery may reopen and close any of its Funds to certain types of new shareholders in the future. If a Fund is closed and you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in the Fund. If you do not own shares of a closed Fund, you may not exchange shares from other Montgomery Funds for shares of that Fund. The Montgomery Funds reserve the right to close or liquidate a Fund at their discretion.

How Fund Shares Are Priced

How and when we calculate the Funds' price or NAV determines the price at which you will buy or sell shares. We calculate a Fund's NAV by dividing the total net value of its assets by the number of outstanding shares. We base the value of the Funds' investments on their market value, usually the last price reported for each security before the close of market that day. A market price may not be available for securities that trade infrequently. Occasionally, an event that affects a security's value may occur after the market closes. This is more likely to happen with foreign securities traded in foreign markets that have different time zones than in the United States. Major


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

developments affecting the prices of those securities may occur after the foreign markets in which such securities trade have closed, but before the Fund calculates its NAV. In this case, Montgomery, subject to the supervision of the Fund's Board of Trustees or Pricing Committee, will make a good-faith estimate of the security's "fair value," which may be higher or lower than security's closing price in its relevant market.

We calculate the NAV of each Montgomery Fund (other than the Money Market Funds) after the close of trading on the New York Stock Exchange (NYSE) every day the NYSE is open. We do not calculate NAVs on days on which the NYSE is closed for trading. Certain exceptions apply as described below. Additionally, the Funds may, but do not expect to, determine the NAVs of their shares on any day the NYSE is not open for trading if there is sufficient trading in their portfolio securities on such days. If we receive your order by the close of trading on the NYSE, you can purchase shares at the price calculated for that day. The NYSE usually closes at 4:00 P.M. on weekdays, except for holidays. If your order is received after the NYSE has closed, your shares will be priced at the next NAV we determine after receipt of your order. More details about how we calculate the Funds' NAVs are provided in the Statement of Additional Information.

o Money Market Funds. The price of Money Market Funds is determined at 12 noon eastern time on most business days. If we receive your order by that time, your shares will be priced at the NAV calculated at noon that day. If we receive your order after 12 noon eastern time, you will pay the next price we determine after receiving your order. Also, only those orders received by 12 noon eastern time will be eligible to accrue any dividend paid for the day of investment.

o Foreign Funds. Several of our Funds invest in securities denominated in foreign currencies and traded on foreign exchanges. To determine their value, we convert their foreign-currency price into U.S. dollars by using the exchange rate last quoted by a major bank. Exchange rates fluctuate frequently and may affect the U.S. dollar value of foreign-denominated securities, even if their market price does not change. In addition, some foreign exchanges are open for trading when the U.S. market is closed. As a result, a Fund's foreign securities--and its price--may fluctuate during periods when you can't buy, sell or exchange shares in the Fund.

o Bank Holidays. On bank holidays we will not calculate the price of the Fixed-income and Money Market Funds, even if the NYSE is open that day. Shares in these Funds will be sold at the next NAV we determine after receipt of your order.

Manage Your Account(s) Online

Our Account. Access area offers free, secure, around-the-clock access to your Montgomery Funds account(s). At www.montgomeryfunds.com shareholders can:


o   Check current account balances                            o     View tax summaries
o   Buy, exchange or sell shares                              o     Change address of record
o   View the most recent account activity and up to 160       o     Consent for electronic delivery of regulatory documents such as
    records of account history within the past two years            prospectuses and annual reports
o   View statements                                           o     Reorder checkbooks
o   Order duplicate statements and tax forms

Access your account(s) online today: Simply click on the Account Access tab and follow the simple steps to create a secure Personal Identification Number (PIN). It takes only a minute.

For your protection this secure area of our site requires the use of browsers with 128-bit encryption. If you are not sure what level of security your browser supports, click on our convenient browser check.

Other Policies

Minimum Account Balances. Due to the cost of maintaining small accounts, we require a minimum Fund account balance of $1,000. If your account balance falls below that amount for any reason, we may ask you to add to your account. If your account balance is not brought up to the minimum or you do not send us other instructions, we may redeem your shares and send you the proceeds. We believe that this policy is in the best interests of all our shareholders.

Expense Limitations. Montgomery Asset Management may reduce its management fees and absorb expenses to maintain total operating expenses (excluding interest, taxes and dividend expenses) for each Fund below its previously set operating expense limit. The Investment Management Agreement allows Montgomery three years to recoup amounts previously reduced or absorbed, provided the Fund remains within the applicable expense limitation. Montgomery generally seeks to recoup the oldest amounts before seeking payment of fees and expenses for the current year.

Shareholder Servicing Plan. The Global Long-Short Fund has adopted a Shareholder Servicing Plan, under which the Fund pays Montgomery or its Distributor a shareholder servicing fee at an annual rate of up to 0.25% of the Fund's average daily net assets. The fee is intended to reimburse the recipient for providing or arranging for services to shareholders. The fee may also be used to pay certain brokers, transfer agents and other financial intermediaries for providing shareholder services.

Uncashed Redemption Checks. If you receive your Fund redemption proceeds or distributions by check (instead of by wire) and it does not arrive within a reasonable period of time, call us at 800.572.FUND [3863]. Please note that we are responsible only for mailing redemption or distribution checks and not for tracking uncashed checks or determining why checks are uncashed. If your check is returned to us by the U.S. Postal Service or other delivery service, we will hold it on your behalf for a reasonable period of time. We will not invest the proceeds in any interest-bearing account. No interest will accrue on uncashed distribution or redemption proceeds.

Transaction Confirmation. If you notice any errors on your trade confirmation, you must notify The Montgomery Funds of such errors within 30 days following mailing of that confirmation. The Funds will not be responsible for any loss, damage, cost or expense arising out of any transaction that appears on your confirmation after this 30-day period.

Buying And Selling Shares Through Securities Brokers And Benefit Plan Administrators. You may purchase and sell shares through securities brokers and benefit plan administrators or their subagents. You should contact them directly for information regarding how to invest or redeem through them. They may also charge you service or transaction fees. If you purchase or redeem shares through them, you will receive the NAV calculated after receipt of the order by them (generally, 4:00 P.M. eastern time) on any day the NYSE is open. If your order is received by them after that time, it will be purchased or redeemed at the next-calculated NAV. Brokers and benefit plan administrators who perform shareholder servicing for the Fund may receive fees from the Funds or Montgomery for providing these services.

Internet and Telephone Transactions


                                       56

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

By buying or selling shares over the Internet or the phone, you agree to reimburse the Funds for any expenses or losses incurred in connection with transfers of money from your account. This includes any losses or expenses caused by your bank's failure to honor your debit or act in accordance with your instructions. If your bank makes erroneous payments or fails to make payment after you buy shares, we may cancel the purchase and immediately terminate your Internet or telephone transaction privileges.

The shares you purchase over the Internet or by phone will be priced at the first NAV we determine after receiving your request. You will not actually own the shares, however, until we receive your payment in full. If we do not receive your payment within three business days of your request, we will cancel your purchase. You may be responsible for any losses incurred by a Fund as a result.

Please note that we cannot be held liable for following instructions that we reasonably believe to be genuine. We use the following safeguards to ensure that the instructions we receive are accurate and authentic:

o    Recording certain calls

o Requiring an authorization number or other personal information not likely to be known by others

o    Sending a transaction confirmation to the investor

The Funds and our Transfer Agent may be held liable for any losses due to unauthorized or fraudulent telephone transactions only if we have not followed these reasonable procedures.

An interruption in transmissions over the Internet generally, or a problem in the transmission of www.montgomeryfunds.com in particular, could result in a delay or interruption in your ability to access our Web site, to place purchase or sale orders with the Funds, to receive certain shareholder information electronically or otherwise to interact with the Funds.

We reserve the right to revoke the transaction privileges of any shareholder at any time if he or she has used abusive language or misused the Internet or phone privileges by making purchases and redemptions that appear to be part of a systematic market-timing strategy.

If you notify us that your address has changed, or you change your address online, we will temporarily suspend your telephone redemption privileges until 30 days after your notification, to protect you and your account. We require that all redemption requests made during this period be in writing with a signature guarantee.

Shareholders may experience delays in exercising Internet and/or telephone redemption privileges during periods of volatile economic or market conditions. In these cases you may want to transmit your redemption request using the automated Star System, via overnight courier or by telegram. You may discontinue Internet or telephone privileges at any time.

Tax Withholding Information

Be sure to complete the Taxpayer Identification Number (TIN) section of the New Account application. If you don't have a Social Security Number or a TIN, apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Service (IRS). If you do not provide us with a TIN or a Social Security Number, federal tax law may require us to withhold 31% of your taxable dividends, capital-gain distributions, and redemption and exchange proceeds (unless you qualify as an exempt payee under certain rules).

Other rules about TINs apply for certain investors. For example, if you are establishing an account for a minor under the Uniform Gifts to Minors Act, you should furnish the minor's TIN. If the IRS has notified you that you are subject to backup withholding because you failed to report all interest and dividend income on your tax return, you must check the appropriate item on the New Account application. Foreign shareholders should note that any dividends the Funds pay to them may be subject to up to 30% withholding instead of backup withholding.

Privacy Notice

The Montgomery Funds may collect or capture nonpublic information about you from the following sources:

o    The Montgomery Funds New Account application or other forms;

o    Oral conversations with our representatives;

o    Your transactions with us; and

o    Electronic sources such as our Web sites or e-mails.

We do not disclose any nonpublic personal information about our customers or former customers to non-affiliated third parties without the customer's authorization, except as permitted by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as the transfer agent or brokers) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

After You Invest

Tax Consequences

IRS rules require that the Funds distribute all of their net investment income and capital gains, if any, to shareholders. Capital gains may be taxable at different rates depending on the length of time a Fund holds its assets. We'll inform you about the source of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of their tax status. The Funds' distributions, whether received in cash or reinvested, may be taxable. Any redemption of a Fund's shares or any exchange of a Fund's shares for another Fund will be treated as a sale, and any gain on the transaction may be taxable.

Additional information about tax issues relating to The Montgomery Funds can be found in our Statement of Additional Information available for free by calling 800.572.FUND [3863]. Consult your tax advisor about the potential tax consequences of investing in the Funds.

Call 800.572.FUND or visit www.montgomeryfunds.com

The Montgomery Federal Tax-Free Money, California Tax-Free Money and California Tax-Free Intermediate Bond Funds intend to continue paying to shareholders what the IRS calls "exempt-interest dividends" by maintaining, at of the close of each quarter of their taxable year, at least 50% of the value of their assets in municipal bonds. If the Funds satisfy this requirement, any distributions paid to shareholders from their net investment income will be exempt from federal income tax, to the extent that they derive their net investment income from interest on municipal bonds. Any distributions paid from other sources of net investment income, such as market discounts on certain municipal bonds, will be treated as ordinary income by the IRS. Capital gains, however, are taxable. You should also consult your advisor about state and local taxes.

Dividends and Distributions

As a shareholder in The Montgomery Funds, you may receive income dividends and capital-gain distributions for which you will owe taxes (unless you invest solely through a tax-advantaged account such as an IRA or a 401(k) plan). Income dividends and capital-gain distributions are paid to shareholders who maintain accounts with each Fund as of its "record date."

If you would like to receive dividends and distributions in cash, indicate that choice on your New Account application. Otherwise, the distributions will be reinvested in additional Fund shares.

If you plan to purchase shares in a Fund, check if it is planning to make a distribution in the near future. Here's why: If you buy shares of a Fund just before a distribution, you'll pay the full price for the shares but receive a portion of your purchase price back as a taxable distribution. This is called "buying a dividend." Unless you hold the Fund in a tax-deferred account, you will have to include the distribution in your gross income for tax purposes, even though you may not have participated in the Fund's appreciation.

Each of the U.S. Equity Funds and the International & Global Equity Funds declares and pays income dividends and capital gains in the last quarter of each calendar year. The Balanced Fund declares and pays income dividends on or about the last business day of each calendar quarter and capital gains in the last quarter of each calendar year. Each of the U.S. Fixed-Income & Money Market Funds declares and pays income dividends monthly on or about the last business day and capital gains in the last quarter of each calendar year. Following their fiscal year end (June 30), the Funds may make additional distributions to avoid the imposition of a tax.

Keeping You Informed

After you invest, you will receive our Meet Montgomery Guide, which describes in more detail useful services and tools available for investors. During the year we will also send you the following communications:

o    Confirmation statements

o Account statements, mailed after the close of each calendar quarter (also available online)

o Annual and semiannual reports, mailed approximately 60 days after June 30 and December 31

o    1099 tax form, sent by January 31

o    5498 tax form, sent by May 31

o    Annual updated prospectus, mailed to existing shareholders in the fall

To save you money, we will send only one copy of each shareholder report, prospectus and prospectus supplement to your household if you hold accounts under a common ownership or at the same address (regardless of the number of shareholders or accounts at that household or address). We will household all shareholder documents indefinitely; however, if you prefer to continue to receive separate mailings for each shareholder living in your household, please call 800.572.FUND [3863].

Electronic Delivery

You can receive your Montgomery regulatory documents (annual, semi annual reports, prospectuses, proxies and quarterly statements) through Electronic Delivery. You must sign up for this feature at www.montgomeryfunds.com in the Account Access section. You will need your Social Security Number and PIN to enroll in this feature.

Once your Montgomery Funds documents are available, you'll receive a notification e-mail that contains a link back to our Web site. Once you have consented to receive these documents electronically, printed documents will no longer be mailed to your address of record. For your protection, if a notification e-mail is returned to us as undeliverable, you will receive your documents via U.S. postal mail until you consent again with a valid e-mail address. You can change or remove your options at any time by simply returning to www.montgomeryfunds.com and click on Account Access to make any changes.


                                       58

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

Financial Highlights

The financial highlights tables are intended to help you understand the Funds' performance for the periods shown. The following selected per-share data and ratios for the periods ended June 30, 2001, June 30, 2000, June 30, 1999, March 31, 1999, and June 30, 1998, were audited by PricewaterhouseCoopers LLP. Their August 13, 2001, August 18, 2000, August 18, 1999, June 11, 1999, and August 14,
1998, reports appear in the 2001, 2000, 1999 and 1998 Annual Reports of the Funds. Information for the periods ended June 30, 1995, through June 30, 1997, was audited by other independent accountants, whose report is not included here. The total return figures in the tables represent the rate an investor would have earned (or lost) on an investment in the relevant Fund (assuming reinvestment of all dividends and distributions).


                                                                                                  Growth Fund
      Selected Per-Share Data for
        the Year or Period Ended:                                           06/30/01          06/30/00(1)        06/30/99(1)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period                                       $21.11             $24.34              $23.68
Net investment income/ (loss)                                                (0.08)              0.00(2)             0.09
Net realized and unrealized gain/(loss) on investments                       (3.84)             (0.04)(4)            2.24
Net increase/ (decrease) in net assets resulting from investment             (3.92)             (0.04)               2.33
   operations
Dividends from net investment income                                         --                 (0.18)              (0.10)
Dividends in excess of net investment income                                 --                 --                  --
Distributions from net realized capital gains                                (2.53)             (3.01)              (1.57)
Distributions in excess of net realized capital gains                        --                 --                  --
Distributions from capital                                                   --                 --                  --
Total distributions                                                          (2.53)             (3.19)              (1.67)
Net Asset Value - End of Period                                             $14.66             $21.11              $24.34
====================================================================================================================================
Total Return(3)                                                              (20.57)%             0.47%              11.41%
Net assets, end of period (in 000s)                                          $262,514           $414,632            $669,789
Ratio of net investment income/ (loss) to average net assets                 (0.56)%            (0.02)%              0.46%
Net investment income/ (loss) before deferral of fees by Manager            $(0.10)             $0.00(2)            $0.09
Portfolio turnover rate                                                         81%                79%                 39%
Expense ratio including interest and tax expenses                             1.43%              1.49%               1.38%
Expense ratio before deferral of fees by Manager,
including interest and tax expenses                                           1.43%              1.49%               1.38%
Expense ratio excluding interest and tax expenses                             1.42%              1.46%               1.35%


                                                                          Growth Fund
      Selected Per-Share Data for
        the Year or Period Ended:                                06/30/98(1)        06/30/97(1)
--------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period                             $23.07              $21.94
Net investment income/ (loss)                                       0.17                0.15
Net realized and unrealized gain/(loss) on investments              3.51                3.90
Net increase/ (decrease) in net assets resulting from investment    3.68                4.05
   operations
Dividends from net investment income                               (0.15)              (0.15)
Dividends in excess of net investment income                       --                  --
Distributions from net realized capital gains                      (2.92)              (2.77)
Distributions in excess of net realized capital gains              --                  --
Distributions from capital                                         --                  --
Total distributions                                                (3.07)              (2.92)
Net Asset Value - End of Period                                   $23.68              $23.07
========================================================================================================
Total Return(3)                                                     17.31%              20.44%
Net assets, end of period (in 000s)                               $1,382,874          $1,137,343
Ratio of net investment income/ (loss) to average net assets        0.71%               0.69%
Net investment income/ (loss) before deferral of fees by Manager   $0.17               --
Portfolio turnover rate                                             54%                   61%
Expense ratio including interest and tax expenses                   1.20%               1.27%
Expense ratio before deferral of fees by Manager,
including interest and tax expenses                                 1.20%              --
Expense ratio excluding interest and tax expenses                   1.19%              --

------------------------------
(1) Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.
(2)  Amount represents less than $0.01 per share.
(3)  Total return represents aggregate total return for the periods indicated.
(5)  Annualized.


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


                                                                                       Mid Cap Fund
Selected Per-Share Data for the Year or Period Ended:        06/30/01           06/30/00           06/30/99         06/30/98(1)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period                       $24.85             $19.80             $21.89             $19.00
Net investment income/ (loss)                                (0.19)             (0.35)             (0.16)             (0.18)
Net realized and unrealized gain/(loss) on investments       (1.61)              8.07              (0.80)              4.21
Net increase/ (decrease) in net assets resulting from        (1.80)              7.72              (0.96)              4.03
   investment operations
Dividends from net investment income                         --                 --                 --                 --
Dividends in excess of net investment income                 --                 --                 --                 --
Distributions from net realized capital gains                (8.44)             (2.67)             (1.13)             (1.14)
Distributions in excess of net realized capital gains        --                 --                 --                 --
Distributions from capital                                   --                 --                 --                 --
Total distributions                                          (8.44)             (2.67)             (1.13)             (1.14)
Net Asset Value - End of Period                             $14.61             $24.85             $19.80             $21.89
====================================================================================================================================
Total Return(3)                                             (11.76)%            42.46%             (4.07)%            22.18%
Net assets, end of period (in 000s)                          $164,497           $224,944           $382,483           $391,973
Ratio of net investment income/ (loss) to average net        (1.13)%            (1.19)%            (0.83)%            (0.84)%
   assets
Net investment income/ (loss) before deferral of fees       $(0.34)             (0.45)             (0.16)             (0.18)
   by Manager
Portfolio turnover rate                                        68%                63%                76%                24%
Expense ratio including interest and tax expenses             1.51%              1.55%              1.66%              1.57%
Expense ratio before deferral of fees by Manager,             2.32%              1.92%              1.66%              1.57%
   including interest and tax expenses
Expense ratio excluding interest and tax expenses             1.50%              1.50%              1.66%              1.56%


                                                               Mid Cap Fund     Mid Cap Focus Fund
Selected Per-Share Data for the Year or Period Ended:           06/30/97           06/30/01(a)
-----------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period                          $17.82             $10.00
Net investment income/ (loss)                                   (0.13)              0.05
Net realized and unrealized gain/(loss) on investments           2.54              (1.33)
Net increase/ (decrease) in net assets resulting from            2.41              (1.28)
   investment operations
Dividends from net investment income                            --                 (0.03)
Dividends in excess of net investment income                    --                 --
Distributions from net realized capital gains                   (1.23)             --
Distributions in excess of net realized capital gains           --                 --
Distributions from capital                                      --                 --
Total distributions                                             (1.23)             (0.03)
Net Asset Value - End of Period                                $19.00              $8.69
=====================================================================================================
Total Return(3)                                                 14.77%            (18.73)%
Net assets, end of period (in 000s)                             $317,812              $2,501
Ratio of net investment income/ (loss) to average net           (0.75)%             0.53%(5)
   assets
Net investment income/ (loss) before deferral of fees           --                $(0.28)
   by Manager
Portfolio turnover rate                                           79%                179%
Expense ratio including interest and tax expenses                1.71%               1.41%(5)
Expense ratio before deferral of fees by Manager,               --                  4.28%(5)
   including interest and tax expenses
Expense ratio excluding interest and tax expenses               --                  1.40%(5)

------------------------------
(a)  The Mid Cap Focus Fund commenced operations on October 31, 2000.
(1) Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.
(3)  Total return represents aggregate total return for the periods indicated.


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


                                                        U.S. Focus Fund                             Small Cap Fund
Selected Per-Share Data for the Year or          06/30/01          06/30/00(b)       06/30/01(1)       06/30/00       06/30/99(1)
   Period Ended:
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period            $11.53            $10.00              $22.20          $16.58           $20.73
Net investment income/ (loss)                     (0.09)            (0.00)(2)           (0.13)          (0.28)           (0.17)
Net realized and unrealized gain/(loss) on        (3.23)             1.53               (4.43)           5.90            (1.21)
   investments
Net increase/ (decrease) in net assets            (3.32)             1.53               (4.56)           5.62            (1.38)
   resulting from investment operations
Dividends from net investment income              --                --                  --              --               --
Dividends in excess of net investment income      --                --                  --              --               --
Distributions from net realized capital           (0.44)            --                  (5.79)          (0.00)(2)        (2.07)
   gains
Distributions in excess of net realized           --                --                  --              --               (0.70)
   capital gains
Distributions from capital                        --                --                  --              --               --
Total distributions                               (0.44)            --                  (5.79)          (0.00)(2)        (2.77)
Net Asset Value - End of Period                   $7.77            $11.53              $11.85          $22.20           $16.58
====================================================================================================================================
Total Return(3)                                  (29.65)%           15.30%             (21.71)%         34.12%           (4.14)%
Net assets, end of period (in 000s)               $1,858             $3,346            $74,297         $102,622        $113,323
Ratio of net investment income/ (loss) to         (0.75)%           (0.08)%(5)          (0.85)%         (1.14)%          (1.09)%
   average net assets
Net investment income/ (loss) before             ($1.33)           $(0.13)             $(0.13)         $(0.28)          $(0.17)
   deferral of fees by Manager
Portfolio turnover rate                            237%               247%               117%               93%              71%
Expense ratio including interest and tax           1.49%             1.40%(5)            1.36%           1.35%            1.32%
   expenses
Expense ratio before deferral of fees by          13.49%             4.37%(5)            1.36%           1.35%            1.32%
   Manager, including interest and tax
   expenses
Expense ratio excluding interest and tax           1.40%             1.40%(5)            1.35%           1.35%            1.32%
   expenses


                                                     Small Cap Fund
Selected Per-Share Data for the Year or      06/30/98(1)      06/30/97
   Period Ended:
---------------------------------------------------------------------------
Net Asset Value - Beginning of Period          $19.52          $21.55
Net investment income/ (loss)                   (0.15)          (0.18)
Net realized and unrealized gain/(loss) on       4.33            1.43
   investments
Net increase/ (decrease) in net assets           4.18            1.25
   resulting from investment operations
Dividends from net investment income            --              --
Dividends in excess of net investment incom     --              --
Distributions from net realized capital         (2.97)          (3.28)
   gains
Distributions in excess of net realized         --              --
   capital gains
Distributions from capital                      --              --
Total distributions                             (2.97)          (3.28)
Net Asset Value - End of Period                $20.73          $19.52
===========================================================================
Total Return(3)                                 23.23%           6.81%
Net assets, end of period (in 000s)           $203,437        $198,298
Ratio of net investment income/ (loss) to       (0.70)%         (0.78)%
   average net assets
Net investment income/ (loss) before           $(0.15)          --
   deferral of fees by Manager
Portfolio turnover rate                            69%             59%
Expense ratio including interest and tax         1.24%           1.20%
   expenses
Expense ratio before deferral of fees by         1.24%          --
   Manager, including interest and tax
   expenses
Expense ratio excluding interest and tax         1.24%          --
   expenses

------------------------------
(b)  The U.S. Focus Fund commenced operations on December 31, 1999.
(1) Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.
(2)  Amount represents less than $0.01 per share.
(3)  Total return represents aggregate total return for the periods indicated.
(5)  Annualized.


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


                                                                                            Balanced Fund
Selected Per-Share Data for the Year or Period Ended:                     06/30/01(1)          06/30/00          06/30/99(1)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period                                     $16.00              $16.77             $19.08
Net investment income/ (loss)                                               1.42                0.49               0.48
Net realized and unrealized gain/(loss) on investments                     (2.58)              (0.19)              1.23
Net increase/ (decrease) in net assets resulting from investment           (1.16)               0.30               1.71
   operations
Dividends from net investment income                                       (1.55)              (0.63)             (0.93)
Dividends in excess of net investment income                               --                  --                 --
Distributions from net realized capital gains                              (1.28)              (0.31)             (1.68)
Distributions in excess of net realized capital gains                      --                  (0.13)             (1.41)
Distributions from capital                                                 --                  --                 --
Total distributions                                                        (2.83)              (1.07)             (4.02)
Net Asset Value - End of Period                                           $12.01              $16.00             $16.77
===================================================================================================================================
Total Return(3)                                                            (7.85)%              1.62%             11.93%
Net assets, end of period (in 000s)                                         $41,146            $60,718             $81,133
Ratio of net investment income/ (loss) to average net assets               10.17%               2.62%              2.63%
Net investment income/ (loss) before deferral of fees by Manager           $1.34               $0.43              $0.45
Portfolio turnover rate                                                       34%                  35%                36%
Expense ratio including interest and tax expenses                           0.12%               0.13%              0.25%
Expense ratio before deferral of fees by Manager, including interest        0.66%               0.60%              0.46%
   and tax expenses
Expense ratio excluding interest and tax expenses                           0.12%               0.13%              0.25%



Selected Per-Share Data for the Year or Period Ended:                 06/30/98(c)         06/30/97(1)
----------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period                                 $19.89              $19.33
Net investment income/ (loss)                                           1.66                0.48
Net realized and unrealized gain/(loss) on investments                  0.99                2.13
Net increase/ (decrease) in net assets resulting from investment        2.65                2.61
   operations
Dividends from net investment income                                   (0.93)              (0.39)
Dividends in excess of net investment income                           (0.70)              --
Distributions from net realized capital gains                          (1.83)              (1.66)
Distributions in excess of net realized capital gains                  --                  --
Distributions from capital                                             --                  --
Total distributions                                                    (3.46)              (2.05)
Net Asset Value - End of Period                                       $19.08              $19.89
==========================================================================================================
Total Return(3)                                                        14.67%              14.65%
Net assets, end of period (in 000s)                                    $128,075            $127,214
Ratio of net investment income/ (loss) to average net assets            3.10%               2.55%
Net investment income/ (loss) before deferral of fees by Manager       $1.63               $0.47
Portfolio turnover rate                                                   84%               169%
Expense ratio including interest and tax expenses                       0.26%               1.43%
Expense ratio before deferral of fees by Manager, including interest    0.31%               1.49%
   and tax expenses
Expense ratio excluding interest and tax expenses                       0.25%               1.31%

------------------------------
(1) Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.
(2)  Amount represents less than $0.01 per share.
(3)  Total return represents aggregate total return for the periods indicated.

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


                                                                              International Growth Fund
Selected Per-Share Data for the Year or           06/30/01        06/30/00(1)        06/30/99         06/30/98(1)       06/30/97(1)
   Period Ended:
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period              $20.52          $18.97            $18.67            $16.24            $15.31
Net investment income/ (loss)                       (0.17)          (0.17)             0.09              0.04              0.08
Net realized and unrealized gain/(loss) on          (6.12)           2.11              0.31              3.48              2.53
   investments
Net increase/ (decrease) in net assets              (6.29)           1.94              0.40              3.52              2.61
   resulting from investment operations
Dividends from net investment income                 --               --                --              (0.02)              --
Dividends in excess of net investment income         --               --                --              (0.00)(2)           --
Distributions from net realized capital gains       (1.79)          (0.39)            (0.10)            (1.07)            (1.68)
Distributions in excess of net realized              --               --                --                --                --
   capital gains
Distributions from capital                           --               --                --                --                --
Total distributions                                 (1.79)          (0.39)            (0.10)            (1.09)            (1.68)
Net Asset Value - End of Period                    $12.44          $20.52            $18.97            $18.67            $16.24
====================================================================================================================================
Total Return(3)                                    (32.47)%         10.16%             2.34%            23.27%            19.20%
Net assets, end of period (in 000s)                $54,941         $184,588          $227,287           $64,820           $33,912
Ratio of net investment income/ (loss) to           (0.48)%         (0.83)%            0.41%             0.22%             0.57%
   average net assets
Net investment income/ (loss) before deferral      $(0.22)         $(0.18)            $0.09            $(0.04)           $(0.02)
   of fees by Manager
Portfolio turnover rate                               186%          207%                150%              127%               95%
Expense ratio including interest and tax             1.77%           1.80%             1.66%             1.66%            --
   expenses
Expense ratio before deferral of fees by             2.36%           1.92%             1.74%             2.13%             2.37%
   Manager, including interest and tax
   expenses
Expense ratio excluding interest and tax             1.65%           1.65%             1.65%             1.65%             1.66%
   expenses

                                                     International Focus Fund
Selected Per-Share Data for the Year or             06/30/01        06/30/00(c)
   Period Ended:
--------------------------------------------------------------------------------
Net Asset Value - Beginning of Period               $10.01           $10.00
Net investment income/ (loss)                        (0.50)           (0.02)
Net realized and unrealized gain/(loss) on           (2.72)            0.03(4)
   investments
Net increase/ (decrease) in net assets               (3.22)            0.01
   resulting from investment operations
Dividends from net investment income                  --                --
Dividends in excess of net investment income          --                --
Distributions from net realized capital gains         --                --
Distributions in excess of net realized               --                --
   capital gains
Distributions from capital                            --                --
Total distributions                                   --                --
Net Asset Value - End of Period                      $6.79           $10.01
================================================================================
Total Return(3)                                     (32.27)%           0.10%
Net assets, end of period (in 000s)                   $269             $2,264
Ratio of net investment income/ (loss) to            (1.03)%          (0.35)%(5)
   average net assets
Net investment income/ (loss) before deferral       $(1.34)          $(0.20)
   of fees by Manager
Portfolio turnover rate                             258%             114%
Expense ratio including interest and tax              1.94%            1.65%(5)
   expenses
Expense ratio before deferral of fees by             17.15%            5.59%(5)
   Manager, including interest and tax
   expenses
Expense ratio excluding interest and tax              1.65%            1.65%(5)
   expenses

----------------------------
(c)  The International Focus Fund commenced operations on December 31, 1999.
(1) Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations. Amount represents less than $0.01 per share.
(2)  Total return represents aggregate total return for the periods indicated.
(4) The amount shown in this caption for each share outstanding throughout the period may not be in accordance with the net realized and unrealized gain/(loss) for the period because of the timing of the purchases and withdrawal of shares in relation to the fluctuating market values of the Fund.
(5)  Annualized.

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


                                                                                          Global Opportunities Fund
Selected Per-Share Data for the Year or Period Ended:                         06/30/01            06/30/00            06/30/99
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period                                        $21.73              $19.21              $19.19
Net investment income/ (loss)                                                 (0.18)              (0.24)              (0.12)
Net realized and unrealized gain/(loss) on investments                        (7.64)               4.42                2.56
Net increase/ (decrease) in net assets resulting from investment              (7.82)               4.18                2.44
   operations
Dividends from net investment income                                          --                  --                  (0.22)
Dividends in excess of net investment income                                  --                  --                  --
Distributions from net realized capital gains                                 (1.17)              (1.66)              (2.20)
Distributions in excess of net realized capital gains                         --                  --                  --
Distributions from capital                                                    --                  --                  --
Total distributions                                                           (1.17)              (1.66)              (2.42)
Net Asset Value - End of Period                                              $12.74              $21.73              $19.21
====================================================================================================================================
Total Return(3)                                                              (37.25)%             21.46%              15.68%
Net assets, end of period (in 000s)                                            $50,001             $85,723             $57,146
Ratio of net investment income/ (loss) to average net assets                  (1.14)%             (1.20)%             (0.61)%
Net investment income/ (loss) before deferral of fees by Manager             $(0.22)             $(0.26)             $(0.14)
Portfolio turnover rate                                                          186%                203%                172%
Expense ratio including interest and tax expenses                              2.00%               1.95%               2.01%
Expense ratio before deferral of fees by Manager, including interest           2.26%               2.09%               2.40%
   and tax expenses
Expense ratio excluding interest and tax expenses                              1.90%               1.90%               1.90%



                                                                            Global Opportunities Fund
Selected Per-Share Data for the Year or Period Ended:                    06/30/98(1)          06/30/97
------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period                                    $19.17              $16.96
Net investment income/ (loss)                                              0.00(2)            (0.11)
Net realized and unrealized gain/(loss) on investments                     3.87                3.14
Net increase/ (decrease) in net assets resulting from investment           3.87                3.03
   operations
Dividends from net investment income                                      --                  --
Dividends in excess of net investment income                              --                  --
Distributions from net realized capital gains                             (3.85)              (0.82)
Distributions in excess of net realized capital gains                     --                  --
Distributions from capital                                                --                  --
Total distributions                                                       (3.85)              (0.82)
Net Asset Value - End of Period                                          $19.19              $19.17
============================================================================================================
Total Return(3)                                                           27.12%              18.71%
Net assets, end of period (in 000s)                                        $96,412            $32,371
Ratio of net investment income/ (loss) to average net assets              (0.02)%             (0.62)%
Net investment income/ (loss) before deferral of fees by Manager          $0.00(2)           $(0.23)
Portfolio turnover rate                                                      135%                117%
Expense ratio including interest and tax expenses                          1.96%              --
Expense ratio before deferral of fees by Manager, including interest       2.37%               2.62%
   and tax expenses
Expense ratio excluding interest and tax expenses                          1.90%               1.90%

------------------------------
(1) Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.
(2)  Amount represents less than $0.01 per share.
(3)  Total return represents aggregate total return for the periods indicated.

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


                                                                                           Global Focus Fund
Selected Per-Share Data for the Year or Period Ended:                     06/30/01(1)        06/30/00(1)         06/30/99(1)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period                                     $22.83              $22.20             $20.98
Net investment income/ (loss)                                              (0.13)              (0.43)             (0.09)
Net realized and unrealized gain/(loss) on investments                     (7.74)               4.17               2.70
Net increase/ (decrease) in net assets resulting from investment           (7.87)               3.74               2.61
   operations
Dividends from net investment income                                       --                  --                 (0.24)
Dividends in excess of net investment income                               --                  --                 (0.10)
Distributions from net realized capital gains                              (3.95)              (3.11)             (1.05)
Distributions in excess of net realized capital gains                      --                  --                 --
Distributions from capital                                                 --                  --                 --
Total distributions                                                        (3.95)              (3.11)             (1.39)
Net Asset Value - End of Period                                           $11.01              $22.83             $22.20
====================================================================================================================================
Total Return(3)                                                           (38.40)%             17.14%             13.89%
Net assets, end of period (in 000s)                                         $53,354            $115,839           $136,792
Ratio of net investment income/ (loss) to average net assets               (0.82)%             (1.87)%            (0.47)%
Net investment income/ (loss) before deferral of fees by Manager          $(0.16)             $(0.44)            $(0.09)
Portfolio turnover rate                                                       199%                181%               115%
Expense ratio including interest and tax expenses                           1.82%               2.73%              1.76%
Expense ratio before deferral of fees by Manager, including interest        2.00%               2.76%              1.76%
   and tax expenses
Expense ratio excluding interest and tax expenses                           1.80%               1.80%              1.73%


                                                                             Global Focus Fund
Selected Per-Share Data for the Year or Period Ended:                06/30/98(1)         06/30/97(1)
---------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period                                $20.01              $16.46
Net investment income/ (loss)                                          0.12                0.01
Net realized and unrealized gain/(loss) on investments                 2.70                4.16
Net increase/ (decrease) in net assets resulting from investment       2.82                4.17
   operations
Dividends from net investment income                                  --                  (0.10)
Dividends in excess of net investment income                          --                  --
Distributions from net realized capital gains                         (1.85)              (0.52)
Distributions in excess of net realized capital gains                 --                  --
Distributions from capital                                            --                  --
Total distributions                                                   (1.85)              (0.62)
Net Asset Value - End of Period                                      $20.98              $20.01
=========================================================================================================
Total Return(3)                                                       15.44%              26.35%
Net assets, end of period (in 000s)                                   $269,667            $172,509
Ratio of net investment income/ (loss) to average net assets           0.58%               0.04%
Net investment income/ (loss) before deferral of fees by Manager      $0.12              $(0.01)
Portfolio turnover rate                                                  151%              158%
Expense ratio including interest and tax expenses                      1.81%              --
Expense ratio before deferral of fees by Manager, including interest   1.81%               1.92%
   and tax expenses
Expense ratio excluding interest and tax expenses                      1.80%               1.82%

------------------------------
(1) Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.
(3)  Total return represents aggregate total return for the periods indicated.

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


                                                                                  Global Long-Short Fund
Selected Per-Share Data for the Year or Period Ended:              06/30/01(1)            06/30/00        04/01/99-
                                                                                                        06/30/99(e)(f)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period                              $30.80               $19.65                $16.47
Net investment income/ (loss)                                       (0.16)               (0.60)                (0.06)
Net realized and unrealized gain/(loss) on investments              (8.36)               13.74                  3.24
Net increase/ (decrease) in net assets resulting from               (8.52)               13.14                  3.18
   investment operations
Dividends from net investment income                                --                   --                    --
Dividends in excess of net investment income                        --                   --                    --
Distributions from net realized capital gains                       (9.12)               (1.99)                --
Distributions in excess of net realized capital gains               --                   --                    --
Distributions from capital                                          --                   --                    --
Total distributions                                                 (9.12)               (1.99)                --
Net Asset Value - End of Period                                    $13.16               $30.80                $19.65
====================================================================================================================================
Total Return(3)                                                    (34.33)%              67.54%                19.61%
Net assets, end of period (in 000s)                                  $90,973              $368,301              $216,300
Ratio of net investment income/ (loss) to average net assets        (0.68)%              (1.92)%               (2.30)%(4)
Net investment income/ (loss) before deferral of fees by           $(0.16)              $(0.60)               $(0.06)
   Manager
Portfolio turnover rate                                               143%                  204%                   43%
Expense ratio including interest and tax expenses                    2.93%                3.91%                 4.18%(4)
Expense ratio before deferral of fees by Manager, including          2.93%                3.91%                 4.61%(4)
   interest and tax expenses
Expense ratio excluding interest and tax expenses                    2.25%                2.06%                 2.35%(4)


                                                                     Global Long-Short Fund
Selected Per-Share Data for the Year or Period Ended:          03/31/99(1)         03/31/98(d)(1)
-------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period                         $12.70                $10.00
Net investment income/ (loss)                                  (0.05)                 0.02
Net realized and unrealized gain/(loss) on investments          4.92                  2.68
Net increase/ (decrease) in net assets resulting from           4.87                  2.70
   investment operations
Dividends from net investment income                           --                    --
Dividends in excess of net investment income                   --                    --
Distributions from net realized capital gains                  (1.10)                --
Distributions in excess of net realized capital gains          --                    --
Distributions from capital                                     --                    --
Total distributions                                            (1.10)                --
Net Asset Value - End of Period                               $16.47                $12.70
=================================================================================================
Total Return(3)                                                39.87%                27.2%
Net assets, end of period (in 000s)                              $83,638               $16,579
Ratio of net investment income/ (loss) to average net assets   (0.35)%                0.65%(4)
Net investment income/ (loss) before deferral of fees by      $(0.09)               $(0.05)
   Manager
Portfolio turnover rate                                           226%                   84%
Expense ratio including interest and tax expenses                 3.40%               2.78%(4)
Expense ratio before deferral of fees by Manager, including     3.79%                 5.19%(4)
   interest and tax expenses
Expense ratio excluding interest and tax expenses               2.35%                 2.35%(4)

------------------------------
(d)  The Global Long-Short Fund commenced operations on December 31, 1997.
(e) On January 29, 1999, the Global Long-Short Fund's Class R shares were issued in exchange for Class A shares. (f) The Fund changed its year end from March 31 to June 30.
(1) Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.
(3)  Total return represents aggregate total return for the periods indicated.
(4)  Annualized.

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

                                                                                Global Communications Fund
Selected Per-Share Data for the Year or Period Ended:              06/30/01             06/30/00              06/30/99
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period                            $34.17               $26.73                $22.88
Net investment income/ (loss)                                     (0.18)               (0.35)                 0.01
Net realized and unrealized gain/(loss) on investments           (15.60)               14.04                  6.35
Net increase/ (decrease) in net assets resulting from            (15.78)               13.69                  6.36
   investment operations
Dividends from net investment income                              --                   --                    --
Dividends in excess of net investment income                      --                   --                    --
Distributions from net realized capital gains                     (6.35)               (6.25)                (2.51)
Distributions in excess of net realized capital gains             --                   --                    --
Distributions from capital                                        --                   --                    --
Total distributions                                               (6.35)               (6.25)                (2.51)
Net Asset Value - End of Period                                  $12.04               $34.17                $26.73
====================================================================================================================================
Total Return(3)                                                  (52.92)%              51.53%                31.66%
Net assets, end of period (in 000s)                                $173,624             $498,516              $354,730
Ratio of net investment income/ (loss) to average net assets      (0.87)%              (1.01)%                0.02%
Net investment income/ (loss) before deferral of fees by         $(0.18)              $(0.35)                $0.01
   Manager
Portfolio turnover rate                                              143%                 186%                  146%
Expense ratio including interest and tax expenses                  1.69%                1.49%                 1.69%
Expense ratio before deferral of fees by Manager, including        1.69%                1.49%                 1.69%
   interest and tax expenses
Expense ratio excluding interest and tax expenses                  1.69%                1.47%                 1.68%



                                                              Global Communications Fund
Selected Per-Share Data for the Year or Period Ended:       06/30/98(1)            06/30/97
---------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period                       $19.61               $18.05
Net investment income/ (loss)                                (0.17)               (0.25)
Net realized and unrealized gain/(loss) on investments        7.19                 2.72
Net increase/ (decrease) in net assets resulting from         7.02                 2.47
   investment operations
Dividends from net investment income                         --                   --
Dividends in excess of net investment income                 --                   --
Distributions from net realized capital gains                (3.75)               (0.91)
Distributions in excess of net realized capital gains        --                   --
Distributions from capital                                   --                   --
Total distributions                                          (3.75)               (0.91)
Net Asset Value - End of Period                             $22.88               $19.16
===================================================================================================
Total Return(3)                                              45.45%               14.43%
Net assets, end of period (in 000s)                           $267,113             $159,955
Ratio of net investment income/ (loss) to average net assets (0.85)%              (1.05)%
Net investment income/ (loss) before deferral of fees by    $(0.17)              $(0.27)
   Manager
Portfolio turnover rate                                         80%                   76%
Expense ratio including interest and tax expenses             1.93%               --
Expense ratio before deferral of fees by Manager, including   1.93%                2.00%
   interest and tax expenses
Expense ratio excluding interest and tax expenses             1.90%                1.91%

------------------------------
(1) Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.
(3)  Total return represents aggregate total return for the periods indicated.

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


                                                                                 Emerging Markets Fund
Selected Per-Share Data for the Year or Period Ended:              06/30/01(1)          06/30/00(1)           06/30/99
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period                              $12.04               $10.24               $9.86
Net investment income/ (loss)                                        0.01                (0.12)               0.92
Net realized and unrealized gain/(loss) on investments              (3.13)                1.92               (0.54)
Net increase/ (decrease) in net assets resulting from               (3.12)                1.80                0.38
   investment operations
Dividends from net investment income                                --                   --                  --
Dividends in excess of net investment income                        --                   --                  --
Distributions from net realized capital gains                       --                   --                  --
Distributions in excess of net realized capital gains               --                   --                  --
Distributions from capital                                          --                   --                  --
Total distributions                                                 --                   --                  --
Net Asset Value - End of Period                                     $8.92               $12.04              $10.24
Total Return(3)                                                    (25.91)%              17.58%               3.85%
================================================================================================================================
Net assets, end of period (in 000s)                                  $166,948            $290,505             $344,907
Ratio of net investment income/ (loss) to average net assets         0.12%               (1.03)%              0.01%
Net investment income/ (loss) before deferral of fees by           $(0.04)              $(0.13)              $0.96
   Manager
Portfolio turnover rate                                             97%                 113%                 86%
Expense ratio including interest and tax expenses                    1.98%                2.29%               2.05%
Expense ratio before deferral of fees by Manager, including          2.46%                2.45%               2.15%
   interest and tax expenses
Expense ratio excluding interest and tax expenses                    1.90%                1.90%               1.90%



                                                                     Emerging Markets Fund
Selected Per-Share Data for the Year or Period Ended:            06/30/98             06/30/97
-----------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period                          $16.85               $14.19
Net investment income/ (loss)                                    0.07                 0.07
Net realized and unrealized gain/(loss) on investments          (6.58)                2.66
Net increase/ (decrease) in net assets resulting from           (6.51)                2.73
   investment operations
Dividends from net investment income                            (0.15)               (0.07)
Dividends in excess of net investment income                    --                   --
Distributions from net realized capital gains                   (0.33)               --
Distributions in excess of net realized capital gains           --                   --
Distributions from capital                                      --                   --
Total distributions                                             (0.48)               (0.07)
Net Asset Value - End of Period                                 $9.86               $16.85
Total Return(3)                                                (39.20)%              19.34%
=====================================================================================================
Net assets, end of period (in 000s)                              $758,911            $1,259,457
Ratio of net investment income/ (loss) to average net assets     0.55%                0.48%
Net investment income/ (loss) before deferral of fees by        $0.07                --
   Manager
Portfolio turnover rate                                         97%                  83%
Expense ratio including interest and tax expenses                1.65%               --
Expense ratio before deferral of fees by Manager, including      1.65%               --
   interest and tax expenses
Expense ratio excluding interest and tax expenses                1.60%                1.67%

------------------------------
(1) Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.
(3)  Total return represents aggregate total return for the periods indicated.

Call 800.572.FUND or visit www.montgomeryfunds.com



                                                                                   Emerging Markets Focus Fund
Selected Per-Share Data for the Year or Period Ended:                  06/30/01            06/30/00       04/01/99-
                                                                                                         06/30/99(g)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period                                 $16.57              $13.15               $9.63
Net investment income/ (loss)                                           0.20                0.19                0.04
Net realized and unrealized gain/(loss) on investments                 (2.73)               3.47                3.48
Net increase/ (decrease) in net assets resulting from investment       (2.53)               3.66                3.52
   operations
Dividends from net investment income                                   (0.04)              (0.16)              --
Dividends in excess of net investment income                           --                  (0.08)              --
Distributions from net realized capital gains                          --                  --                  --
Distributions in excess of net realized capital gains                  --                  --                  --
Distributions from capital                                             --                  --                  --
Total distributions                                                    (0.04)              (0.24)              --
Net Asset Value - End of Period                                       $14.00              $16.57              $13.15
Total Return(3)                                                       (15.26)%             27.91%              36.55%
==================================================================================================================================
Net assets, end of period (in 000s)                                     $10,156             $4,725               $2,551
Ratio of net investment income/ (loss) to average net assets            1.68%               0.66%               0.05%(4)
Net investment income/ (loss) before deferral of fees by Manager      $(0.15)             $(0.79)             $(0.10)
Portfolio turnover rate                                                  182%                 264%                200%
Expense ratio including interest and tax expenses                       1.72%               1.62%               1.73%(4)
Expense ratio before deferral of fees by Manager, including             4.37%               6.15%               8.82%(4)
   interest and tax expenses
Expense ratio excluding interest and tax expenses                       1.60%               1.60%               1.73%(4)




                                                                    Emerging Markets Focus Fund
Selected Per-Share Data for the Year or Period Ended:            03/31/99(1)        03/31/98(h)(1)
-------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period                            $11.43              $10.00
Net investment income/ (loss)                                      0.12                0.27
Net realized and unrealized gain/(loss) on investments            (1.76)               1.16
Net increase/ (decrease) in net assets resulting from investment  (1.64)               1.43
   operations
Dividends from net investment income                              (0.16)              --
Dividends in excess of net investment income                      --                  --
Distributions from net realized capital gains                     --                  --
Distributions in excess of net realized capital gains             --                  --
Distributions from capital                                        --                  --
Total distributions                                               (0.16)              --
Net Asset Value - End of Period                                   $9.63              $11.43
Total Return(3)                                                  (14.04)%             14.40%
=======================================================================================================
Net assets, end of period (in 000s)                                $1,655               $1,789
Ratio of net investment income/ (loss) to average net assets       1.24%              10.46%(4)
Net investment income/ (loss) before deferral of fees by Manager $(0.52)             $(0.07)
Portfolio turnover rate                                             437%                  71%
Expense ratio including interest and tax expenses                  2.10%               2.10%(4)
Expense ratio before deferral of fees by Manager, including        8.68%              15.34%(4)
   interest and tax expenses
Expense ratio excluding interest and tax expenses                  2.10%               2.10%(4)

------------------------------
(g)  The Fund changed its year end from March 31 to June 30.
(h)  The Emerging Markets Focus Fund commenced operations on December 31, 1997.
(1) Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.
(3)  Total return represents aggregate total return for the periods indicated.
(4)  Annualized.

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



                                                                                    Emerging Asia Fund
Selected Per-Share Data for the Year or Period Ended:                06/30/01             06/30/00              06/30/99
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period                              $10.08               $12.21                 $6.18
Net investment income/ (loss)                                       (0.18)               (0.68)                (0.01)
Net realized and unrealized gain/(loss) on investments              (1.95)               (0.81)                 6.04
Net increase/ (decrease) in net assets resulting from               (2.13)               (1.49)                 6.03
   investment operations
Dividends from net investment income                                --                   (0.46)                (0.00)(2)
Dividends in excess of net investment income                        --                   (0.18)                --
Distributions from net realized capital gains                       --                   --                    --
Distributions in excess of net realized capital gains               --                   --                    --
Distributions from capital                                          --                   --                    --
Total distributions                                                 --                   (0.64)                (0.00)(2)
Net Asset Value - End of Period                                     $7.95               $10.08                $12.21
Total Return(3)                                                    (21.13)%             (12.56)%               97.44%
==================================================================================================================================
Net assets, end of period (in 000s)                                  $13,658               $24,843              $63,196
Ratio of net investment income/ (loss) to average net assets        (0.53)%              (0.85)%               (0.35)%
Net investment income/ (loss) before deferral of fees by           $(1.11)              $(0.30)               $(0.03)
   Manager
Portfolio turnover rate                                                 33%                  64%                 233%
Expense ratio including interest and tax expenses                    2.22%                2.12%                 2.19%
Expense ratio before deferral of fees by Manager, including          4.96%                3.09%                 2.89%
   interest and tax expenses
Expense ratio excluding interest and tax expenses                    1.90%                1.90%                 1.90%



                                                                           Emerging Asia Fund
Selected Per-Share Data for the Year or Period Ended:               06/30/98             06/30/97(i)
----------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period                             $18.91                $12.00
Net investment income/ (loss)                                       0.13                 (0.01)
Net realized and unrealized gain/(loss) on investments            (11.74)                 6.95
Net increase/ (decrease) in net assets resulting from             (11.61)                 6.94
   investment operations
Dividends from net investment income                               (0.17)                --
Dividends in excess of net investment income                       --                    --
Distributions from net realized capital gains                      (0.00)(2)             (0.03)
Distributions in excess of net realized capital gains              (0.95)                --
Distributions from capital                                         --                    --
Total distributions                                                (1.12)                (0.03)
Net Asset Value - End of Period                                    $6.18                $18.91
Total Return(3)                                                   (63.45)%               57.80%
==========================================================================================================
Net assets, end of period (in 000s)                                  $24,608               $68,095
Ratio of net investment income/ (loss) to average net assets        0.22%                (0.42)%(4)
Net investment income/ (loss) before deferral of fees by          $(0.08)               $(0.02)
   Manager
Portfolio turnover rate                                              154%                    72%
Expense ratio including interest and tax expenses                   1.91%                 2.20%(4)
Expense ratio before deferral of fees by Manager, including         2.27%                 2.69%(4)
   interest and tax expenses
Expense ratio excluding interest and tax expenses                   1.90%                 1.80%(4)

------------------------------
(i)  The Emerging Asia Fund commenced operations on September 30, 1996.
(2)  Amount represents less than $0.01 per share.
(3)  Total return represents aggregate total return for the periods indicated.
(4)  Annualized.

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



                                                                                          Total Return Bond Fund
Selected Per-Share Data for the Year or Period Ended:                                  06/30/01             06/30/00
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period                                                $11.33               $11.66
Net investment income/ (loss)                                                          0.70                 0.77
Net realized and unrealized gain/(loss) on investments                                 0.52                (0.20)
Net increase/ (decrease) in net assets resulting from investment operations            1.22                 0.57
Dividends from net investment income                                                  (0.70)               (0.75)
Dividends in excess of net investment income                                          --                   --
Distributions from net realized capital gains                                         --                   --
Distributions in excess of net realized capital gains                                 --                   (0.15)
Distributions from capital                                                            --                   --
Total distributions                                                                   (0.70)               (0.90)
Net Asset Value - End of Period                                                      $11.85               $11.33
Total Return(3)                                                                       11.06%                4.96%
===============================================================================================================================
Net assets, end of period (in 000s)                                                    $31,788               $28,112
Ratio of net investment income/ (loss) to average net assets                           6.02%                6.78%
Net investment income/ (loss) before deferral of fees by Manager                      $0.63                $0.75
Portfolio turnover rate                                                                 449%                 176%
Expense ratio including interest and tax expenses                                      0.95%                0.80%
Expense ratio before deferral of fees by Manager, including interest and tax           1.59%                1.13%
   expenses
Expense ratio excluding interest and tax expenses                                      0.70%                0.70%




                                                                                     Total Return Bond Fund
Selected Per-Share Data for the Year or Period Ended:                             06/30/99            06/30/98(j)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period                                           $12.44               $12.00
Net investment income/ (loss)                                                     0.73                 0.72
Net realized and unrealized gain/(loss) on investments                           (0.35)                0.56
Net increase/ (decrease) in net assets resulting from investment operations       0.38                 1.28
Dividends from net investment income                                             (0.73)               (0.72)
Dividends in excess of net investment income                                     (0.01)               --
Distributions from net realized capital gains                                    (0.42)               (0.12)
Distributions in excess of net realized capital gains                            --                   (0.00)(2)
Distributions from capital                                                       --                   --
Total distributions                                                              (1.16)               (0.84)
Net Asset Value - End of Period                                                 $11.66               $12.44
Total Return(3)                                                                   3.20%               10.92%
=======================================================================================================================
Net assets, end of period (in 000s)                                               $38,476               $77,694
Ratio of net investment income/ (loss) to average net assets                      5.88%                5.81%
Net investment income/ (loss) before deferral of fees by Manager                 $0.72                $0.71
Portfolio turnover rate                                                            158%                390%
Expense ratio including interest and tax expenses                                 1.16%                1.29%
Expense ratio before deferral of fees by Manager, including interest and tax      1.25%                1.34%
   expenses
Expense ratio excluding interest and tax expenses                                 0.70%                0.70%


------------------------------
(j)  The Total Return Bond Fund commenced operations on June 30, 1997.
(2)  Amount represents less than $0.01 per share.
(3)  Total return represents aggregate total return for the periods indicated.

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



                                                                        Short Duration Government Bond Fund
Selected Per-Share Data for the Year or Period Ended:    06/30/01(1)        06/30/00(1)          06/30/99           06/30/98
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period                      $9.90             $10.04             $10.14              $9.99
Net investment income/ (loss)                               0.58               0.58               0.53               0.57
Net realized and unrealized gain/(loss) on                  0.30              (0.14)             (0.05)              0.16
   investments
Net increase/ (decrease) in net assets resulting            0.88               0.44               0.48               0.73
   from investment operations
Dividends from net investment income                       (0.58)             (0.57)             (0.51)             (0.56)
Dividends in excess of net investment income               --                 (0.01)             (0.02)             --
Distributions from net realized capital gains              --                 --                 --                 (0.02)
Distributions in excess of net realized capital gains      --                 --                 (0.05)             --
Distributions from capital                                 --                 --                 --                 --
Total distributions                                        (0.58)             (0.58)             (0.58)             (0.58)
Net Asset Value - End of Period                           $10.20              $9.90             $10.04             $10.14
Total Return(3)                                             9.09%              4.55%              4.82%              7.56%
====================================================================================================================================
Net assets, end of period (in 000s)                        $267,444           $171,879           $154,365           $66,357
Ratio of net investment income/ (loss) to average           5.70%              5.84%              5.21%              5.83%
   net assets
Net investment income/ (loss) before deferral of           $0.53              $0.56              $0.48              $0.51
   fees by Manager
Portfolio turnover rate                                      245%               188%               199%               502%
Expense ratio including interest and tax expenses           1.68%              1.11%              1.35%              1.15%
Expense ratio before deferral of fees by Manager,           2.46%              1.61%              1.85%              1.73%
   including interest and tax expenses
Expense ratio excluding interest and tax expenses           0.60%              0.63%              0.62%              0.28%


                                                     Short Duration Government
                                                           Bond Fund
Selected Per-Share Data for the Year or Period Ended:     06/30/97(1)
---------------------------------------------------------------------------
Net Asset Value - Beginning of Period                      $9.92
Net investment income/ (loss)                               0.59
Net realized and unrealized gain/(loss) on                  0.07
   investments
Net increase/ (decrease) in net assets resulting            0.66
   from investment operations
Dividends from net investment income                       (0.59)
Dividends in excess of net investment income               (0.00)(2)
Distributions from net realized capital gains              --
Distributions in excess of net realized capital gains      --
Distributions from capital                                 --
Total distributions                                        (0.59)
Net Asset Value - End of Period                            $9.99
Total Return(3)                                             6.79%
===========================================================================
Net assets, end of period (in 000s)                         $47,265
Ratio of net investment income/ (loss) to average           5.87%
   net assets
Net investment income/ (loss) before deferral of           $0.54
   fees by Manager
Portfolio turnover rate                                       451%
Expense ratio including interest and tax expenses           1.55%
Expense ratio before deferral of fees by Manager,           2.05%
   including interest and tax expenses
Expense ratio excluding interest and tax expenses           0.60%

------------------------------
(1) Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.
(2)  Amount represents less than $0.01 per share.
(3)  Total return represents aggregate total return for the periods indicated.

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


                                                                         California Tax-Free Intermediate Bond Fund
Selected Per-Share Data for the Year or Period Ended:       06/30/01           06/30/00           06/30/99          06/30/98
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period                      $12.62             $12.67             $12.86             $12.53
Net investment income/ (loss)                                0.50               0.51               0.49               0.51
Net realized and unrealized gain/(loss) on investments       0.47              (0.04)             (0.16)              0.33
Net increase/ (decrease) in net assets resulting from        0.97               0.47               0.33               0.84
   investment operations
Dividends from net investment income                        (0.50)             (0.52)             (0.46)             (0.51)
Dividends in excess of net investment income                --                 --                 (0.03)             --
Distributions from net realized capital gains               --                 --                 (0.03)             --
Distributions in excess of net realized capital gains       --                 --                 (0.00)(2)          --
Distributions from capital                                  --                 --                 --                 --
Total distributions                                         (0.50)             (0.52)             (0.52)             (0.51)
Net Asset Value - End of Period                            $13.09             $12.62             $12.67             $12.86
Total Return(3)                                              7.81%              3.83%              2.71%              6.85%
====================================================================================================================================
Net assets, end of period (in 000s)                         $37,562            $27,405            $41,017            $35,667
Ratio of net investment income/ (loss) to average net        3.85%              4.14%              3.93%              4.03%
   assets
Net investment income/ (loss) before deferral of fees       $0.44              $0.50              $0.48              $0.44
   by Manager
Portfolio turnover rate                                       174%                 49%              184%                 42%
Expense ratio including interest and tax expenses            0.70%              0.70%              0.69%              0.69%
Expense ratio before deferral of fees by Manager,            1.84%              1.19%              1.19%              1.19%
   including interest and tax expenses
Expense ratio excluding interest and tax expenses            0.70%              0.70%              0.69%              0.68%


                                                         California Tax-Free
                                                       Intermediate Bond Fund
Selected Per-Share Data for the Year or Period Ended:       06/30/97
---------------------------------------------------------------------------
Net Asset Value - Beginning of Period                     $12.23
Net investment income/ (loss)                               0.53
Net realized and unrealized gain/(loss) on investments      0.30
Net increase/ (decrease) in net assets resulting from       0.83
   investment operations
Dividends from net investment income                       (0.53)
Dividends in excess of net investment income               --
Distributions from net realized capital gains              --
Distributions in excess of net realized capital gains      --
Distributions from capital                                 --
Total distributions                                        (0.53)
Net Asset Value - End of Period                           $12.53
Total Return(3)                                             6.91%
===========================================================================
Net assets, end of period (in 000s)                         $21,681
Ratio of net investment income/ (loss) to average net       4.27%
   assets
Net investment income/ (loss) before deferral of fees      $0.47
   by Manager
Portfolio turnover rate                                        26%
Expense ratio including interest and tax expenses           0.68%
Expense ratio before deferral of fees by Manager,           1.18%
   including interest and tax expenses
Expense ratio excluding interest and tax expenses          --

------------------------------
(2)  Amount represents less than $0.01 per share.
(3)  Total return represents aggregate total return for the periods indicated.

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


                                                                                Government Money Market Fund
Selected Per-Share Data for the Year or Period Ended:       06/30/01           06/30/00           06/30/99          06/30/98
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period                       $1.00              $1.00              $1.00              $1.00
Net investment income/ (loss)                                0.055              0.054              0.047              0.052
Net realized and unrealized gain/(loss) on investments       0.000(5)           0.000(5)           0.000(5)           0.000(5)
Net increase/ (decrease) in net assets resulting from        0.055              0.054              0.047              0.052
   investment operations
Dividends from net investment income                        (0.055)            (0.054)            (0.047)            (0.052)
Dividends in excess of net investment income                --                 --                 --                 --
Distributions from net realized capital gains               --                 --                 --                 --
Distributions in excess of net realized capital gains       --                 --                 --                 --
Distributions from capital                                  --                 --                 --                 --
Total distributions                                         (0.055)            (0.054)            (0.047)            (0.052)
Net Asset Value - End of Period                             $1.00              $1.00              $1.00              $1.00
Total Return(3)                                              5.64%              5.49%              4.81%              5.27%
====================================================================================================================================
Net assets, end of period (in 000s)                         $774,203           $794,632           $575,387          $724,619
Ratio of net investment income/ (loss) to average net        5.56%              5.41%              4.71%              5.15%
   assets
Net investment income/ (loss) before deferral of fees       $0.055             $0.054             $0.047             $0.052
   by Manager
Portfolio turnover rate                                     --                 --                 --                 --
Expense ratio including interest and tax expenses            0.45%              0.46%              0.50%              0.53%
Expense ratio before deferral of fees by Manager,            0.45%              0.46%              0.50%              0.48%
   including interest and tax expenses
Expense ratio excluding interest and tax expenses            0.45%              0.46%              0.50%              0.53%

                                                          Government Money
                                                            Market Fund
Selected Per-Share Data for the Year or Period Ended:         06/30/97
-----------------------------------------------------------------------------
Net Asset Value - Beginning of Period                        $1.00
Net investment income/ (loss)                                 0.049
Net realized and unrealized gain/(loss) on investments        0.000(5)
Net increase/ (decrease) in net assets resulting from         0.049
   investment operations
Dividends from net investment income                         (0.049)
Dividends in excess of net investment income                 --
Distributions from net realized capital gains                --
Distributions in excess of net realized capital gains        --
Distributions from capital                                   --
Total distributions                                          (0.049)
Net Asset Value - End of Period                              $1.00
Total Return(3)                                               5.03%
=============================================================================
Net assets, end of period (in 000s)                           $473,154
Ratio of net investment income/ (loss) to average net         4.93%
   assets
Net investment income/ (loss) before deferral of fees        $0.049
   by Manager
Portfolio turnover rate                                      --
Expense ratio including interest and tax expenses            --
Expense ratio before deferral of fees by Manager,             0.62%
   including interest and tax expenses
Expense ratio excluding interest and tax expenses             0.60%

------------------------------
(3)  Total return represents aggregate total return for the periods indicated.
(5)  Amount represents less than $0.001 per share.

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



                                                                             California Tax-Free Money Fund
Selected Per-Share Data for the Year or Period           06/30/01            06/30/00           06/30/99            06/30/98
   Ended:
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period                    $1.00               $1.00              $1.00               $1.00
Net investment income/ (loss)                             0.030               0.027              0.026               0.029
Net realized and unrealized gain/(loss) on                0.000(5)            0.000(5)           0.000(5)            0.000(5)
   investments
Net increase/ (decrease) in net assets resulting          0.030               0.027              0.026               0.029
   from investment operations
Dividends from net investment income                     (0.030)             (0.027)            (0.026)             (0.029)
Dividends in excess of net investment income             --                  --                 --                  --
Distributions from net realized capital gains            --                  --                 --                  --
Distributions in excess of net realized capital          --                  --                 --                  --
   gains
Distributions from capital                               --                  --                 --                  --
Total distributions                                      (0.030)             (0.027)            (0.026)             (0.029)
Net Asset Value - End of Period                          $1.00               $1.00              $1.00               $1.00
====================================================================================================================================
Total Return(3)                                           2.93%               2.72%              2.59%               3.00%
Net assets, end of period (in 000s)                      $250,786            $378,819           $292,901            $187,216
Ratio of net investment income/ (loss) to average         2.90%               2.69%              2.55%               2.96%
   net assets
Net investment income/ (loss) before deferral of         $0.030              $0.023             $0.021              $0.029
   fees by Manager
Portfolio turnover rate                                  --                  --                 --                  --
Expense ratio including interest and tax expenses         0.58%               0.58%              0.58%               0.58%
Expense ratio before deferral of fees by Manager,         0.61%               0.58%              0.61%               0.68%
   including interest and tax expenses
Expense ratio excluding interest and tax expenses         0.58%               0.58%              0.58%               0.58%

                                                    California Tax-Free
                                                        Money Fund
Selected Per-Share Data for the Year or Period            06/30/97
   Ended:
-------------------------------------------------------------------------
Net Asset Value - Beginning of Period                     $1.00
Net investment income/ (loss)                              0.029
Net realized and unrealized gain/(loss) on                 0.000(5)
   investments
Net increase/ (decrease) in net assets resulting           0.029
   from investment operations
Dividends from net investment income                      (0.029)
Dividends in excess of net investment income              --
Distributions from net realized capital gains             --
Distributions in excess of net realized capital           --
   gains
Distributions from capital                                --
Total distributions                                       (0.029)
Net Asset Value - End of Period                           $1.00
=========================================================================
Total Return(3)                                            2.95%
Net assets, end of period (in 000s)                       $118,723
Ratio of net investment income/ (loss) to average          2.91%
   net assets
Net investment income/ (loss) before deferral of          $0.028
   fees by Manager
Portfolio turnover rate                                   --
Expense ratio including interest and tax expenses          0.58%
Expense ratio before deferral of fees by Manager,          0.73%
   including interest and tax expenses
Expense ratio excluding interest and tax expenses         --

------------------------------
(3)  Total return represents aggregate total return for the periods indicated.
(5)  Amount represents less than $0.001 per share.

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



                                                                                      Federal Tax-Free Money Fund
Selected Per-Share Data for the Year or Period Ended:                      06/30/01            06/30/00           06/30/99
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period                                      $1.00               $1.00              $1.00
Net investment income/ (loss)                                               0.035               0.032              0.028
Net realized and unrealized gain/(loss) on investments                      0.000(5)            0.000(5)           0.000(5)
Net increase/ (decrease) in net assets resulting from investment            0.035               0.032              0.028
   operations
Dividends from net investment income                                       (0.035)             (0.032)            (0.028)
Dividends in excess of net investment income                               --                  --                 (0.000)(5)
Distributions from net realized capital gains                              --                  --                 --
Distributions in excess of net realized capital gains                      --                  --                 --
Distributions from capital                                                 --                  --                 --
Total distributions                                                        (0.035)             (0.032)            (0.028)
Net Asset Value - End of Period                                            $1.00               $1.00              $1.00
====================================================================================================================================
Total Return(3)                                                             3.52%               3.25%              2.82%
Net assets, end of period (in 000s)                                         $42,055            $147,838           $116,341
Ratio of net investment income/ (loss) to average net assets                3.48%               3.21%              2.80%
Net investment income/ (loss) before deferral of fees by Manager           $0.035              $0.030             $0.026
Portfolio turnover rate                                                    --                  --                 --
Expense ratio including interest and tax expenses                           0.60%               0.60%              0.60%
Expense ratio before deferral of fees by Manager, including interest        0.82%               0.77%              0.80%
   and tax expenses
Expense ratio excluding interest and tax expenses                           0.60%               0.60%              0.60%



                                                                         Federal Tax-Free Money Fund
Selected Per-Share Data for the Year or Period Ended:                   06/30/98           06/30/97(l)
-----------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period                                   $1.00               $1.00
Net investment income/ (loss)                                            0.031               0.032
Net realized and unrealized gain/(loss) on investments                   0.000(5)            0.000(5)
Net increase/ (decrease) in net assets resulting from investment         0.031               0.032
   operations
Dividends from net investment income                                    (0.031)             (0.032)
Dividends in excess of net investment income                            --                  (0.000)(5)
Distributions from net realized capital gains                           --                  --
Distributions in excess of net realized capital gains                   --                  --
Distributions from capital                                              --                  --
Total distributions                                                     (0.031)             (0.032)
Net Asset Value - End of Period                                         $1.00               $1.00
===========================================================================================================
Total Return(3)                                                          3.12%               3.26%
Net assets, end of period (in 000s)                                     $117,283            $114,197
Ratio of net investment income/ (loss) to average net assets             3.08%               3.24%(4)
Net investment income/ (loss) before deferral of fees by Manager        $0.031              $0.030
Portfolio turnover rate                                                 --                  --
Expense ratio including interest and tax expenses                        0.60%               0.33(4)
Expense ratio before deferral of fees by Manager, including interest     0.81%               0.69(4)
   and tax expenses
Expense ratio excluding interest and tax expenses                        0.60%              --

------------------------------
(l)  The Federal Tax-Free Money Fund commenced operations on July 15, 1996.
(3)  Total return represents aggregate total return for the periods indicated.
(4)  Annualized.
(5)  Amount represents less than $0.001 per share.

Call 800.572.FUND or visit www.montgomeryfunds.com

[Outside back cover]

You can find more information about The Montgomery Funds' investment policies in the Statement of Additional Information (SAI), incorporated by reference in this prospectus, which is available free of charge.

To request a free copy of the SAI, call us at 800.572.FUND [3863]. You can review and copy further information about The Montgomery Funds, including the SAI, at the Securities and Exchange Commission's (SEC's) Public Reference Room in Washington, D.C. To obtain information on the operation of the Public Reference Room please call 202.942.8090. Reports and other information about The Montgomery Funds are available through the SEC's Web site at www.sec.gov. You can also obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C., 20549-0102, or e-mailing the SEC at publicinfo@sec.gov.

You can also find further information about The Montgomery Funds in our annual and semiannual shareholder reports, which discuss the market conditions and investment strategies that significantly affected each Fund's performance during the previous fiscal period. To request a free copy of the most recent annual or semiannual report, call us at 800.572.FUND [3863].

Corporate Headquarters:

                  The MONTGOMERY Funds
                  101 California Street
                  San Francisco, CA 94111-9361

                                     [Logo]

                                Invest wisely.(R)
                               800.572.FUND [3863]
                             www.montgomeryfunds.com



SEC File Nos.:                      The Montgomery Funds                811-6011
                                    The Montgomery Funds II             811-8064

                                               Funds Distributor, Inc. 10/01 ___

                                                                     Rule 497(e)
                                                 File Nos. 33-69686 and 811-8064


                     The Montgomery Funds(SM)
                     Prospectus dated October 31, 2001
                     (Class P Shares)


                     U.S. Equity Funds
                     Growth Fund
                     Small Cap Fund
                     Balanced Fund


                     International & Global Equity Funds
                     International Growth Fund


                     Fixed-Income & Money Market Funds
                     Short Duration Government Bond Fund
                     Government Money Market Fund

The Montgomery Funds have registered each mutual fund offered in this prospectus with the U.S. Securities and Exchange Commission (SEC). That registration does not imply, however, that the SEC endorses the Funds. The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

        TABLE OF CONTENTS

        U.S. EQUITY FUNDS......................................................2
        Growth Fund............................................................2
        Small Cap Fund.........................................................4
        Balanced Fund..........................................................6
        INTERNATIONAL & GLOBAL EQUITY FUNDS....................................8
        International Growth Fund..............................................8
        Short Duration Government Bond Fund...................................10
        Government Money Market Fund..........................................12
        Additional Discussion of Principal Strategies and Related Risks.......14
        Management of the Funds...............................................15
        Buying, Selling and Exchanging Shares.................................18
        Other Account Information.............................................21
        After You Invest......................................................24
        Financial Highlights..................................................26

This prospectus describes only the Funds' Class P shares. The Montgomery Funds offer other classes of shares with different fees and expenses to eligible investors.

Growth Fund | MNGFX

--------------------------------------------------------------------------------
Objective           Long-term capital appreciation
--------------------------------------------------------------------------------
Principal Strategy  Invests in U.S. growth companies.

                    Under normal conditions, the Fund may invest in the stocks of U.S. companies of any size, but invests primarily in those companies whose shares have a total stock market value (market capitalization) of at least $1 billion.

                    The Fund's strategy is to identify well-managed U.S.
                    companies that are expected to increase their sales and
                    corporate earnings on a sustained basis. The Fund leverages the strength of Montgomery's global research team, a
                    centralized team of analysts and portfolio managers that
                    supports the firm's equity investment strategies through
                    extensive, original, fundamental analysis. When evaluating investment opportunities, we favor companies that have a
                    visible three-year growth plan, are reasonably valued
                    relative to their peers, and demonstrate evidence of
                    business momentum as a catalyst for growth and share price appreciation. The Fund seeks to be fully invested and
                    well-diversified with high-quality holdings across a broad range of sectors.
--------------------------------------------------------------------------------
Principal Risks     By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a
                    sudden decline in a holding's share price or an overall
                    decline in the stock market. As with any stock fund, the
                    value of your investment will fluctuate on a day-to-day
                    basis with movements in the stock market, as well as in
                    response to the activities of individual companies.
--------------------------------------------------------------------------------
Performance         The following bar chart shows the risks of investing in the
Information         Fund and how the Fund's total return has varied from year to year. All Fund results reflect the reinvestment of dividend and capital gain distributions. Of course, past performance is no guarantee of future results.

www.montgomeryasset.com                                      800.572.FUND [3863]

Growth Fund cont'd.


                      23.49%
                       ____
25.00%   |            |\\\\|                         20.46%
         |            |\\\\|                          ____
         |            |\\\\|                         |\\\\|
         |            |\\\\|                         |\\\\|
15.00%   |            |\\\\|                         |\\\\|
         |            |\\\\|                         |\\\\|
         |            |\\\\|                         |\\\\|
         |            |\\\\|                         |\\\\|
         |            |\\\\|                         |\\\\|
 5.00%   |            |\\\\|                         |\\\\|
         |            |\\\\|         2.02%           |\\\\|
         |            |\\\\|         ____            |\\\\|
         |            |\\\\|        |\\\\|           |\\\\|
         |            |\\\\|        |\\\\|           |\\\\|
         |--------------------------------------------------------------  More Recent Return Information
         |                                                       |\\\\|   -------------------------------------------
-5.00%   |                                                       |\\\\|   1/1/01 - 9/30/01:              -27.29%
         |                                                       |\\\\|   Highest and Lowest Quarter Returns
         |                                                       |\\\\|   (for periods shown in the bar chart)
         |                                                       |____|   -------------------------------------------
         |                                                                Highest  (Q2 1999)             +17.61%
         |                                                      -10.97%   Lowest   (Q3 1998)             -19.32%
-15.00%  |


   ----------------------------------------------------------------------------
    1997    1998    1999    2000
   ----------------------------------------------------------------------------
   23.49%  2.02%  20.46%  -10.97%
   ----------------------------------------------------------------------------

                                             1 Year       Inception (1/12/96)
   ----------------------------------------------------------------------------
   Growth Fund*                             -10.97%             10.31%
   ----------------------------------------------------------------------------
   S & P 500 Index+                          -9.11%             18.33%

   * Performance in the bar chart and the table reflects average annual returns through December 31, 2000. The table compares the Fund's performance with a commonly used index for its market segment.

   +    See page __ for a description of this index.


---------------------------------------------------------------------------------------------------------------------
Fees & Expenses
                  Shareholder Fees (fees paid directly from your investment)
                  Redemption Fee(1)                                             2.00%
                  Annual Fund Operating Expenses (expenses that are
                  deducted from Fund assets)
                  Management Fee                                                1.00%
                  Distribution/Service (12b-1) Fee                              0.25%
                  Other Expenses                                                0.43%
                  Total Annual Fund Operating Expenses                          1.68%
                  ---------------------------------------------------------------------------------------------------

                  1 Deducted from the net proceeds of shares redeemed
                    (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.

                  Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

                          Year 1      Year 3      Year 5        Year 10
                       -----------------------------------------------------
                           $170        $528        $910         $1,910


Portfolio Management:  Andrew Pratt

www.montgomeryasset.com                                      800.572.FUND [3863]

Small Cap Fund | MNSCX

--------------------------------------------------------------------------------
Objective           Long-term capital appreciation
--------------------------------------------------------------------------------
Principal Strategy  Invests in rapidly growing U.S. small-cap companies.

                    Under normal conditions, the Fund invests primarily in the stocks of U.S. companies whose shares have a total stock market value (market capitalization) of $2 billion or less at the time of purchase.

                    The Fund's portfolio managers follow a growth strategy to invest in potentially attractive small-cap companies that are at an early or transitional stage of their development. The managers look for companies that they believe can thrive even in adverse economic conditions. Specifically, they search for companies that they think have the potential to:

                    o Gain market share within their industries

                    o Deliver consistently high profits to shareholders

                    o Increase their corporate earnings each quarter

                    o Provide solutions for current or impending problems in
                      their respective industries or in society overall


--------------------------------------------------------------------------------
Principal Risks     By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies.

                    The Fund's focus on small-cap stocks may expose shareholders to additional risks. Smaller companies typically have
                    more-limited product lines, markets and financial resources than do larger companies, and their securities may trade
                    less frequently and in more-limited volume than those of
                    larger, more mature companies. As a result, small-cap
                    stocks--and therefore the Fund--may fluctuate significantly more in value than do larger-cap stocks and funds that focus on them.
--------------------------------------------------------------------------------
Performance         The following bar chart shows the risks of investing in the
Information         Fund and how the Fund's total return has varied from year to year. All Fund results reflect the reinvestment of dividend and capital gain distributions. Of course, past performance is no guarantee of future results.


www.montgomeryasset.com                                      800.572.FUND [3863]

Small Cap Fund cont'd.




65.00%   |
         |
         |                                          20.46%
         |                                           ____
55.00%   |                                          |\\\\|
         |                                          |\\\\|
         |                                          |\\\\|
45.00%   |                                          |\\\\|
         |                                          |\\\\|
         |                                          |\\\\|
         |                                          |\\\\|
35.00%   |                                          |\\\\|
         |                                          |\\\\|
         |                                          |\\\\|
25.00%   |             23.27%                       |\\\\|
         |              ____                        |\\\\|
         |             |\\\\|                       |\\\\|
         |             |\\\\|                       |\\\\|
15.00%   |             |\\\\|                       |\\\\|
         |             |\\\\|                       |\\\\|
         |             |\\\\|                       |\\\\|
 5.00%   |             |\\\\|                       |\\\\|
         |             |\\\\|                       |\\\\|
         |--------------------------------------------------------------  More Recent Return Information
         |                          |\\\\|                       |\\\\|   -----------------------------------------
-5.00%   |                          |____|                       |\\\\|   1/1/01 - 9/30/01:              -25.17%
         |                                                       |\\\\|
         |                          -8.19%                       |\\\\|   Highest and Lowest Quarter Returns
-15.00%  |                                                       |\\\\|   (for periods shown in the bar chart)
         |                                                       |\\\\|   -----------------------------------------
         |                                                       |\\\\|   Highest  (Q4 1999)            + 47.36%
         |                                                       |\\\\|   Lowest   (Q3 1998)            - 32.44%
-25.00%  |                                                       |____|
         |
-35.00%  |                                                      -25.37%

                       1997         1998            1999         2000


   -----------------------------------------------------------------------------
    1997    1998     1999    2000
   -----------------------------------------------------------------------------
   23.27%  -8.19%   55.69%  -25.37%
   -----------------------------------------------------------------------------

                                    1 Year            Inception (7/1/96)
   -----------------------------------------------------------------------------
   Small Cap Fund*                 -25.37%                   6.19%
   -----------------------------------------------------------------------------
   Russell 2000 Index+              -3.02%                   9.11%

   * Performance in the bar chart and the table reflects average annual returns through December 31, 2000. The table compares the Fund's performance with a commonly used index for its market segment.
   + See page __ for a description of this index.


-------------------------------------------------------------------------------------------------------------------
Fees & Expenses
                  Shareholder Fees (fees paid directly from your investment)
                  Redemption Fee(1)                                             2.00%
                  Annual Fund Operating Expenses (expenses that are
                  deducted from Fund assets)
                  Management Fee                                                1.00%
                  Distribution/Service (12b-1) Fee                              0.25%
                  Other Expenses                                                0.36%
                  Total Annual Fund Operating Expenses                          1.61%
                  -------------------------------------------------------------------------------------------------

                  1 Deducted from the net proceeds of shares redeemed (or
                    exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.

                  Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

                          Year 1      Year 3      Year 5        Year 10
                       -----------------------------------------------------
                           $163        $507        $874         $1,861



Portfolio Management:  Jerome "Cam" Philpott, Charles I. Reed and Stuart Roberts


www.montgomeryasset.com                                      800.572.FUND [3863]

Balanced Fund | MNAAX

--------------------------------------------------------------------------------
Objective           High total return consisting of capital appreciation and
                    income
--------------------------------------------------------------------------------
Principal Strategy  Maintains a balanced allocation of stocks, bonds and money market securities.

                    The Fund aims to maintain exposure to stocks and bonds by investing in the following underlying Funds:

                    o Montgomery Growth Fund--seeks long-term capital
                      appreciation by investing in U.S. growth companies

                    o Montgomery Total Return Bond Fund--seeks total return
                      consisting of income and capital appreciation by investing in investment grade bonds

                    o A Montgomery Money Market Fund--seeks current income
                      consistent with liquidity and capital preservation by investing in money market eligible U.S. government securities

                    The Fund's portfolio managers may also adjust the proportion of assets allotted to the underlying Funds in response to
                    changing market conditions. In doing so, the Fund's managers evaluate various market factors, including relative risk and return, to help determine what they believe is an optimal
                    allocation among stocks, bonds and cash. The Fund's total
                    equity exposure may range from 50 to 80% of its assets, and its bond exposure may range from 25 to 50% of its assets. It may invest up to 20% of its assets in a Montgomery money
                    market fund, hold cash or cash equivalents and invest
                    directly in U.S. government securities. At times, the Fund may also invest a small portion of its assets in other
                    Montgomery Funds to gain exposure to additional areas, such as the international markets.
--------------------------------------------------------------------------------
Principal Risks     By investing a substantial portion of its assets in stock
                    and bond mutual funds, the Fund may expose you to certain
                    risks that could cause you to lose money. The value of the
                    Fund's investments in the Montgomery Growth Fund, like
                    investments in any stock fund, will fluctuate on a daily
                    basis with movements in the stock market, as well as in
                    response to the activities of the individual companies in
                    which that Fund invests. The value of the Fund's investment in the Total Return Bond Fund will fluctuate along with
                    interest rates. When interest rates rise, a bond's market
                    price generally declines. In addition, if the managers do
                    not accurately predict changing market conditions and other economic factors, the Fund's assets might be allocated in a manner that is disadvantageous.
--------------------------------------------------------------------------------
Performance         The following bar chart shows the risks of investing in the
Information         Fund and how the Fund's total return has varied from year to year. All Fund results reflect the reinvestment of dividend and capital gain distributions. Of course, past performance is no guarantee of future results.


www.montgomeryasset.com                                      800.572.FUND [3863]

Balanced Fund cont'd.





20.00%   |             18.68%
         |              ____
         |             |\\\\|
         |             |\\\\|
         |             |\\\\|                       12.18%
         |             |\\\\|                        ____
10.00%   |             |\\\\|                       |\\\\|
         |             |\\\\|                       |\\\\|
         |             |\\\\|        6.03%          |\\\\|
         |             |\\\\|        ____           |\\\\|
         |             |\\\\|       |\\\\|          |\\\\|
         |             |\\\\|       |\\\\|          |\\\\|
         |             |\\\\|       |\\\\|          |\\\\|
         |             |\\\\|       |\\\\|          |\\\\|
         |             |\\\\|       |\\\\|          |\\\\|
 0.00%   |--------------------------------------------------------------  More Recent Return Information
         |                                                       |\\\\|   -----------------------------------------
         |                                                       |----|   1/1/01 - 9/30/01:              -14.98%
         |                                                                Highest and Lowest Quarter Returns
         |                                                       -1.57%   (for periods shown in the bar chart)
-10.00%  |                                                                -----------------------------------------
------------------------------------------------------------------------  Highest  (Q2 1997)             +11.37%
                       1997         1998            1999         2000     Lowest   (Q3 2001)              -9.53%




   -----------------------------------------------------------------------------
    1997    1998     1999    2000
   ----------------------------------------------------------------------------
   18.68%   6.03%   12.18%  -1.57%
   ----------------------------------------------------------------------------


                                                   1 Year    Inception (1/3/96)
   -----------------------------------------------------------------------------
   Balanced Fund*                                   -1.57%          9.40%
   -----------------------------------------------------------------------------
   S&P 500 Index+                                   -9.11%          18.33%
   -----------------------------------------------------------------------------
   Lehman Brothers Aggregate Bond Index+            11.63%          10.93%

     * Performance in the bar chart and the table reflects average annual returns through December 31, 2000. The table compares the Fund's performance with a commonly used index for its market segment.
     +    See page __ for a description of this index.



-------------------------------------------------------------------------------------------------------------------
Fees & Expenses
                  Shareholder Fees (fees paid directly from your investment)
                  Redemption Fee(1)                                             2.00%
                  Annual Fund Operating Expenses (expenses that are
                  deducted from Fund assets)
                  Management Fee                                                0.00%
                  Distribution/Service (12b-1) Fee                              0.25%
                  Other Expenses
                      Top Fund Expenses                                         0.89%
                      Underlying Fund Expenses                                  1.18%
                  Total Annual Fund Operating Expenses                          2.32%
                  Fee Reduction and/or Expense Reimbursement                    0.77%
                  Net Expenses(2)                                               1.55%
                  -------------------------------------------------------------------------------------------------

                  1 Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.
                  2 In addition to the 0.89% total operating expenses of the Fund, a shareholder also indirectly bears the Fund's pro rata share of the fees and expenses incurred by each underlying Fund. The total expense ratio before reimbursement, including indirect expenses for the fiscal year ended June 30, 2001, was 2.32%, calculated based on the Fund's total operating expense ratio (0.89%) plus a weighted average of the expense ratios of its underlying Funds (1.18%). Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses and Rule 12b-1 fees) to 1.30%. This contract has a 1-year term renewable at the end of each fiscal year.

                  Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

                       Year 1      Year 3      Year 5        Year 10
                    -----------------------------------------------------
                        $157        $571       $1,093        $2,218



Portfolio Management:  Andrew Pratt and William Stevens


www.montgomeryasset.com                                      800.572.FUND [3863]

International Growth Fund | MNIGX

--------------------------------------------------------------------------------
Objective           Long-term capital appreciation
--------------------------------------------------------------------------------
Principal Strategy  Invests in medium- and large-cap companies in developed markets outside the United States.

                    Under normal conditions, the Fund invests primarily in the common stocks of companies outside the United States whose shares have a stock market value (market capitalization) of more than $1 billion. The Fund currently concentrates its investments in the stock markets of western Europe, particularly France, Germany, Italy, the Netherlands and the United Kingdom, as well as developed markets in Asia, such as Japan and Hong Kong. The Fund typically invests in at least three countries outside the United States, with no more than 40% of its assets in any one country.

                    The portfolio manager seeks well-managed companies that he believes will be able to increase their sales and corporate earnings on a sustained basis. From these potential
                    investments, the manager favors companies that he considers to be under- or reasonably valued relative to their
                    long-term prospects. The manager favors companies that he
                    believes have a competitive advantage, offer innovative
                    products or services and may profit from such trends as
                    deregulation and privatization. On a strategic basis, the
                    Fund's assets may be allocated among countries in an attempt to take advantage of market trends. The portfolio manager
                    and analysts frequently travel to the countries in which the
                    Fund invests or may invest to gain firsthand insight into
                    the economic, political and social trends that affect
                    investments in those countries.
--------------------------------------------------------------------------------
Principal Risks     By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies. The
                    Fund's focus on mid-cap stocks may expose shareholders to additional risks. Securities of mid-cap companies may trade less frequently and in more-limited volume than those of larger, more mature companies. As a result, mid-cap stocks--and therefore the Fund--may fluctuate significantly more in value than do larger-cap stocks and funds that focus on them.

                    By investing primarily in foreign stocks, the Fund may
                    expose shareholders to additional risks. Foreign stock
                    markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. In addition, most of the securities in
                    which the Fund invests are denominated in foreign
                    currencies, whose values may decline against the U.S.
                    dollar.
--------------------------------------------------------------------------------
Performance         The following bar chart shows the risks of investing in the
Information         Fund and how the Fund's total return has varied from year to year. All Fund results reflect the reinvestment of dividend and capital gain distributions. Of course, past performance is no guarantee of future results.


www.montgomeryasset.com                                      800.572.FUND [3863]


35.00%
         |
         |                          28.65%
         |                           ____
         |                          |\\\\|
         |                          |\\\\|          26.02%
25.00%   |                          |\\\\|           ____
         |                          |\\\\|          |\\\\|
         |                          |\\\\|          |\\\\|
         |                          |\\\\|          |\\\\|
         |                          |\\\\|          |\\\\|
         |                          |\\\\|          |\\\\|
15.00%   |                          |\\\\|          |\\\\|
         |                          |\\\\|          |\\\\|
         |         9.84%            |\\\\|          |\\\\|
         |         ____             |\\\\|          |\\\\|
         |        |\\\\|            |\\\\|          |\\\\|
         |        |\\\\|            |\\\\|          |\\\\|
         |        |\\\\|            |\\\\|          |\\\\|
 5.00%   |        |\\\\|            |\\\\|          |\\\\|
         |        |\\\\|            |\\\\|          |\\\\|
         |        |\\\\|            |\\\\|          |\\\\|
         |--------------------------------------------------------------
         |                                                       |\\\\|
 5.00%   |                                                       |\\\\|
         |                                                       |\\\\|
         |                                                       |\\\\|
         |                                                       |\\\\|
         |                                                       |\\\\|
         |                                                       |\\\\|
         |                                                       |\\\\|
-15.00%  |                                                       |\\\\|
         |                                                       |\\\\|
         |                                                       |\\\\|
         |                                                       |\\\\|
         |                                                       |\\\\|
         |                                                       |\\\\|     More Recent Return Information
-25.00%  |                                                       |\\\\|     ---------------------------------------
         |                                                       |----|     1/1/01 - 9/30/01:              -36.18%
         |                                                                  Highest and Lowest Quarter Returns
         |                                                       -25.10     (for periods shown in the bar chart)
         |                                                                  ---------------------------------------
         |                                                                  Highest  (Q4 1999)             +29.17%
-35.00%  |---------------------------------------------------------------   Lowest   (Q1 2001)             -21.85%
                     1997            1998            1999         2000


   -----------------------------------------------------------------------------
    1997      1998   1999    2000
   -----------------------------------------------------------------------------
    9.84%   28.65%  26.02%  -25.10%
   -----------------------------------------------------------------------------

                                           1 Year         Inception (3/12/96)
   -----------------------------------------------------------------------------
   International Growth Fund*              -25.10%               9.92%
   -----------------------------------------------------------------------------
   MSCI EAFE Index+                        -13.96%               7.51%

  * Performance in the bar chart and the table reflects average annual returns through December 31, 2000. The table compares the Fund's performance with a commonly used index for its market segment.
  +  See page __ for a description of this index.


-------------------------------------------------------------------------------------------------------------------
Fees & Expenses

                  Shareholder Fees (fees paid directly from your investment)
                  Redemption Fee(1)                                             2.00%
                  Annual Fund Operating Expenses (expenses that are
                  deducted from Fund assets)
                  Management Fee                                                1.10%
                  Distribution/Service (12b-1) Fee                              0.25%
                  Other Expenses                                                1.26%
                  Total Annual Fund Operating Expenses                          2.61%
                  Fee Reduction and/or Expense Reimbursement                    0.57%
                  Net Expenses(2)                                               2.04%
                  -------------------------------------------------------------------------------------------------

                  1 Deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. This fee is retained by the Fund. $10 will be deducted from redemption proceeds sent by wire or overnight courier.
                  2 Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses and Rule 12b-1 fees) to 1.65%. This contract has a 1-year term renewable at the end of each fiscal year.

                  Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

                          Year 1      Year 3      Year 5        Year 10
                       -----------------------------------------------------
                           $206        $698       $1,276        $2,443


Portfolio Management:  Oscar Castro


www.montgomeryasset.com                                      800.572.FUND [3863]

Short Duration Government Bond Fund | MNSGX

--------------------------------------------------------------------------------
Objective           Current income consistent with capital preservation
--------------------------------------------------------------------------------
Principal Strategy  Invests in short-term U.S. government securities.

                    Under normal conditions, the Fund invests primarily in short-term U.S. government securities, which may include Treasuries in addition to bonds and notes issued by government agencies such as the Federal Home Loan Bank, the Government National Mortgage Association (GNMA or "Ginnie Mae"), the Federal National Mortgage Association (FNMA or "Fannie Mae") and the Student Loan Marketing Association (SLMA or "Sallie Mae").

                    The Fund may purchase bonds of any maturity, but generally the portfolio's overall effective duration is less than that of a three-year U.S. Treasury note. Effective duration is a measure of the expected change in value from changes in
                    interest rates. Typically, a bond with a low duration means that its value is less sensitive to changes in interest
                    rates; a bond with a high duration means that its value is more sensitive to changes in interest rates. The Fund
                    invests in bonds that the portfolio managers believe offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity.
--------------------------------------------------------------------------------
Principal Risks     By investing in bonds, the Fund may expose you to certain
                    risks that could cause you to lose money. As with most bond funds, the value of shares in the Fund will fluctuate along with interest rates. When interest rates rise, a bond's
                    market price generally declines. A fund such as this one,
                    which invests most of its assets in bonds will behave
                    largely in the same way. The Fund's investments in
                    mortgage-related debt securities may expose it to prepayment risks when interest rates fall because the portfolio
                    managers may have to reinvest the prepayment proceeds at
                    lower interest rates than those of its previous investments.
                    As a result, the Fund is not appropriate for investors whose primary investment objective is absolute stability of
                    principal. The Fund is not a money market fund.
--------------------------------------------------------------------------------
Performance         The following bar chart shows the risks of investing in the
Information         Fund and how the Fund's total return has varied from year to year. All Fund results reflect the reinvestment of dividend and capital gain distributions. Of course, past performance is no guarantee of future results.

www.montgomeryasset.com                                      800.572.FUND [3863]

Short Duration Government Bond Fund cont'd.


 10.00%  |
         |
         |
  9.00%  |
         |
         |
  8.00%  |
         |                           7.48%                        7.83%
         |                           ____                         ____
  7.00%  |         6.18%            |\\\\|                       |\\\\|
         |         ____             |\\\\|                       |\\\\|
         |        |\\\\|            |\\\\|                       |\\\\|
  6.00%  |        |\\\\|            |\\\\|                       |\\\\|
         |        |\\\\|            |\\\\|                       |\\\\|
         |        |\\\\|            |\\\\|                       |\\\\|
  5.00%  |        |\\\\|            |\\\\|                       |\\\\|
         |        |\\\\|            |\\\\|                       |\\\\|
         |        |\\\\|            |\\\\|                       |\\\\|
  4.00%  |        |\\\\|            |\\\\|                       |\\\\|
         |        |\\\\|            |\\\\|                       |\\\\|
         |        |\\\\|            |\\\\|                       |\\\\|
  3.00%  |        |\\\\|            |\\\\|                       |\\\\|
         |        |\\\\|            |\\\\|          2.31%        |\\\\|
         |        |\\\\|            |\\\\|          ____         |\\\\|
  2.00%  |        |\\\\|            |\\\\|         |\\\\|        |\\\\|
         |        |\\\\|            |\\\\|         |\\\\|        |\\\\|
         |        |\\\\|            |\\\\|         |\\\\|        |\\\\|
  1.00%  |        |\\\\|            |\\\\|         |\\\\|        |\\\\|   More Recent Return Information
         |        |\\\\|            |\\\\|         |\\\\|        |\\\\|   -----------------------------------------
         |        |\\\\|            |\\\\|         |\\\\|        |\\\\|   1/1/01 - 9/30/01:               7.21%%
  0.00%  |--------------------------------------------------------------- Highest and Lowest Quarter Returns
                     1997            1998            1999         2000    (for periods shown in the bar chart)
                                                                          -----------------------------------------
                                                                          Highest  (Q3 2001)              +3.34%
                                                                          Lowest   (Q2 1999)              +0.29%


   -----------------------------------------------------------------------------
    1997     1998    1999    2000
   -----------------------------------------------------------------------------
    6.18%   7.48%   2.31%   7.83%
   -----------------------------------------------------------------------------

                                                  1 Year    Inception (3/12/96)
   -----------------------------------------------------------------------------
   Short Duration Government Bond Fund*           7.83%            6.00%
   -----------------------------------------------------------------------------
   Lehman Bro. Gov. Bond 1-3 Year Index+          8.17%            6.06%

   * Performance in the bar chart and the table reflects average annual returns through December 31, 2000. The table compares the Fund's performance with a commonly used index for its market segment.
   + See page __ for a description of this index.
   # Calculated from 11/30/92


-------------------------------------------------------------------------------------------------------------------
Fees & Expenses

                  Shareholder Fees (fees paid directly from your investment)
                  Redemption Fee(1)                                             0.00%
                  Annual Fund Operating Expenses (expenses that are
                  deducted from Fund assets)
                  Management Fee                                                0.50%
                  Distribution/Service (12b-1) Fee                              0.25%
                  Other Expenses                                                1.95%
                  Total Annual Fund Operating Expenses                          2.70%
                  Fee Reduction and/or Expense Reimbursement                    0.79%
                  Net Expenses(2)                                               1.91%
                  -------------------------------------------------------------------------------------------------

                  1 $10 will be deducted from redemption proceeds sent by wire or overnight courier.
                  2 Montgomery Asset Management has contractually agreed to
                    reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses and Rule 12b-1 fees) to 0.60%. This contract has a 1-year term renewable at the end of each fiscal year. Montgomery Asset Management enters into certain transactions that are expected to increase the net income yield of the Fund (such as reverse repurchase agreement transactions). These transactions also generate interest charges, however, which are reflected in the expense ratio above. The interest charges generated for the period presented were 1.06%. The operating expense ratio excluding these interest charges is 0.60%.

                  Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

                          Year 1      Year 3      Year 5        Year 10
                       -----------------------------------------------------
                           $193        $682       $1,281        $2,467


Portfolio Management:  Marie Chandoha and William Stevens


www.montgomeryasset.com                                      800.572.FUND [3863]

Government Money Market Fund | MNGXX

--------------------------------------------------------------------------------
Objective           Current income consistent with liquidity and capital
                    preservation
--------------------------------------------------------------------------------
Principal Strategy  Invests in money market-eligible U.S. government securities.

                    Under normal conditions, the Fund invests its assets primarily in short-term U.S. government securities, which may include bills, notes and bonds issued by government agencies such as the Federal Home Loan Bank, Federal National Mortgage Association (FNMA or "Fannie Mae") and Student Loan Marketing Association (SLMA or "Sallie Mae"), in repurchase agreements for U.S. government securities and in similar money market funds.

                    The Fund invests in short-term U.S. government securities
                    that the portfolio manager believes offer attractive yields and are undervalued relative to issues of similar credit
                    quality and interest rate sensitivity. The Fund invests in compliance with industry-standard requirements for money
                    market funds for the quality, maturity and diversification of investments.
--------------------------------------------------------------------------------
Principal Risks     Although the Fund seeks to preserve the value of your
                    investment at $1 per share, it is possible to lose money by investing in this Fund. Also a decline in short-term
                    interest rates would lower the Fund's yield and the return on your investment. An investment in the Fund is neither
                    insured nor guaranteed by the Federal Deposit Insurance
                    Corporation (FDIC) or any other government agency.
--------------------------------------------------------------------------------
Performance         The following bar chart shows the risks of investing in the
Information         Fund and how the Fund's total return has varied from year to year. All Fund results reflect the reinvestment of dividend and capital gain distributions. Of course, past performance is no guarantee of future results.


www.montgomeryasset.com                                      800.572.FUND [3863]

Government Money Market Fund cont'd.



 10.00%  |
         |
         |
  9.00%  |
         |
         |
  8.00%  |
         |
         |
  7.00%  |
         |
         |
  6.00%  |
         |
         |                                                       5.84%
  5.00%  |                                                        ____
         |         4.89%             4.87%          4.89%%       |\\\\|
         |         ____              ____           ____         |\\\\|
  4.00%  |        |\\\\|            |\\\\|         |\\\\|        |\\\\|
         |        |\\\\|            |\\\\|         |\\\\|        |\\\\|
         |        |\\\\|            |\\\\|         |\\\\|        |\\\\|
  3.00%  |        |\\\\|            |\\\\|         |\\\\|        |\\\\|
         |        |\\\\|            |\\\\|         |\\\\|        |\\\\|
         |        |\\\\|            |\\\\|         |\\\\|        |\\\\|
  2.00%  |        |\\\\|            |\\\\|         |\\\\|        |\\\\|
         |        |\\\\|            |\\\\|         |\\\\|        |\\\\|
         |        |\\\\|            |\\\\|         |\\\\|        |\\\\|
  1.00%  |        |\\\\|            |\\\\|         |\\\\|        |\\\\|
         |        |\\\\|            |\\\\|         |\\\\|        |\\\\|   More Recent Return Information
         |        |\\\\|            |\\\\|         |\\\\|        |\\\\|   -----------------------------------------
  0.00%  |--------------------------------------------------------------- 1/1/01 - 9/30/01:                3.51%
                     1997            1998            1999         2000    Highest and Lowest Quarter Returns
                                                                          (for periods shown in the bar chart)
                                                                          -----------------------------------------
                                                                          Highest  (Q4 2000)              +1.51%
                                                                          Lowest   (Q3 1998)              +0.86%


   -----------------------------------------------------------------------------
    1997     1998    1999    2000
   -----------------------------------------------------------------------------
    4.89%   4.87%   4.58%   5.84%
   -----------------------------------------------------------------------------


                                                  1 Year     Inception (3/12/96)
   -----------------------------------------------------------------------------
   Government Money Market Fund*                    5.84%             5.01%
   -----------------------------------------------------------------------------
   Lipper U.S. Gov. Money Market Fund Avg.          5.71%             4.52%
      Index+

   * Performance in the bar chart and the table reflects average annual returns through December 31, 2000. The table compares the Fund's performance with a commonly used index for its market segment.
   + See page __ for a description of this index.
   Seven-Day Yield as of 6/30/01: 3.78%. Call 800.572.FUND [3863] between 6:00
   A.M. and 4:00 P.M. Pacific time for the current yield.


-------------------------------------------------------------------------------------------------------------------
Fees & Expenses

                  Shareholder Fees (fees paid directly from your investment)
                  Redemption Fee(1)                                             0.00%
                  Annual Fund Operating Expenses (expenses that are
                  deducted from Fund assets)
                  Management Fee                                                0.28%
                  Distribution/Service (12b-1) Fee                              0.25%
                  Other Expenses                                                0.17%
                  Total Annual Fund Operating Expenses                          0.70%
                  -------------------------------------------------------------------------------------------------

                  1 $10 will be deducted from redemption proceeds sent by wire or overnight courier.

                  Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.


Portfolio Management:  Marie Chandoha and William Stevens


www.montgomeryasset.com                                      800.572.FUND [3863]

                      Additional Discussion of Principal Strategies and Related Risks

General Currently, each Fund invests at least 65% of its assets in the type of investment suggested by its name. Effective July 31, 2002, certain Funds may increase this percentage to 80% to comply with Securities and Exchange (SEC) rules.

The Euro: Single      Investors in the International and Global Equity Funds
European Currency     should note the following: On January 1, 1999, the
                      European Union (EU) introduced a single European currency called the euro. Eleven of the 15 EU members have begun to convert their currencies to the euro: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the
                      Netherlands, Portugal and Spain (leaving out Britain,
                      Sweden, Denmark and Greece). For the first three years, the euro will be a phantom currency (only an accounting entry). Euro notes and coins will begin circulating in 2002.

                      The euro has been introduced, but the following uncertainties will continue to exist for some time:

                      o Whether the payment, valuation and operational systems
                        of banks and financial institutions can operate reliably

                      o The applicable conversion rate for contracts stated in
                        the national currency of an EU member

                      o How clearing and settlement systems needed to process
                        transactions reliably will work

                      o What the effects of the euro on European financial and
                        commercial markets will be

                      o How new legislation and regulations will affect
                        euro-related issues

                      These and other factors could cause market disruptions and affect the value of your shares in a Fund that invests in companies conducting business in Europe. Montgomery and its key service providers have taken steps to address euro-related issues, but there can be no assurance that these efforts will be sufficient.

Defensive             At the discretion of its portfolio manager(s), each
Investments           Montgomery Fund may invest up to 100% of its assets in
                      cash for temporary defensive purposes. No Fund is required or expected to take such a defensive posture. But if used, such an unlikely stance may help a Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, a Fund may not achieve its investment objective. For example, should the market advance during this period, a Fund may not participate as much as it would have if it had been more fully invested.

Portfolio Turnover    The Funds' portfolio managers will sell a security when
                      they believe it is appropriate to do so, regardless of how long a Fund has owned that security. Buying and selling securities generally involves some expense to a Fund, such as commission paid to brokers and other transaction costs.
                      By selling a security, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher a Fund's annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. Increased brokerage costs may adversely affect a Fund's performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distribution of capital gains may affect your after-tax return. Annual portfolio turnover of 100% or more is considered high. The following
                      Montgomery Funds that invest in stocks will typically have annual turnover in excess of that rate because of their portfolio managers' investment styles: Growth, Small Cap, Balanced, International Growth, and Global Focus Funds.
                      See "Financial Highlights," beginning on page __, for each Fund's historical portfolio turnover.


www.montgomeryasset.com                                      800.572.FUND [3863]

                      Management of the Funds

Investment Manager    The investment manager of The Montgomery Funds is
                      Montgomery Asset Management, LLC. Founded in 1990,
                      Montgomery Asset Management is a subsidiary of Commerzbank
                      AG, one of the largest publicly held commercial banks in Germany. As of September 30, 2001, Montgomery Asset
                      Management managed approximately $7.3 billion on behalf of some 150,000 investors in The Montgomery Funds.


Management Fees       The table below shows the management fee rate actually
and Operating         paid to Montgomery Asset Management over the past fiscal
Expense Limits        year and the contractual limits on total operating
                      expenses for each Fund. The management fee amounts shown may vary from year to year, depending on actual expenses.
                      Actual fee rates may be greater than contractual rates to the extent Montgomery recouped previously deferred fees during the fiscal year.


                                                                                                      Lower or Total Expense
                                                                                                        Cap or Actual Total
                                                                                Management Fees              Expenses
                      Montgomery Fund                                            (annual rate)             (annual rate)
                      ---------------------------------------------------------------------------------------------------------
                      U.S. Equity Funds
                          Montgomery Growth Fund                                      1.00%                    1.68%
                          Montgomery Small Cap Fund                                   1.00%                    1.61%
                          Montgomery Balanced Fund                                    0.00%                    1.30%
                      International and Global Equity Fund
                          Montgomery International Growth Fund                        1.10%                    1.65%
                      U.S. Fixed-Income and Money Market Funds
                          Montgomery Short Duration Government Bond Fund              0.50%                    0.60%
                          Montgomery Government Money Market Fund                     0.28%                    0.70%



                      Portfolio Manager       Fund                          Recent Portfolio Experience
Portfolio Managers    Oscar Castro            Montgomery International      CFA, Senior Portfolio Manager. Mr. Castro has managed
                                              Growth Fund                   the Montgomery International Growth Fund since its
                                                                            inception in 1995. Prior to joining Montgomery, Mr.
                                                                            Castro was vice president and portfolio manager at G.T.
                                                                            Capital Management, where he helped launch and manage
                                                                            mutual funds specializing in global telecommunications
                                                                            and Latin America. Prior to that he was a founder and
                                                                            co-manager of the Common Goal World Fund, a global
                                                                            equity partnership. Mr. Castro holds a Master of
                                                                            Business Administration degree in Finance from Drexel
                                                                            University in Pennsylvania and a Bachelor of Science
                                                                            degree in Chemical Engineering from Simon Bolivar
                                                                            University in Venezuela.

                      Marie Chandoha          Montgomery Short Duration     Portfolio Manager. Ms. Chandoha joined Montgomery in
                                              Government Bond and           1999 as portfolio manager of the Montgomery Short
                                              Government Money Market       Duration Government Bond Fund. In 2001, she became a
                                              Funds                         co-portfolio manager of the Montgomery Government Money
                                                                            Market Fund. Ms. Chandoha began her investment career in
                                                                            1983. From 1996 to 1999, she was chief bond strategist
                                                                            at Goldman Sachs, where she advised institutional
                                                                            clients on optimal asset allocation strategies in the
                                                                            U.S. bond market. From 1994 to 1996, she was managing
                                                                            director of global fixed-income and economics research
                                                                            at Credit Suisse First Boston, where she managed the
                                                                            global bond and economics research department. Ms.
                                                                            Chandoha is a Phi Beta Kappa graduate of Harvard
                                                                            University, with a Bachelor of Arts degree in Economics.


www.montgomeryasset.com                                      800.572.FUND [3863]


                      Portfolio Manager       Fund                          Recent Portfolio Experience
                      Frank Chiang            Montgomery Emerging Markets   Portfolio Manager. Mr. Chiang joined Montgomery in 1996,
                                              Fund                          co-managing the Montgomery Emerging Markets Fund since
                                                                            its inception. From 1993 to 1996, he was with TCW Asia
                                                                            Ltd., Hong Kong, where he was a managing director and
                                                                            portfolio manager responsible for TCW's Asian Equity
                                                                            strategy. Prior to that he was associate director and
                                                                            portfolio manager for Wardley Investment Services, Hong
                                                                            Kong, where he created and managed three dedicated China
                                                                            funds. Mr. Chiang has a Bachelor of Science degree in
                                                                            Physics and Mathematics from McGill University in
                                                                            Montreal, Canada, and a Master of Business
                                                                            Administration and Finance degree from New York
                                                                            University. He is fluent in three Chinese dialects:
                                                                            Mandarin, Shanghainese and Cantonese.

                      Josephine Jimenez       Montgomery Emerging Markets   CFA, Senior Portfolio Manager. Ms. Jimenez joined
                                              Fund                          Montgomery in 1991 to launch the firm's emerging markets
                                                                            discipline and has managed the Montgomery Emerging
                                                                            Markets Fund since it launched in 1992. Prior to joining
                                                                            Montgomery, Ms. Jimenez was a portfolio manager at
                                                                            Emerging Markets Investors Corporation. From 1981
                                                                            through 1988, she analyzed U.S. equity securities, first
                                                                            at Massachusetts Mutual Life Insurance Company, then at
                                                                            Shawmut Corporation. She received a Master of Science
                                                                            degree from the Massachusetts Institute of Technology
                                                                            and a Bachelor of Science degree from New York
                                                                            University.

                      Jerome "Cam" Philpott   Montgomery Small Cap Fund     CFA, Portfolio Manager. Mr. Philpott joined Montgomery
                                                                            in 1991 as an analyst for the Small Cap Equity team. He
                                                                            has co-managed the Montgomery Small Cap Fund since 1993.
                                                                            Prior to Montgomery, Mr. Philpott served as a securities
                                                                            analyst with Boettcher & Company, where he focused on
                                                                            the consumer and telecommunications industries. Prior to
                                                                            that he worked as a general securities analyst at Berger
                                                                            Associates, Inc., an investment management firm. Mr.
                                                                            Philpott holds a Master of Business Administration
                                                                            degree from the Darden School at the University of
                                                                            Virginia and a Bachelor of Arts degree in Economics from
                                                                            Washington and Lee University.

                      Andrew Pratt            Montgomery Growth and         CFA, Portfolio Manager. Mr. Pratt joined Montgomery in
                                              Balanced Funds                1993 as part of the Growth Equity team, responsible for
                                                                            managing the Montgomery Growth Fund. In 2000 he became
                                                                            portfolio manager of the Montgomery Growth Fund and
                                                                            co-manager of the Balanced Fund. In addition, he has
                                                                            been managing U.S. equity portfolios for institutional
                                                                            clients. Prior to joining Montgomery, Mr. Pratt was with
                                                                            Hewlett-Packard as an equity analyst covering a variety
                                                                            of industry groups. While at HP he also managed a
                                                                            portfolio of small-cap technology companies and
                                                                            researched private placement and venture capital
                                                                            investments. Mr. Pratt holds a Bachelor of Business
                                                                            Administration degree from the University of Wisconsin
                                                                            and a Master of Science degree in Finance from Boston
                                                                            College.

                      Charles I. Reed         Montgomery Small Cap Fund     CFA, Portfolio Manager. Mr. Reed joined Montgomery in
                                                                            1997 as an analyst for the Small Cap Equity team. He has
                                                                            co-managed the Montgomery Small Cap Fund since 2000.
                                                                            From 1995 to 1997, he was an equity analyst for Berger
                                                                            Associates, Inc., where he conducted research on
                                                                            publicly traded companies, performed fundamental
                                                                            analysis of data networking companies, and developed and
                                                                            maintained financial models on companies within the
                                                                            financial telecommunications and temporary staffing
                                                                            industries. From 1992 to 1995, Mr. Reed worked as a
                                                                            project manager for Lipper Analytical Services, Inc.,
                                                                            performing mutual fund analysis on performance and
                                                                            expenses. He received a Bachelor of Science degree in
                                                                            Finance from Colorado State University and a Master of
                                                                            Science degree in Finance with an emphasis in Financial
                                                                            Analysis from the University of Colorado.


www.montgomeryasset.com                                      800.572.FUND [3863]


                      Portfolio Manager       Fund                          Recent Portfolio Experience
                      Stuart Roberts          Montgomery Small Cap Fund     Senior Portfolio Manager. Mr. Roberts has been managing
                                                                            the Montgomery Small Cap Fund since its inception in
                                                                            1990 and has specialized in small-cap growth investing
                                                                            since 1983. Prior to joining Montgomery, he was vice
                                                                            president and portfolio manager at Founders Asset
                                                                            Management, where he was responsible for managing three
                                                                            separate growth-oriented small-cap mutual funds. Before
                                                                            joining Founders, Mr. Roberts managed a health-care
                                                                            sector mutual fund as portfolio manager at Financial
                                                                            Programs, Inc. He holds a Master of Business
                                                                            Administration degree from the University of Colorado
                                                                            and a Bachelor of Arts degree in Economics and History
                                                                            from Bowdoin College.

                      William Stevens          Montgomery Balanced, Short   Senior Portfolio Manager. Mr. Stevens began his
                                               Duration Government Bond     investment career in 1984 and has directed Montgomery's
                                               and Government Money         U.S. Fixed-Income team since joining the firm in 1992,
                                               Market Funds                 managing all Fixed-Income Funds since their inceptions.
                                                                            He has also managed the Balanced Fund since its launch
                                                                            in 1994. Mr. Stevens also serves as Montgomery's
                                                                            President and Chief Investment Officer. Prior to
                                                                            Montgomery he was responsible for starting the
                                                                            collateralized mortgage obligation and asset-backed
                                                                            securities trading department at Barclays de Zoete Wedd
                                                                            Securities. Previously, he had headed the structured
                                                                            product department at Drexel Burnham Lambert, which
                                                                            included both origination and trading. Mr. Stevens has a
                                                                            Master of Business Administration degree from the
                                                                            Harvard Business School and is a Phi Beta Kappa graduate
                                                                            of Wesleyan University.

Our Partners          As a Montgomery shareholder, you may see the names of our
                      partners on a regular basis. We all work together to ensure that your investments are handled accurately and efficiently.

                      o Funds Distributor, Inc., located in New York City and Boston, distributes the Montgomery Funds.

                      o DST Systems, Inc., located in Kansas City, Missouri, is the Funds' Master Transfer Agent, who performs certain recordkeeping and accounting functions for the Funds.

                      o State Street Bank and Trust Company (formerly Investors Fiduciary Trust Company), also located in Kansas City, Missouri, assists DST Systems, Inc. with certain recordkeeping and accounting functions for the Funds.

Additional            o  The Lehman Brothers Aggregate Index represents
Benchmark                securities that are U.S. domestic, taxable, and dollar
Information              denominated. The index covers the U.S. investment grade
                         fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
                         These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

                      o The Morgan Stanley Capital International (MSCI) All-Country Asia-Free (ex-Japan) Index comprises equities in 12 countries in the Asia Pacific region.

                      o The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted composite index that covers individual securities within the equity markets of approximately 25 emerging markets countries.

                      o The MSCI Europe, Australasia and Far East (EAFE) Index, a capitalization-weighted index, is composed of 21 developed market countries in Europe, Australasia and the Far East. The returns are presented net of dividend withholding taxes.

                      o The Russell 2000 Index is a capitalization-weighted total return index that includes the smallest 2,000 companies within the Russell 3000 Index.

                      o The Standard & Poor's (S&P) 500 Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.


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

                      Buying, Selling and Exchanging Shares

Summary The Funds' shares are offered only through financial intermediaries and financial professionals. To open a new account, complete and mail the New Account application included with this prospectus ($2,500 minimum for regular accounts and $1,000 for IRAs). The minimum subsequent investment is $100. Trade requests received after 1:00 P.M. Pacific time (4:00 P.M. eastern time) will be executed at the following business day's closing price. Once a trade is placed, it may not be altered or canceled.

                      Checks should be made payable to: The Montgomery Funds Once an account is established, you can:

                         o  Buy, sell or exchange shares by phone

                            Contact The Montgomery Funds at 800.572.FUND [3863]. Press (1) for a shareholder service representative. Press (2) for the automated Montgomery Star System.

                         o  Buy or sell shares by mail

                            Mail buy/sell order(s) with your check:
                            By regular mail:       The Montgomery Funds
                                                   c/o DST Systems, Inc.
                                                   P.O. Box 219073
                                                   Kansas City, MO 64121-9073

                            By express or
                            overnight service:     The Montgomery Funds
                                                   c/o DST Systems, Inc.
                                                   210 West 10th Street,
                                                   8th Floor
                                                   Kansas City, MO 64105-1614

                         o  Buy or sell shares by wiring funds

                            To:                    State Street Bank and
                                                   Trust Company
                                                   ABA #101003621

                            For:                   DST Systems, Inc.
                                                   Account #7526601
                                                   Attention: The Montgomery
                                                   Funds

                            For Credit to:         [shareholder(s) name]
                                                   [shareholder(s) account
                                                   number]
                                                   [Montgomery Fund name]

To open a new         By Mail. Send your signed, completed application, with a
account:              check payable to The Montgomery Funds to the appropriate
                      address (see "Buy or sell shares by mail" above). Your check must be in U.S. dollars and drawn on a bank located in the United States. Dividends do not accrue until your check has cleared. We do not accept third-party checks, "starter" checks, credit-card checks, instant-loan checks or cash investments. We may impose a charge on checks that do not clear.

                      By Wire. Call us at 800.572.FUND [3863] to let us know that you intend to make your initial investment by wire. Tell us your name, the amount you want to invest and the Fund(s) in which you want to invest. We will give you further instructions and a fax number to which you should send your completed New Account application. To ensure that we handle your investment accurately, include complete account information in all wire instructions. Then request your bank to wire money from your account. See "Buy or sell shares by wiring funds," above. Please note that your bank may charge a wire transfer fee.

                      By Phone. To make an initial investment by phone, you must have been a current Montgomery


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                                       18
                      shareholder for at least 30 days. Shares for Individual Retirement Accounts (IRAs) may not be purchased by phone. Your purchase of a new Fund must meet its investment minimum and is limited to the total value of your existing accounts or $10,000, whichever is greater. To complete the transaction, we must receive payment within three business days. We reserve the right to collect any losses from any of your accounts if we do not receive payment within that time.

Buying Additional     By Mail. Complete the form at the bottom of any Montgomery
Shares                statement and mail it with your check payable to The
                      Montgomery Funds. Or mail a check with a signed letter noting the name of the Fund in which you want to invest, your account number and telephone number. We will mail you a confirmation of your investment. Note that we may impose a charge on checks that do not clear.

                      By Phone. Current shareholders are automatically eligible to buy shares by phone. To buy shares in a Fund you currently own or to invest in a new Fund, call 800.572. FUND [3863]. Shares for IRAs may not be purchased by phone. Telephone purchases can be made for up to five times your account value as of the previous day.

                      We must receive payment for your purchase within three business days of your request. To ensure that we do, you can:

                      o Transfer money directly from your bank account by mailing a written request and a voided check or deposit slip (for a savings account)

                      o Send us a check by overnight or second-day courier service

                      o Instruct your bank to wire money to our affiliated bank using the information under "Becoming a Montgomery Shareholder" (page __)

                      By Wire. There is no need to contact us when buying additional shares by wire. Instruct your bank to wire funds to our affiliated bank using the information under "Becoming a Montgomery Shareholder" (page __).

Exchanging Shares     You may exchange Class P shares in one Fund for Class P
                      shares in another in accounts with the same registration, Taxpayer Identification Number and address. There is a $100 minimum to exchange into a Fund you currently own and a $2,500 ($1,000 for IRAs) minimum for investing in a new
                      Fund. Note that an exchange is treated as a sale and may result in a realized gain or loss for tax purposes. You may exchange shares by phone at 800.572.FUND [3863].

Other Exchange        We will process your exchange order at the next-calculated
Policies              NAV.

                      You may exchange shares only in Funds that are qualified for sale in your state and that are offered in this prospectus. You may not exchange shares in one Fund for shares of another that is currently closed to new shareholders unless you are already a shareholder in the closed Fund.

                      Because excessive exchanges can harm a Fund's performance, we reserve the right to terminate your exchange privileges if you make more than four exchanges out of any one Fund during a 12-month period. We may also refuse an exchange into a Fund from which you have sold shares within the previous 90 days (accounts under common control and accounts having the same Taxpayer Identification Number will be counted together). Exchanges out of the Fixed-Income and Money Market Funds are exempt from this restriction.

                      We may restrict or refuse your exchanges if we receive, or anticipate receiving, simultaneous orders affecting a large portion of a Fund's assets or if we detect a pattern of exchanges that suggests a market-timing strategy.

                      We reserve the right to refuse exchanges into a Fund by any person or group if, in our judgment, the Fund would be unable to effectively invest the money in accordance with its investment objective and policies, or might be adversely affected in other ways.

                      Redemption fees may apply to exchanges or redemptions out of some Funds.

Selling Shares        You may sell some or all of your Fund shares on days that
                      the NYSE is open for trading (except bank holidays for the Fixed-Income and Money Market Funds). Note that a redemption is treated as a sale and may result in a realized gain or loss for tax purposes.

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

                      Your shares will be sold at the next NAV we calculate for the Fund after receiving your order. We will promptly pay the proceeds to you, normally within three business days of receiving your order and all necessary documents (including a written redemption order with the appropriate signature guarantee). We will mail or wire you the proceeds, depending on your instructions. Redemption proceeds from shares purchased by check or bank transfer may be delayed 15 calendar days to allow the check or transfer to clear. Within this 15-day period, you may choose to exchange your investment into a Montgomery Money Market Fund.

                      Aside from any applicable redemption fees, we generally will not charge you any fees when you sell your shares, although there are some minor exceptions:

                      o For shares sold by wire, a $10 wire transfer fee that
                        will be deducted directly from the proceeds.

                      o For redemption checks requested by Federal Express, a
                        $10 fee will be deducted directly from the redemption proceeds.

                      In accordance with the rules of the Securities and Exchange Commission (SEC), we reserve the right to suspend redemptions under extraordinary circumstances.

                      By Mail. Send us a letter including your name, Montgomery account number, the Fund from which you would like to sell shares and the dollar amount or number of shares you want to sell. You must sign the letter in the same way your account is registered. If you have a joint account, all accountholders must sign the letter.

                      If you want the proceeds to go to a party other than the account owner(s) or your predesignated bank account, or if the dollar amount of your redemption exceeds $50,000, you must obtain a signature guarantee (not a notarization) available from many commercial banks, savings associations, stock brokers and other National Association of Securities Dealers (NASD) member firms.

                      If you want to wire your redemption proceeds but do not have a predesignated bank account, include a preprinted voided check or deposit slip. If you do not have a preprinted check, please send a signature-guaranteed letter along with your bank instructions. The minimum wire amount is $500. Wire charges, if any, will be deducted from the redemption proceeds. We may permit lesser wire amounts or fees at our discretion. Call 800.572.FUND [3863] for more details.

                      Shareholder service is available Monday through Friday from 6:00 A.M. to 4:00 P.M. Pacific time. Shareholders can get information around-the-clock through the Montgomery Star System or www.montgomeryasset.com.

                      By Check. If you have checkwriting privileges on your account, you may write a check to redeem some of your shares, but not to close your account in the Fixed-Income or Money Market Funds. A balance must be available in the Fund upon which the check is drafted. Proceeds may not be available until your check or bank transfer clears, which may take up to 15 days after the purchase date. Checkwriting is not available for assets in an IRA. Checks may not be written for amounts below $250. Checks require only one signature unless otherwise indicated. We will return your checks at the end of the month. Note that we may impose a charge for a stop-payment request.

                      By Phone. You may accept or decline telephone redemption privileges on your New Account application. If you accept, you will be able to sell up to $50,000 in shares through one of our shareholder service representatives or through our automated Star System at 800.572.FUND [3863]. You may not buy or sell shares in an IRA by phone. If you included bank wire information on your New Account application or made arrangements later for wire redemptions, proceeds can be wired to your bank account. Please allow at least two business days for the proceeds to be credited to your bank account. If you want proceeds to arrive at your bank on the next business day (subject to bank cutoff times), there is a $10 fee. For more information about our telephone transaction policies, see "Other Policies" below.

                      Redemption Fee. The redemption fees for the U.S. Equity Funds and the International and Global Equity Funds are intended to compensate the Funds for the increased expenses to longer-term


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

                      shareholders and the disruptive effect on the portfolios caused by short-term investments. The redemption fee will be assessed on the net asset value of the shares redeemed or exchanged and will be deducted from the redemption proceeds otherwise payable to the shareholder. Each Fund will retain the fee charged.

                      Other Account Information

Generally             The Funds' shares are offered for sale only by Funds
                      Distributor, Inc. (Distributor) and through selected securities brokers and dealers. You pay no sales charge to invest in the Class P shares of the Montgomery Funds. The minimum initial investment for each Fund is $2,500 ($1,000 for IRAs). The minimum subsequent investment is $100.
                      Under certain conditions we or the Distributor may waive these minimums. If you buy shares through a broker or investment advisor instead of directly from the Distributor, different requirements may apply. All investments must be made in U.S. dollars.

                      We must receive payment from you within three business days of your purchase. In addition, the Funds and the Distributor each reserve the right to reject all or part of any purchase.

                      From time to time, Montgomery may close and reopen any of its Funds to new investors at its discretion. Shareholders who maintain open accounts that meet the minimum required balance of $2,500 ($1,000 for IRAs) in a Fund when it closes may make additional investments in it. Employer-sponsored retirement plans, if they are already invested in those Funds, may be able to open additional accounts for plan participants. Montgomery may reopen and close any of its Funds to certain types of new shareholders in the future. If a Fund is closed and you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in the Fund. If you do not own shares of a closed Fund, you may not exchange shares from other Montgomery Funds for shares of that Fund. The Montgomery Funds reserves the right to close or liquidate a Fund at their discretion.

How Fund Shares Are   How and when we calculate the Funds' price or net asset
Priced                value (NAV) determines the price at which you will buy or
                      sell shares. We calculate a Fund's NAV by dividing the total net value of its assets by the number of outstanding shares. We base the value of the Funds' investments on their market value, usually the last price reported for each security before the close of market that day. A market price may not be available for securities that trade infrequently. Occasionally, an event that affects a security's value may occur after the market closes. This is more likely to happen with foreign securities traded in foreign markets that have different time zones than in the United States. Major developments affecting the prices of those securities may occur after the foreign markets in which such securities trade have closed, but before the Fund calculates its NAV. In this case, Montgomery, subject to the supervision of the Fund's Board of Trustees or Pricing Committee, will make a good-faith estimate of the security's "fair value," which may be higher or lower than security's closing price in its relevant market.

                      We calculate the NAV of each Montgomery Fund (other than the Money Market Funds) after the close of trading on the New York Stock Exchange (NYSE) every day the NYSE is open. We do not calculate NAVs on days on which the NYSE is closed for trading. Certain exceptions apply as described below. Additionally, the Funds may, but do not expect to, determine the NAVs of their shares on any day the NYSE is not open for trading if there sufficient trading in their portfolio securities on such days. If we receive your order by the close of trading on the NYSE, you can purchase shares at the price calculated for that day. The NYSE usually closes at 4:00 P.M. on weekdays, except for holidays. If your order is received after the NYSE has closed, your shares will be priced at the next NAV we determine after receipt of your order. More details about how we calculate the Funds' NAVs are provided in the Statement of Additional Information.

                      Money Market Funds. The price of the Government Money Market Fund is determined at 12 noon eastern time on most business days. If we receive your order by that time, your shares will be priced at the NAV calculated at noon that day. If we receive your order after 12 noon eastern time, you will pay the next price we determine after receiving your order. Also, only those orders received by 12 noon eastern time will be eligible to accrue any dividend paid for the day of investment.

                      Foreign Funds. The International Growth Fund invests in securities denominated in foreign currencies

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

                      and traded on foreign exchanges. To determine their value, we convert their foreign-currency price into U.S. dollars by using the exchange rate last quoted by a major bank. Exchange rates fluctuate frequently and may affect the U.S. dollar value of foreign-denominated securities, even if their market price does not change. In addition, some foreign exchanges are open for trading when the U.S. market is closed. As a result, the Fund's foreign securities--and its price--may fluctuate during periods when you can't buy, sell or exchange shares in the Fund.

                      Bank Holidays. On bank holidays we will not calculate the price of the U.S. Fixed-Income and Money Market Funds, even if the NYSE is open that day. Shares in these Funds will be sold at the next NAV we determine after receipt of your order.

Other Policies        Minimum Account Balances. Due to the cost of maintaining
                      small accounts, we require a minimum Fund account balance of $2,500 ($1,000 for IRAs). If your account balance falls below that amount for any reason, we may ask you to add to your account. If your account balance is not brought up to the minimum or you do not send us other instructions, we may redeem your shares and send you the proceeds. We believe that this policy is in the best interests of all our shareholders.

                      Expense Limitations. Montgomery Asset Management may reduce its management fees and absorb expenses to maintain total operating expenses (excluding interest, taxes and dividend expenses) for each Fund below its previously set operating expense limit. The Investment Management Agreement allows Montgomery three years to recoup amounts previously reduced or absorbed, provided the Fund remains within the applicable expense limitation. Montgomery generally seeks to recoup the oldest amounts before seeking payment of fees and expenses for the current year.

                      Share Marketing Plan. ("Rule 12b-1 Plan"). Each Fund has adopted a Rule 12b-1 Plan for its Class P shares. Under the Rule 12b-1 Plan, each Fund will pay distribution fees to the Distributor at an annual rate of 0.25% of each Fund's aggregate average daily net assets attributable to its Class P shares to reimburse the Distributor for its distribution costs with respect to such class. Because the Rule 12b-1 fees are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. A portion of the Rule 12b-1 fees may also be used to pay brokers and other financial intermediaries for providing distribution services.

                      Uncashed Redemption Checks. If you receive your Fund redemption proceeds or distributions by check (instead of by wire) and it does not arrive within a reasonable period of time, call us at 800.572.FUND [3863]. Please note that we are responsible only for mailing redemption or distribution checks and not for tracking uncashed checks or determining why checks are uncashed. If your check is returned to us by the U.S. Postal Service or other delivery service, we will hold it on your behalf for a reasonable period of time. We will not invest the proceeds in any interest-bearing account. No interest will accrue on uncashed distribution or redemption proceeds.

                      Transaction Confirmation. If you notice any errors on your trade confirmation, you must notify The Montgomery Funds of such errors within 30 days following mailing of that confirmation. The Funds will not be responsible for any loss, damage, cost or expense arising out of any transaction that appears on your confirmation after this 30-day period.

                      Buying And Selling Shares Through Securities Brokers And Benefit Plan Administrators. You may purchase and sell shares through securities brokers and benefit plan administrators or their subagents. You should contact them directly for information regarding how to invest or redeem through them. They may also charge you service or transaction fees. If you purchase or redeem shares through them, you will receive the NAV calculated after receipt of the order by them (generally, 4:00 P.M. eastern time) on any day the NYSE is open. If your order is received by them after that time, it will be purchased or redeemed at the next-calculated NAV. Brokers and benefit plan administrators who perform shareholder servicing for the Fund may receive fees from the Funds or Montgomery for providing these services.

Telephone             By buying or selling shares over the phone, you agree to
Transactions          reimburse the Funds for any expenses or losses incurred in connection with transfers of money from your account. This includes any losses or expenses caused by your bank's failure to honor your debit or act in accordance with your instructions.


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                      If your bank makes erroneous payments or fails to make
                      payment after you buy shares, we may cancel the purchase and immediately terminate your telephone transaction privileges.

                      The shares you purchase by phone will be priced at the first net asset value we determine after receiving your request. You will not actually own the shares, however, until we receive your payment in full. If we do not receive your payment within three business days of your request, we will cancel your purchase. You may be responsible for any losses incurred by a Fund as a result.

                      Please note that we cannot be held liable for following instructions that we reasonably believe to be genuine. We use the following safeguards to ensure that the instructions we receive are accurate and authentic:

                      o Recording certain calls

                      o Requiring an authorization number or other personal
                        information not likely to be known by others

                      o Sending a transaction confirmation to the investor

                      The Funds and our Transfer Agent may be held liable for any losses due to unauthorized or fraudulent telephone transactions only if we have not followed these reasonable procedures.

                      We reserve the right to revoke the transaction privileges of any shareholder at any time if he or she has used abusive language or misused the phone privileges by making purchases and redemptions that appear to be part of a systematic market-timing strategy.

                      If you notify us that your address has changed, or you change your address online, we will temporarily suspend your telephone redemption privileges until 30 days after your notification, to protect you and your account. We require that all redemption requests made during this period be in writing with a signature guarantee.

                      Shareholders may experience delays in exercising telephone redemption privileges during periods of volatile economic or market conditions. In these cases you may want to transmit your redemption request:

                      o Using the automated Star System

                      o Via overnight courier

                      o By telegram

                      You may discontinue telephone privileges at any time.

Tax Withholding       Be sure to complete the Taxpayer Identification Number
Information           (TIN) section of the New Account application. If you don't have a Social Security Number or TIN, apply for one immediately by contacting your local office of the Social
                      Security Administration or the Internal Revenue Service
                      (IRS). If you do not provide us with a TIN or a Social
                      Security Number, federal tax law may require us to withhold 31% of your taxable dividends, capital-gain distributions, and redemption and exchange proceeds
                      (unless you qualify as an exempt payee under certain rules).

                      Other rules about TINs apply for certain investors. For example, if you are establishing an account for a minor under the Uniform Gifts to Minors Act, you should furnish the minor's TIN. If the IRS has notified you that you are subject to backup withholding because you failed to report all interest and dividend income on your tax return, you must check the appropriate item on the New Account application. Foreign shareholders should note that any dividends the Funds pay to them may be subject to up to 30% withholding instead of backup withholding.

Privacy Notice        The Montgomery Funds may collect or capture nonpublic
                      information about you from the following sources:

                      o The Montgomery Funds New Account application or other
                        forms;

                      o Oral conversations with our representatives;

                      o Your transactions with us; and


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

                      o Electronic sources such as our Web sites or e-mails.


                      We do not disclose any nonpublic personal information about our customers or former customers to non-affiliated third parties without the customer's authorization, except as permitted by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as the transfer agent or brokers) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

                           After You Invest

Tax Consequences      IRS rules require that the Funds distribute all of their
                      net investment income and capital gains, if any, to shareholders. Capital gains may be taxable at different rates depending on the length of time a Fund holds its assets. We'll inform you about the source of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of their tax status. The
                      Funds' distributions, whether received in cash or reinvested, may be taxable. Any redemption of a Fund's shares or any exchange of a Fund's shares for another Fund will be treated as a sale, and any gain on the transaction may be taxable.

                      Additional information about tax issues relating to The Montgomery Funds can be found in our Statement of Additional Information available free by calling 800.572.FUND [3863]. Consult your tax advisor about the potential tax consequences of investing in the Funds.

Dividends and         As a shareholder in The Montgomery Funds, you may receive
Distributions         income dividends and capital-gain distributions for which
                      you will owe taxes (unless you invest solely through a tax-advantaged account such as an IRA or a 401(k) plan).
                      Income dividends and capital-gain distributions are paid to shareholders who maintain accounts with each Fund as of its "record date."

                      If you would like to receive dividends and distributions in cash, indicate that choice on your New Account application. Otherwise, the distributions will be reinvested in additional Fund shares.

                      If you plan to purchase shares in a Fund, check if it is planning to make a distribution in the near future. Here's why: If you buy shares of a Fund just before a distribution, you'll pay the full price for the shares but receive a portion of your purchase price back as a taxable distribution. This is called "buying a dividend." Unless you hold the Fund in a tax-deferred account, you will have to include the distribution in your gross income for tax purposes, even though you may not have participated in the Fund's appreciation.

                      Each of the U.S. Equity Funds and the International & Global Equity Funds declares and pays income dividends and capital gains in the last quarter of each calendar year. Each of the U.S. Fixed-Income & Money Market Funds declares and pays income dividends monthly on or about the last business day and capital gains in the last quarter of each calendar year. Following their fiscal year end (June
                      30), the Funds may make additional distributions to avoid the imposition of a tax.

Keeping You           After you invest you will receive our Meet Montgomery
Informed              Guide, which includes more information about buying,
                      exchanging and selling shares in The Montgomery Funds. It also describes in more detail useful tools for investors such as the Montgomery Star System and online transactions. During the year we will also send you the following communications:

                      o Confirmation statements

                      o Account statements, mailed after the close of each
                        calendar quarter (also available online)

                      o Annual and semiannual reports, mailed approximately 60
                        days after June 30 and December 31

                      o 1099 tax form, sent by January 31

                      o 5498 tax form, sent by May 31


www.montgomeryasset.com                                      800.572.FUND [3863]

                      o Annual updated prospectus, mailed to existing
                        shareholders in the fall

                      To save you money, we will send only one copy of each shareholder report, prospectus and prospectus supplement to your household if you hold accounts under a common ownership or at the same address (regardless of the number of shareholders or accounts at that household or address). We will household all shareholder documents indefinitely; however, if you prefer to continue to receive separate mailings for each shareholder living in your household, please call 800.572.FUND [3863].

Our Partners          As a Montgomery shareholder, you may see the names of our
                      partners on a regular basis. We all work together to ensure that your investments are handled accurately and efficiently.

                      o Funds Distributor, Inc., located in New York City and
                        Boston, distributes the Montgomery Funds.

                      o DST Systems, Inc., located in Kansas City, Missouri, is
                        the Funds' Master Transfer Agent who performs certain recordkeeping and accounting functions for the Funds.

                      o State Street Bank and Trust Company, also located in
                        Kansas City, Missouri, assists DST Systems, Inc. with certain recordkeeping and accounting functions for the Funds.


www.montgomeryasset.com                                      800.572.FUND [3863]

Financial Highlights

The financial highlights tables are intended to help you understand the Funds' performance for the periods shown. The following selected per-share data and ratios for the periods ended June 30, 2001, June 30, 2000, June 30, 1999, March 31, 1999, and June 30, 1998, were audited by PricewaterhouseCoopers LLP. Their August 13, 2001, August 18, 2000, August 18, 1999, June 11, 1999, and August 14,
1998, reports appear in the 2001, 2000, 1999 and 1998 Annual Reports of the Funds. Information for the periods ended June 30, 1995, through June 30, 1997, was audited by other independent accountants, whose report is not included here. The total return figures in the tables represent the rate an investor would have earned (or lost) on an investment in the relevant Fund (assuming reinvestment of all dividends and distributions).



                                                                                           Net
                                                                                          increase/
                                                                                Net       (decrease)
                                                                              realized      in net
                                                                                and         assets               Dividends in
                                                   Net Asset       Net       unrealized   resulting   Dividends    excess of
                                                    Value -     investment  gain/(loss)      from     from net        net
 Selected Per-Share Data for the Year               Beginning     income/         on       investment  investment  investment
           or Period  Ended:                        of Period      (loss)    investments   operations    income      income
-------------------------------------------------------------------------------------------------------------------------------
                U.S. Equity Funds
Growth Fund
      06/30/01(1)                                     $21.26      (0.18)       (3.81)       (3.99)       --         --
      06/30/00(1)                                      24.51      (0.07)       (0.07)       (0.14)       (0.10)     --
      06/30/99(1)                                      23.77       0.04         2.31         2.35        (0.04)     --
      06/30/98(1)                                      23.12       0.11         3.55         3.66        (0.09)     --
      06/30/97(1)                                      21.94       0.09         3.96         4.05        (0.10)     --
Small Cap Fund
      06/30/01(1)                                     $21.85      (0.17)       (4.35)       (4.52)       --         --
      06/30/00                                         16.35      (0.28)        5.78         5.50        --         --
      06/30/99(1)                                      20.53      (0.21)       (1.20)       (1.41)       --         --
      06/30/98(1)                                      19.48      (0.20)        4.22         4.02        --         --
      06/30/97(a)                                      21.73      (0.10)        1.13         1.03        --         --
Balanced Fund
      06/30/01(1)                                     $15.99       2.12        (3.28)       (1.16)       (1.27)     --
      06/30/00                                         16.74       0.58        (0.31)        0.27        (0.58)     --
      06/30/99(1)                                      19.11       0.44         1.17         1.61        (0.89)     --
      06/30/98(b)                                      19.89       1.62         1.01         2.63        (0.84)     (0.74)
      06/30/97(1)                                      19.33       0.43         2.13         2.56        (0.34)     --
      International and Global Equity Funds
      -------------------------------------
International Growth Fund
      06/30/01                                        $20.57      (0.11)       (6.24)       (6.35)       --         --
      06/30/00(1)                                      18.92      (0.25)        2.29         2.04        --         --
      06/30/99                                         18.64       0.12         0.26         0.38        --         --
      06/30/98(1)                                      16.22      (0.01)        3.50         3.49        --         (0.00)(2)
      06/30/97(1)                                      15.31       0.05         2.54         2.59        --         --


                                                                 Distributions
                                                   Distributions  in excess
                                                     from net      of net
                                                     realized     realized
 Selected Per-Share Data for the Year                 capital      capital
           or Period  Ended:                           gains        gains
----------------------------------------------------------------------------
                U.S. Equity Funds
Growth Fund
      06/30/01(1)                                     (2.53)       --
      06/30/00(1)                                     (3.01)       --
      06/30/99(1)                                     (1.57)       --
      06/30/98(1)                                     (2.92)       --
      06/30/97(1)                                     (2.77)       --
Small Cap Fund
      06/30/01(1)                                     (5.79)       --
      06/30/00                                        (0.00)(2)    --
      06/30/99(1)                                     (2.07)       (0.70)
      06/30/98(1)                                     (2.97)       --
      06/30/97(a)                                     (3.28)       --
Balanced Fund
      06/30/01(1)                                     (1.28)       --
      06/30/00                                        (0.31)       (0.13)
      06/30/99(1)                                     (1.68)       (1.41)
      06/30/98(b)                                     (1.83)       --
      06/30/97(1)                                     (1.66)       --
      International and Global Equity Funds
      -------------------------------------
International Growth Fund
      06/30/01                                        (1.79)       --
      06/30/00(1)                                     (0.39)       --
      06/30/99                                        (0.10)       --
      06/30/98(1)                                     (1.07)       --
      06/30/97(1)                                     (1.68)       --

---------------------

(a)   The Small Cap Fund's Class P shares commenced operations on July 1, 1996.
(b) The Fund converted to a fund of funds structure effective July 1, 1998. Expense ratios prior to that date do not reflect expenses borne indirectly.
(1) Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.
(2)   Amount represents less than $0.01 per share.
(3)   Total return represents aggregate total return for the periods indicated.
(5)   Annualized.


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                                       26


                                                                        Net                                Expense ratio
                                                        Ratio of    investment                                before
                                                          net         income/                               deferral of     Expense
                                                       investment     (loss)                   Expense        fees by        ratio
                                         Net assets,    income/       before                    ratio        Manager,      excluding
                Net Asset                  end of      (loss) to    deferral of Portfolio     including      including      interest
     Total     Value - End      Total      period     average net     fees by    turnover   interest and   interest and     and tax
 distributions  of Period     Return(3)   (in 000s)      assets       Manager      rate     tax expenses   tax expenses     expenses
------------------------------------------------------------------------------------------------------------------------------------


   (2.53)          $14.74     (20.77)%         $111      (0.81)%     $(0.18)        81%         1.68%         1.68%           1.67%
   (3.11)           21.26       0.01          1,639      (0.32)       (0.07)        79          1.66          1.66            1.63
   (1.61)           24.51      11.62            219       0.21         0.04         39          1.63          1.63            1.60
   (3.01)           23.77      17.09            198       0.46         0.11         54          1.45          1.45            1.44
   (2.87)           23.12      20.41            212       0.44        --            61          1.52         --              --

   (5.79)          $11.54     (21.91)%      $13,009      (1.10)%     $(0.17)       117%         1.61%         1.61%           1.60%
   (0.00)(2)        21.85      33.95         27,927      (1.40)       (0.28)        93          1.61          1.61            1.61
   (2.77)           16.35      (4.39)        20,606      (1.35)       (0.21)        71          1.57          1.57            1.57
   (2.97)           20.53      22.44         21,548      (0.95)       (0.20)        69          1.49          1.49            1.49
   (3.28)           19.48       5.74          6,656      (1.03)(5)    --            59          1.45(5)      --              --

   (2.55)          $12.28      (7.97)%          $57       9.92%       $2.01         34%         0.35%         0.89%           0.35%
   (1.02)           15.99       1.53          2,803       0.27         0.09         35          0.40          0.87            0.40
   (3.98)           16.74      11.15             56       2.68         0.41         36          0.50          0.71            0.50
   (3.41)           19.11      14.53             71       2.85         1.59         84          0.51          0.56            0.50
   (2.00)           19.89      14.35             74       2.30         0.42        169          1.68          1.74            1.56

   (1.79)          $12.43     (32.66)%       $5,291      (0.74)%     $(0.20)       186%         2.04%         2.61%           1.90%
   (0.39)           20.57      10.67          9,352      (1.15)       (0.27)       207          2.05          2.17            1.90
   (0.10)           18.92       2.18          2,352       0.16         0.12        150          1.91          1.99            1.90
   (1.07)           18.64      23.03              5      (0.03)       (0.08)       127          1.91          2.38            1.90
   (1.68)           16.22      19.13              5       0.32        (0.06)        95         --             2.62            1.91


www.montgomeryasset.com                                      800.572.FUND [3863]

--------------------------------


                                                                                            Net
                                                                                         increase/
                                                                               Net       (decrease)
                                                                             realized      in net
                                                                               and         assets               Dividends in
                                                  Net Asset       Net       unrealized   resulting   Dividends    excess of
                                                   Value -     investment  gain/(loss)      from     from net        net
 Selected Per-Share Data for the Year or Period   Beginning     income/         on       investment  investment  investment
                     Ended:                       of Period      (loss)    investments   operations    income      income
------------------------------------------------------------------------------------------------------------------------------
     U.S. Fixed Income & Money Market Funds
     --------------------------------------

Short Duration Government Bond Fund
      06/30/01(1)                                     $9.88       0.55         0.31         0.86        (0.55)     --
      06/30/00                                        10.03       0.56        (0.15)        0.41        (0.54)     (0.02)
      06/30/99                                        10.15       0.41        (0.06)        0.35        (0.41)     (0.01)
      06/30/98                                         9.99       0.61         0.12         0.73        (0.57)     --
      06/30/97(1)                                      9.92       0.59         0.06         0.65        (0.58)     (0.00)(2)

Government Money Market Fund
      06/30/01                                        $1.00       0.054        0.000(7)     0.054       (0.054)    --
      06/30/00                                         1.00       0.051        0.000(7)     0.051       (0.051)    --
      06/30/99                                         1.00       0.045        0.000(7)     0.045       (0.045)    --
      06/30/98                                         1.00       0.049        0.000(7)     0.049       (0.049)    --
      06/30/97                                         1.00       0.048        0.000(7)     0.048       (0.048)    --


                                                               Distributions
                                                  Distributions in excess
                                                    from net     of net
                                                    realized    realized
 Selected Per-Share Data for the Year or Period     capital      capital
                     Ended:                          gains        gains
---------------------------------------------------------------------------
     U.S. Fixed Income & Money Market Funds
Short Duration Government Bond Fund
      06/30/01(1)                                    --           --
      06/30/00                                       --           --
      06/30/99                                       --           (0.05)
      06/30/98                                       --           --
      06/30/97(1)                                    --           --
Government Money Market Fund
      06/30/01                                       --           --
      06/30/00                                       --           --
      06/30/99                                       --           --
      06/30/98                                       --           --
      06/30/97                                       --           --

---------------------

(1) Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.
(2)   Amount represents less than $0.01 per share.
(3)   Total return represents aggregate total return for the periods indicated.
(4)   Annualized.
(6)   Amount represents less than $500.


www.montgomeryasset.com                                      800.572.FUND [3863]


                                                                        Net                                Expense ratio
                                                        Ratio of    investment                                before
                                                          net         income/                               deferral of     Expense
                                                       investment     (loss)                   Expense        fees by        ratio
                                         Net assets,    income/       before                    ratio        Manager,      excluding
                Net Asset                  end of      (loss) to    deferral of Portfolio     including      including      interest
     Total     Value - End      Total      period     average net     fees by    turnover   interest and   interest and     and tax
 distributions  of Period     Return(3)   (in 000s)      assets       Manager      rate     tax expenses   tax expenses     expenses
------------------------------------------------------------------------------------------------------------------------------------


   (0.55)          $10.19     8.93%         $4,550       5.43%       $0.48         245%        1.91%           2.70%          0.85%
   (0.56)            9.88     4.18           4,087       5.60         0.54         188         1.36            1.86           0.88
   (0.47)           10.03     4.47           3,887       4.96         0.37         199         1.60            2.10           0.87
   (0.57)           10.15     7.34               3       5.58         0.55         502         1.40            1.98           0.53
   (0.58)            9.99     6.69            0(6)       5.62         0.54         451         1.80            2.30           0.85

   (0.054)          $1.00     5.56%             $1       5.76        $0.054        --          0.70%           0.70%          0.70%
   (0.051)           1.00     5.19           8,653       5.53         0.051        --          0.72            0.72           0.72
   (0.045)           1.00     4.54               1       4.52         0.045        --          0.75            0.75           0.75
   (0.049)           1.00     5.00              --       4.90         0.049        --          0.78            0.73           0.78
   (0.048)           1.00     4.88              --       4.68         0.048        --          --              0.87           0.85


www.montgomeryasset.com                                      800.572.FUND [3863]

[Outside back cover]

                      You can find more information about The Montgomery Funds' investment policies in the Statement of Additional Information (SAI), incorporated by reference in this prospectus, which is available free of charge.

                      To request a free copy of the SAI, call us at 800.572. FUND [3863]. You can review and copy further information about The Montgomery Funds, including the SAI, at the Securities and Exchange Commission's (SEC's) Public Reference Room in Washington, D.C. To obtain information on the operation of the Public Reference Room please call
                      202.942.8090. Reports and other information about The Montgomery Funds are available through the SEC's Web site at www.sec.gov. You can also obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C., 20549-0102, or e-mailing the SEC at publicinfo@sec.gov.

                      You can also find further information about The Montgomery Funds in our annual and semiannual shareholder reports, which discuss the market conditions and investment strategies that significantly affected each Fund's performance during the previous fiscal period. To request a free copy of the most recent annual or semiannual report, call us at 800.572. FUND [3863], option 3.

                      Corporate Headquarters:

                                     The MONTGOMERY Funds
                                     101 California Street
                                     San Francisco, CA 94111-9361

                                                         [Logo]

                                                      Invest wisely.(R)
                                                    800.572.FUND [3863]
                                                  www.montgomeryasset.com



                      SEC File Nos.:  The Montgomery Funds        811-6011
                                      The Montgomery Funds II     811-8064

                                               Funds Distributor, Inc. 10/01 ___


www.montgomeryasset.com                                      800.572.FUND [3863]

                                                                     Rule 497(e)
                                                 File Nos. 33-69686 and 811-8064

       Montgomery Asset Management LLC
       Prospectus dated October 31, 2001
       (Class A, B and C Shares)


       FOCUS FUNDS
       U.S. Focus Fund (formerly U.S. Select 20 Portfolio)
       Mid Cap Focus Fund (formerly Mid Cap 20 Portfolio)
       Global Focus Fund (formerly Global 20 Portfolio)
       International Focus Fund (formerly International 20 Portfolio) Emerging Markets Focus Fund (formerly Emerging Markets 20 Portfolio)


       SPECIALTY FUNDS
       Global Long-Short Fund
       New Power Fund
       Emerging Markets Fund


       FIXED-INCOME FUND
       Total Return Bond Fund




The Montgomery Funds have registered each mutual fund offered in this prospectus with the U.S. Securities and Exchange Commission (SEC). That registration does not imply, however, that the SEC endorses the Funds. The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Focus Funds..................................................................2

U.S. Focus Fund..............................................................2

     Mid Cap Focus Fund......................................................4

     Global Focus Fund.......................................................6

     International Focus Fund................................................8

     Emerging Markets Focus Fund............................................10

Specialty Funds.............................................................12

     Global Long-Short Fund.................................................12

     New Power Fund.........................................................15

     Emerging Markets Fund..................................................17

Fixed Income Funds..........................................................19

     Total Return Bond Fund.................................................19

Additional Discussion of Principal Strategies and Related Risks.............21

Management of the Funds.....................................................24

Investment Options..........................................................26

Buying, Selling and Exchanging Shares.......................................28

Other Account Information...................................................29

After You Invest............................................................35

Financial Highlights........................................................36

This prospectus describes only the Funds' Class A, B and C shares. The Montgomery Funds offer other classes of shares with different fees and expenses to eligible investors.

U.S. Focus Fund | MYUAX | MYUBX | MYUCX

--------------------------------------------------------------------------------
                    Long-term capital appreciation
Objective
--------------------------------------------------------------------------------

Principal Strategy  The Fund normally concentrates its investments in 20 to 40 companies and invests primarily in the stocks of those whose shares have a total stock market value (market capitalization) of at least $1 billion.

                    The Fund's strategy is to identify well-managed U.S. companies that are expected to increase their sales and corporate earnings on a sustained basis. The Fund leverages the strength of Montgomery's Global Research team, a centralized team of analysts and portfolio managers that supports the firm's equity investment strategies through extensive, original, fundamental analysis. When evaluating investment opportunities, we favor companies that have a visible three-year growth plan, are reasonably valued relative to their peers, and demonstrate evidence of business momentum as a catalyst for growth and share-price appreciation.
                    ------------------------------------------------------------

Principal Risks     By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly if
                    there is a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in
                    response to the activities of individual companies. Because the Fund is a non-diversified mutual fund that typically
                    invests in 20 to 40 companies, the value of an investment in the Fund will vary more in response to developments or
                    changes in the market value affecting particular stocks than will an investment in a diversified mutual fund investing in a greater number of securities.
--------------------------------------------------------------------------------

Performance         The following bar chart shows the risks of investing in the
Information         Fund and how the Fund's total return has varied from year to year. All Fund results reflect the reinvestment of dividends and capital-gain distributions. Results do not include a sales charge; if one were included, results would be lower.
                    Of course, past performance is no guarantee of future results.

                    Results are not available for the 2000 calendar year, because the Fund's Class A, Class B and Class C shares began investment operations on October 31, 2001. The returns in the bar chart and tables on the facing page are for a class of the Fund that is not offered in this prospectus. Because the shares of the Fund offered in this prospectus are invested in the same portfolio of securities, the annual returns of the classes of the Fund offered in this prospectus would differ only to the extent that the classes do not have the same sales charges, fees or expenses.

U.S. Focus Fund cont'd.



                    [bar chart]                                                      More-Recent Return Information
                                                                                     -----------------------------------
                                                                                     1/1/01 -  9/30/01:     -32.54%
                                                                                     Highest and Lowest Quarter Returns
                                                                                     (for the period(s) shown in the
                                                                                     bar chart)
                    --------------------------------------------------------------   -----------------------------------
                    2000                                                             Highest (Q1 2000)      +24.90%
                    --------------------------------------------------------------
                    -3.12%                                                           Lowest  (Q1 2001)      -23.06%
                    --------------------------------------------------------------

                                                1 Year      Inception (12/31/99)
                    --------------------------------------------------------------
                    U.S. Focus Fund*            -3.12%             -3.12%
                    --------------------------------------------------------------
                    S&P 500 Index+              -9.11%             -9.11%

                    *   The table compares the performance of the Class R shares of the Fund with a commonly used index for its market segment. Performance in the bar chart and the table reflects average annual returns through December 31, 2000 and do not reflect the maximum initial or deferred sales charge imposed.

                    +   See page __ for a description of this index.

------------------------------------------------------------------------------------------------------------------------
Fees and Expenses                                                               Class A        Class B         Class C
                    Shareholder Fees (fees paid directly from your
                    investment)
                    Maximum Sales Charge Imposed on Purchases
                    (as a percentage of offering price)                          5.75%1         None            None
                    Maximum Deferred Sales Charge                                None(2)        5.00%(3)        1.00%(4)
                    Redemption Fee                                               None           None            None
                    Annual Fund Operating Expenses (expenses that are
                    deducted from Fund assets)
                    Management Fee                                               1.00%          1.00%           1.00%
                    Distribution/Service (12b-1) Fee                             0.25%          0.75%           0.75%
                    Shareholder Servicing Fee                                    0.00%          0.25%           0.25%
                    Other Expenses(5)                                            1.25%          1.25%           1.25%
                    Total Annual Fund Operating Expenses                         2.50%          3.25%           3.25%
                    Fee Reduction and/or Expense Reimbursement                   1.25%          1.25%           1.25%
                    Net Expenses(6)                                              1.25%          2.00%           2.00%

                    ----------------------------------------------------------------------------------------------------
                      1 Sales charges are reduced or eliminated for purchases of $50,000 or more. See page __ for more detail.

                    2 A contingent deferred sales charge of 1.00% applies to certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.

                    3 Deferred sales charges are reduced after 12 months and eliminated after six years.

                    4 Deferred sales charge is eliminated after 12 months.

                    5 Based on estimated amounts for the current fiscal year.

                    6 Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses and Rule
                      12b-1 fees) to 1.00% for Class A shares and 1.25% for Class B and C shares. This contract has a one-year term extendable for an additional year at the end of each fiscal year.

                    Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. The Class B example reflects Class
                    A expenses for years nine through 10, because Class B shares automatically convert to Class A shares after eight years. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

                                Assuming you redeem your shares at the
                                end of each period                        Assuming you do not redeem your shares
                    -----------------------------------------------------------------------------------------------
                                Year 1     Year 3    Year 5    Year 10    Year 1     Year 3    Year 5    Year 10
                    -----------------------------------------------------------------------------------------------
                    Class A      $695      $1,075    $1,606     $2,704     $695      $1,075    $1,606     $2,704
                    -----------------------------------------------------------------------------------------------
                    Class B      $702      $1,058    $1,569     $2,748     $202       $758     $1,469     $2,748
                    -----------------------------------------------------------------------------------------------
                    Class C      $302       $758     $1,469     $2,748     $202       $758     $1,469     $2,748
                    -----------------------------------------------------------------------------------------------



Portfolio Management:  Andrew Pratt

Mid Cap Focus Fund | MMFAX | MMFBX | MMFCX
-------------------------------------------------------------------------------
Objective           Long-term capital appreciation
-------------------------------------------------------------------------------
Principal Strategy  Invests in a concentrated portfolio of U.S. mid-cap companies.

                    Under normal conditions, the Fund concentrates its investments in 20 to 40 companies and will invest primarily in those whose shares have a market value (market capitalization) profile consistent with the S&P MidCap 400 Index. (This index had a weighted average market capitalization of $3.52 billion and a median of $1.8 billion on June 30, 2001.)

                    The Fund's portfolio managers follow a growth strategy to invest in mid-cap companies that have the potential to: o

                    o Gain market share within their industries

                    o Deliver consistently high profits to shareholders

                    o Increase their corporate earnings each quarter

                    o Provide solutions for current or impending problems in
                      their respective industries or in society overall
-------------------------------------------------------------------------------

Principal           Risks By investing in stocks, the Fund may expose you to
                    certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies.
                    Because the Fund is a non-diversified mutual fund that typically invests 20 to 40 companies, the value of an investment in the Fund will vary more in response to developments or changes in the market value affecting particular stocks than will an investment in a diversified mutual fund investing in a greater number of securities.

                    The Fund's focus on mid-cap stocks may expose shareholders to additional risks. Securities of mid-cap companies may trade less frequently and in more-limited volume than those of larger, more mature companies. As a result, mid-cap stocks--and therefore the Fund--may fluctuate significantly more in value than do larger-cap stocks and funds that focus on them.

--------------------------------------------------------------------------------

Performance         The Fund was launched on October 31, 2000. Performance
Information         results are not provided because the Fund has not been in
                    existence for a full calendar year.

Mid Cap Focus Fund cont'd.

Fees and Expenses                                                                Class A        Class B         Class C
                    Shareholder Fees (fees paid directly from your
                    investment)
                    Maximum Sales Charge Imposed on Purchases
                    (as a percentage of offering price)                          5.75%(1)       None            None
                    Maximum Deferred Sales Charge                                None(2)        5.00%(3)        1.00%(4)
                    Redemption Fee                                               None           None            None
                    Annual Fund Operating Expenses (expenses that are
                    deducted from Fund assets)
                    Management Fee                                                1.00%          1.00%           1.00%
                    Distribution/Service (12b-1) Fee                              0.25%          0.75%           0.75%
                    Shareholder Servicing Fee                                     0.00%          0.25%           0.25%
                    Other Expenses(5)                                             1.25%          1.25%           1.25%
                    Total Annual Fund Operating Expenses                          2.50%          3.25%           3.25%
                    Fee Reduction and/or Expense Reimbursement                    1.10%          1.10%           1.10%
                    Net Expenses(6)                                               1.40%          2.15%           2.15%
                    ----------------------------------------------------------------------------------------------------
                    1 Sales charges are reduced or eliminated for purchases of $50,000 or more. See page __ for more detail.
                    2 A contingent deferred sales charge of 1.00% applies to certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.
                    3 Deferred sales charges are reduced after 12 months and eliminated after six years.
                    4 Deferred sales charge is eliminated after 12 months.
                    5 Based on estimated amounts for the current fiscal year.
                    6 Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses and Rule
                      12b-1 fees) to 1.15% for Class A shares and 1.40% for Class B and C shares. This contract has a one-year term extendable for an additional year at the end of each fiscal year.

                    Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. The Class B example reflects Class
                    A expenses for years nine through 10, because Class B shares automatically convert to Class A shares after eight years. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.
                                Assuming you redeem your shares at the
                                end of each period                        Assuming you do not redeem your shares
                    -----------------------------------------------------------------------------------------------
                                Year 1     Year 3    Year 5    Year 10    Year 1     Year 3    Year 5    Year 10
                    -----------------------------------------------------------------------------------------------
                    Class A      $709      $1,103    $1,633     $2,728     $709      $1,103    $1,633     $2,728
                    -----------------------------------------------------------------------------------------------
                    Class B      $717      $1,087    $1,596     $2,771     $217       $787     $1,496     $2,771
                    -----------------------------------------------------------------------------------------------
                    Class C      $317       $787     $1,496     $2,771     $217       $787     $1,496     $2,771
                    -----------------------------------------------------------------------------------------------


Portfolio Management:  Jerome "Cam" Philpott and Charles I. Reed

Global Focus Fund | MGFAX | MGFBX | MGFCX


--------------------------------------------------------------------------------

Objective           Long-term capital appreciation

-------------------------------------------------------------------------------

Principal Strategy  Invests in a concentrated portfolio of companies in the
                    United States and abroad.

                    Under normal conditions, the Fund concentrates its investments in the stocks of 20 to 40 companies. In identifying investment opportunities, the Fund may select companies in the United States or in developed foreign and emerging markets. The Fund will limit its investment in any one country to no more than 40% of its assets or no more than two times the country's percentage weighting in the benchmark MSCI World Index, whichever is greater. (The MSCI World Index is described on page __.) The Fund's investments in U.S. companies, however, are not subject to these limits.

                    The portfolio manager seeks well-managed companies of any size that he believes will be able to increase their corporate sales and earnings on a sustained basis. From these potential investments, the manager favors companies that he considers under- or reasonably valued relative to their long-term prospects. The manager also favors companies that he believes have a competitive advantage, offer innovative products or services and may profit from such trends as deregulation and privatization. The portfolio manager and analysts frequently travel to the countries in which the Fund invests or may invest to gain firsthand insight into the economic, political and social trends affecting investments in those countries.

--------------------------------------------------------------------------------

Principal Risks     By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies. Because the Fund is a non-diversified mutual fund that typically invests in 20 to 40 companies, the value of an investment in the Fund will vary more in response to developments or changes in the market value affecting particular stocks than will an investment in a diversified mutual fund investing in a greater number of securities.

                    Because the Fund may invest up to 40% of its assets in any one developing country, it may be exposed to additional risks. Foreign and emerging stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions. This risk is heightened in emerging markets, because of their relative economic and political immaturity and, in many instances, their dependence on only a few industries. They also tend to be less liquid and more volatile and offer less regulatory protection for investors. Also, many of the securities in which the Fund invests are denominated in foreign currencies, whose value may decline against the U.S. dollar.

--------------------------------------------------------------------------------

Performance         The following bar chart shows the risks of investing in the
Information         Fund and how the Fund's total return has varied from year to year. All Fund results reflect the reinvestment of dividends and capital-gain distributions. Results do not include a sales charge; if one were included, results would be lower.
                    Of course, past performance is no guarantee of future results.

                    Results are not available for the 2000 calendar year, because the Fund's Class A, Class B and Class C shares began investment operations on October 31, 2001. The returns in the bar chart and tables on the facing page are for a class of the Fund that is not offered in this prospectus. Because the shares of the Fund offered in this prospectus are invested in the same portfolio of securities, the annual returns of the classes of the Fund offered in this prospectus would differ only to the extent that the classes do not have the same sales charges, fees or expenses.

Global Focus Fund cont'd.


                    [bar chart]                                                      More-Recent Return Information
                                                                                     -----------------------------------
                                                                                     1/1/01 - 9/30/01:      -42.49%
                                                                                     Highest and Lowest Quarter Returns
                                                                                     (for the periods shown in the bar
                                                                                     chart)
                    ------------------------------------------------------------     -----------------------------------
                     1996   1997   1998   1999     2000                              Highest (Q4 1999)       +30.49%
                    ------------------------------------------------------------
                    20.46% 29.27%  9.40%  45.29%  -25.23%                            Lowest  (Q3 2001)       -25.39%
                    -----------------------------------------------------------

                                             1 Year      5 Year       Inception
                                                                      (10/2/95)
                    -----------------------------------------------------------
                    Global Focus Fund*       -25.23%     13.10%        15.61%
                    ------------------------------------------------------------
                    MSCI World Index+        -12.92%     12.53%        12.92%

                    * The table compares the performance of the Class R shares of the Fund with a commonly used index for its market segment. Performance in the bar chart and the table reflects average annual returns through December 31, 2000 and do not reflect the maximum initial or deferred sales charge imposed.

                    + See page __ for a description of this index.

------------------------------------------------------------------------------------------------------------------------
Fees and Expenses                                                               Class A         Class B         Class C
                    Shareholder Fees (fees paid directly from your
                    investment)
                    Maximum Sales Charge Imposed on Purchases
                    (as a percentage of offering price)                         5.75%(1)       None            None
                    Maximum Deferred Sales Charge                               None(2)        5.00%(3)        1.00%(4)
                    Redemption Fee                                              None           None            None
                    Annual Fund Operating Expenses (expenses that are
                    deducted from Fund assets)
                    Management Fee                                              1.25%          1.25%           1.25%
                    Distribution/Service (12b-1) Fee                            0.25%          0.75%           0.75%
                    Shareholder Servicing Fee                                   0.00%          0.25%           0.25%
                    Other Expenses(5)                                           0.75%          0.75%           0.75%
                    Total Annual Fund Operating Expenses                        2.25%          3.00%           3.00%
                    Fee Reduction and/or Expense Reimbursement                  0.65%          0.65%           0.65%
                    Net Expenses(6)                                             1.60%          2.35%           2.35%
                    ----------------------------------------------------------------------------------------------------

                    1 Sales charges are reduced or eliminated for purchases of $50,000 or more. See page __ for more detail.
                    2 A contingent deferred sales charge of 1.00% applies to certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.
                    3 Deferred sales charges are reduced after 12 months and eliminated after six years.
                    4 Deferred sales charge is eliminated after 12 months.
                    5 Based on estimated amounts for the current fiscal year.
                    6 Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses and Rule
                      12b-1 fees) to 1.35% for Class A shares and 1.60% for Class B and C shares. This contract has a one-year term extendable for an additional year at the end of each fiscal year.

                    Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. The Class B example reflects Class
                    A expenses for years nine through 10, because Class B shares automatically convert to Class A shares after eight years. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

                                Assuming you redeem your shares at the
                                end of each period                        Assuming you do not redeem your shares
                    -----------------------------------------------------------------------------------------------
                                Year 1     Year 3    Year 5    Year 10    Year 1     Year 3    Year 5    Year 10
                    -----------------------------------------------------------------------------------------------
                    Class A      $728      $1,115    $1,593     $2,639     $162       $573     $1,080     $2,190
                    -----------------------------------------------------------------------------------------------
                    Class B      $737      $1,099    $1,555     $2,682     $237       $799     $1,455     $2,683
                    -----------------------------------------------------------------------------------------------
                    Class C      $337       $799     $1,455     $2,683     $237       $799     $1,455     $2,683
                    -----------------------------------------------------------------------------------------------

Portfolio Management:  Oscar Castro

International Focus Fund | MTIAX | MTIBX | MTICX

--------------------------------------------------------------------------------

Objective           Long-term capital appreciation

--------------------------------------------------------------------------------

Principal Strategy  Invests in a concentrated portfolio of companies in developed international markets.

                    Under normal conditions, the Fund concentrates its investments in 20 to 40 companies and invests primarily in the stocks of those whose shares have a total stock market value (market capitalization) of at least $1 billion. The manager concentrates the Fund's investments in the stock markets of western Europe, particularly the United Kingdom, France, Germany, Italy and the Netherlands, as well as in developed markets in Asia, such as Japan and China/Hong Kong. The Fund typically invests in at least three countries outside the United States, with no more than 40% of its assets (or twice the benchmark index weighting used by the Fund, whichever is greater) in any one country.

                    The portfolio manager seeks well-managed companies that he believes will be able to increase their sales and corporate earnings on a sustained basis. In addition, the portfolio manager purchases shares of companies that he considers to be under- or reasonably valued relative to their long-term prospects. He favors companies that he believes have a competitive advantage, offer innovative products or services and may profit from such trends as deregulation and privatization. The Fund's portfolio manager and analysts frequently travel to the countries in which the Fund invests or may invest to gain firsthand insight into the economic, political and social trends that affect investments in those countries.

-------------------------------------------------------------------------------

Principal Risks     By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly if there is a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies. Because the Fund is a non-diversified mutual fund that typically invests in 20 to 40 companies, the value of an investment in the Fund will vary more in response to developments or changes in the market value affecting particular stocks than will an investment in a diversified mutual fund investing in a greater number of securities.

                    By investing primarily in foreign stocks, the Fund may expose shareholders to additional risks. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. In addition, most of the securities in which the Fund invests are denominated in foreign currencies, whose value may decline against the U.S. dollar. To the extent that the Fund invests in small-cap foreign stocks, it may expose shareholders to further risks, which include: limited or inaccurate information; more-limited product lines, markets or financial resources; and securities that may trade less frequently and in limited volume. As a result, small-cap stocks may fluctuate significantly more in value than do larger-cap stocks.

--------------------------------------------------------------------------------

Performance         The following bar chart shows the risks of investing in the
Information         Fund and how the Fund's total return has varied from year to year. All Fund results reflect the reinvestment of dividends and capital-gain distributions. Results do not include a sales charge; if one were included, results would be lower.
                    Of course, past performance is no guarantee of future results.

                    Results are not available for the 2000 calendar year, because the Fund's Class A, Class B and Class C shares began investment operations on October 31, 2001. The returns in the bar chart and tables on the facing page are for a class of the Fund that is not offered in this prospectus. Because the shares of the Fund offered in this prospectus are invested in the same portfolio of securities, the annual returns of the classes of the Fund offered in this prospectus would differ only to the extent that the classes do not have the same sales charges, fees or expenses.

International Focus Fund cont'd.

                    [bar chart]                                                      More-Recent Return Information
                                                                                     -----------------------------------
                                                                                     1/1/01 - 9/30/01:      -36.10%
                                                                                     Highest and Lowest Quarter Returns
                                                                                     (for the period(s) shown in the
                                                                                     bar chart)
                    ------------------------------------------------------------     -----------------------------------
                     2000                                                            Highest (Q1 2000)      +17.00%
                    ------------------------------------------------------------
                     -16.90%                                                         Lowest  (Q1 2001)      -23.35%
                    ------------------------------------------------------------
                                                 1 Year     Inception (12/31/99)
                    ------------------------------------------------------------
                    International Focus Fund*   -16.90%             -16.86%
                    ------------------------------------------------------------
                    MSCI EAFE Index+            -13.96%             -13.96%

                    * The table compares the performance of the Class R shares of the Fund with a commonly used index for its market segment. Performance in the bar chart and the table reflects average annual returns through December 31, 2000 and do not reflect the maximum initial or deferred sales charge imposed.

                    + See page __ for a description of this index.

------------------------------------------------------------------------------------------------------------------------
Fees and Expenses                                                                Class A        Class B         Class C
                    Shareholder Fees (fees paid directly from your
                    investment)
                    Maximum Sales Charge Imposed on Purchases
                    (as a percentage of offering price)                          5.75%(1)       None            None
                    Maximum Deferred Sales Charge                                None(2)        5.00%(3)        1.00%(4)
                    Redemption Fee                                               None           None            None
                    Annual Fund Operating Expenses (expenses that are
                    deducted from Fund assets)
                    Management Fee                                               1.10%          1.10%           1.10%
                    Distribution/Service (12b-1) Fee                             0.25%          0.75%           0.75%
                    Shareholder Servicing Fee                                    0.00%          0.25%           0.25%
                    Other Expenses(5)                                            1.65%          1.65%           1.65%
                    Total Annual Fund Operating Expenses                         3.00%          3.75%           3.75%
                    Fee Reduction and/or Expense Reimbursement                   1.25%          1.25%           1.25%
                    Net Expenses(6)                                              1.75%          2.50%           2.50%
                    -------------------------------------------------------------------------------------------------------

                    1 Sales charges are reduced or eliminated for purchases of $50,000 or more. See page __ for more detail.
                    2 A contingent deferred sales charge of 1.00% applies to certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.
                    3 Deferred sales charges are reduced after 12 months and eliminated after six years.
                    4 Deferred sales charge is eliminated after 12 months. 5 $10 will be deducted from redemption proceeds sent by wire or overnight courier.
                    6 Based on estimated amounts for the current fiscal year.
                    7 Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses and Rule
                      12b-1 fees) to 1.50% for Class A shares and 1.75% for Class B and C shares. This contract has a one-year term extendable for an additional year at the end of each fiscal year.

                    Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. The Class B example reflects Class
                    A expenses for years nine through 10, because Class B shares automatically convert to Class A shares after eight years. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

                                Assuming you redeem your shares at the
                                end of each period                        Assuming you do not redeem your shares
                    -----------------------------------------------------------------------------------------------
                                Year 1     Year 3    Year 5    Year 10    Year 1     Year 3    Year 5    Year 10
                    -----------------------------------------------------------------------------------------------
                    Class A      $742      $1,218    $1,843     $3,014     $177       $682     $1,346     $2,588
                    -----------------------------------------------------------------------------------------------
                    Class B      $752      $1,206    $1,811     $3,059     $252       $906     $1,711     $3,059
                    -----------------------------------------------------------------------------------------------
                    Class C      $352       $906     $1,711     $3,059     $252       $906     $1,711     $3,059
                    -----------------------------------------------------------------------------------------------



Portfolio Management:  Oscar Castro

Emerging Markets Focus Fund | MFFAX | MFFBX | MFFCX

--------------------------------------------------------------------------------

Objective           Long-term capital appreciation

--------------------------------------------------------------------------------

Principal Strategy  Invests in a concentrated portfolio of companies based or operating primarily in developing economies throughout the world.

                    Under normal conditions, the Fund concentrates its investments in 20 to 40 companies and invests primarily in equity securities of no fewer than three but no more than 10 developing countries in Latin America, Asia, Europe, the Middle East and Africa. The Fund may invest up to 50% of its total assets in a single emerging market.

                    The Fund's strategy combines in-depth financial review with on-site analysis of companies, countries and regions to identify potential investments. The portfolio manager and analysts frequently travel to the emerging markets to gain firsthand insight into the economic, political and social trends that affect investments in those countries. The Fund allocates its assets among emerging countries with stable or improving macroeconomic environments and invests in companies within those countries that the portfolio manager believes have high capital appreciation potential without excessive risks. The portfolio manager may sell stocks "short" (sell a security the Fund does not own) in an effort to partially hedge the Fund's other investments or to garner returns from insights made from research.

--------------------------------------------------------------------------------

Principal Risks     By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies. Because the Fund typically invests in 20 to 40 companies, the value of an investment in the Fund will vary more in response to developments or changes in the market value affecting particular stocks than will an investment in a diversified mutual fund investing in a greater number of securities.

                    The risks of investing in emerging markets are considerable. Emerging stock markets tend to be much more volatile than the U.S. market due to relative immaturity and occasional instability. In the past many emerging markets restricted the flow of money into or out of their stock markets, and some continue to impose restrictions on foreign investors. The economies of emerging countries may be predominantly based on only a few industries or on revenue from particular commodities or international aid. Most of the securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S. dollar. Because the Fund invests a larger percentage of its assets in fewer countries, the value of an investment in the Fund may be more volatile and subject to higher risks than are investments in other general emerging markets mutual funds or foreign-stock mutual funds. Also, short sales are speculative investments and will cause the Fund to lose money if the value of a security does not go down as the portfolio manager expects. See "Additional Discussion of Principal Strategies and Related Risks" on page __.

-------------------------------------------------------------------------------

Performance         The following bar chart shows the risks of investing in the
Information         Fund and how the Fund's total return has varied from year to year. All Fund results reflect the reinvestment of dividends and capital-gain distributions. Results do not include a sales charge; if one were included, results would be lower.
                    Of course, past performance is no guarantee of future results.

                    Results are not available for the 2000 calendar year, because the Fund's Class A, Class B and Class C shares began investment operations on October 31, 2001. The returns in the bar chart and tables on the facing page are for a class of the Fund that is not offered in this prospectus. Because the shares of the Fund offered in this prospectus are invested in the same portfolio of securities, the annual returns of the classes of the Fund offered in this prospectus would differ only to the extent that the classes do not have the same sales charges, fees or expenses.

Emerging Markets Focus Fund cont'd.



                    [bar chart]                                                        More-Recent Return Information
                                                                                       ------------------------------------
                                                                                       1/1/01 - 9/30/01:      -22.88%
                                                                                       Highest and Lowest Quarter Returns
                                                                                       (for the periods shown in the bar
                                                                                       chart)
                    -----------------------------------------------------------------  ------------------------------------
                     1998   1999    2000                                               Highest (Q4 1999)      +44.29%
                    -----------------------------------------------------------------
                    -20.76% -122.38% -17.23%                                           Lowest  (Q3 2001)      -22.71%
                    -----------------------------------------------------------------

                                                              1 Year      Inception (12/31/97)
                    -----------------------------------------------------------------------------
                    Emerging Markets Focus Fund*             -17.23%             13.40%
                    -----------------------------------------------------------------------------
                    MSCI Emerging Markets Free Index+        -30.61%             -4.83%

                    * The table compares the performance of the Class R shares of the Fund with a commonly used index for its market segment. Performance in the bar chart and the table reflects average annual returns through December 31, 2000 and do not reflect the maximum initial or deferred sales charge imposed.

                    + See page __ for a description of this index.

---------------------------------------------------------------------------------------------------------------------------
Fees and Expenses                                                              Class A         Class B         Class C
                    Shareholder Fees (fees paid directly from your
                    investment)
                    Maximum Sales Charge Imposed on Purchases
                    (as a percentage of offering price)                           5.75%(1)       None            None
                    Maximum Deferred Sales Charge                                 None(2)        5.00%(3)        1.00%(4)
                    Redemption Fee                                                None           None            None
                    Annual Fund Operating Expenses (expenses that are
                    deducted from Fund assets)
                    Management Fee                                                1.10%          1.10%           1.10%
                    Distribution/Service (12b-1) Fee                              0.25%          0.75%           0.75%
                    Shareholder Servicing Fee                                     0.00%          0.25%           0.25%
                    Other Expenses(5)                                             2.15%          2.15%           2.15%
                    Total Annual Fund Operating Expenses                          3.50%          4.25%           4.25%
                    Fee Reduction and/or Expense Reimbursement                    1.45%          1.45%           1.45%
                    Net Expenses(6)                                               2.05%          2.80%           2.80%
                    -------------------------------------------------------------------------------------------------------

                    1 Sales charges are reduced or eliminated for purchases of $50,000 or more. See page __ for more detail.
                    2 A contingent deferred sales charge of 1.00% applies to certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.
                    3 Deferred sales charges are reduced after 12 months and eliminated after six years.
                    4 Deferred sales charge is eliminated after 12 months.
                    5 Based on estimated amounts for the current fiscal year.
                    6 Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses and Rule
                      12b-1 fees) to 1.80% for Class A shares and 2.05% for Class B and C shares. This contract has a one-year term extendable for an additional year at the end of each fiscal year.

                    Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. The Class B example reflects Class
                    A expenses for years nine through 10, because Class B shares automatically convert to Class A shares after eight years. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

                                    Assuming you redeem your shares at the
                                    end of each period                        Assuming you do not redeem your shares
                    -------------------------------------------------------------------------------------------------------
                                    Year 1     Year 3    Year 5    Year 10    Year 1     Year 3    Year 5    Year 10
                    -------------------------------------------------------------------------------------------------------
                    Class A          $770      $1,323    $2,041     $3,284     $207       $793     $1,555     $2,875
                    -------------------------------------------------------------------------------------------------------
                    Class B          $782      $1,315    $2,012     $3,330     $282      $1,015    $1,912     $3,330
                    -------------------------------------------------------------------------------------------------------
                    Class C          $382      $1,015    $1,912     $3,330     $282      $1,015    $1,912     $3,330
                    -------------------------------------------------------------------------------------------------------


Portfolio Management:  Josephine Jimenez

Global Long-Short Fund | MLSAX | MLSBX | MLSCX

-------------------------------------------------------------------------------

Objective           Long-term capital appreciation

--------------------------------------------------------------------------------

Principal Strategy  Invests in long and short positions in equity securities in the United States and abroad.

                    The Fund is designed to harness the original research ideas generated by Montgomery's Global Research team to invest opportunistically around the world. It is designed to profit from security selection, using long, short and leverage positions in combination to generate capital appreciation for the portfolio.

                    Under normal conditions, the Fund invests primarily in long and short positions in equity securities of publicly traded companies in the United States and in foreign developed and emerging markets. Using fundamental analysis, the portfolio manager buys stocks "long" that he believes will perform better than their peers, and sells stocks "short" that he believes will underperform their peers. With a long position, the Fund purchases a stock outright; with a short position, the Fund sells a security that it has borrowed. Short positions may be used to partially hedge long positions or to garner returns from insights made from the portfolio manager's company research. The Fund will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Fund replaces the borrowed security. Because of the Fund's capital appreciation objective, the portfolio manager typically maintains a net long exposure, rather than takes positions designed to leave the Fund market-neutral. In an effort to enhance returns, the portfolio manager may also leverage the Fund's portfolio by engaging in margin borrowing or using options and financial futures contracts.

                    The Fund may participate in initial public offerings (IPOs). The Fund's assets may be allocated strategically among countries and market sectors to take advantage of market trends.

-------------------------------------------------------------------------------

Principal Risks     By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. Additionally, the Fund uses investment approaches that may present substantially higher risks and greater volatility than with most mutual funds.
                    The Fund seeks to increase return by using margin, leverage, short sales and other forms of volatile financial derivatives such as options and futures. The Fund is not appropriate for conservative investors.

                    Short sales are speculative investments that will cause the Fund to lose money if the value of a security does not go down as the manager expects. In addition, the use of borrowing and short sales may cause the Fund to have higher expenses (especially interest and dividend expenses) than those of other equity mutual funds.

                    To the extent the Fund participates in IPOs, it is exposed to the risks generally associated with investing in companies that have little operating history as public companies. In addition, the market for IPOs has been volatile, and share prices of certain newly public companies have fluctuated significantly over short periods of time. The Fund's access to IPOs on a continuing basis cannot be guaranteed, and the Fund may at times dispose of shares of such offerings shortly after their acquisition. The Fund also invests in companies that have not yet "gone public," and these investments create additional risks, such as illiquidity based on legal restrictions and less publicly available information.

                    By investing in foreign stocks, the Fund carries further risks such as regulatory, political and currency risk. Moreover, the Fund may invest up to 30% of its total assets in emerging markets, which are far more volatile than the U.S. market. See "Additional Discussion of Principal Strategies and Related Risks" on page __.

--------------------------------------------------------------------------------

Performance         The following bar chart shows the risks of investing in the
Information         Fund and how the Fund's total return has varied from year to year. All Fund results reflect the reinvestment of dividends and capital-gain distributions. Results do not include a sales charge; if one were included, results would be lower.
                    Of course, past performance is no guarantee of future results.

Global Long-Short Fund cont'd.


                    Results are not available for the 2000 calendar year, because the Fund's Class A, Class B and Class C shares began investment operations on October 31, 2001. The returns in the bar chart and tables on the facing page are for a class of the Fund that is not offered in this prospectus. Because the shares of the Fund offered in this prospectus are invested in the same portfolio of securities, the annual returns of the classes of the Fund offered in this prospectus would differ only to the extent that the classes do not have the same sales charges, fees or expenses.

Global Long-Short Fund cont'd.

                    [bar chart]                                                      More-Recent Return Information
                                                                                     -----------------------------------
                                                                                     1/1/01 - 9/30/01:      -29.43%
                                                                                     Highest and Lowest Quarter Returns
                                                                                     (for the periods shown in the bar
                                                                                     chart)
                                                                                     -----------------------------------
                    -----------------------------------------------------------
                     1998   1999    2000                                             Highest (Q4 1999)     +60.33%
                    -----------------------------------------------------------
                    53.39% 135.07% -24.33%                                           Lowest  (Q4 2000)     -22.85%
                    -----------------------------------------------------------
                                                                      Inception
                                                          1 Year      (12/31/97)
                    ------------------------------------------------------------
                    Global Long-Short Fund*              -24.33%          39.69%
                    ------------------------------------------------------------
                    MSCI All-Country World Free Index+   -13.94%          10.00%

                    * The table compares the performance of the Class R shares of the Fund with a commonly used index for its market segment. Performance in the bar chart and the table reflects average annual returns through December 31, 2000 and do not reflect the maximum initial or deferred sales charge imposed.

                    + See page __ for a description of this index.

------------------------------------------------------------------------------------------------------------------------

Fees and Expenses                                                                Class A        Class B         Class C
                    Shareholder Fees (fees paid directly from your
                    investment)
                    Maximum Sales Charge Imposed on Purchases
                    (as a percentage of offering price)                           5.75%(1)      None            None
                    Maximum Deferred Sales Charge                                 None(2)       5.00%(3)        1.00%(4)
                    Redemption Fee                                                None          None            None
                    Annual Fund Operating Expenses (expenses that are
                    deducted from Fund assets)
                    Management Fee                                                1.50%          1.50%           1.50%
                    Distribution/Service (12b-1) Fee                              0.25%          0.75%           0.75%
                    Shareholder Servicing Fee                                     0.00%          0.25%           0.25%
                    Other Expenses(5)                                             1.95%          1.95%           1.95%
                    Total Annual Fund Operating Expenses                          3.70%          4.45%           4.45%
                    Fee Reduction and/or Expense Reimbursement                    1.10%          1.10%           1.10%
                    Net Expenses(6)                                               2.60%          3.35%           3.35%
                    ----------------------------------------------------------------------------------------------------

                    1 Sales charges are reduced or eliminated for purchases of
                       $50,000 or more. See page __ for more detail.
                    2 A contingent deferred sales charge of 1.00% applies to certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.
                    3 Deferred sales charges are reduced after 12 months and eliminated after six years.
                    4 Deferred sales charge is eliminated after 12 months.
                    5 Based on estimated amounts for the current fiscal year.
                    6 Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses and Rule
                      12b-1 fees) to 2.35% for Class A shares and 2.60% for Class B and C shares. This contract has a one-year term extendable for an additional year at the end of each fiscal year.

                    Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. The Class B example reflects Class
                    A expenses for years nine through 10, because Class B shares automatically convert to Class A shares after eight years. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

                                   Assuming you redeem your shares at the
                                   end of each period                        Assuming you do not redeem your shares
                    ----------------------------------------------------------------------------------------------------
                                   Year 1     Year 3    Year 5    Year 10    Year 1     Year 3    Year 5    Year 10
                    ----------------------------------------------------------------------------------------------------
                    Class A         $822      $1,442    $2,190     $3,451     $262       $920     $1,713     $3,051
                    ----------------------------------------------------------------------------------------------------
                    Class B         $762      $1,220    $1,813     $3,051     $336      $1,139    $2,064     $3,497
                    ----------------------------------------------------------------------------------------------------
                    Class C         $362      $1,139    $2,064     $3,497     $336      $1,139    $2,064     $3,497
                    ----------------------------------------------------------------------------------------------------


Portfolio Management: Chetan Joglekar

New Power Fund | MNPAX | MNPBX | MNPCX
-------------------------------------------------------------------------------

Objective           Long-term capital appreciation

-------------------------------------------------------------------------------

Principal Strategy  Invests in the stocks of U.S. and foreign "new power"
                    companies. New-power companies are those companies that engage in energy- or power-related activities. Energy-related activities may involve traditional and new sources of energy, including solar, geothermal, wind, hydro, and biomass technologies. Power-related activities may include those relating to the generation, transmission, distribution and supply of electricity, as well as new sources of power, including fuel cells, microturbines, flywheel storage devices, superconductors and uninterruptible-power-supply products.

                    The Fund invests across multiple sectors, including utilities, energy, capital goods and technology, and emphasizes companies that are expected to benefit from technological innovation, environmental legislation and changes in demand. The Fund's portfolio manager seeks well-managed public and/or private companies that he believes will be able to increase their sales and corporate earnings on a sustained basis (even though they may not yet generate profits). He favors those that he believes have a competitive advantage, offer innovative products or services, and may profit from trends associated with deregulation of the electric power industry, the introduction of new technologies and the continued support by governments for stricter environmental regulations. The Fund may participate in initial public offerings (IPOs). The Fund's access to IPOs on a continuing basis cannot be guaranteed, and the Fund may at times dispose of shares of those offerings shortly after their acquisition. The Fund's assets may be allocated strategically among countries and market sectors to take advantage of market trends. The portfolio manager may also sell stocks "short" (sell a security the Fund does not own) in an effort to partially hedge the Fund's other investments or to garner returns from insights made from research.

-------------------------------------------------------------------------------

Principal Risks     As with any stock fund, the value of your investment will
                    fluctuate on a day-to-day basis with movements in the stock market as well as in the prices of the individual companies in which the Fund invests. Because the Fund is a non-diversified mutual fund, the value of an investment in the Fund will vary more in response to developments or changes in the market value affecting particular stocks than will an investment in a diversified mutual fund investing in a greater number of securities. Also, short sales are speculative investments and will cause the Fund to lose money if the value of a security does not go down as the portfolio manager expects.

                    Additionally, because the Fund invests in new-power companies worldwide, it may own foreign stocks. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. By investing in securities denominated in foreign currencies, the Fund is also exposed to risks of currency fluctuation. Because the Fund invests primarily in energy- and power-related companies, its share value may be affected by fluctuations in price and supply of energy fuels, energy conservation, and supply of and demand for specific products or services. In addition, new-power industries may be subject to greater price volatility than are many other industries, due to changes in government policies and regulation. New-power companies can be particularly affected by such specific risks as aggressive product pricing by competitors, rapid technological change, government regulation, failure of new products to meet expectations or to reach the marketplace, and inability to recover large capital investment costs.

                    Many new-power companies may be small- or mid-capitalization in size. Smaller companies generally have less public information available, more-limited product lines, less liquidity, less-frequent trading and limited financial resources. To the extent the Fund participates in IPOs, it is exposed to the risks generally associated with investing in companies that have little operating history as public companies. In addition, the market for IPOs has been volatile, and share prices of certain newly public companies have fluctuated significantly over short periods of time. The Fund also invests in companies that have not yet "gone public," and these investments create additional risks, such as illiquidity based on legal restrictions and less publicly available information. See "Additional Discussion of Principal Strategies and Related Risks" on page __.

-------------------------------------------------------------------------------

Performance         The Fund commenced operations on October 31, 2001.
Information         Performance results have not been provided, Performance
                    Information because the Fund has not been in existence for a full calendar year.

New Power Fund cont'd.

Fees and Expenses                                                                 Class A        Class B         Class C
                    Shareholder Fees (fees paid directly from your
                    investment)
                    Maximum Sales Charge Imposed on Purchases
                    (as a percentage of offering price)                           5.75%(1)       None            None
                    Maximum Deferred Sales Charge                                 None(2)        5.00%(3)        1.00%(4)
                    Redemption Fee                                                None           None            None
                    Annual Fund Operating Expenses (expenses that are
                    deducted from Fund assets)
                    Management Fee                                                1.00%          1.00%           1.00%
                    Distribution/Service (12b-1) Fee                              0.25%          0.75%           0.75%
                    Shareholder Servicing Fee                                     0.00%          0.25%           0.25%
                    Other Expenses(5)                                             1.25%          1.25%           1.25%
                    Total Annual Fund Operating Expenses                          2.50%          3.25%           3.25%
                    Fee Reduction and/or Expense Reimbursement                    1.00%          1.00%           1.00%
                    Net Expenses(6)                                               1.50%          2.25%           2.25%
                    -------------------------------------------------------------------------------------------------------

                    1 Sales charges are reduced or eliminated for purchases of $50,000 or more. See page __ for more detail.
                    2 A contingent deferred sales charge of 1.00% applies to certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.
                    3 Deferred sales charges are reduced after 12 months and eliminated after six years.
                    4 Deferred sales charge is eliminated after 12 months.
                    5 Based on estimated amounts for the current fiscal year.
                    6 Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses and Rule
                      12b-1 fees) to 1.25% for Class A shares and 1.50% for Class B and C shares. This contract has a one-year term extendable for an additional year at the end of each fiscal year.

                    Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. The Class B example reflects Class
                    A expenses for years nine through 10, because Class B shares automatically convert to Class A shares after eight years. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.
                                    Assuming you redeem your shares at the
                                    end of each period                        Assuming you do not redeem your shares
                    ---------------------------------------------------------------------------------------------------
                                    Year 1     Year 3    Year 5    Year 10    Year 1     Year 3    Year 5    Year 10
                    ---------------------------------------------------------------------------------------------------
                    Class A          $718      $1,122    $1,651     $2,743     $152       $580     $1,141     $2,300
                    ---------------------------------------------------------------------------------------------------
                    Class B          $727      $1,106    $1,614     $2,787     $227       $806     $1,514     $2,787
                    ---------------------------------------------------------------------------------------------------
                    Class C          $327       $806     $1,514     $2,787     $227       $806     $1,514     $2,787
                    ---------------------------------------------------------------------------------------------------


Portfolio Management:  Glen Hilton

Emerging Markets Fund | MYEAX | MYEBX | MYECX

--------------------------------------------------------------------------------

Objective           Long-term capital appreciation

--------------------------------------------------------------------------------

Principal           Strategy Invests in companies based or operating primarily in developing economies throughout the world.

                    Under normal conditions, the Fund invests primarily in the stocks of companies of any size, and based in the world's developing economies. The Fund typically maintains investments in at least six countries at all times, with no more than 35% of its assets in any one country. These may include:

                    o Latin America: Argentina, Brazil, Chile, Colombia, Costa
                      Rica, Jamaica, Mexico, Peru, Trinidad and Tobago, Uruguay and Venezuela

                    o Asia: Bangladesh, China/Hong Kong, India, Indonesia,
                      Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan, Thailand and Vietnam

                    o Europe: Czech Republic, Greece, Hungary, Kazakhstan,
                      Poland, Portugal, Romania, Russia, Slovakia, Slovenia, Turkey and Ukraine

                    o The Middle East: Israel and Jordan

                    o Africa: Egypt, Ghana, Ivory Coast, Kenya, Morocco,
                      Nigeria, South Africa, Tunisia and Zimbabwe

                    The Fund's strategy combines in-depth financial review with on-site analysis of companies, countries and regions to identify potential investments. The portfolio managers and analysts frequently travel to the emerging markets to gain firsthand insight into the economic, political and social trends that affect investments in those countries. The Fund allocates its assets among emerging countries with stable or improving macroeconomic environments and invests in companies within those countries that the portfolio managers believe have high capital appreciation potential without excessive risks. The portfolio managers strive to keep the Fund well diversified across individual stocks, industries and countries to reduce its overall risk.

-------------------------------------------------------------------------------

Principal Risks     By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a decline in a holding's share price or an overall decline in the stock market. In addition, the risks of investing in emerging markets are considerable. Emerging stock markets tend to be much more volatile than the U.S. market due to relative immaturity and occasional instability. Some emerging markets restrict the flow of money into or out of their stock markets and impose restrictions on foreign investors. These markets tend to be less liquid and offer less regulatory protection for investors. The economies of emerging countries may be based on only a few industries or on revenue from particular commodities or international aid.
                    Most of the securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S. dollar.

-------------------------------------------------------------------------------

Performance         The following bar chart shows the risks of investing in the
Information         Fund and how the Fund's total return has varied from year to year. All Fund results reflect the reinvestment of dividends and capital-gain distributions. Results do not include a sales charge; if one were included, results would be lower.
                    Of course, past performance is no guarantee of future results.

                    Results are not available for the 2000 calendar year, because the Fund's Class A, Class B and Class C shares began investment operations on October 31, 2001. The returns in the bar chart and tables on the facing page are for a class of the Fund that is not offered in this prospectus. Because the shares of the Fund offered in this prospectus are invested in the same portfolio of securities, the annual returns of the classes of the Fund offered in this prospectus would differ only to the extent that the classes do not have the same sales charges, fees or expenses.

Emerging Markets Fund cont'd.


                    [bar chart]                                                      More-Recent Return Information
                                                                                     -----------------------------------
                                                                                     1/1/01 - 9/30/01:      -26.44%
                                                                                     Highest and Lowest Quarter Returns
                                                                                     (for the periods shown in the
                                                                                     bar chart)
                    -----------------------------------------------------------      -----------------------------------
                     1993   1994   1995   1996   1997   1998    1999   2000          Highest (Q4 1999)      +35.91%
                    -----------------------------------------------------------
                    58.66% -7.72% -9.08% 12.32% -3.14% -38.28% 63.16% -29.11%        Lowest  (Q3 1998)      -24.65%
                    -----------------------------------------------------------
                                                                                      Inception
                                                          1 Year       5 Year         (3/1/92)
                    --------------------------------------------------------------------------------
                    Emerging Markets Fund*               -29.11%       -4.93%           0.41%
                    --------------------------------------------------------------------------------
                    MSCI Emerging Markets Free Index+    -30.61%       -4.17%           1.96%


                    * The table compares the performance of the Class R shares of the Fund with a commonly used index for its market segment. Performance in the bar chart and the table reflects average annual returns through December 31, 2000 and do not reflect the maximum initial or deferred sales charge imposed.

                    + See page __ for a description of this index.

---------------------------------------------------------------------------------------------------------------------------
Fees & Expenses                                                                   Class A        Class B         Class C

                    Shareholder Fees (fees paid directly from your
                    investment)
                    Maximum Sales Charge Imposed on Purchases
                    (as a percentage of offering price)                           5.75%(1)       None            None
                    Maximum Deferred Sales Charge                                 None(2)        5.00%(3)        1.00%(4)
                    Redemption Fee                                                None           None            None
                    Annual Fund Operating Expenses (expenses that are
                    deducted from Fund assets)
                    Management Fee                                                1.25%          1.25%           1.25%
                    Distribution/Service (12b-1) Fee                              0.25%          0.75%           0.75%
                    Shareholder Servicing Fee                                     0.00%          0.25%           0.25%
                    Other Expenses(5)                                             1.25%          1.25%           1.25%
                    Total Annual Fund Operating Expenses                          2.75%          3.50%           3.50%
                    Fee Reduction and/or Expense Reimbursement                    0.70%          0.70%           0.70%
                    Net Expenses(6)                                               2.05%          2.80%           2.80%
                    -------------------------------------------------------------------------------------------------------

                    1 Sales charges are reduced or eliminated for purchases of $50,000 or more. See page __ for more detail.
                    2 A contingent deferred sales charge of 1.00% applies to certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.
                    3 Deferred sales charges are reduced after 12 months and eliminated after six years.
                    4 Deferred sales charge is eliminated after 12 months.
                    5 Based on estimated amounts for the current fiscal year.
                    6 Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses and Rule
                      12b-1 fees) to 1.80% for Class A shares and 2.05% for Class B and C shares. This contract has a one-year term extendable for an additional year at the end of each fiscal year.

                    Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. The Class B example reflects Class
                    A expenses for years nine through 10, because Class B shares automatically convert to Class A shares after eight years. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.
                                   Assuming you redeem your shares at the
                                   end of each period                        Assuming you do not redeem your shares
                    ----------------------------------------------------------------------------------------------------
                                   Year 1     Year 3    Year 5    Year 10    Year 1     Year 3    Year 5    Year 10
                    ----------------------------------------------------------------------------------------------------
                    Class A         $770      $1,249    $1,821     $2,944     $207       $715     $1,322     $2,514
                    ----------------------------------------------------------------------------------------------------
                    Class B         $781      $1,238    $1,788     $2,988     $282       $938     $1,688     $2,988
                    ----------------------------------------------------------------------------------------------------
                    Class C         $382       $938     $1,688     $2,988     $282       $938     $1,688     $2,988
                    ----------------------------------------------------------------------------------------------------



Portfolio Management: Frank Chiang and Josephine Jimenez

Total Return Bond Fund | MBFAX | MBFBX | MBFCX

-------------------------------------------------------------------------------

Objective           Total return consisting of income and capital appreciation

-------------------------------------------------------------------------------

Principal Strategy  Invests in investment-grade bonds.

                    Under normal conditions, the Fund invests primarily in a broad range of investment-grade bonds, including U.S. government securities, corporate bonds, mortgage-related securities, asset-backed securities--bonds backed by the income stream from such sources as car loans and credit-card payments--and money market securities. Investment-grade bonds are those rated within the four highest grades by rating agencies such as Standard & Poor's (at least BBB), Moody's (at least Baa) or Fitch (at least BBB). From time to time, the Fund may also invest in unrated bonds that the portfolio managers believe are comparable to investment-grade bonds.

                    The Fund may include bonds of any maturity, but generally the portfolio's overall effective duration ranges between four and five-and-a-half years. Effective duration is a measure of the expected change in value from changes in interest rates. Typically, a bond with a low duration means that its value is less sensitive to changes in interest rates; a bond with a high duration means that its value is more sensitive to changes in interest rates. The Fund invests in bonds that the portfolio managers believe offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity.

-------------------------------------------------------------------------------

Principal Risks     By investing in bonds, the Fund may expose you to certain
                    risks that could cause you to lose money. As with most bond funds, the value of shares in the Fund will fluctuate along with interest rates. When interest rates rise, a bond's market price generally declines. A fund such as this one, which invests most of its assets in bonds, will behave in largely the same way. The Fund's investments in mortgage-related debt securities may expose it to prepayment risks when interest rates fall, because the portfolio managers may have to reinvest the prepayment proceeds at lower interest rates than those of its previous investments.
                    As a result, the Fund is not appropriate for investors whose primary investment objective is absolute stability of principal. The Fund is not a money market fund.

-------------------------------------------------------------------------------

Performance         The following bar chart shows the risks of investing in the
Information         Fund and how the Fund's total return has varied from year to year. All Fund results reflect the reinvestment of dividends and capital-gain distributions. Results do not include a sales charge; if one were included, results would be lower.
                    Of course, past performance is no guarantee of future results.

-------------------------------------------------------------------------------

                    Results are not available for the 2000 calendar year, because the Fund's Class A, Class B and Class C shares began investment operations on October 31, 2001. The returns in the bar chart and tables on the facing page are for a class of the Fund that is not offered in this prospectus. Because the shares of the Fund offered in this prospectus are invested in the same portfolio of securities, the annual returns of the classes of the Fund offered in this prospectus would differ only to the extent that the classes do not have the same sales charges, fees or expenses.

Total Return Bond Fund cont'd.


                    [bar chart]                                                      More-Recent Return Information
                                                                                     ------------------------------------
                                                                                     1/1/01 - 9/30/01:        8.53%

                                                                                     Highest and Lowest Quarter Returns
                                                                                     (for the periods shown in the bar
                                                                                     chart)
                    -----------------------------------------------------------      ------------------------------------
                     1998   1999   2000                                              Highest (Q3 2001)       +4.86%
                    -----------------------------------------------------------
                     8.72% -0.59% 12.06%                                             Lowest  (Q2 1999)       -0.86%
                    -----------------------------------------------------------
                                                              1 Year       Inception (6/30/97)
                    ------------------------------------------------------------------------------
                    Total Return Bond Fund*                   12.06%              7.51%
                    ------------------------------------------------------------------------------
                    Lehman Brothers Aggregate Bond Index+     11.63%              7.30%

                    * The table compares the performance of the Class R shares of the Fund with a commonly used index for its market segment. Performance in the bar chart and the table reflects average annual returns through December 31, 2000 and do not reflect the maximum initial or deferred sales charge imposed.

                    + See page __ for a description of this index.

-------------------------------------------------------------------------------------------------------------------------

Fees and Expenses                                                                 Class A        Class B         Class C
                    Shareholder Fees (fees paid directly from your
                    investment)
                    Maximum Sales Charge Imposed on Purchases
                    (as a percentage of offering price)                           4.50%(1)       None            None
                    Maximum Deferred Sales Charge                                 None(2)        5.00%(3)        1.00%(4)
                    Redemption Fee                                                None           None            None
                    Annual Fund Operating Expenses (expenses that are
                    deducted from Fund assets)
                    Management Fee                                                0.30%          0.30%           0.30%
                    Distribution/Service (12b-1) Fee                              0.25%          0.75%           0.75%
                    Shareholder Servicing Fee                                     0.00%          0.25%           0.25%
                    Administrative Fee                                            0.25%          0.25%           0.25%
                    Other Expenses(5)                                             0.85%          0.85%           0.85%
                    Total Annual Fund Operating Expenses                          1.65%          2.40%           2.40%
                    Fee Reduction and/or Expense Reimbursement                    0.75%          0.75%           0.75%
                    Net Expenses(6)                                               0.90%          1.65%           1.65%
                    -----------------------------------------------------------------------------------------------------

                    1 Sales charges are reduced or eliminated for purchases of $50,000 or more. See page __ for more detail.
                    2 A contingent deferred sales charge of 1.00% applies to certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.
                    3 Deferred sales charges are reduced after 12 months and eliminated after six years.
                    4 Deferred sales charge is eliminated after 12 months.
                    5 Based on estimated amounts for the current fiscal year.
                    6 Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses and Rule
                      12b-1 fees) to 0.65% for Class A shares and 0.90% for Class B and C shares. This contract has a one-year term extendable for an additional year at the end of each fiscal year.

                    Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. The Class B example reflects Class
                    A expenses for years nine through 10, because Class B shares automatically convert to Class A shares after eight years. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.
                                    Assuming you redeem your shares at the
                                    end of each period                        Assuming you do not redeem your shares
                    -----------------------------------------------------------------------------------------------------
                                    Year 1     Year 3    Year 5    Year 10    Year 1     Year 3    Year 5    Year 10
                    -----------------------------------------------------------------------------------------------------
                    Class A          $537       $802     $1,166     $2,130      $91       $368      $749      $1,759
                    -----------------------------------------------------------------------------------------------------
                    Class B          $667       $899     $1,237     $2,275     $167       $599     $1,137     $2,275
                    -----------------------------------------------------------------------------------------------------
                    Class C          $267       $599     $1,137     $2,275     $167       $599     $1,137     $2,275
                    -----------------------------------------------------------------------------------------------------


Portfolio Management:  Marie Chandoha and William Stevens

Additional Discussion of Principal Strategies and Related Risks

General

Currently, each Fund invests at least 65% of its assets in the type of investment suggested by its name. Effective July 31, 2002, certain Funds may increase this percentage to 80% to comply with Securities and Exchange Commission (SEC) rules.

Portfolio Disclosure

Montgomery intends to post Fund holdings for certain Montgomery Funds every week, which could pose the risk of individuals' using such information to the detriment of those Funds. To mitigate this potential risk, the information will be posted on a time-delayed basis of approximately two weeks. Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities. Past performance of individual securities, as well as that of the Funds, is no guarantee of future results.

Montgomery International Focus Fund

To the extent that the Fund invests in Japanese securities, the Fund exposes shareholders to certain risks. The Fund's share value may be more volatile than that of mutual funds not sharing this geographic concentration. The value of the Fund's shares may vary dramatically in response to political and economic factors affecting companies in Japan.

Securities in Japan are denominated and quoted in yen. Yen are fully convertible and transferable, based on floating exchange rates, into all readily convertible currencies; there are no administrative or legal restrictions for both residents and non-residents of Japan. As a result, in the absence of a successful currency hedge, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by fluctuations in the value of the Japanese yen relative to the U.S. dollar.

The decline in the Japanese securities market since 1989 has contributed to a weakness in that country's economy, and the impact of a further decline cannot be ascertained. The common stocks of many Japanese companies continue to trade at high price-to-earnings ratios in comparison with those in the United States, even after that market decline. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the United States.

Montgomery Global Long-Short Fund

General. The Fund invests primarily in long and short positions in equity securities. The value of long and short positions will not necessarily be equal.

Short Sales. When Montgomery believes that a security is overvalued, it may sell the security "short" and borrow the same security from a broker or other institution to complete the sale. If the price of the security decreases in value, the Fund may make a profit; conversely, if the security increases in value, the Fund will incur a loss, because it will have to replace the borrowed security by purchasing it at a higher price. There can be no assurance that the Fund will be able to close out the short position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is not limited. A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a "short squeeze" can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling may also produce higher than normal portfolio turnover and result in increased transaction costs to the Fund.

The Fund may also make short sales "against-the-box," in which it sells short securities that it owns. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a "constructive sale," requiring the Fund to recognize any taxable gain from the transaction.


Until the Fund replaces a borrowed security, it will designate sufficient U.S. government securities and other liquid debt and equity securities to cover any difference between the value of the security sold short and any collateral deposited with a broker or other custodian. In addition, the value of the designated securities must be at least equal to the original value of the securities sold short. Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian. The Fund will not make a short sale if, immediately before the transaction, the market value of all securities sold exceeds 100% of the value of the Fund's net assets.

Borrowing/Leverage. The Fund may borrow money from banks and engage in reverse repurchase transactions for temporary or emergency purposes. The Fund may borrow from broker-dealers and other institutions to leverage a transaction. Total bank borrowings may not exceed one-third of the value of the Fund's assets. The Fund may also leverage its portfolio through margin borrowing and other techniques in an effort to increase total return. Although leverage creates an opportunity for increased income and gain, it also creates certain risks. For example, leveraging may magnify changes in the net asset values of the Fund's shares and in its portfolio yield. Although margin borrowing will be fully collateralized, the Fund's assets may change in value while the borrowing is outstanding. Leveraging creates interest expenses that can exceed the income from the assets retained.

Foreign Securities. By investing in foreign stocks, the Fund exposes shareholders to additional risks. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. The risks of investing in emerging markets are considerable. Emerging stock markets tend to be much more volatile than the U.S. market due to the relative immaturity, and occasional instability, of their political and economic systems. In the past many emerging markets restricted the flow of money into or out of their stock markets, and some continue to impose restrictions on foreign investors. These markets tend to be less liquid and offer less regulatory protection for investors. The economies of emerging countries may be predominately based on only a few industries or on revenue from particular commodities, international aid or other assistance. Most of the securities in which the Fund invests are denominated in foreign currencies, whose value may decline against the U.S. dollar. Furthermore, during the period following the January 1, 1999, introduction by the European Union of a single European currency (the euro), market uncertainties and even market disruptions could negatively affect the Fund's investments in European companies.

Emerging Markets Focus Fund and New Power Fund

The portfolio manager of each Fund may sell stocks "short" that it believes will decrease in value. With a short position the Fund sells a security that it has borrowed. The Fund will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock increases or decreases between the time it is sold and when the Fund replaces the borrowed security. As a result, an investment in either Fund may be more volatile than investments in other mutual funds. Each Fund is not appropriate for conservative investors.

There can be no assurance that either Fund will be able to close out the short position at any particular time or at an acceptable price. Although each Fund's gain is limited to the amount at which it sold a security short, its potential loss is not limited. A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a "short squeeze" can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling may also produce higher than normal portfolio turnover and result in increased transaction costs to each Fund.

Each Fund may also make short sales "against-the-box," in which it sells short securities that it owns. Each Fund will incur transaction costs when opening, maintaining and closing short sales against-the-box, that result in a "constructive sale," requiring the Fund to recognize any taxable gain from the transaction.

Until each Fund replaces a borrowed security, it will designate sufficient U.S. government securities and other liquid debt and equity securities to cover any difference between the value of the security sold short and any collateral deposited with a broker or other custodian. In addition, the value of the designated securities must be at least equal to the original value of the securities sold short. Depending on arrangements made with the broker or custodian, the Funds may not receive any payments (including interest) on collateral deposited with the broker or custodian. Each Fund will not make a short sale if, immediately before the transaction, the market value of all securities sold exceeds 100% of the value of that Fund's net assets.

The Euro: Single European Currency

Investors in the International and Global Equity Funds should note the following: On January 1, 1999, the European Union (EU) introduced a single European currency called the euro. Eleven of the 15 EU members have begun to convert their currencies to the euro: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain (leaving out Britain, Sweden, Denmark and Greece). For the first three years, the euro will be a phantom currency (only an accounting entry). Euro notes and coins will begin circulating in 2002.


The euro has been introduced, but the following uncertainties will continue to exist for some time:

o Whether the payment, valuation and operational systems of banks and financial institutions can operate reliably

o The applicable conversion rate for contracts stated in the national currency of an EU member

o How clearing and settlement systems needed to process transactions reliably will work

o What the effects of the euro on European financial and commercial markets will be

o  How new legislation and regulations will affect euro-related issues

These and other factors could cause market disruptions and affect the value of shares in a Fund that invests in companies conducting business in Europe. Montgomery and its key service providers have taken steps to address euro-related issues, but there can be no assurance that these efforts will be sufficient.

Defensive Investments

At the discretion of its portfolio manager(s), each Montgomery Fund may invest up to 100% of its assets in cash for temporary defensive purposes. No Fund is required or expected to take such a defensive posture. But, if used, such an unlikely stance may help a Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, a Fund may not achieve its investment objective. For example, should the market advance during this period, a Fund may not participate as much as it would have if it had been more fully invested.

Portfolio Turnover

The Funds' portfolio managers will sell a security when they believe it is appropriate to do so, regardless of how long a Fund has owned that security. Buying and selling securities generally involves some expense to a Fund, such as commission paid to brokers and other transaction costs. By selling a security, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher a Fund's annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. Increased brokerage costs may adversely affect a Fund's performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distribution of capital gains may affect your after-tax return. Annual portfolio turnover of 100% or more is considered high. The following Montgomery Funds that invest in stocks will typically have annual turnover in excess of that rate because of their portfolio managers' investment styles: U.S. Focus, Mid Cap Focus, Global Focus, International Focus, Emerging Markets Focus, Global Long-Short, New Power and Emerging Markets Funds. See "Financial Highlights," beginning on page __, for each Fund's historical portfolio turnover.

Management of the Funds

Investment Manager

The investment manager of the Montgomery Funds is Montgomery Asset Management, LLC. Founded in 1990, Montgomery Asset Management is a subsidiary of Commerzbank AG, one of the largest publicly held commercial banks in Germany. As of September 30, 2001, Montgomery Asset Management managed approximately $7.3 billion on behalf of some 150,000 investors in the Montgomery Funds.

The table below shows the contractual management fee rates actually paid to Montgomery Asset Management for the current fiscal year and the contractual limits on total operating expenses for the Class A, Class B and Class C shares of each Fund. The management fee amounts shown may vary from year to year, depending on actual expenses. Actual fee rates may be greater than contractual rates to the extent Montgomery recouped previously deferred fees during the fiscal year.

                                                      Management Fees   Lower of Total Expense Cap or Actual Total Expenses
Montgomery Fund                                        (annual rate)    (not including distribution expenses) (annual rate)
-----------------------------------------------------------------------------------------------------------------------------
Focus Funds                                                                      Class A              Class B & Class C
   U.S. Focus Fund                                         1.00%                  1.00%                     1.25%
   Mid Cap Focus Fund                                      1.00%                  1.15%                     1.40%
   Global Focus Fund                                       1.25%                  1.35%                     1.60%
   International Focus Fund                                1.10%                  1.50%                     1.75%
   Emerging Markets Focus Fund                             1.10%                  1.80%                     2.05%
Specialty Funds
   Global Long-Short Fund                                  1.50%                  2.35%                     2.60%
   New Power Fund                                          1.00%                  1.25%                     1.50%
   Emerging Markets Fund                                   1.25%                  1.80%                     2.05%
Fixed-Income Fund
   Total Return Bond Fund                                  0.30%                  0.65%                     0.90%


Portfolio Managers


Portfolio Manager    Fund                       Recent Portfolio Experience
Oscar Castro, CFA    Montgomery Global Focus    Senior Portfolio Manager. Mr.
                     Fund; Montgomery           Castro has co-managed the
                     International Focus Fund   Montgomery International Focus Fund
                                                since its inception in 1999 and the
                                                Global Focus Fund since 2000. Prior
                                                to joining Montgomery in 1993, Mr.
                                                Castro was vice president and
                                                portfolio manager at G.T. Capital
                                                Management, where he helped launch
                                                and manage mutual funds
                                                specializing in global
                                                telecommunications and Latin
                                                America. Prior to that he was a
                                                founder and co-manager of the
                                                Common Goal World Fund, a global
                                                equity partnership. Mr. Castro
                                                holds a Master of Business
                                                Administration degree in Finance
                                                from Drexel University in
                                                Pennsylvania and a Bachelor of
                                                Science degree in Chemical
                                                Engineering from Simon Bolivar
                                                University in Venezuela.

Marie Chandoha       Montgomery Total Return    Portfolio Manager. Ms. Chandoha
                     Bond Fund                  joined Montgomery in 1999 as
                                                portfolio manager of the Montgomery
                                                Total Return Bond Fund. She began
                                                her investment career in 1983. From
                                                1996 to 1999, she was chief bond
                                                strategist at Goldman Sachs, where
                                                she advised institutional clients
                                                on optimal asset allocation
                                                strategies in the U.S. bond market.
                                                From 1994 to 1996, she was managing
                                                director of global fixed-income and
                                                economics research at Credit Suisse
                                                First Boston, where she managed the
                                                global bond and economics research
                                                department. Ms. Chandoha is a Phi
                                                Beta Kappa graduate of Harvard
                                                University, with a Bachelor of Arts
                                                degree in Economics.

Frank Chiang         Montgomery Emerging        Portfolio Manager. Mr. Chiang
                     Markets Fund               joined Montgomery in 1996,
                                                co-managing the Montgomery Emerging
                                                Markets Fund. From 1993 to 1996, he
                                                was with TCW Asia Ltd., Hong Kong,
                                                where he was a managing director
                                                and portfolio manager responsible
                                                for TCW's Asian equity strategy.
                                                Prior to that he was associate
                                                director and portfolio manager for
                                                Wardley Investment Services, Hong
                                                Kong, where he created and managed
                                                three dedicated China funds. Mr.
                                                Chiang has a Bachelor of Science
                                                degree in Physics and Mathematics
                                                from McGill University in Montreal,
                                                Canada, and a Master of Business
                                                Administration and Finance degree
                                                from New York University. He is
                                                fluent in three Chinese dialects:
                                                Mandarin, Shanghainese and
                                                Cantonese.

Glen Hilton          Montgomery New Power Fund  Portfolio Manager. Since joining the Montgomery Global Equity team
                                                in 1996, Mr. Hilton has been
                                                responsible for global
                                                infrastructure investments,
                                                including the growth subsectors of
                                                capital goods, utilities and
                                                consumer durables. He has been
                                                portfolio manager for the
                                                Montgomery New Power Fund since its
                                                inception in 2001. Mr. Hilton
                                                joined Montgomery in 1995 in the
                                                firm's financial reporting
                                                department and holds a Bachelor of
                                                Arts degree in Economics from
                                                Loyola University in Chicago.

Josephine Jimenez,   Montgomery Emerging        Senior Portfolio Manager. Ms.
CFA                  Markets Fund; Montgomery   Jimenez joined Montgomery in 1991
                     Emerging Markets Focus     to launch the firm's emerging
                     Fund                       markets discipline and has managed
                                                the Montgomery Emerging Markets
                                                Fund since it launched in 1992. She
                                                has managed the Montgomery Emerging
                                                Markets Focus Fund since its
                                                inception in 1997. Prior to joining
                                                Montgomery, Ms. Jimenez was a
                                                portfolio manager at Emerging
                                                Markets Investors Corporation. From
                                                1981 through 1988, she analyzed
                                                U.S. equity securities, first at
                                                Massachusetts Mutual Life Insurance
                                                Company, then at Shawmut
                                                Corporation. She received a Master
                                                of Science degree from the
                                                Massachusetts Institute of
                                                Technology and a Bachelor of
                                                Science degree from New York
                                                University.

Chetan Joglekar      Montgomery Global          Portfolio Manager. Mr. Joglekar
                     Long-Short Fund            joined Montgomery in 1997 as a
                                                senior trader responsible for the
                                                Asian and European markets. He has
                                                been involved in executing long and
                                                short trades for the Montgomery
                                                Global Long-Short Fund since its
                                                inception and has been managing the
                                                Fund since 2000. From 1995 to 1997,
                                                he was the chief trader at Janhavi
                                                Securities PVT Ltd., a brokerage
                                                house based in India. Mr. Joglekar
                                                holds a Bachelor of Engineering
                                                degree with a concentration in
                                                Mechanical Engineering from the
                                                University of Pune in India.

Jerome "Cam"         Montgomery Mid Cap Focus   Portfolio Manager. Mr. Philpott
Philpott, CFA        Fund                       joined Montgomery in 1991 as an
                                                analyst for the Small Cap Equity
                                                team. He has co-managed the
                                                Montgomery Mid Cap Focus Fund since
                                                its inception in 2000. Prior to
                                                Montgomery, Mr. Philpott served as
                                                a securities analyst with Boettcher
                                                & Company, where he focused on the
                                                consumer and telecommunications
                                                industries. Prior to that he worked
                                                as a general securities analyst at
                                                Berger Associates, Inc., an
                                                investment management firm. Mr.
                                                Philpott holds a Master of Business
                                                Administration degree from the
                                                Darden School at the University of
                                                Virginia and a Bachelor of Arts
                                                degree in Economics from Washington
                                                and Lee University.

Andrew Pratt, CFA    Montgomery U.S. Focus      Portfolio Manager. Mr. Pratt joined
                     Fund                       Montgomery in 1993 as part of the
                                                Growth Equity team. In 2000 he
                                                became portfolio manager of the
                                                Montgomery U.S. Focus Fund. In
                                                addition, he has been managing U.S.
                                                equity portfolios for institutional
                                                clients. Prior to joining
                                                Montgomery, Mr. Pratt was with
                                                Hewlett-Packard as an equity
                                                analyst covering a variety of
                                                industry groups. While at HP he
                                                also managed a portfolio of
                                                small-cap technology companies and
                                                researched private placement and
                                                venture capital investments. Mr.
                                                Pratt holds a Bachelor of Business
                                                Administration degree from the
                                                University of Wisconsin and a
                                                Master of Science degree in Finance
                                                from Boston College.

Charles I. Reed,     Montgomery Mid Cap         Portfolio Manager. Mr. Reed joined
CFA                  Focus Fund                 Montgomery in 1997 as an analyst
                                                for the Small Cap Equity team. He
                                                has co-managed the Montgomery Mid
                                                Cap Focus Fund since 2000. From
                                                1995 to 1997, he was an equity
                                                analyst for Berger Associates,
                                                Inc., where he conducted research
                                                on publicly traded companies,
                                                performed fundamental analysis of
                                                data networking companies, and
                                                developed and maintained financial
                                                models on companies within the
                                                financial telecommunications and
                                                temporary staffing industries. From
                                                1992 to 1995, Mr. Reed worked as a
                                                project manager for Lipper
                                                Analytical Services, Inc.,
                                                performing mutual fund analysis on
                                                performance and expenses. He
                                                received a Bachelor of Science
                                                degree in Finance from Colorado
                                                State University and a Master of
                                                Science degree in Finance with an
                                                emphasis in Financial Analysis from
                                                the University of Colorado.

William Stevens      Montgomery Total Return    Senior Portfolio Manager. Mr.
                     Bond Fund                  Stevens began his investment career
                                                in 1984 and has directed
                                                Montgomery's U.S. Fixed-Income team
                                                since joining the firm in 1992,
                                                managing all Montgomery
                                                Fixed-Income Funds since their
                                                inceptions. Mr. Stevens also serves
                                                as Montgomery's president and chief
                                                investment officer. Prior to
                                                Montgomery he was responsible for
                                                starting the collateralized
                                                mortgage obligation and
                                                asset-backed securities trading
                                                department at Barclays de Zoete
                                                Wedd Securities. Previously, he
                                                headed the structured product
                                                department at Drexel Burnham
                                                Lambert, which included both
                                                origination and trading. Mr.
                                                Stevens has a Master of Business
                                                Administration degree from the
                                                Harvard Business School and is a
                                                Phi Beta Kappa graduate of Wesleyan
                                                University.

Our Partners

As a Montgomery shareholder, you may see the names of our partners on a regular basis. We all work together to ensure that your investments are handled accurately and efficiently.

o Funds Distributor, Inc., located in New York City and Boston, distributes the Montgomery Funds.

o DST Systems, Inc., located in Kansas City, Missouri, is the Funds' Master Transfer Agent, who performs certain recordkeeping and accounting functions for the Funds.

o State Street Bank and Trust Company, also located in Kansas City, Missouri, assists DST Systems, Inc., with certain recordkeeping and accounting functions for the Funds.


Additional Benchmark Information

o The Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities These major sectors are subdivided into more-specific indices that are calculated and reported on a regular basis.

o The Morgan Stanley Capital International (MSCI) All-Country World Free Index is a capitalization-weighted index composed of securities listed on the stock exchanges of more than 45 developed and emerging countries, including the United States.

o The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted composite index that covers individual securities within the equity markets of approximately 25 emerging markets countries.

o The MSCI Europe, Australasia and Far East (EAFE) Index is a capitalization-weighted index composed of 21 developing market countries in Europe, Australasia and the Far East. The returns are presented net of dividend withholding taxes.

o The MSCI World Index measures the performance of selected stocks in 22 developed countries. The index is presented net of dividend withholding taxes.

o The Standard & Poor's (S&P) 500 Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.

o The S&P MidCap 400 Index is an unmanaged, broad-based composite index that measures the performance of 400 mid-sized companies (with market capitalizations between $189 million and $23 billion) in the U.S. market.

Investment Options

The class of shares that is best for you depends on a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class, including its various expenses, to help you make your investment decision. More-extensive information about the Funds' multi-class arrangements can be found on page __.

Class A Shares

o You pay an initial sales charge when you buy Class A shares: 5.75% for equity funds and 4.50% for bond funds. The sales charge is deducted from your investment, so not all of your purchase payment is invested.

o You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances, including purchases of $50,000 and more, and rights of accumulation.

o Because Class A shares are subject to lower Rule 12b-1 fees, Class A shareholders generally pay lower annual expenses and receive higher dividends than do Class B or Class C shareholders.

o You normally pay no contingent deferred sales charge ("CDSC") when you redeem Class A shares, although you may pay a 1.00% CDSC if your purchase was made without a sales charge and you redeem the shares during the first 12 months after your initial purchase.

Class B Shares

o You do not pay an initial sales charge when you buy Class B shares. The full amount of your purchase payment is invested initially.

o You normally pay a CDSC of up to 5.00% if you redeem Class B shares during the first six years after your initial purchase. The amount of the CDSC declines the longer you hold your Class B shares. You pay no CDSC if you redeem during the seventh year and thereafter. The Class B CDSC is waived for certain categories of investors.

o Class B shares are subject to higher Rule 12b-1 fees and shareholder service fees than are Class A shares for the first eight years they are held. During this time Class B shareholders normally pay higher annual expenses and receive lower dividends than do Class A shareholders.

o Class B shares automatically convert to Class A shares after they have been held for eight years. After the conversion, the shares are subject to the lower Rule 12b-1 fees paid by Class A shares and no shareholder service fees.

Class C Shares

o You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.

o You normally pay a CDSC of 1.00% if you redeem Class C shares during the first year after your initial purchase. The Class C CDSC is waived for certain categories of investors.

o Because Class C shares are subject to higher Rule 12b-1 fees and shareholder service fees than are Class A shares, Class C shareholders normally pay higher annual expenses and receive lower dividends than do Class A shareholders.

o Class C shares do not convert to any other class of shares. Because Class B shares convert to Class A shares after eight years, Class C shares will normally be subject to higher expenses and will pay lower dividends than do Class B shares if the shares are held for more than eight years.

The following provides additional information about the sales charges and other expenses associated with Class A, Class B and Class C shares.

Buying, Selling and Exchanging Shares

Purchasing Shares

You may purchase and sell shares through securities brokers, registered investment advisors, benefit plan administrators or their subagents. You should contact them directly for information regarding how to purchase or redeem shares through them. They may have higher minimum investment requirements and may charge you service or transaction fees. If you purchase or redeem shares through them, you will receive the net asset value (NAV) calculated after receipt of the order by them (generally, 4:00 P.M. eastern time) on any day the New York Stock Exchange (NYSE) is open for trading. If your order is received by them after that time, it will be purchased or redeemed at the next-calculated NAV. Brokers, registered investment advisors and benefit plan administrators who perform shareholder servicing for the Fund may receive fees from the Funds or Montgomery for providing those services.

Exchanging Shares

You may exchange Class A, B and C shares in one Fund for Class A, B and C shares, respectively, in other accounts with the same registration, Taxpayer Identification Number and address. Applicable minimums apply to exchanges as well as to purchases. Note that an exchange is treated as a sale and may result in a realized gain or loss for tax purposes. Additionally, you may be subject to a CDSC under certain conditions.

We will process your exchange order at the next-calculated NAV. This means that if your exchange order is received after 4:00 P.M. eastern time on a particular day, it will be processed at the NAV calculated on the next trading day.

You may exchange shares only in those Funds that are qualified for sale in your state and that are offered in this prospectus. You may not exchange shares in one Fund for shares of another that is currently closed to new investors unless you are already a shareholder in the closed Fund.

Because excessive exchanges can harm a Fund's performance, we reserve the right to terminate your exchange privileges if you make more than four exchanges out of any one Fund during a 12-month period. We may also refuse an exchange into a Fund from which you have sold shares within the previous 90 days (accounts under common control and accounts having the same Taxpayer Identification Number will be counted together).

We may restrict or refuse your exchanges if we receive, or anticipate receiving, simultaneous orders affecting a large portion of a Fund's assets or if we detect a pattern of exchanges that suggests a market-timing strategy.

We reserve the right to refuse exchanges into a Fund by any person or group if, in our judgment, the Fund would be unable to effectively invest the money in accordance with its investment objective and policies or might be adversely affected in other ways.

Selling Shares

You may sell some or all of your Fund shares on days that the NYSE is open for trading. Note that a redemption is treated as a sale and may result in a realized gain or loss for tax purposes.

Your shares will be sold at the next NAV we calculate for the applicable Fund after receiving your order. We will promptly pay the proceeds to you, normally within three business days of receiving your order and all necessary documents (including a written redemption order with the appropriate signature guarantee). We will mail or wire you the proceeds, depending on your instructions. Redemption proceeds from shares purchased by check or bank transfer may be delayed up to 15 calendar days to allow the check or transfer to clear. Aside from any applicable redemption fees or CDSCs we also charge the following fees:

o For shares sold by wire, a $10 wire transfer fee will be deducted directly from the proceeds.

o For redemption checks requested by FedEx, a $10 fee will be deducted directly from the redemption proceeds.

In accordance with SEC rules, we reserve the right to suspend redemptions under extraordinary circumstances.

Other Account Information

How Fund Shares are Priced

How and when we calculate the Funds' price or NAV determines the price at which you will buy or sell shares. We calculate a Fund's NAV by dividing the total net value of its assets by the number of outstanding shares. We base the value of the Funds' investments on their market value, usually the last price reported for each security before the close of market that day. A market price may not be available for securities that trade infrequently. Occasionally, an event that affects a security's value may occur after the market closes. This is more likely to happen with foreign securities traded in foreign markets that have different time zones than in the United States. Major developments affecting the prices of those securities may occur after the foreign markets in which such securities trade have closed, but before the Fund calculates its NAV. In this case, Montgomery, subject to the supervision of the Funds' Board of Trustees or Pricing Committee, will make a good-faith estimate of the security's "fair value," which may be higher or lower than the security's closing price in its relevant market.

We calculate the NAV of each Fund after the close of trading on the NYSE every day the NYSE is open. Typically, we do not calculate NAVs on days on which the NYSE is closed for trading. An exception applies as described below. Additionally, the Funds may, but do not expect to, determine the NAVs of their shares on any day the NYSE is not open for trading if there sufficient trading in their portfolio securities on such days. If we receive your order by the close of trading on the NYSE, you can purchase shares at the price calculated for that day. The NYSE usually closes at 4:00 P.M. eastern time on weekdays, except for holidays. If your order is received after the NYSE has closed, your shares will be priced at the next NAV we determine after receipt of your order. More details about how we calculate the Funds' NAVs are provided in the Statement of Additional Information.

Several of our Funds invest in securities denominated in foreign currencies and traded on foreign exchanges. To determine their value, we convert their foreign-currency price into U.S. dollars by using the exchange rate last quoted by a major bank. Exchange rates fluctuate frequently and may affect the U.S. dollar value of foreign-denominated securities, even if their market price does not change. In addition, some foreign exchanges are open for trading when the U.S. market is closed. As a result, a Fund's foreign securities--and its price--may fluctuate during periods when you can't buy, sell or exchange shares in the Fund.

Sales Charges

Class A Shares. Part of the front-end sales charge is paid directly to the selling broker-dealer (the "dealer reallowance"). The remainder is retained by the Distributor and may be used either to promote the sale of the Funds or to compensate the Distributor for its efforts to sell the Funds.

Equity Funds
------------

                                                                                             Dealer
                                                     As a Percentage  As a Percentage     Reallowance
                                                       of Offering        of Your       as a Percentage
Your Investment                                           Price         Investment     of Offering Price
----------------------------------------------------------------------------------------------------------
Less than $50,000                                            5.75%           6.10%            5.00%
$50,000 or more, but less than $100,000                      4.50%           4.71%            4.00%
$100,000 or more, but less than $250,000                     3.50%           3.63%            3.00%
$250,000 or more, but less than $500,000                     2.50%           2.56%            2.25%
$500,000 or more, but less than $1,000,000                   2.00%           2.04%            1.75%
$1,000,000 or more                                           0.00%*          0.00%*           0.00%*


*  The dealer reallowance, as a percentage of offering price, is as follows:
   1.00% on purchases between $1 million and $2 million; plus 0.80% on the amount between $2 million and $3 million; plus 0.50% on the amount between $3 million and $50 million; plus 0.25% on the amount exceeding $50 million; plus 0.25% of the amount exceeding $100 million. Class A shares that (i) were not purchased through certain fee-based programs or (ii) were not subject to an initial sales charge or a CDSC will be subject to a redemption fee of 1.00% on amounts redeemed within the first year of purchase.

Fixed-Income Funds
------------------

                                                                                             Dealer
                                                     As a Percentage  As a Percentage     Reallowance
                                                       of Offering        of Your       as a Percentage
Your Investment                                           Price         Investment     of Offering Price
----------------------------------------------------------------------------------------------------------
Less than $50,000                                            4.50%           4.71%            4.00%
$50,000 or more, but less than $100,000                      4.00%           4.17%            3.50%
$100,000 or more, but less than $250,000                     3.50%           3.62%            3.00%
$250,000 or more, but less than $500,000                     2.50%           2.56%            2.25%
$500,000 or more, but less than $1,000,000                   2.00%           2.00%            1.75%
$1,000,000 or more                                           0.00%*          0.00%*           0.00%*


*  The dealer reallowance, as a percentage of offering price, is as follows:
   1.00% on purchases between $1 million and $2 million; plus 0.80% on the amount between $2 million and $3 million; plus 0.50% on the amount between $3 million and $50 million; plus 0.25% on the amount exceeding $50 million; plus 0.25% of the amount exceeding $100 million. Class A shares that (i) were not purchased through certain fee-based programs or (ii) were not subject to an initial sales charge or a CDSC will be subject to a redemption fee of 1.00% on amounts redeemed within the first year of purchase.

There are several ways you can combine multiple purchases of all shares to take advantage of the breakpoints in the sales charge schedule. These can be combined in any manner:

o Accumulation privilege--lets you add the value of shares of any Class A shares you and your immediate family already own to the amount of your next investment for purposes of calculating sales charges.

o Letter of intent--lets you purchase Class A shares over a 13-month period and receive the same sales charge as though all shares had been purchased at once. See the New Account application and the Statement of Additional Information for terms and conditions.

o Combination privilege--lets you combine purchases of Class A shares of multiple Montgomery Funds for the purpose of reducing the sales charge.

Contact your financial consultant or Montgomery to add these privileges to an existing account.

Class B Shares. Class B shares are offered at their net asset value per share, without any initial sales charge, but are subject to a CDSC if redeemed within six years of purchase (a "back-end load"). The Distributor pays the selling broker-dealer a 4.00% commission at the time of sale. There is no CDSC imposed on shares acquired through reinvestment of dividends or capital gains.


Years Since Purchase Payment Was Made                Percentage of Contingent Deferred Sales Charge
-----------------------------------------------------------------------------------------------------------------------------
First                                                5.00%
-----------------------------------------------------------------------------------------------------------------------------
Second                                               4.00%
-----------------------------------------------------------------------------------------------------------------------------
Third                                                3.00%
-----------------------------------------------------------------------------------------------------------------------------
Fourth                                               3.00%
-----------------------------------------------------------------------------------------------------------------------------
Fifth                                                2.00%
-----------------------------------------------------------------------------------------------------------------------------
Sixth                                                1.00%
-----------------------------------------------------------------------------------------------------------------------------
Seventh                                              0.00%*
-----------------------------------------------------------------------------------------------------------------------------



* After the eighth year, Class B shares convert into Class A shares.

Class C Shares. Class C shares are offered at their net asset value per share without any initial sales charge. Class C shares, however, are subject to a CDSC if they are redeemed within one year of purchase. The Distributor may pay the selling broker-dealer up to a 1.00% commission at the time of sale. Shareholders who redeem Class C shares within one year of purchase will be charged a CDSC of 1.00% of shares redeemed. There is no CDSC imposed on Class C shares acquired through reinvestment of dividends or capital gains.

Class B and C Shares. A CDSC will be imposed on the lesser of the then current market value or the purchase payments of the redeemed shares at the time of the redemption. CDSC calculations are based on the specific shares involved, not on the value of the account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares to meet your request, we will sell your shares on a first-in, first-out basis. Your financial consultant or institution may elect to waive some or all of the payment, thereby reducing or eliminating the otherwise applicable CDSC.

In general, the CDSC may be waived on shares you sell for the following reasons:

o Redemptions made within one year after death or post-purchase disability of last surviving shareholder

o Systematic withdrawal plan payments of up to an annual amount of 12% of account value on per-fund basis at the time the withdrawal plan is established; excess withdrawals are subject to the CDSC

o Redemptions at age 70 1/2from retirement plans and other employee benefit plans

o Disability payment of death benefits or minimum required distributions starting at age 70 1/2 from Traditional IRAs, Roth IRAs and Rollover IRAs

o  Shares acquired through reinvestment of dividends or capital gains

To use any of these waivers, contact your financial consultant or Montgomery.

Reinstatement Privilege. If you sell shares of a Fund, you may invest some or all of the proceeds in the same Fund within 90 days without a sales charge. If you paid a CDSC when you sold your shares, you will be allowed to invest in Class A shares with the front-end sales charge waived. All accounts involved must have the same registration.

To use this privilege, contact your financial consultant or Montgomery.

Net Asset Value Purchases. Class A shares may be sold at net asset value to:

o Current or retired directors, trustees, partners, officers and employees of the Trust, the Distributor, the Transfer Agent, Montgomery Asset Management (the "Manager") and its members, certain family members of the above persons, and trusts or plans primarily for such persons or their family members

o Current or retired registered representatives or full-time employees and their spouses and minor children and plans of broker-dealers or other institutions that have selling agreements with the Distributor

o Trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with 50 or more eligible employees

o Investment advisors, financial planners and certain financial institutions that place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services

o Employer-sponsored benefit plans in connection with purchases of Class A shares made as a result of participant-directed exchanges between options in such plan

o "Wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the Distributor or another broker-dealer or financial institution with respect to sales of Class A shares

o Such other persons as are determined by the Manager to have acquired shares under circumstances not involving any sales expense

Other Policies

Minimum Account Balances. Due to the cost of maintaining small accounts, we require a minimum Fund account balance of $2,500 unless you have opened an IRA. If your account balance falls below that amount for any reason, we may ask you to add to your account. If your account balance is not brought up to the minimum or you do not send us other instructions, we may redeem your shares and send you the proceeds. We believe that this policy is in the best interests of all our shareholders.

Expense Limitations. Montgomery Asset Management may reduce its management fees and absorb expenses to maintain total operating expenses (excluding Rule 12b-1 fees, interest, taxes and dividend expenses) for each share class below its previously set operating expense limit. The Investment Management Agreement allows Montgomery three years to recoup amounts previously reduced or absorbed, provided the Fund remains within the applicable expense limitation. Montgomery generally seeks to recoup the oldest amounts before seeking payment of fees and expenses for the current year.

Shareholder Servicing Plan. Each Fund has adopted a Shareholder Servicing Plan, under which the Fund pays Montgomery or its Distributor a shareholder servicing fee at an annual rate of up to 0.25% of the Fund's average daily net assets. The fee is intended to reimburse the recipient for providing or arranging for services to shareholders. The fee may also be used to pay certain brokers, transfer agents and other financial intermediaries for providing shareholder services.

Share Marketing Plan ("Rule 12b-1 Plan"). Each Fund has adopted a Rule 12b-1 Plan for its Class A, Class B and Class C shares. Under the Rule 12b-1 Plan, each Fund will pay distribution fees to the Distributor at an annual rate of 0.25% of each Fund's aggregate average daily net assets attributable to its Class A shares and 0.75% of each Fund's aggregate average daily net assets attributable to its Class B and Class C shares to reimburse the Distributor for its distribution costs with respect to such classes. Because the Rule 12b-1 fees are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. A portion of the Rule 12b-1 fees may also be used to pay brokers and other financial intermediaries for providing distribution services.

In-Kind Redemptions. When in the judgment of the Manager it is consistent with the best interests of a Fund, an investor may redeem shares of the Fund and receive securities from the Fund selected by the Manager at its sole discretion, provided that such redemption is not expected to affect the Fund's ability to attain its investment objective or otherwise materially affect its operations. For the purposes of redemptions in-kind, the redeemed securities shall be valued at the identical time and in the identical manner as the other portfolio securities for purposes of calculating the net asset value of the Fund's shares.

Telephone Transactions

By buying or selling shares over the Internet or by phone, you agree to reimburse the Funds for any expenses or losses incurred in connection with transfers of money from your account. This includes any losses or expenses caused by your bank's failure to honor your debit or act in accordance with your instructions. If your bank makes erroneous payments or fails to make payment after you buy shares, we may cancel the purchase and immediately terminate your telephone transaction privileges.

The shares you purchase over the Internet or by phone will be priced at the first net asset value we determine after receiving your request. You will not actually own the shares, however, until we receive your payment in full. If we do not receive your payment within three business days of your request, we will cancel your purchase. You may be responsible for any losses incurred by a Fund as a result.

Please note that we cannot be held liable for following instructions that we reasonably believe to be genuine. We use the following safeguards to ensure that the instructions we receive are accurate and authentic:

o  Recording certain calls

o Requiring an authorization number or other personal information not likely to be known by others

o  Sending a transaction confirmation to the investor

The Funds and our Transfer Agent may be held liable for any losses due to unauthorized or fraudulent telephone transactions only if we have not followed these reasonable procedures.

An interruption in transmissions over the Internet generally, or a problem in the transmission of www.montgomeryasset.com in particular, could result in a delay or interruption in your ability to access our Web site, to place purchase or sale orders with the Funds, to receive certain shareholder information electronically or to otherwise interact with the Funds.

We reserve the right to revoke the transaction privileges of any shareholder at any time if he or she has used abusive language or misused the phone privileges by making purchases and redemptions that appear to be part of a systematic market-timing strategy.

If you notify us that your address has changed, or if you change your address online, we will temporarily suspend your telephone redemption privileges until 30 days after your notification, to protect you and your account. We require that all redemption requests made during this period be in writing with a signature guarantee.

Shareholders may experience delays in exercising telephone redemption privileges during periods of volatile economic or market conditions. In these cases you may want to transmit your redemption request via overnight courier or by telegram.

You may discontinue telephone privileges at any time.

Tax Withholding Information

Be sure to complete the Taxpayer Identification Number (TIN) section of the New Account application. If you don't have a Social Security Number or TIN, apply for one immediately by contacting a local office of the Social Security Administration or the Internal Revenue Service (IRS). If you do not provide us with a TIN or Social Security Number, federal tax law may require us to withhold 31% of your taxable dividends, capital-gain distributions, and redemption and exchange proceeds (unless you qualify as an exempt payee under certain rules).

Other rules about TINs apply for certain investors. For example, if you are establishing an account for a minor under the Uniform Gifts to Minors Act, you should furnish the minor's TIN. If the IRS has notified you that you are subject to backup withholding because you failed to report all interest and dividend income on your tax return, you must check the appropriate item on the New Account application. Foreign shareholders should note that any dividends or distributions the Funds pay to them may be subject to up to 30% withholding instead of backup withholding.

Privacy Notice

The Montgomery Funds may collect or capture nonpublic information about you from the following sources:

o  The Montgomery Funds New Account application or other forms

o  Verbal conversations with our representatives

o  Your transactions with us

o  Electronic sources such as our Web site or e-mails

We do not disclose any nonpublic personal information about our customers or former customers to non-affiliated third parties without the customers' authorization, except as permitted by law or in response to inquiries from government authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as the Transfer Agent or brokers) only as permitted by law and only as needed for us to provide agreed-upon services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

After You Invest

Tax Consequences

IRS rules require that The Montgomery Funds distribute all of their net investment income and capital gains, if any, to shareholders. Capital gains may be taxable at different rates depending on the length of time a Fund holds its assets. We'll inform you about the source of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of their tax status. The Funds' distributions, whether received in cash or reinvested, may be taxable. Any redemption of a Fund's shares or any exchange of a Fund's shares for those of another Fund will be treated as a sale, and any gain on the transaction may be taxable.

Additional information about tax issues relating to The Montgomery Funds can be found in our Statement of Additional Information, available free by calling
800.280.3372. Consult your tax advisor about the potential tax consequences of investing in the Funds.

Dividends and Distributions

As a shareholder in The Montgomery Funds, you may receive income dividends and capital-gain distributions for which you will owe taxes (unless you invest solely through a tax-advantaged account such as an IRA or a 401(k) plan). Income dividends and capital-gain distributions are paid to shareholders who maintain accounts with each Fund as of its "record date."

If you would like to receive dividends and distributions in cash, indicate that choice on your New Account application. Otherwise, the distributions will be reinvested in additional Fund shares.

If you plan to purchase shares in a Fund, check if it is planning to make a distribution in the near future. Here's why: If you buy shares of a Fund just before a distribution, you'll pay the full price for the shares but receive a portion of your purchase price back as a taxable distribution. This is called "buying a dividend." Unless you hold the Fund in a tax-deferred account, you will have to include the distribution in your gross income for tax purposes, even though you may not have participated in the Fund's appreciation.

Each of the Funds declares and pays income dividends and capital gains in the last quarter of each calendar year. Following their fiscal year end (June 30), the Funds may make additional distributions to avoid the imposition of a tax.

Financial Highlights

The financial highlights tables are intended to help you understand the Funds' performance for the periods shown. The following selected per-share data and ratios for the periods ended June 30, 2001, June 30, 2000, June 30, 1999, March 31, 1999, and June 30, 1998, were audited by PricewaterhouseCoopers LLP. Their August 13, 2001, August 18, 2000, August 18, 1999, June 11, 1999, and August 14,
1998, reports appear in the 2001, 2000, 1999 and 1998 Annual Reports of the Funds. Information for the periods ended June 30, 1995, through June 30, 1997, was audited by other independent accountants, whose reports are not included here. The financial information for the periods indicated relates to the Class R shares of the Funds, which are not subject to any sales charges, Rule 12b-1 fees or shareholder servicing fees (except for the Montgomery Global Long-Short Fund, which has a 0.25% shareholder servicing fee for the Class R, Class ML and Class C shares and a 0.75% Rule 12b-1 fee for the Class ML and Class C shares). The total return figures in the tables represent the rate an investor would have earned (or lost) on an investment in the relevant Fund (assuming reinvestment of all dividends and distributions).



                                                                              Net
                                                                            increase/
                                                                  Net      (decrease)                                  Distribu-
                                                                realized     in net                          Distribu-   tions
                                                                  and        assets    Dividends   Dividends   tions   in excess
                                        Net Asset      Net     unrealized   resulting    from      in excess from net   of net
                                         Value -   investment  gain/(loss)    from        net       of net   realized  realized
 Selected Per-Share Data for the Year   Beginning    income/       on       investment investment investment capital   capital
           or Period Ended:             of Period    (loss)    investments  operations   income     income     gains     gains
-------------------------------------------------------------------------------------------------------------------------------
              Focus Funds
              -----------
U.S. Focus Fund
     06/30/01                              $11.53    (0.09)      (3.23)     (3.32)     --       --          (0.44)     --
     06/30/00(a)                            10.00     0.00(2)     1.53       1.53      --       --          --         --
Mid Cap Focus Fund
     06/30/01(b)                           $10.00     0.05       (1.33)     (1.28)     (0.03)   --          --         --
Global Focus Fund
     06/30/01(1)                           $22.83    (0.13)      (7.74)     (7.87)     --       --          (3.95)     --
     06/30/00(1)                            22.20    (0.43)       4.17       3.74      --       --          (3.11)     --
     06/30/99(1)                            20.98    (0.09)       2.70       2.61      (0.24)   (0.10)      (1.05)     --
     06/30/98(1)                            20.01     0.12        2.70       2.82      --       --          (1.85)     --
     06/30/97(1)                            16.46     0.01        4.16       4.17      (0.10)   --          (0.52)     --
International Focus Fund
     06/30/01                              $10.01    (0.50)      (2.72)     (3.22)     --       --          --         --
     06/30/00(c)                            10.00    (0.02)       0.03(5)    0.01      --       --          --         --
Emerging Markets Focus Fund
     06/30/01                              $16.57     0.20       (2.73)     (2.53)     (0.04)   --          --         --
     06/30/00                               13.15     0.19        3.47       3.66      (0.16)   (0.08)      --         --
     04/01/99-06/30/99                       9.63     0.04        3.48       3.52      --       --          --         --
     03/31/99(1)                            11.43     0.12       (1.76)     (1.64)     (0.16)   --          --         --
     03/31/98(d)(1)                         10.00     0.27        1.16       1.43      --       --          --         --


------------------

(a)  The U.S. Focus Fund commenced operations on December 31, 1999.
(b)  The Mid Cap Focus Fund commenced operations on October 31, 2000.
(c)  The International Focus Fund commenced operations on December 31, 1999.
(d)  The Emerging Markets Focus Fund commenced operations on December 31, 1997.
(1) Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, because the use of the undistributed income method did not accord with results of operations.
(2)  Amount represents less than $0.01 per share.
(3)  Total return represents aggregate total return for the periods indicated.
(4)  Annualized.
(5) The amounts shown in this caption for each share outstanding throughout the period may not be in accordance with the net realized and unrealized gain/(loss) for the period because of the timing of the purchases and withdrawals of shares in relation to the fluctuating market values of the Fund.

                                                                                             Expense
                                                                                              ratio
                                                              Net                             before
                                                Ratio of   investment                        deferral
                                                  net       income/                Expense   of fees by  Expense
                                      Net      investment    loss)                  ratio     Manager,    ratio
              Net Asset             assets,     income/     before                including  including  excluding
               Value -               end of    (loss) to    deferral   Portfolio  interest   interest   interest
    Total      End of    Total       period     average     of fees    turnover   and tax    and tax    and tax
distributions  Period   Return(3)   (in 000s)  net assets  by Manager    rate     expenses   expenses   expenses
------------------------------------------------------------------------------------------------------------------
  (0.44)         $7.77   (29.65)%     $1,858    (0.75)%    $(1.33)      237%       1.49%        13.49%    1.40%

  --             11.53    15.30        3,346    (0.08)(4)   (0.13)      247        1.40(4)       4.37(4)  1.40%(4)


  (0.03)         $8.69   (18.73)%     $2,501     0.53%(4)  $(0.28)      179%       1.41%(4)      4.28%(4) 1.40%(4)

  (3.95)        $11.01   (38.40)%    $53,354    (0.82)%    $(0.16)      199%       1.82%         2.00%    1.80%
  (3.11)         22.83    17.14      115,839    (1.87)      (0.44)      181        2.73          2.76     1.80
  (1.39)         22.20    13.89      136,792    (0.47)      (0.09)      115        1.76          1.76     1.73
  (1.85)         20.98    15.44      269,667     0.58        0.12       151        1.81          1.81     1.80
  (0.62)         20.01    26.35      172,509     0.04       (0.01)      158        --            1.92     1.82

  --             $6.79   (32.27)%       $269    (1.03)%    $(1.34)      258%       1.94%        17.15%    1.65%
  --             10.01     0.10        2,264    (0.35)(4)   (0.20)      114        1.65(4)       5.59(4)  1.65(4)

  (0.04)        $14.00   (15.26)%    $10,156     1.68%     $(0.15)      182%       1.72%         4.37%    1.60%
  (0.24)         16.57    27.91        4,725     0.66       (0.79)      264        1.62          6.15%    1.60
  --             13.15    36.55        2,551     0.05(4)    (0.10)      200        1.73(4)       8.82(4)  1.73(4)
  (0.16)          9.63   (14.04)       1,655     1.24       (0.52)      437        2.10          8.68     2.10
  --             11.43    14.40        1,789    10.46(4)    (0.07)       71        2.10(4)      15.34(4)  2.10(4)


--------------------------------


                                                                              Net
                                                                            increase/
                                                                  Net      (decrease)                                  Distribu-
                                                                realized     in net                          Distribu-   tions
                                                                  and        assets    Dividends   Dividends   tions   in excess
                                        Net Asset      Net     unrealized   resulting    from      in excess from net   of net
                                         Value -   investment  gain/(loss)    from        net       of net   realized  realized
 Selected Per-Share Data for the Year   Beginning    income/       on       investment investment investment capital   capital
           or Period Ended:             of Period    (loss)    investments  operations   income     income     gains     gains
-------------------------------------------------------------------------------------------------------------------------------
            Specialty Funds
            ---------------
Global Long-Short Fund - Class R
     06/30/01(1)                           $30.80    (0.16)     (8.36)      (8.52)     --        --         (9.12)     --
     06/30/00                               19.65    (0.60)     13.74       13.14      --        --         (1.99)     --
     04/01/99-06/30/99(f)(g)                16.47    (0.06)      3.24        3.18      --        --         --         --
     03/31/99(1)                            12.70    (0.05)      4.92        4.87      --        --         (1.10)     --
     03/31/98(e)(1)                         10.00     0.02       2.68        2.70      --        --         --         --
Global Long-Short Fund - Class ML
     06/30/01(1)                           $29.98    (0.20)     (8.30)      (8.50)     --        --         (9.12)     --
     06/30/00                               19.35    (0.80)     13.42       12.62      --        --         (1.99)     --
     04/01/99-6/30/99(g)                    16.25    (0.15)      3.25        3.10      --        --         --         --
     03/31/99(1)                            12.64    (0.16)      4.87        4.71      --        --         (1.10)     --
     03/31/98(e)(1)                         10.00     0.00(2)    2.64        2.64      --        --         --         --
Global Long-Short Fund - Class C
     06/30/01(1)                           $27.72    (0.15)     (8.43)      (8.58)     --        --         (9.12)     --
     06/30/00                               18.01    (0.71)     12.41       11.70      --        --         (1.99)     --
     04/01/99-6/30/99(g)                    15.13    (0.13)      3.01        2.88      --        --         --         --
     03/31/99(1)                            11.83    (0.15)      4.55        4.40      --        --         (1.10)     --
     03/31/98(e)(1)                         10.00     0.00(2)    1.83        1.83      --        --         --         --
New Power Fund
     06/30/01(h)                           $10.00     0.03      (2.06)      (2.03)     (0.01)    --         (0.08)     --
Emerging Markets Fund
     06/30/01(1)                           $12.04     0.01      (3.13)      (3.12)     --        --         --         --
     06/30/00(1)                            10.24    (0.12)      1.92        1.80      --        --         --         --
     06/30/99                                9.86     0.92      (0.54)       0.38      --        --         --         --
     06/30/98                               16.85     0.07      (6.58)      (6.51)     (0.15)    --         (0.33)     --
     06/30/97                               14.19     0.07       2.66        2.73      (0.07)    --         --         --
          Fixed Income Funds
          ------------------
Total Return Bond Fund
     06/30/01                              $11.33     0.70       0.52        1.22      (0.70)    --         --         --
     06/30/00                               11.66     0.77      (0.20)       0.57      (0.75)    --         --       (0.15)
     06/30/99                               12.44     0.73      (0.35)       0.38      (0.73) (0.01)        (0.42)     --
     06/30/98(k)                            12.00     0.72       0.56        1.28      (0.72)    --         (0.12)   (0.00)(2)

------------------
(1) Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, because the use of the undistributed income method did not accord with results of operations.
(2)  Amount represents less than $0.01 per share.
(3)  Total return represents aggregate total return for the periods indicated.
(4)  Annualized.
(e)  The Global Long-Short Fund commenced operations on December 31, 1997.
(f) On January 29, 1999, Class R shares were issued in exchange for Class A shares.
(g)  The Fund changed its year end from March 31 to June 30.
(h) The New Power Fund commenced operations on September 29, 2001, through a limited offering of shares to employees of Montgomery to test certain investment strategies intended to achieve the Fund's objective. During this period the Fund was not open to the public, did not accept additional investments and did not allow regular redemptions. Accordingly, the per-share data for periods prior to the commencement of the public offering on October 31, 2001 are not necessarily representative of the expected operations of the Fund.
(k)  The Total Return Bond Fund commenced operations on June 30, 1997.

                                                                                             Expense
                                                                                              ratio
                                                              Net                             before
                                                Ratio of   investment                        deferral
                                                  net       income/                Expense   of fees by  Expense
                                      Net      investment    loss)                  ratio     Manager,    ratio
              Net Asset             assets,     income/     before                including  including  excluding
               Value -               end of    (loss) to    deferral   Portfolio  interest   interest   interest
    Total      End of    Total       period     average     of fees    turnover   and tax    and tax    and tax
distributions  Period   Return(3)   (in 000s)  net assets  by Manager    rate     expenses   expenses   expenses
------------------------------------------------------------------------------------------------------------------
  (9.12)        $13.16   (34.33)%     $90,973    (0.68)%   $(0.16)      143%       2.93%       2.93%      2.25%
  (1.99)         30.80    67.54       368,301    (1.92)     (0.60)      204        3.91        3.91       2.06
  --             19.65    19.61       216,300    (2.30)(4)  (0.06)       43        4.18(4)     4.61(4)    2.35(4)
  (1.10)         16.47    39.87        83,638    (0.35)     (0.09)      226        3.40        3.79       2.35
  --             12.70    27.20        16,579     0.65(4)   (0.05)       84        2.78(4)     5.19(4)    2.35(4)

  (9.12)        $12.36   (35.40)%      $9,304    (1.51)%   $(0.21)      143%       3.70%       3.70%      3.05%
  (1.99)         29.98    65.83        23,333    (2.65)     (0.80)      204        4.67        4.67       2.82
  --             19.35    19.38        18,704    (3.07)(4)  (0.16)       43        4.93(4)     5.36(4)    3.10(4)
  (1.10)         16.25    38.88        17,031    (1.10)     (0.28)      226        4.15        4.54       3.10
  --             12.64    26.50          $ 61    (0.10)(4)  (0.00)(2)    84        3.53(4)     5.94(4)    3.10(4)

  (9.12)        $10.02   (40.62)%      $3,102    (1.51)%   $(0.15)      143%       3.70%       3.70%      3.04%
  (1.99)         27.72    65.61         9,927    (2.65)     (0.71)      204        4.67        4.67       2.82
  --             18.01    19.37         7,209    (3.07)(4)  (0.15)       43        4.93(4)     5.36(4)    3.10(4)
  (1.10)         15.13    38.81         6,425    (1.10)     (0.26)      226        4.15        4.54       3.10
  --             11.83    18.50           202    (0.10)(4)  (0.00)(2)    84        3.53(4)     5.94(4)    3.10(4)

  (0.09)         $7.88   (20.40)%        $632     0.44%(4) $(0.47)      310%       1.52%(4)    9.14%(4)   1.46%(4)

  --             $8.92   (25.91)%    $166,948     0.12%    $(0.04)       97%       1.98%       2.46%      1.90%
  --             12.04    17.58       290,505    (1.03)     (0.13)      113        2.29        2.45       1.90
  --             10.24     3.85       344,907     0.01       0.96        86        2.05        2.15       1.90
  (0.48)          9.86   (39.20)      758,911     0.55       0.07        97        1.65        1.65       1.60
  (0.07)         16.85    19.34     1,259,457     0.48       --          83        --          --         1.67


  (0.70)        $11.85    11.06%      $31,788     6.02%     $0.63       449%       0.95%       1.59%      0.70%
  (0.90)         11.33     4.96        28,112     6.78       0.75       176        0.80        1.13       0.70
  (1.16)         11.66     3.20        38,476     5.88       0.72       158        1.16        1.25       0.70
  (0.84)         12.44    10.92        77,694     5.81       0.71       390        1.29        1.34       0.70


[Outside back cover]
                      You can find more information about The Montgomery Funds' investment policies in the Statement of Additional Information (SAI), incorporated by reference in this prospectus, which is available free of charge.

                      To request a free copy of the SAI, call 800.280.3372. You can review and copy further information about The Montgomery Funds, including the SAI, at the Securities and Exchange Commission's (SEC's) Public Reference Room in Washington, D.C. To obtain information on the operation of the Public Reference Room, call 202.942.8090. Reports and other information about The Montgomery Funds are available through the SEC's Web site at www.sec.gov. You can also obtain copies of this information, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C., 20549-0102, or e-mailing the SEC at publicinfo@sec.gov.

                      You can also find further information about The Montgomery Funds in our annual and semiannual shareholder reports, which discuss the market conditions and investment strategies that significantly affected each Fund's performance during the previous fiscal period. To request a free copy of the most recent annual or semiannual report, call 800.280.3372.

                      Corporate Headquarters:

                               The MONTGOMERY Funds
                               101 California Street
                               San Francisco, CA 94111-9361

                                                             [Logo]

                                                        Invest wisely.(R)
                                                         800.280.3372
                                                    www.montgomeryasset.com



                      SEC File Nos.:   The Montgomery Funds     811-6011
                                       The Montgomery Funds II  811-8064

                                             Funds Distributor, Inc. 10/01-- ___

                                                                     Rule 497(e)
                                                 File Nos. 33-69686 and 811-8064


Prospectus
October 31, 2001


The Montgomery Funds II(SM)

MONTGOMERY INSTITUTIONAL SERIES:
    International Growth Portfolio
    Emerging Markets Portfolio




The Montgomery Funds II has registered the mutual funds offered in this prospectus with the U.S. Securities and Exchange Commission (SEC). That registration does not imply, however, that the SEC endorses the Portfolios. The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

www.montgomeryasset.com                                             800.627.7933


                                TABLE OF CONTENTS
                                                                                          Page
                                                                                          ----
THE MONTGOMERY FUNDS II(S)M..................................................................1


OBJECTIVE....................................................................................4


PRINCIPAL STRATEGY...........................................................................4


PRINCIPAL RISKS..............................................................................4


FEES AND EXPENSES............................................................................5


EMERGING MARKETS PORTFOLIO...................................................................6


OBJECTIVE....................................................................................6


PRINCIPAL STRATEGY...........................................................................6


PRINCIPAL RISKS..............................................................................6


FEES AND EXPENSES............................................................................7


PORTFOLIO MANAGEMENT.........................................................................8


ADDITIONAL DISCUSSION OF PRINCIPAL STRATEGIES AND RELATED RISKS..............................9

   FUND OPERATING EXPENSES...................................................................9
   THE EURO: SINGLE EUROPEAN CURRENCY........................................................9
   DEFENSIVE INVESTMENTS.....................................................................9
   PORTFOLIO TURNOVER........................................................................9
   ADDITIONAL BENCHMARK INFORMATION.........................................................10

FINANCIAL HIGHLIGHTS........................................................................11

   WHAT YOU NEED TO KNOW ABOUT YOUR MONTGOMERY ACCOUNT......................................13
   HOW PORTFOLIO SHARES ARE PRICED..........................................................13
   FOREIGN INVESTORS........................................................................13
   INVESTING IN THE PORTFOLIOS THROUGH FINANCIAL INTERMEDIARIES.............................13
   BUYING AND SELLING SHARES THROUGH SECURITIES BROKERS AND BENEFIT PLAN ADMINISTRATORS.....14
   INVESTING IN THE PORTFOLIOS DIRECTLY WITH MONTGOMERY.....................................14
   OPENING A NEW ACCOUNT....................................................................14
   BUYING ADDITIONAL SHARES.................................................................14
   SELLING SHARES...........................................................................16
   OTHER POLICIES...........................................................................17
   MINIMUM ACCOUNT BALANCES.................................................................17
   UNCASHED REDEMPTION CHECKS...............................................................18
   IN-KIND REDEMPTIONS......................................................................18
   TRANSACTION CONFIRMATION.................................................................18
   TELEPHONE TRANSACTIONS...................................................................18
   TAX WITHHOLDING INFORMATION..............................................................19
   PRIVACY NOTICE...........................................................................19
   AFTER YOU INVEST.........................................................................20
   TAXES....................................................................................20
   DIVIDENDS AND DISTRIBUTIONS..............................................................20
   REFERRAL ARRANGEMENTS....................................................................20
   OUR PARTNERS.............................................................................20

www.montgomeryasset.com                                             800.627.7933


   HOW TO AVOID "BUYING A DIVIDEND".........................................................21


How to Contact Us:
Montgomery Institutional
Advisory Services
800.627.7933

Montgomery Web Site
www.montgomeryasset.com

Address General Correspondence to:
The MONTGOMERY Funds II
101 California Street
San Francisco, CA 94111-9361

www.montgomeryasset.com                                             800.627.7933

                         International Growth Portfolio
OBJECTIVE

|_| Long-term capital appreciation

PRINCIPAL STRATEGY

Invests in medium- and large-cap companies in developed markets outside the United States

Under normal conditions, the Portfolio invests at least 85% of its total net assets in the stocks of companies outside the United States whose shares have a stock market value (market capitalization) of more than $1 billion. The Portfolio currently concentrates its investments in the stock markets of western Europe, particularly France, Germany, Italy, the Netherlands and the United Kingdom, as well as developed markets in Asia, such as Japan and Hong Kong. The Portfolio typically invests in at least three different countries outside the United States, with no more than 40% of its assets in any one country.

The manager seeks well-managed companies that he believes will be able to increase their sales and corporate earnings on a sustained basis. From these potential investments, the manager favors companies that he considers to be under- or reasonably valued relative to their long-term prospects. The manager favors companies that he believes have a competitive advantage, offer innovative products or services, and may profit from such trends as deregulation and privatization. On a strategic basis, the Portfolio's assets may be allocated among countries in an attempt to take advantage of market trends. The manager and analysts frequently travel to the countries in which the Portfolio invests or may invest to gain firsthand insight into the economic, political and social trends that affect investments in those countries.

PRINCIPAL RISKS

By investing in stocks, the Portfolio may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies. The Portfolio's focus on mid-cap stocks may expose shareholders to additional risks. Securities of mid-cap companies may trade less frequently and in more-limited volume than those of larger, more mature companies. As a result, mid-cap stocks--and therefore the Portfolio--may fluctuate significantly more in valuE than do larger-cap stocks and funds that focus on them.

By investing primarily in foreign stocks, the Portfolio may expose shareholders to additional risks. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. In addition, most of the securities in which the Portfolio invests are denominated in foreign currencies, whose values may decline against the U.S. dollar.



Portfolio Management                              Financial Highlights
Oscar Castro, CFA                                 For more details, see page __

www.montgomeryasset.com                                             800.627.7933

Past Portfolio Performance The bar chart on the left below shows the risks of investing in the Portfolio and how the Portfolio's total return has varied from year to year. The table on the right compares the Portfolio's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.

    26.77%         -22.03%
------------------------------

                                  During the two-year period described above in
     ___                          the bar chart, the Portfolio's best quarter
    |   |                         was Q4 1999 (+28.81%) and the worst quarter
    |   |                         was Q2 2000 (-11.35%).
------------------------------
                   |   |
                   |___|

------------------------------
     1999           2000

Average Annual Returns Through 12/31/00


                                                1 Year    Inception (6/30/98)
----------------------------------------------------------------------------
Institutional International Growth Portfolio    -22.03%        -0.02%
----------------------------------------------------------------------------
MSCI EAFE Index(1)                              -13.96%        5.21%
----------------------------------------------------------------------------
(1) See page __ for a description of this index.

2001 Return Through 9/30/01 -35.65%

FEES AND EXPENSES

The following table shows the fees and expenses you may pay if you buy and hold shares of the Portfolio. Montgomery does not impose any front-end or deferred sales loads on this Portfolio.

Shareholder Fees (fees paid directly from your investment)
     Redemption Fee+                                                                            1.50%
Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)**
     Management Fee++                                                                           0.75%
     Distribution/Service (12b-1) Fee                                                           0.00%
     Other Expenses                                                                             0.45%
Total Annual Portfolio Operating Expenses                                                       1.20%
     Fee Reduction and/or Expense Reimbursement                                                 0.29%
-----------------------------------------------------------------------------------------------------------
Net Expenses                                                                                    0.91%

+ Deducted from the net proceeds of shares redeemed (or exchanged) within one year after purchase. Shareholders who have invested at least $2 million in the Portfolio (less any prior redemptions) are not subject to the redemption fee. $10 will be deducted from redemption proceeds sent by wire or overnight courier.

** Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Portfolio's total annual operating expenses (excluding interest and tax expenses) to 0.90%. This contract has a one-year term renewable at the end of each fiscal year. See page __ for an explanation of interest and tax expenses.

++The management fee of 0.75% will be reduced to 0.65% for accounts with assets exceeding $500 million.

Example of Portfolio expenses: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Portfolio's actual expenses or returns.

           1 Year       3 Years      5 Years         10 Years
           --------------------------------------------------
            $92          $321         $601           $1,518

www.montgomeryasset.com                                             800.627.7933

EMERGING MARKETS PORTFOLIO

OBJECTIVE

|_| Long-term capital appreciation

PRINCIPAL STRATEGY

Invests in companies based or operating primarily in developing economies throughout the world

Under normal conditions, the Portfolio invests at least 85% of its total assets in the stocks of companies of any size and based in the world's developing economies. The Portfolio typically maintains investments in at least six countries at all times, with no more than 25% of its assets in any one country. These may include:

|_| Latin America: Argentina, Brazil, Chile, Colombia, Costa Rica, Jamaica, Mexico, Peru, Trinidad and Tobago, Uruguay and Venezuela

|_| Asia: Bangladesh, China/Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan, Thailand and Vietnam

|_| Europe: Czech Republic, Greece, Hungary, Kazakhstan, Poland, Portugal, Romania, Russia, Slovakia, Slovenia, Turkey and Ukraine

|_| The Middle East: Israel and Jordan

|_| Africa: Egypt, Ghana, Ivory Coast, Kenya, Morocco, Nigeria, South Africa, Tunisia and Zimbabwe

The Portfolio's strategy combines in-depth financial review with on-site analysis of companies, countries and regions to identify potential investments. The managers and analysts frequently travel to the emerging markets to gain firsthand insight into the economic, political and social trends that affect investments in those countries. The Portfolio allocates its assets among emerging countries with stable or improving macroeconomic environments and invests in companies within those countries that the portfolio managers believe have high capital appreciation potential without excessive risks. The portfolio managers strive to keep the Portfolio well diversified across individual stocks, industries and countries to reduce its overall risk.

PRINCIPAL RISKS

By investing in stocks, the Portfolio may expose you to certain risks that could cause you to lose money, particularly a decline in a holding's share price or an overall decline in the stock market. In addition, the risks of investing in the emerging markets are considerable. Emerging stock markets tend to be much more volatile than the U.S. market due to relative immaturity and occasional instability. Some emerging markets restrict the flow of money into or out of their stock markets and impose restrictions on foreign investors. These markets tend to be less liquid and offer less regulatory protection for investors. The economies of emerging countries may be based on only a few industries or on revenue from particular commodities and international aid. Most of the securities in which the Portfolio invests are denominated in foreign currencies, whose values may decline against the U.S. dollar.



Portfolio Management                              Financial Highlights
Josephine Jimenez, CFA                            For more details, see page __
Frank Chiang

www.montgomeryasset.com                                             800.627.7933

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


Past Portfolio Performance The bar chart on the left below shows the risks of investing in the Portfolio and how the Portfolio's total return has varied from year to year. The table on the right compares the Portfolio's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.


  -9.24%     -7.12%    13.00%    -2.00%    -35.00%  66.87%    -27.44%

------------------------------------------------------------------------
                                                     ____
                                                    |    |
                                                    |    |
                                                    |    |
                         ____                       |    |
                        |    |                      |    |
                        |    |                      |    |
------------------------------------------------------------------------
  |    |     |____|               |____|    |    |             |    |
  |____|                                    |    |             |    |
                                            |    |             |____|
                                            |____|

------------------------------------------------------------------------
   1994       1995      1996      1997      1998      1999      2000

Average Annual Returns Through 12/31/00

During the seven-year period described above in the bar chart, the Portfolio's best quarter was Q4 1999 (+35.21%) and the worst quarter was Q3 1998 (-23.67%).


                                                                   Inception
                                        1 Year       5 Years      (12/17/93)
--------------------------------------------------------------------------------
Institutional Emerging Markets          -27.44        -2.70          -4.06
  Portfolio
--------------------------------------------------------------------------------
MSCI Emerging Markets Free Index*       -30.61        -4.17          2.74

* See page __ for a description of this index.

2001 Return Through 9/30/01: -24.44%

FEES AND EXPENSES

The following table shows the fees and expenses you may pay if you buy and hold shares of the Portfolio. Montgomery does not impose any deferred sales loads on this Portfolio.


Shareholder Fees (fees paid directly from your investment)
   Investment Expense Reimbursement Fee+                                                       0.75%
Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)**
   Management Fee++                                                                            1.11%
   Distribution/Service (12b-1) Fee                                                            0.00%
   Other Expenses                                                                              2.07%
Total Annual Portfolio Operating Expenses                                                      3.18%
   Fee Reduction and/or Expense Reimbursement                                                  1.87%
-----------------------------------------------------------------------------------------------------
Net Expenses                                                                                   1.31%

+ The investment expense reimbursement fee is paid to the Portfolio to offset certain costs, such as brokers' commissions, incurred by the Portfolio in investing cash received from shareholders. This fee is paid directly to the Portfolio. The investment expense reimbursement fee will not be charged on investments made in the form of securities acceptable to Montgomery Asset Management, LLC (the "Manager"). Shares purchased by the Manager on behalf of advisory clients for which it has investment discretion will not be subject to this fee. $10 will be deducted from redemption proceeds sent by wire or overnight courier.
** Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Portfolio's total annual operating expenses (excluding interest and tax expenses) to 1.25%. This contract has a one-year term renewable at the end of each fiscal year. See page __ for an explanation of interest and tax expenses.
++ The management fee of 1.25% will be reduced to 1.00% for accounts with assets exceeding $50 million and to 0.90% for accounts with assets exceeding $100 million.

Example of Portfolio expenses: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes that an investment is made with securities (so the investment expense reimbursement fee does not apply) and assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Portfolio's actual expenses or returns.

           1 Year       3 Years      5 Years         10 Years
           --------------------------------------------------
           $133         $615         $1,321          $2,606


www.montgomeryasset.com                                             800.627.7933

PORTFOLIO MANAGEMENT

The investment manager of the Portfolios is Montgomery Asset Management, LLC. Founded in 1990 Montgomery Asset Management is a subsidiary of Commerzbank AG, one of the largest publicly held commercial banks in Germany. As of September 30, 2001, Montgomery Asset Management managed approximately $7.3 billion on behalf of some 150,000 investors in The Montgomery Funds. Montgomery may rely on the expertise, research and resources of Commerzbank AG and its worldwide affiliates in managing the Portfolios.

OSCAR CASTRO, CFA, Senior Portfolio Manager

Mr. Castro has managed the Montgomery Institutional Series:
International Growth Portfolio since its inception in 1998. Prior to joining Montgomery in 1993, Mr. Castro was vice president and portfolio manager at G.T. Capital Management, where he helped launch and manage mutual funds specializing in global telecommunications and Latin America. Prior to that he was a founder and co-manager of the Common Goal World Fund, a global equity partnership. Mr. Castro holds a Master of Business Administration degree in Finance from Drexel University in Pennsylvania and a Bachelor of Science degree in Chemical Engineering from Simon Bolivar University in Venezuela.

FRANK CHIANG, Portfolio Manager

Mr. Chiang joined Montgomery in 1996, co-managing the Montgomery Institutional
Series: Emerging Markets Portfolio. From 1993 to 1996, he was with TCW Asia Ltd., Hong Kong, where he was a managing director and portfolio manager responsible for TCW's Asian Equity strategy. Prior to that he was associate director and portfolio manager for Wardley Investment Services, Hong Kong, where he created and managed three dedicated China funds. Mr. Chiang has a Bachelor of Science degree in Physics and Mathematics from McGill University in Montreal, Canada, and a Master of Business Administration and Finance degree from New York University. He is fluent in three Chinese dialects: Mandarin, Shanghainese and Cantonese.

JOSEPHINE JIMENEZ, CFA, Senior Portfolio Manager

Ms. Jimenez joined Montgomery in 1991 to launch the firm's emerging markets discipline and has managed the Montgomery Institutional Series: Emerging Markets Portfolio since it launched in 1993. Prior to joining Montgomery, Ms. Jimenez was a portfolio manager at Emerging Markets Investors Corporation. From 1981 through 1988, she analyzed U.S. equity securities, first at Massachusetts Mutual Life Insurance Company, then at Shawmut Corporation. She received a Master of Science degree from the Massachusetts Institute of Technology and a Bachelor of Science degree from New York University.

Management Fees and Operating Expense

Limits The table below shows the management fee rate actually paid to Montgomery Asset Management over the past fiscal year and the contractual limit on total operating expenses for the Portfolios. The management fee amounts shown may vary from year to year, depending on actual expenses. Actual fee rates may be greater than contractual rates to the extent Montgomery recouped previously deferred fees during the fiscal year.

                                                                LOWER OF TOTAL
                                                                EXPENSE CAP OR
                                              MANAGEMENT         ACTUAL TOTAL
                                                 FEES              EXPENSES
MONTGOMERY INSTITUTIONAL SERIES:             (annual rate)       (annual rate)

    International Growth Portfolio              0.63%               0.90%
    Emerging Markets Portfolio                  0.84%               1.25%

www.montgomeryasset.com                                             800.627.7933

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

ADDITIONAL DISCUSSION OF PRINCIPAL STRATEGIES AND RELATED RISKS

Fund Operating Expenses

Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the total annual operating expenses of the International Growth Portfolio to 0.90% and the Emerging Markets Portfolio to 1.25%. Certain expenses, which are required to be excluded from the calculation of the expense limit, may cause each Portfolio's annual operating expenses to exceed its respective operating expense limits. The expenses include: (a) interest expense incurred on (i) borrowings under a line of credit used to meet shareholder redemption requests or (ii) other borrowings and (b) commissions, duties and capital-gains taxes imposed on the sale of securities in certain foreign countries. Shareholders are not entitled to a credit for foreign capital-gains taxes incurred by the Portfolios. The Portfolios may, however, elect to pass through foreign income-tax credits to the shareholders.

The Euro: Single European Currency

On January 1, 1999, the European Union (EU) introduced a single European currency called the euro. Eleven of the 15 EU members have begun to convert their currencies to the euro: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain (leaving out Britain, Sweden, Denmark and Greece). For the first three years, the euro will be a phantom currency (only an accounting entry). Euro notes and coins will begin circulating in 2002.

The euro has been introduced, but the following uncertainties will continue to exist for some time:

o Whether the payment, valuation and operational systems of banks and financial institutions can operate reliably

o The applicable conversion rate for contracts stated in the national currency of an EU member

o How clearing and settlement systems needed to process transactions reliably will work

o What the effects of the euro on European financial and commercial markets will be

o How new legislation and regulations will affect euro-related issues

These and other factors could cause market disruptions and affect the value of your shares in a Portfolio in the event that it invests in companies conducting business in Europe. Montgomery and its key service providers have taken steps to address euro-related issues, but there can be no assurance that these efforts will be sufficient.

Defensive Investments

At the discretion of its portfolio manager(s), each Portfolio may invest up to 100% of its assets in cash for temporary defensive purposes. The Portfolios are not required or expected to take such a defensive posture. But, if used, such an unlikely stance may help the Portfolios minimize or avoid losses during adverse market, economic or political conditions. During such a period, a Portfolio may not achieve its investment objective. For example, should the market advance during the period, the Portfolio may not participate as much as it would have if it had been more fully invested.

Portfolio Turnover

The Portfolios' managers will sell a security when they believe it is appropriate to do so, regardless of how long the Portfolios have owned that security. Buying and selling securities generally involves some expense to the Portfolios, such as commission paid to brokers and other transaction costs. By selling a security, a Portfolio may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher a Portfolio's annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. Increased brokerage costs may adversely affect a Portfolio's performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-exempt investor or through a tax-deferred account, the distribution of

www.montgomeryasset.com                                             800.627.7933
capital gains may affect your after-tax return. Annual portfolio turnover of 100% or more is considered high. See "Financial Highlights" beginning on page __ for each Portfolio's historical portfolio turnover.

Additional Benchmark Information

The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged, capitalization-weighted composite index that covers individual securities within the equity markets of approximately 25 emerging markets countries.

The MSCI Europe, Australasia and Far East (EAFE) Index, a capitalization-weighted index, is composed of 21 developed market countries in Europe, Australasia and the Far East. The returns are presented net of dividend withholding taxes.

www.montgomeryasset.com                                             800.627.7933

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolios' performance for the periods shown. The following selected per-share data and ratios for the periods ended June 30, 2001, June 30, 2000, June 30, 1999, March 31, 1999, and June 30, 1998, were audited by PricewaterhouseCoopers LLP. Their August 13, 2001, August 18, 2000, August 18, 1999, and August 14, 1998, reports appear in the 2001, 2000, 1999 and 1998 Annual Reports of the Portfolio. Information for the period ended June 30, 1996, through June 30, 1997, was audited by other independent accountants, whose reports are not included here. The total return figures in the table represent the rate an investor would have earned (or lost) on an investment in the Portfolios (assuming reinvestment of all dividends and distributions).



                                                        MONTGOMERY INSTITUTIONAL SERIES:
                                                       INTERNATIONAL GROWTH PORTFOLIO
Selected per-share data for the year or
period ended June 30:                                2001          2000##         1999(a)

Net asset value--beginning of period                $11.40         $10.18         $10.00
-------------------------------------------------------------------------------------------
Net investment income                                0.06           0.01           0.08

Net realized and unrealized gain/(loss) on
   investments                                      (3.45)          1.41           0.10

Net increase/(decrease) in net assets
   resulting from investment operations             (3.39)          1.42           0.18

Distributions:

Dividends from net investment income                --             --             --

Dividends in excess of net investment income        --             (0.01)         --

Distributions from net realized capital gains       (0.76)         (0.19)         --

Distributions in excess of net realized
   capital gains                                    --             --             --

Total distributions                                 (0.76)         (0.20)         --

Net asset value--end of period                       $7.25         $11.40         $10.18
-------------------------------------------------------------------------------------------
Total return**                                     (31.04)%        13.91%          1.80%
-------------------------------------------------------------------------------------------
Ratios to average net assets/supplemental
data

Net assets, end of year (in 000s)                 $210,625       $275,141       $148,831
Ratio of net investment income to average
   net assets                                        0.63%          0.12%          1.50%

Net investment income before deferral of
   fees by Manager                                  $0.04          $0.00#         $0.07

Portfolio turnover rate                             227%           218%           155%

Expense ratio including interest and tax
   expenses                                          0.91%          0.92%          0.90%

Expense ratio before deferral of fees by
   Manager, including interest and tax
   expenses                                          1.20%          1.08%          1.09%

Expense ratio excluding interest and tax
   expenses                                          0.89%          0.90%          0.90

(a) The Montgomery Institutional Series: International Growth Portfolio commenced operations on June 30, 1998.
**  Total return represents aggregate total return for the periods indicated.
#   Amount represents less than $0.01 per share.
## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, because the use of the undistributed income method did not accord with results of operations.

www.montgomeryasset.com                                             800.627.7933


                                                    MONTGOMERY INSTITUTIONAL SERIES:
                                                    EMERGING MARKETS PORTFOLIO
                                                       2001         2000          1999         1998         1997
Selected per-share data for the year or period
ended June 30:
--------------------------------------------------------------------------------------------------------------------
Net asset value--beginning of period                    $47.07        $39.05      $35.61        $58.52       $49.09
Net investment income/(loss)                             0.67         (0.45)       0.38          0.32         0.43
Net realized and unrealized gain/(loss) on
   investments                                         (12.44)         8.47        3.06        (22.44)        9.46
Net increase/(decrease) in net assets
   resulting from investment operations                (11.77)         8.02        3.44        (22.12)        9.89
Effect of redemption expense reimbursement fee         --            --           --            --            0.02
Distributions:
Dividends from net investment income                   --            --           --            (0.64)       (0.48)
Dividends in excess of net investment income           --            --           (0.00)#       --           --
Distributions from net realized capital gains          --            --           --            (0.15)       --
Distributions in excess of net realized capital
   gains                                               --            --           --            --           --
Total distributions                                    --            --           (0.00)#       (0.79)       (0.48)
Net asset value--end of period                          $35.30        $47.07      $39.05        $35.61       $58.52
--------------------------------------------------------------------------------------------------------------------
Total return**                                         (24.97)%       20.42%       9.75%       (38.05)%      20.45%
--------------------------------------------------------------------------------------------------------------------
Ratios to average net assets/supplemental data
Net assets, end of year (in 000s)                    $66,761      $104,553      $103,661     $197,578     $334,181
Ratio of net investment income/(loss) to
   average net assets                                    1.17%        (0.77)%      0.79%         0.96%        0.86%
Net investment income/(loss) before deferral of
   fees by Manager                                     $(0.31)       $(1.38)     $(0.11)        $0.03        $0.26
Portfolio turnover rate                                171%          116%         115%          104%          85%
Expense ratio including interest and tax
   expenses                                              1.31%         2.15%       1.45%         1.25%        1.26%
Expense ratio before deferral of fees by
   Manager, including interest and tax expenses          3.18%         3.74%       2.42%         1.66%        1.61%
Expense ratio excluding interest and tax
   expenses                                              1.25%         1.25%       1.25%         1.25%        1.26%


**  Total return represents aggregate total return for the periods indicated.
#   Amount represents less than $0.01 per share.

www.montgomeryasset.com                                             800.627.7933

What You Need to Know About Your Montgomery Account

You pay no sales charge to invest in the Portfolios. Trade requests received after the close of trading on the New York Stock Exchange (NYSE), normally 1:00 P.M. Pacific time (4:00 P.M. eastern time) will be executed at the following business day's closing price. The minimum initial investment in each Portfolio is $2 million. Subsequent investments in the International Growth Portfolio must be at least $10,000; subsequent investments in the Emerging Markets Portfolio must be at least $100,000.

Under certain conditions, we may waive these minimums. If you buy shares through a broker or investment adviser, different requirements may apply. All investments must be made in U.S. dollars. Purchases may also be made in certain circumstances by payment of securities. See "In-kind Purchases" below and the Statement of Additional Information for further details.

We must receive payment from you within three business days of your purchase. In addition, the Portfolios and the Distributor each reserve the right to reject any purchase.

How Portfolio Shares Are Priced

How and when we calculate each Portfolio's price or net asset value (NAV) determines the price at which you will buy or sell shares. We calculate each Portfolio's NAV by dividing the total value of its assets by the number of outstanding shares. We base the value of each Portfolio's investments on their market value, usually the last price reported for each security before the close of market that day. A market price may not be available for securities that trade infrequently. Occasionally, an event that affects a security's value may occur after the market closes. This is more likely to happen for foreign securities traded in foreign markets that have different time zones than in the United States. Major developments affecting the prices of those securities may occur after the foreign markets in which such securities trade have closed, but before the Portfolios calculate their NAVs. In this case Montgomery, under the supervision of the Portfolios' Board of Trustees or Pricing Committee, will make a good-faith estimate of the security's "fair value," which may be higher or lower than the security's closing price in its relevant market.

We calculate each Portfolio's NAV after the close of trading on the NYSE every day that the NYSE is open for trading. We do not calculate NAVs on days that the NYSE is closed. An exception applies as described below. Additionally, the Portfolios may, but do not expect to, determine the NAVs of their shares on any day the NYSE is not open for trading if there is sufficient trading in their portfolio securities on such days. If we receive your order by the close of trading on the NYSE, you can purchase shares at the price calculated for that day. The NYSE usually closes at 4:00 P.M. eastern time on weekdays, except for holidays. If your order is received after the NYSE has closed, your shares will be priced at the next NAV we determine after the receipt of your order. More details about how we calculate the Portfolios' NAVs are provided in the Statement of Additional Information.

|_|   The Portfolios invest in securities denominated in foreign currencies and traded on foreign exchanges. To determine their value, we convert their foreign-currency price into U.S. dollars by using the exchange rate last quoted by a major bank. Exchange rates fluctuate frequently and may affect the U.S. dollar value of foreign-denominated securities, even if their market price does not change. In addition, some foreign exchanges are open for trading when the U.S. market is closed. As a result, each Portfolio's foreign securities--and its price--may fluctuate during periods when you can't buy, sell or exchange shares in that Portfolio.

Foreign Investors

Foreign citizens and resident aliens of the United States living abroad may not invest in the Portfolios.

Investing in the Portfolios Through Financial Intermediaries

The Portfolios are available to institutional investors and investment advisers through select programs.

www.montgomeryasset.com                                             800.627.7933

Buying and Selling Shares Through Securities Brokers and Benefit Plan Administrators

You may purchase and sell shares through securities brokers and benefit plan administrators or their subagents. You should contact them directly for information regarding how to invest or redeem through them. They may also charge you service or transaction fees. If you purchase or redeem shares through them, you will receive the NAV calculated after receipt of the order by them (generally, 4:00 P.M. eastern time) on any day the NYSE is open for trading. If your order is received by them after that time, it will be purchased or redeemed at the next calculated NAV. Brokers and benefit plan administrators who perform shareholder servicing for the Portfolios may receive fees from the Portfolios or Montgomery for providing those services.

Investing in the Portfolios Directly with Montgomery

Opening a New Account

|_| By Mail Send your signed, completed application, with a check payable to The Montgomery Funds, to the appropriate address at right. Your check must be in U.S. dollars and drawn only on a bank located in the United States. We do not accept third-party checks, "starter" checks, credit-card checks, instant-loan checks or cash investments. We may impose a charge on checks that do not clear.

|_| By Wire Call us at 800.627.7933, option {2}, to let us know that you intend to make your initial investment by wire. Tell us your name, the name of the Portfolio and the amount you want to invest. We will give you further instructions and a fax number to which you should send your completed New Account application. To ensure that we handle your investment accurately, include complete account information in all wire instructions. Then request your bank to wire money from your account to the attention of:

State Street Bank and Trust Company
ABA #101003621
For: DST Systems, Inc.

and include the following:

Account #7526601
Attention: The Montgomery Funds II
For credit to: [shareholder(s) name]
Shareholder Account Number: [shareholder(s) account number]
Name of Portfolio: [name of Portfolio]

Please note that your bank may charge a wire transfer fee.
|_| By Phone To make an initial investment by phone, you must have been a current Montgomery shareholder for at least 30 days. Your purchase of the Portfolios must meet their investment minimum and is limited to the total value of your existing accounts or $10,000, whichever is greater. To complete the transaction, we must receive payment within three business days. We reserve the right to collect any losses from your account if we do not receive payment within that time.

|_| In-kind Purchases An investor may purchase shares of the Portfolios by tendering payment in-kind in the form of securities, provided that any such tendered securities are readily marketable, their acquisition is consistent with the Portfolios' investment objectives and policies, and the tendered securities are otherwise acceptable to the Portfolios' managers. For purposes of in-kind purchases, a security will be considered "readily marketable" if it is in the process of undergoing customary settlement and/or registration in its primary market. For purposes of sales of Portfolio shares, the tendered securities shall be valued at the identical time and in the identical manner that the securities of the Portfolio are valued for the purpose of calculating the net asset value of the Portfolios' shares.

Buying Additional Shares
|_| By Mail Complete the form at the bottom of any Montgomery statement and mail it with your check payable to The Montgomery Funds to the appropriate address below. Or mail a check with a signed letter noting the name of the

www.montgomeryasset.com                                             800.627.7933

Portfolio, your account number and telephone number. We will mail you a confirmation of your investment. Note that we may impose a charge on checks that do not clear.

www.montgomeryasset.com                                             800.627.7933

Regular Mail
The Montgomery Funds II
c/o DST Systems, Inc.
P.O. Box 219073
Kansas City, MO 64121-9073

Express Mail or Overnight Courier
The Montgomery Funds II
c/o DST Systems, Inc.
210 West 10th Street
8th Floor
Kansas City, MO 64105-1614

|_| By Phone Current shareholders are automatically eligible to buy shares by phone. To buy shares in a Portfolio you currently own or to invest in a new Portfolio, call 800.627.7933, option {2}. There are restrictions on the dollar amount of shares you may buy by phone.

We must receive payment for your purchase within three business days of your request. To ensure that we do, you can:

>> Transfer money directly from your bank account by mailing a written request and a voided check or deposit slip (for a savings account)

>>  Send us a check by overnight or second-day courier service

>> Instruct your bank to wire money to our affiliated bank using the information provided on this page

|_| By Wire There is no need to contact us when buying additional shares by wire. Instruct your bank to wire funds to our affiliated bank using the information on the previous page.

Exchanging Shares

|_| You may exchange shares in the Portfolio for shares in another, in accounts with the same registration, Taxpayer Identification Number and address. Applicable minimums apply to exchanges as well as to purchases. Note that an exchange is treated as a sale and may result in a realized gain or loss for tax purposes. You may exchange shares by phone at 800.627.7933, option {2}.

Other Exchange Policies

|_| We will process your exchange order at the "next-calculated" NAV. This means that if your exchange order is received after 4:00 P.M. eastern time on a particular day, it will be processed at the NAV calculated on the next trading day.

|_| You may exchange shares only if the Portfolios are qualified for sale in your state. Call 800.627.7933, option {2}, for information on availability in your state. You may not exchange shares in one Portfolio for shares of another that is currently closed to new shareholders unless you are already a shareholder in the closed Portfolio.

|_| Because excessive exchanges can harm a Portfolio's performance, we reserve the right to terminate your exchange privileges if you make more than four exchanges out of any one Portfolio during a 12-month period. We may also refuse an exchange into a Portfolio from which you have sold shares within the previous 90 days (accounts under common control and accounts having the same Taxpayer Identification Number will be counted together).

Selling Shares

You may sell some or all of your Portfolio shares on days that the NYSE is open for trading. Note that a redemption is treated as a sale and may result in a realized gain or loss for tax purposes.

Your shares will be sold at the next NAV we calculate for the Portfolio after receiving your order. We will promptly pay the proceeds to you, less any redemption charges, normally within three business days of receiving your order and

www.montgomeryasset.com                                             800.627.7933
all necessary documents (including a written redemption order with the appropriate signature guarantee). We will mail or wire you the proceeds, depending on your instructions. Redemption proceeds from shares purchased by check or bank transfer may be delayed up to 15 calendar days to allow the check or transfer to clear.

Shares can be sold in several ways:

|_| By Mail Send us a letter including your name, the Montgomery account number, the name of the Portfolio, and the dollar amount or number of shares you want to sell. You must sign the letter in the same way your account is registered. If you have a joint account, all account holders must sign the letter.

If you want the proceeds to go to a party other than the account owner(s) or your predesignated bank account, or if the dollar amount of your redemption exceeds $50,000, you must obtain a signature guarantee (not a notarization), available from many commercial banks, savings associations, stock brokers and other National Association of Securities Dealers member firms.

If you want to wire your redemption proceeds but do not have a predesignated bank account, include a voided check or deposit slip with your letter. The minimum wire amount is $500. Wire charges, if any, will be deducted from the redemption proceeds. We may permit lesser wire amounts or fees at our discretion.

|_| By Phone You may accept or decline telephone redemption privileges on your New Account application. If you accept, you will be able to sell up to $50,000 in shares by phone. If you included bank wire information on your New Account application or made arrangements later for wire redemptions, proceeds can be wired to your bank account. Please allow at least two business days for the proceeds to be credited to your bank account. If you want proceeds to arrive at your bank on the next business day (subject to bank cutoff times), there is a $10 fee. For more information about our telephone transaction policies, see "Other Policies" below.

|_| Redemption Fees The redemption fee is intended to compensate the International Growth Portfolio for the increased expenses to longer-term shareholders and the disruptive effect on the Portfolio caused by short-term investments. The redemption fee will be assessed on the net asset value of the shares redeemed or exchanged and will be deducted from the redemption proceeds otherwise payable to the shareholder. The Portfolio will retain the fee charged.

Shareholders who have invested at least $2 million (less any prior redemptions) in the International Growth Portfolio are exempt from the redemption fee. This requirement also applies individually to shareholders who own shares indirectly through a financial intermediary (such as a no-transaction-fee network or a financial advisor). When calculating the total amount invested for purposes of this exception, any increase or decrease in the value of a shareholder's account due to market appreciation and/or depreciation is not included.

|_| Investment Expense Reimbursement Fee The investment expense reimbursement fee is intended to defray costs associated with investing the proceeds received by the Emerging Markets Portfolio and to offset the dilutive effect those costs would otherwise have on the net asset value of shares held by existing shareholders.

Additionally, the following fees may also be charged when you sell your shares:

>> For shares sold by wire, a $10 wire transfer fee will be deducted directly from the proceeds.

>> For redemption checks requested by FedEx, a $10 fee will be deducted directly from the redemption proceeds.

In accordance with the rules of the Securities and Exchange Commission (SEC), we reserve the right to suspend redemptions under extraordinary circumstances.

Other Policies

Minimum Account Balances

Due to the cost of maintaining small accounts, we require a minimum account balance of $10,000. If your account balance falls below that amount for any reason, we will ask you to add to your account. If your account balance is not brought up to the minimum or you do not send us other instructions, we will redeem your shares and send you the proceeds. We believe that this policy is in the best interests of all our shareholders.

www.montgomeryasset.com                                             800.627.7933

Uncashed Redemption Checks

If you receive your Portfolio redemption proceeds or distributions by check (instead of by wire) and it does not arrive within a reasonable period of time, call us at 800.627.7933, option {2}. Please note that we are responsible only for mailing redemption or distribution checks and not for tracking uncashed checks or determining why checks are uncashed. If your check is returned to us by the U.S. Postal Service or other delivery service, we will hold it on your behalf for a reasonable period of time. We will not invest the proceeds in any interest-bearing account. No interest will accrue on uncashed distribution or redemption proceeds.

In-kind Redemptions

When in the judgment of Montgomery Asset Management (the "Manager") it is consistent with the best interests of a Portfolio, an investor may redeem shares of a Portfolio and receive securities from the Portfolio selected by the Manager at its sole discretion, provided that such redemption is not expected to affect the Portfolio's ability to attain its investment objective or otherwise materially affect its operations. For the purposes of redemptions in-kind, the redeemed securities shall be valued at the identical time and in the identical manner as the other Portfolio securities for purposes of calculating the net asset value of the Portfolio's shares.

Transaction Confirmation

If you notice any errors on your trade confirmation, you must notify the relevant Portfolio of such errors within 30 days following the mailing of that confirmation. The Portfolios will not be responsible for any loss, damage, cost or expense arising out of any transaction that appears on your confirmation after this 30-day period.

Telephone Transactions

By buying, selling or exchanging shares over the phone, you agree to reimburse the Portfolios for any expenses or losses incurred in connection with transfers of money from your account. This includes any losses or expenses caused by your bank's failure to honor your debit or act in accordance with your instructions. If your bank makes erroneous payments or fails to make payment after you buy shares, we may cancel the purchase and immediately terminate your telephone transaction privileges. In addition, we may discontinue these privileges at any time upon prior written notice. You may discontinue phone privileges at any time.

The shares you purchase by phone will be priced at the first net asset value we determine after receiving your purchase. You will not actually own the shares, however, until we receive your payment in full. If we do not receive your payment within three business days of your request, we will cancel your purchase. You may be responsible for any losses incurred by the Portfolios as a result.

Please note that we cannot be held liable for following telephone instructions that we reasonably believe to be genuine. We use the following safeguards to ensure that the instructions we receive are accurate and authentic, such as:

>>  Recording certain calls
>> Requiring an authorization number or other personal information not likely to be known by others
>>  Sending a transaction confirmation to the investor

Montgomery and its Transfer Agent may be held liable for any losses due to unauthorized or fraudulent telephone transactions only if we have not followed these reasonable procedures.

We reserve the right to revoke the telephone transaction privileges of any shareholder at any time if he or she has used abusive language or misused the phone privileges by making purchases and redemptions that appear to be part of a systematic market-timing strategy.

If you notify us that your address has changed, to protect you and your account we will temporarily suspend your telephone redemption privileges until 30 days after your notification. We require all redemption requests made during this period to be in writing with a signature guarantee.

Shareholders may experience delays in exercising telephone redemption privileges during periods of volatile economic or market conditions. In these cases you may want to transmit your redemption request:

www.montgomeryasset.com                                             800.627.7933

>>  By overnight courier
>>  By telegram

You may discontinue telephone privileges at any time.

Tax Withholding Information

Be sure to complete the Taxpayer Identification Number (TIN) section of the New Account application. If you don't have a Social Security Number or TIN, apply for one immediately by contacting a local office of the Social Security Administration or the Internal Revenue Service (IRS). If you do not provide us with a TIN or Social Security Number, federal tax law may require us to withhold 31% of your taxable dividends, capital-gain distributions, and redemption and exchange proceeds (unless you qualify as an exempt payee under certain rules).

Other rules about TINs apply for certain investors. If the IRS has notified you that you are subject to backup withholding because you failed to report all interest and dividend income on your tax return, you must check the appropriate item on the New Account application. Foreign shareholders should note that any dividends a Portfolio pays to them may be subject to up to 30% withholding instead of backup withholding.

Privacy Notice

The Montgomery Funds may collect or capture nonpublic information about you from the following sources:

o   The Montgomery Funds New Account application or other forms;

o   Oral conversations with our representatives;

o   Your transactions with us; and

o   Electronic sources such as our Web sites or e-mails.

We do not disclose any nonpublic personal information about our customers or former customers to non-affiliated third parties without the customer's authorization, except as permitted by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as the transfer agent or brokers) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

www.montgomeryasset.com                                             800.627.7933

After You Invest


Taxes

IRS rules require that the Portfolios distribute all of their net investment income and capital gains, if any, to shareholders. Capital gains may be taxable at different rates, depending on the length of time a Portfolio holds its assets. We will inform you about the source of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of their tax status. The Portfolios' distributions, whether received in cash or reinvested, may be taxable. Any redemption of a Portfolio's shares or any exchange of a Portfolio's shares for those of another Montgomery Fund will be treated as a sale, and any gain on the transaction may be taxable.

Additional information about tax issues relating to the Portfolios can be found in our Statement of Additional Information, available free by calling 800.627.7933, option {2}. Consult your tax advisor about the potential tax consequences of investing in the Portfolios.

Dividends and Distributions

As a shareholder in a Portfolio, you may receive income dividends and capital-gain distributions for which you will owe taxes (unless you invest solely through a tax-advantaged account such as a 401(k) plan). Dividends and distributions are paid to all shareholders who maintain accounts with the Portfolio as of its "record date."

If you would like to receive distributions in cash, indicate that choice on your New Account application. Otherwise, the distributions will be reinvested in additional Portfolio shares.

Referral Arrangements

The Portfolios' Distributor compensates selected solicitors for bringing to the Portfolios new accounts or investments. The Portfolios will not pay this compensation out of their assets unless they have adopted a Rule 12b-1 plan. For specific information about these arrangements, you may request the Statement of Additional Information, available free by calling 800.627.7933, option {2}.

OUR PARTNERS

As a Montgomery shareholder, you may see the names of our partners on a regular basis. We all work together to ensure that your investments are handled accurately and efficiently.

Funds Distributor, Inc., located in New York City and Boston, distributes the Portfolios.

DST Systems, Inc., located in Kansas City, Missouri, is the Portfolio's Master Transfer Agent, who performs certain recordkeeping and accounting functions for the Portfolios.

State Street Bank and Trust Company, (formerly Investors Fiduciary Trust Company), also located in Kansas City, Missouri, assists DST Systems, Inc., with certain recordkeeping and accounting functions for the Portfolios.

www.montgomeryasset.com                                             800.627.7933


------------------------------------------------------------------------------------------------------------------------
MONTGOMERY FUND                          INCOME DIVIDENDS                            CAPITAL GAINS
------------------------------------------------------------------------------------------------------------------------
Institutional International Growth       Declared and paid in the                    Declared and paid in the
Portfolio                                last quarter of each calendar year*         last quarter of each calendar year*



Institutional Emerging Markets           Declared and paid in the                    Declared and paid in the
Portfolio                                last quarter of each calendar year*         last quarter of each calendar year*
------------------------------------------------------------------------------------------------------------------------

* Following their fiscal year end (June 30), the Portfolios may make additional distributions to avoid the imposition of a tax.

During the year, we will also send you the following communications:

>>  Confirmation statements

>>  Account statements, mailed after the close of each calendar quarter

>> Annual and semiannual reports, mailed approximately 60 days after June 30 and December 31

>>  1099 tax form, sent by January 31

>>  Annual updated prospectus, mailed to existing shareholders in the fall

To save you money, we send only one copy of each shareholder report, prospectus and prospectus supplement to your household if you hold accounts under a common ownership or at the same address (regardless of the number of shareholders or accounts at that household or address). We will household all shareholder documents indefinitely; however, if you prefer to continue to receive separate mailings for each shareholder living in your household, please call 800.627.7933.


HOW TO AVOID "BUYING A DIVIDEND"

If you plan to purchase shares in a Portfolio, check if it is planning to make a distribution in the near future. Here's why: If you buy shares of a Portfolio just before a distribution, you'll pay the full price for the shares but receive a portion of your purchase price back as a taxable distribution. This is called "buying a dividend." Unless you hold a Portfolio in a tax-deferred account, you will have to include the distribution in your gross income for tax purposes, even though you may not have participated in that Portfolio's appreciation.

www.montgomeryasset.com                                             800.627.7933

You can find more information about the Portfolios' investment policies in the Statement of Additional Information (SAI), incorporated by reference in this prospectus, which is available free of charge.

To request a free copy of the SAI, call 800.627.7933, option {2}. You can review and copy further information about The Montgomery Funds II, including the SAI, at the Securities and Exchange Commission's (SEC's) Public Reference Room in Washington, D.C. To obtain information on the operation of the Public Reference Room, call 202.942.8090. Reports and other information about The Montgomery Funds II are available through the SEC's Web site at www.sec.gov. You can also obtain copies of this information, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C., 20549-0102, or e-mailing the SEC at publicinfo@sec.gov.

You can also find further information about the Portfolios in our annual and semiannual shareholder reports, which discuss the market conditions and investment strategies that significantly affected the Portfolio's performance during the previous fiscal period. To request a free copy of the most recent annual or semiannual report, call 800.627.7933, option {2}.

Corporate Headquarters:
The MONTGOMERY Funds II
101 California Street
San Francisco, CA 94111-9361

800.627.7933
www.montgomeryasset.com



                                 SEC File Nos.: The Montgomery Funds II 811-8064


                                                   Funds Distributor, Inc. 10/01



www.montgomeryasset.com                                             800.627.7933

                                                                     Rule 497(e)
                                                 File Nos. 33-69686 and 811-8064


Prospectus
October 31, 2001


The Montgomery Funds II(SM)

MONTGOMERY  GLOBAL  LONG-SHORT  FUND
Class ML Shares  (formerly  Class B shares)
(Closed to new investors and additional purchases)*



The Montgomery Funds II has registered the mutual fund offered in this prospectus with the U.S. Securities and Exchange Commission (SEC). That registration does not imply, however, that the SEC endorses the Fund.

The SEC has not approved or disapproved the Fund or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.





* Class R, A, B, and C shares, offered under a separate prospectus, are available for purchase to all investors.


                                TABLE OF CONTENTS
                                                                                          PAGE
                                                                                          ----

OBJECTIVE....................................................................................3


PRINCIPAL STRATEGY...........................................................................3


PRINCIPAL RISKS..............................................................................3


FEES AND EXPENSES............................................................................5


PORTFOLIO MANAGEMENT.........................................................................7


ADDITIONAL DISCUSSION OF PRINCIPAL STRATEGIES AND RELATED RISKS..............................7

  THE EURO: SINGLE EUROPEAN CURRENCY.........................................................8
  DEFENSIVE INVESTMENTS......................................................................9
  PORTFOLIO TURNOVER.........................................................................9
  ADDITIONAL BENCHMARK INFORMATION...........................................................9

FINANCIAL HIGHLIGHTS........................................................................10


WHAT YOU NEED TO KNOW ABOUT YOUR MONTGOMERY ACCOUNT.........................................11

  HOW FUND SHARES ARE PRICED................................................................11
  FOREIGN INVESTORS.........................................................................11

INVESTING IN THE FUND THROUGH FINANCIAL INTERMEDIARIES......................................12

  EXCHANGING SHARES.........................................................................12
  OTHER EXCHANGE POLICIES...................................................................12
  SELLING SHARES............................................................................12

OTHER POLICIES..............................................................................13

  MINIMUM ACCOUNT BALANCES..................................................................13
  EXPENSE LIMITATIONS.......................................................................14
  OTHER CLASSES OF SHARES...................................................................14
  SHAREHOLDER SERVICING PLAN................................................................14
  SHARE MARKETING PLAN ("RULE 12B-1 PLAN")..................................................14
  BUYING AND SELLING SHARES THROUGH SECURITIES BROKERS AND BENEFIT PLAN ADMINISTRATORS......14
  IN-KIND REDEMPTIONS.......................................................................14
  TELEPHONE TRANSACTIONS....................................................................14
  TAX WITHHOLDING INFORMATION...............................................................15
  PRIVACY NOTICE............................................................................15
  AFTER YOU INVEST..........................................................................16
  HOW TO AVOID "BUYING A DIVIDEND"..........................................................16


  How to Contact Us:
  Montgomery Shareholder Service Representatives
  The Montgomery Funds II
  101 California Street
  San Francisco, CA  94111-9361

www.montgomeryasset.com                                            800.627.7933]

                        Montgomery Global Long-Short Fund
                    (Class ML shares closed to new investors)

OBJECTIVE

|_| Long-term capital appreciation

PRINCIPAL STRATEGY

Invests in long and short positions in equity securities in the United States and abroad.

The Fund is designed to harness the original research ideas generated by Montgomery's Global Research team to invest opportunistically around the world. It is designed to profit from security selection, using long, short, and leverage positions in combination to generate capital appreciation for the portfolio.

Under normal conditions, the Fund invests primarily in long and short positions in equity securities of publicly traded companies in the United States and in foreign developed and emerging markets. Using fundamental analysis, the portfolio manager buys stocks "long" that he believes will perform better than their peers, and sells stocks "short" that he believes will underperform their peers. With a long position, the Fund purchases a stock outright; with a short position, the Fund sells a security that it has borrowed. Short positions may be used to partially hedge long positions or to garner returns from insights made from the portfolio manager's company research. The Fund will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Fund replaces the borrowed security. Because of the Fund's capital appreciation objective, the portfolio manager typically maintains a net long exposure, rather than take positions designed to leave the Fund market neutral. In an effort to enhance returns, the portfolio manager may also leverage the Fund's portfolio by engaging in margin borrowing or using options and financial futures contracts.

The Fund may participate in initial public offerings (IPOs). The Fund's assets may be allocated strategically among countries and market sectors to take advantage of market trends.

PRINCIPAL RISKS

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. Additionally, the Fund uses investment approaches that may present substantially higher risks and greater volatility than with most mutual funds. The Fund seeks to increase return by using margin, leverage, short sales and other forms of volatile financial derivatives such as options and futures. The Fund is not appropriate for conservative investors.

Short sales are speculative investments that will cause the Fund to lose money if the value of a security does not go down as the manager expects. In addition, the use of borrowing and short sales may cause the Fund to have higher expenses (especially interest and dividend expenses) than those of other equity mutual funds.

To the extent the Fund participates in IPOs, it is exposed to the risks generally associated with investing in companies that have little operating history as public companies. In addition, the market for IPOs has been volatile, and share prices of certain newly public companies have fluctuated significantly over short periods of time. The Fund's access to IPOs on a continuing basis cannot be guaranteed and the Fund may at times, dispose shares of those offerings shortly after their acquisition. The Fund also invests in companies that have not yet "gone public," and these investments create additional risks, such as illiquidity based on legal restrictions and less publicly available information.

www.montgomeryasset.com                                            800.627.7933]

By investing in foreign stocks, the Fund carries further risks such as regulatory, political and currency risk. Moreover, the Fund may invest up to 30% of its total assets in emerging markets, which are far more volatile than the U.S. market. See "Additional Discussion of Principal Strategies and Related Risks" on page __.

www.montgomeryasset.com                                            800.627.7933]

Past Fund Performance The bar chart below shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. The table immediately below the bar chart compares the Fund's performance with commonly used indices for its market segment. Of course, past performance is no guarantee of future results.

    51.69%         133.13%        -24.97%
--------------------------------------------------------------------------------

                                              During   the   three-year   period
                                              described  in the bar chart on the
                     ___                      left for the  Class ML  shares  of
                    |   |                     the Fund,  the best quarter was Q4
     ___            |   |                     1999   (+59.94%)   and  the  worst
    |   |           |   |                     quarter was Q4 2000 (-22.97%).
    |   |           |   |
--------------------------------------------------------------------------------
                                    |   |
                                    |___|


     1998            1999          2000
------------------------------------------------

Average Annual Returns Through 12/31/00

                                                            Inception
                                             1 Year        (12/31/97)
-------------------------------------------------------------------------
Global Long-Short Fund - Class ML             -24.97%(1)     38.40%(1)
MSCI All-Country World Free Index(2)          -13.94%        10.00%
-------------------------------------------------------------------------
(1) Exclusive of sales charge or deferred sales charge.
(2) See page __ for a description of this index.

2001 Return Through 9/30/01: -29.81%

FEES AND EXPENSES

The following table shows the fees and expenses you may pay if you buy and hold Class ML shares of the Fund. Montgomery does not impose any front-end loads on Class ML shares of this Fund.


Shareholder Fees (fees paid directly from your investment)
   Maximum Deferred Sales Charge (as a percentage of redemption proceeds)            5.00%(4)
   Redemption Fee(5)                                                                 0.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(6)
   Management Fee                                                                    1.50%
   Distribution (12b-1) Fee                                                          0.75%
   Other Expenses                                                                    1.45%
           Shareholder Servicing Fee                                        0.25%
           Other                                                            1.20%
----------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                 3.70%

(3) Class ML shares convert to Class R shares automatically at the beginning of the seventh year after purchase.
(4) 5.00% during the first year, 4.00% during the second year, 3.00% during the third and fourth years, 2.00% during the fifth year and 1.00% during the sixth year. Class ML shares automatically convert to Class R shares seven years after purchase and thereafter will not be subject to a contingent deferred sales charge (CDSC).
(5) $10 will be deducted from redemption proceeds sent by wire or overnight courier.
(6) Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding the 12b-1 fee of 0.75% and interest and tax expenses) to 2.35% for Class ML shares. This contract has a 1-year term renewable at the end of each fiscal year.

www.montgomeryasset.com                                            800.627.7933]

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, assuming that you redeemed all of your shares at the end of each period. It also assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

          1 Year        3 Years      5 Years         10 Years
          ---------------------------------------------------

Class ML   $871        $1,529         $2,304        $3,213

The table below shows what you would pay in expenses over time if you did not redeem your shares.

          1 Year        3 Years      5 Years         10 Years
          ---------------------------------------------------

Class ML   $378        $1,129         $1,904        $3,213

Portfolio Management
Chetan Joglekar
For more details see page __

Financial Highlights
For more details see page __

www.montgomeryasset.com                                            800.627.7933]

PORTFOLIO MANAGEMENT

The investment manager of the Fund is Montgomery Asset Management, LLC, 101 California Street, San Francisco, California 94111. Founded in 1990, Montgomery Asset Management is a subsidiary of Commerzbank AG, one of the largest publicly held commercial banks in Germany. As of September 30, 2001, Montgomery Asset
Management managed approximately $7.3 billion on behalf of some 150,000 investors in The Montgomery Funds.

CHETAN JOGLEKAR, Portfolio Manager

Mr. Joglekar joined Montgomery in 1997 as a senior trader responsible for the Asian and European markets. He has been involved in executing long and short trades for the Montgomery Global Long-Short Fund since its inception and has been managing the Fund since 2000. From 1995 to 1997, he was the chief trader at Janhavi Securities PVT Ltd., a brokerage house based in India. Mr. Joglekar holds a Bachelor of Engineering degree with a concentration in Mechanical Engineering from the University of Pune in India.

Management Fees and Operating Expense Limits

The table below shows the management fee rate actually paid to Montgomery Asset Management over the past fiscal year and the contractual limit on total operating expenses (excluding the 12b-1 fee of 0.75% and interest and tax expenses) for the Portfolio. The management fee amounts shown may vary from year to year, depending on actual expenses. Actual fee rates may be greater than contractual rates to the extent Montgomery recouped previously deferred fees during the fiscal year.
                                                                  LOWER OF TOTAL
                                                                  EXPENSE CAP OR
                                                MANAGEMENT         ACTUAL TOTAL
                                                   FEES              EXPENSES
MONTGOMERY FUND                                (annual rate)      (annual rate)

    Montgomery Global Long-Short Fund              1.50%               2.35%

ADDITIONAL DISCUSSION OF PRINCIPAL STRATEGIES AND RELATED RISKS

General. Currently, the Fund invests at least 65% of its assets in the type of investment suggested by its name. Effective July 31, 2002, the Fund may increase this percentage to 80% to comply with Securities and Exchange (SEC) rules. The Fund is considered to have invested at least 65% (or 80%) of its total assets in long and short positions in equity securities when the value of long positions in equity securities and the value of assets serving as collateral for short positions together constitute at least 65% (or 80%) of the value of its total assets. The value of long and short positions will not necessarily be equal.

Short Sales. When Montgomery believes that a security is overvalued, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. If the price of the security decreases in value, the Fund may make a profit and, conversely, if the security increases in value, the Fund will incur a loss because it will have to replace the borrowed security by purchasing it at a higher price. There can be no assurance that the Fund will be able to close out the short position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is not limited. A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a "short squeeze" can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund.

The Fund also may make short sales "against-the-box," in which it sells short securities it owns. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales

www.montgomeryasset.com                                            800.627.7933]
against-the-box, which result in a "constructive sale," requiring the Fund to recognize any taxable gain from the transaction.

Until the Fund replaces a borrowed security, it will designate sufficient U.S. government securities, and other liquid debt and equity securities to cover any difference between the value of the security sold short and any collateral deposited with a broker or other custodian. In addition, the value of the designated securities must be at least equal to the original value of the securities sold short. Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian. The Fund will not make a short sale if, immediately before the transaction, the market value of all securities sold exceeds 100% of the value of the Fund's net assets.

Borrowing/Leverage. The Fund may borrow money from banks and engage in reverse repurchase transactions for temporary or emergency purposes. The Fund may borrow from broker-dealers and other institutions to leverage a transaction. Total bank borrowings may not exceed one-third of the value of the Fund's assets. The Fund also may leverage its portfolio through margin borrowing and other techniques in an effort to increase total return. Although leverage creates an opportunity for increased income and gain, it also creates certain risks. For example, leveraging may magnify changes in the net asset values of the Fund's shares and in its portfolio yield. Although margin borrowing will be fully collateralized, the Fund's assets may change in value while the borrowing is outstanding. Leveraging creates interest expenses that can exceed the income from the assets retained.

Foreign Securities. By investing in foreign stocks, the Fund exposes shareholders to additional risks. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. The risks of investing in emerging markets are considerable. Emerging stock markets tend to be much more volatile than the U.S. market due to the relative immaturity, and occasional instability, of their political and economic systems. In the past many emerging markets restricted the flow of money into or out of their stock markets, and some continue to impose restrictions on foreign investors. These markets tend to be less liquid and offer less regulatory protection for investors. The economies of emerging countries may be predominately based on only a few industries or on revenue from particular commodities, international aid and other assistance. Most of the securities in which the Fund invests are denominated in foreign currencies, whose value may decline against the U.S. dollar. Furthermore, during the period following the January 1, 1999, introduction by the European Union of a single European currency (the euro), market uncertainties and even market disruptions could negatively affect the Fund's investments in European companies.

The Euro: Single European Currency

On January 1, 1999, the European Union (EU) introduced a single European currency called the euro. Eleven of the 15 EU members have begun to convert their currencies to the euro: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain (leaving out Britain, Sweden, Denmark and Greece). For the first three years, the euro will be a phantom currency (only an accounting entry). Euro notes and coins will begin circulating in 2002.

The euro has been introduced, but the following uncertainties will continue to exist for some time:

|_| Whether the payment, valuation and operational systems of banks and financial institutions can operate reliably

|_| The applicable conversion rate for contracts stated in the national currency of an EU member

|_| How clearing and settlement systems needed to process transactions reliably will work

|_| What the effects of the euro on European financial and commercial markets will be

|_| How new legislation and regulations will effect euro-related issues

www.montgomeryasset.com                                            800.627.7933]

These and other factors could cause market disruptions and affect the value of your shares in the Fund. Montgomery and its key service providers have taken steps to address euro-related issues, but there can be no assurance that these efforts will be sufficient.

Defensive Investments

At the discretion of its portfolio manager, the Fund may invest up to 100% of its assets in cash for temporary defensive purposes. The Fund is not required or expected to take such a defensive posture. But if used, such an unlikely stance may help the Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, the Fund may not achieve its investment objective. For example, should the market advance during this period, the Fund may not participate as much as it would have if it had been more fully invested.

Portfolio Turnover

The Fund's portfolio manager will sell a security when he believes it is appropriate to do so, regardless of how long the Fund has owned that security. Buying and selling securities generally involves some expense to the Fund, such as commissions paid to brokers and other transaction costs. By selling a security, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher the Fund's annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. Increased brokerage costs may adversely affect the Fund's performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distribution of capital gains may affect your after-tax return. Annual portfolio turnover of 100% or more is considered high. See "Financial Highlights," on page __, for the Fund's historical portfolio turnover.

Additional Benchmark Information

The Morgan Stanley Capital International (MCSI) All-Country World-Free Index is a capitalization-weighted index composed of securities listed on the stock exchanges of more than 45 developed and emerging countries, including the United States.

www.montgomeryasset.com                                            800.627.7933]

FINANCIAL HIGHLIGHTS

The following financial information for each of the periods has been audited by PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), 333 Market Street, San Francisco, California 94105. Their report, dated August 13, 2001, appears in the 2001 Annual Report of this Fund. These financial highlights are intended to help you understand the Fund's financial performance. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).


                                                                   MONTGOMERY GLOBAL LONG-SHORT FUND (a)

Selected Per-Share Data for the Year or Period Ended:            6/30/01#      6/30/00       6/30/99(b)     3/31/99#       3/31/98#

Net asset value--beginning of period                              $29.98       $ 19.35       $ 16.25        $ 12.64        $ 10.00
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                       (0.20)        (0.80)        (0.15)         (0.16)          0.00++
Net realized and unrealized gain/(loss) on investments             (8.30)        13.42          3.25           4.87           2.64
Net increase/(decrease) in net assets
  resulting from investment operations                             (8.50)        12.62          3.10           4.71           2.64
Distributions to shareholders:
    Dividends from net investment income                             --            --            --             --             --
    Distributions in excess of net investment income                 --            --            --             --             --
    Distributions from net realized capital gains                  (9.12)        (1.99)          --           (1.10)           --
    Distributions in excess of net capitalized gains                 --            --            --             --             --
    Distributions from capital                                       --            --            --             --             --
Total distributions:                                               (9.12)        (1.99)          --           (1.10)           --
Net asset value--end of period                                    $12.36       $ 29.98       $ 19.35        $ 16.25        $ 12.64
------------------------------------------------------------------------------------------------------------------------------------
Total return*                                                      (35.40)%      65.83%        19.38%         38.88%        26.50%
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets/supplemental data:

Net assets, end of year (in 000s)                                 $9,304      $ 23,333      $ 18,704       $ 17,031         $ 61
Ratio of net investment income/(loss) to
   average net assets                                              (1.51)%      (2.65)%     (3.07)%+        (1.10)%        (0.10)%+
Net investment income/(loss), before deferral of fees by Manager  $(0.21)     $ (0.80)     $(0.16)         $(0.28)        $(0.00)++
Portfolio turnover rate                                              143%          204%        43%             226%            84%
Expense ratio including interest and tax expense                    3.70%         4.67%      4.93%+           4.15%          3.53%+
Expense ratio before deferral of fees by Manager, including interest
    and tax expenses                                                3.70%         4.67%      5.36%+           4.54%          5.94%+
Expense ratio excluding interest and tax expenses                   3.05%         2.82%      3.10%+           3.10%          3.10%+

(a) The Global Long-Short Fund commenced operations on December 31, 1997.
(b) The Fund changed its year-end from March 31 to June 30.
*   Total return represents aggregate total return for the periods indicated.
+   Annualized.
++  Amount represents less than $0.01 per share.
# Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with the results of operations.

www.montgomeryasset.com                                            800.627.7933]

WHAT YOU NEED TO KNOW ABOUT YOUR MONTGOMERY ACCOUNT

You pay no front-end sales charge to invest in Class ML shares of the Fund. You may, however, be subject to a contingent deferred sales charge (CDSC) under certain conditions (see "Selling Shares" below and the Statement of Additional Information for further details). Trade requests received after the close of trading on the New York Stock Exchange (NYSE), normally 1:00 P.M. Pacific time (4:00 P.M. Eastern time) will be executed at the following business day's closing price. The minimum initial investment for the Fund is $2,500, and the minimum subsequent investment is $100. Under certain conditions we may waive these minimums. If you buy shares through a broker or investment advisor, different requirements may apply. All investments must be made in U.S. dollars. Purchases may also be made in certain circumstances by payment of securities (see "In-Kind Redemptions" below and the Statement of Additional Information for further details).

We must receive payment from you within three business days of your purchase. In addition, the Fund and the Distributor each reserve the right to reject any purchase.

From time to time, Montgomery may close and reopen the Fund to new investors at its discretion (Class ML shares of the Fund are currently closed to new investors). If the Fund is closed and you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in the Fund.

How Fund Shares Are Priced

How and when we calculate the Fund's price or net asset value (NAV) determines the price at which you will buy or sell shares. We calculate the Fund's NAV by dividing the total value of its assets by the number of outstanding shares. We base the value of the Fund's investments on its market value, usually the last price reported for each security before the close of market that day. A market price may not be available for securities that trade infrequently. Occasionally, an event that affects a security's value may occur after the market closes. This is more likely to happen for foreign securities traded in foreign markets that have different time zones than in the United States. Major developments affecting the prices of those securities may occur after the foreign markets in which such securities trade have closed, but before the Fund calculates its NAV. In this case, Montgomery, subject to the supervision of the Fund's Board of Trustees or Pricing Committee, will make a good-faith estimate of the security's "fair value," which may be higher or lower than the security's closing price in its relevant market.

We calculate the NAV of the Fund after the close of trading on the NYSE every day that the NYSE is open. We do not calculate the NAV on the days that the NYSE is closed for trading. An exception applies as described below. Additionally, the Fund may, but do not expect to, determine the NAV of its shares on any day the NYSE is not open for trading if there sufficient trading in its portfolio securities on such days. If we receive your order by the close of trading on the NYSE, you can purchase shares at the price calculated for that day. The NYSE usually closes at 4:00 P.M. on weekdays, except for holidays. If your order is received after the NYSE has closed, your shares will be priced at the next NAV we determine after the receipt of your order. More details about how we calculate the Fund's NAV are in the Statement of Additional Information.

|_| The Fund invests in securities  denominated in foreign currencies and traded on foreign exchanges. To determine their value, we convert their foreign-currency price into U.S. dollars by using the exchange rate last quoted by a major bank. Exchange rates fluctuate frequently and may affect the U.S. dollar value of foreign-denominated securities, even if their market price does not change. In addition, some foreign exchanges are open for trading when the U.S. market is closed. As a result, the Fund's foreign securities--and its price--may fluctuate during periods when you can't buy, sell or exchange shares in the Fund.

Foreign Investors

Foreign citizens and resident aliens of the United States living abroad may not invest in the Fund.

www.montgomeryasset.com                                            800.627.7933]

INVESTING IN THE FUND THROUGH FINANCIAL INTERMEDIARIES

You may purchase and sell shares through securities brokers and benefit plan administrators or their subagents. You should contact them directly for information regarding how to invest or redeem through them. They may also charge you service or transaction fees. If you purchase or redeem shares through them, you will receive the NAV calculated after receipt of the order by them (generally, 4:00 P.M. Eastern time) on any day the NYSE is open. If your order is received by them after that time, it will be purchased or redeemed at the next calculated NAV. Brokers and benefit plan administrators who perform shareholder servicing for the Fund may receive fees from the Fund or Montgomery for providing these services.

Exchanging Shares

You may exchange Class ML shares in the Fund for Class ML shares in another, in accounts with the same registration, Taxpayer Identification Number and address. Applicable minimums apply to exchanges as well as purchases. Note that an exchange is treated as a sale of the shares owned and may result in a realized gain or loss for tax purposes. Additionally, you may be subject to a contingent deferred sales charge under certain conditions (see "Selling Shares" below and the Statement of Additional Information for further details).

Other Exchange Policies

|_| We will process your exchange order at the next-calculated NAV. This means that if your exchange order is received after 4:00 P.M. on a particular day, it will be processed at the NAV calculated on the next trading day.

|_| You may exchange shares from another Montgomery Fund into this Fund only if it is available for sale in your state. You may not exchange shares in the Fund for shares of another that is currently closed to new investors unless you are already a shareholder in the closed Fund.

|_| Because excessive exchanges can harm the Fund's performance, we reserve the right to terminate your exchange privileges if you make more than four exchanges out of any one Fund during a 12-month period. We may also refuse an exchange into a Fund from which you have sold shares within the previous 90 days
(accounts under common control and accounts having the same Taxpayer Identification Number will be counted together).

|_| We may restrict or refuse your exchanges if we receive, or anticipate receiving, simultaneous orders affecting a large portion of a Fund's assets or if we detect a pattern of exchanges that suggests a market-timing strategy.

|_| We reserve the right to refuse exchanges into the Fund by any person or group if, in our judgment, the Fund would be unable to effectively invest the money in accordance with its investment objective and policies, or might be adversely affected in other ways.


Selling Shares

You may sell some or all of your Fund shares on days that the NYSE is open for trading. Note that a redemption may result in a realized gain or loss for tax purposes.

Your shares will be sold at the next NAV we calculate for the Fund after receiving your order. We will promptly pay the proceeds to you, less any contingent deferred sales charges (see below), normally within three business days of receiving your order and all necessary documents (including a written redemption order with the appropriate signature guarantee). We will mail or wire you the proceeds, depending on your instructions. Shares purchased by check will be priced upon receipt of your order, but proceeds may not be paid until your check clears, which may take up to 15 days after purchase date.

www.montgomeryasset.com                                            800.627.7933]

|_| CDSC Shareholders who redeem or exchange Class ML shares will be subject to a CDSC if they redeemed or exchanged those shares within six years of purchase, as shown in the following table:

        ----------------------------------------------------------------
        DURING THE FOLLOWING YEAR(S) OF               CDSC
                    PURCHASE
        ----------------------------------------------------------------
                    1st year                         5.00%
        ----------------------------------------------------------------
                    2nd year                         4.00%
        ----------------------------------------------------------------
                    3rd year                         3.00%
        ----------------------------------------------------------------
                    4th year                         3.00%
        ----------------------------------------------------------------
                    5th year                         2.00%
        ----------------------------------------------------------------
                    6th year                         1.00%
        ----------------------------------------------------------------
                 After 6 years                        None
        ----------------------------------------------------------------

Class ML shares will automatically convert to Class R shares at the beginning of the seventh year after purchase. Please call us at 800.572.FUND [3863] for more information about the Class R shares of the Fund.

The CDSC will be imposed on the lesser of the then current market value or the cost of the redeemed shares at the time of the redemption. CDSC calculations are based on the specific shares involved, not the value of the account. To keep your CDSC as low as possible, each time you place a request to sell or exchange shares we will first sell or exchange any shares in your account that are not subject to a CDSC. If there are not enough of these shares to meet your request, we will sell or exchange your shares on a first-in, first-out basis. Your financial consultant or institution may elect to waive some or all of the payment, thereby reducing or eliminating the otherwise applicable CDSC.

|_| CDSC Waivers In general, the CDSC may be waived on shares you sell for the following reasons:

    |_| Redemptions made within one year after death or post-purchase disability of last surviving shareholder

    |_| Systematic withdrawal plan payments of up to an annual amount of 12% of account value on per-fund basis at the time the withdrawal plan is established; excess withdrawals are subject to the CDSC

    |_| Redemptions at age 70 1/2 from retirement plans and other employee benefit plans

    |_| Disability payment of death benefits or minimum required distributions starting at age 70 1/2 from Traditional IRAs, Roth IRAs and Rollover IRAs

    |_| Shares acquired through reinvestment of dividends or capital gains

To use any of the above waivers, contact your financial consultant or the Fund.

In accordance with the rules of the SEC, we reserve the right to suspend redemptions under extraordinary circumstances.

Other Policies

Minimum Account Balances

Due to the costs of maintaining small accounts, we require a minimum Fund account balance of $2,500. If your account balance falls below that amount for any reason, we may ask you to add to your account. If your account balance is not brought up to the minimum or you do not send us other instructions, we may redeem your shares and send you the proceeds. We believe that this policy is in the best interests of all our shareholders.

www.montgomeryasset.com                                            800.627.7933]

Expense Limitations

Montgomery Asset Management may reduce its management fees and absorb expenses to maintain total operating expenses (excluding interest, taxes and dividend expenses) for the Fund below its previously set operating expense limit. The Investment Management Agreement allows Montgomery three years to recoup amounts previously reduced or absorbed, provided the Fund remains within the applicable expense limitation. Montgomery generally seeks to recoup the oldest amounts before seeking payment of fees and expenses for the current year.

Other Classes of Shares

This prospectus describes only the Fund's Class ML shares. The Montgomery Funds II offers other classes of shares of the Fund with different fees and expenses to eligible investors.

Shareholder Servicing Plan

The Fund has adopted a Shareholder Servicing Plan, under which the Fund pays Montgomery or its Distributor a shareholder-servicing fee at an annual rate of up to 0.25% of the Fund's average daily net assets. The fee is intended to reimburse the recipient for providing or arranging for services to shareholders. The fee may also be used to pay certain brokers, transfer agents and other financial intermediaries for providing shareholder services.

Share Marketing Plan ("Rule 12b-1 Plan")

The Fund has adopted a Rule 12b-1 Plan for the Class ML shares. Under the Rule 12b-1 Plan, the Fund will pay distribution fees to the Distributor at an annual rate of seventy-five one-hundredths of one percent (0.75%) of the Fund's aggregate average daily net assets attributable to its Class ML shares to reimburse the Distributor for its distribution costs with respect to such classes. Because the Rule 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. A portion of the Rule 12b-1 fees may also be used to pay brokers and other financial intermediaries for providing distribution services.

Buying  And  Selling  Shares  Through   Securities   Brokers  And  Benefit  Plan
Administrators

You may purchase and sell shares through securities brokers and benefit plan administrators or their subagents. You should contact them directly for information regarding how to invest or redeem through them. They may also charge you service or transaction fees. If you purchase or redeem shares through them, you will receive the NAV calculated after receipt of the order by them (generally, 4:00 P.M. Eastern time) on any day the NYSE is open. If your order is received by them after that time, it will be purchased or redeemed at the next-calculated NAV. Brokers and benefit plan administrators who perform shareholder servicing for the Fund may receive fees from the Fund or Montgomery for providing these services.

In-Kind Redemptions

When in the judgment of the Manager it is consistent with the best interests of the Fund, an investor may redeem shares of the Fund and receive securities from the Fund's portfolio selected by the Manager at its sole discretion, provided that such redemption is not expected to affect the Fund's ability to attain its investment objective or otherwise materially affect its operations. For the purposes of redemptions in kind, the redeemed securities shall be valued at the identical time and in the identical manner that the other portfolio securities are valued for purposes of calculating the net asset value of the Fund's shares.

Telephone Transactions

By buying, selling or exchanging shares over the phone, you agree to reimburse the Fund for any expenses or losses incurred in connection with transfers of money from your account. This includes any losses or expenses caused by your bank's failure to honor your debit or act in accordance with your instructions. If your bank makes erroneous

www.montgomeryasset.com                                            800.627.7933]
payments or fails to make payment after you buy shares, we may cancel the purchase and immediately terminate your telephone transaction privileges.

The shares you purchase by phone will be priced at the first NAV we determine after receiving your request. You will not actually own the shares, however, until we receive your payment in full. If we do not receive your payment within three business days of your request, we will cancel your purchase. You may be responsible for any losses incurred by the Fund as a result.

Please note that we cannot be held liable for following telephone instructions that we reasonably believe to be genuine. We use the following safeguards to ensure that the instructions we receive are accurate and authentic:

|_| Recording certain calls

|_| Requiring an authorization number or other personal information not likely to be known by others

|_| Sending a transaction confirmation to the investor

The Fund and its Transfer Agent may be held liable for any losses due to unauthorized or fraudulent telephone transactions only if we have not followed these reasonable procedures.

We reserve the right to revoke the telephone transaction privileges of any shareholder at any time if he or she has used abusive language or misused the phone privileges by making purchases and redemptions that appear to be part of a systematic market-timing strategy.

If you notify us that your address has changed, we will temporarily suspend your telephone redemption privileges until 30 days after notification, to protect you and your account. We require that all redemption requests made during this period be in writing with a signature guarantee.

Shareholders may experience delays in exercising telephone redemption privileges during periods of volatile economic or market conditions. In these cases you may want to transmit your redemption request:

|_| Via overnight courier

|_| By telegram

You may discontinue telephone privileges at any time.

Tax Withholding Information

Be sure to complete the Taxpayer Identification Number (TIN) section of the New Account application. If you don't have a Social Security Number or TIN, apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Service (IRS). If you do not provide us with a TIN or a Social Security Number, federal tax law may require us to withhold 31% of your taxable dividends, capital-gain distributions, and redemption and exchange proceeds (unless you qualify as an exempt payee under certain rules).

Other rules about TINs apply for certain investors. For example, if you are establishing an account for a minor under the Uniform Gifts to Minors Act, you should furnish the minor's TIN. If the IRS has notified you that you are subject to backup withholding because you failed to report all interest and dividend income on your tax return, you must check the appropriate item on the New Account application. Foreign shareholders should note that any dividends the Fund pay to them may be subject to up to 30% withholding instead of backup withholding.

Privacy Notice

The Montgomery Funds may collect or capture nonpublic information about you from the following sources:

|_| The Montgomery Funds New Account application or other forms;

www.montgomeryasset.com                                            800.627.7933]

|_| Oral conversations with our representatives;

|_| Your transactions with us; and

|_| Electronic sources such as our Web sites or e-mails.

We do not disclose any nonpublic personal information about our customers or former customers to non-affiliated third parties without the customer's authorization, except as permitted by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as the transfer agent or brokers) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

After You Invest

Taxes

IRS rules require that the Fund distribute substantially all of its net investment income and capital gains, if any, to shareholders. Capital gains may be taxable at different rates depending on the length of time the Fund holds its assets. We will inform you about the source of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of their tax status. The Fund's distributions, whether received in cash or reinvested, may be taxable. Any redemption of the Fund's shares or any exchange of the Fund's shares for another Fund will be treated as a sale, and any gain on the transaction may be taxable.

Additional information about tax issues relating to the Fund can be found in the Statement of Additional Information, available free by calling 800.572.FUND [3863]. Consult your tax advisor about the potential tax consequences of investing in the Fund.

Dividends and Distributions

As a shareholder in the Fund, you may receive income dividends and capital-gain distributions for which you will owe taxes (unless you invest solely through a tax-advantaged account such as an IRA or a 401(k) plan). Income dividends and capital-gain distributions are paid to shareholders who maintain accounts with the Fund as of its "record date" and according to the following schedule:


-------------------------------------------------------------------------------------------------------
                         INCOME DIVIDENDS                        CAPITAL GAINS
--------------------------------------------------------------------------------------------------------
Global Long-Short Fund   Declared and paid in the last quarter   Declared and paid in the last quarter
                         of each calendar year*                  of each calendar year*
--------------------------------------------------------------------------------------------------------

*Following  its  fiscal  year  end  June  30,  the  Fund  may  make   additional
distributions  to avoid the  imposition  of a tax.

If you would like to receive distributions in cash, indicate that choice on your New Account application. Otherwise, the distributions will be reinvested in additional Fund shares.

How to Avoid "Buying a Dividend"

If you plan to purchase shares in the Fund, check if it is planning to make a distribution in the near future. Here's why: If you buy shares of the Fund just before a distribution, you'll pay full price for the shares but receive a portion of your purchase price back as a taxable distribution. This is called "buying a dividend." Unless you hold the Fund in a tax-deferred account, you will have to include the distribution in your gross income for tax purposes, even though you may not have participated in the Fund's appreciation.

www.montgomeryasset.com                                            800.627.7933]

OUR PARTNERS

As a Montgomery shareholder, you may see the names of our partners on a regular basis. We all work together to ensure that your investments are handled accurately and efficiently.

Funds Distributor, Inc., located in New York City and Boston, distributes the Fund.

DST Systems, Inc., located in Kansas City, Missouri, is the Fund's Master Transfer Agent, who performs certain recordkeeping and accounting functions for the Fund.

State Street Bank and Trust Company, also located in Kansas City, Missouri, assists DST Systems, Inc., with certain recordkeeping and accounting functions for the Fund.

www.montgomeryasset.com                                            800.627.7933]

You can find more  information  about the Montgomery  Global  Long-Short  Fund's investment policies in the Statement of Additional Information (SAI), incorporated by reference in this prospectus, which is available free of charge.

To request a free copy of the SAI, call us at 800.572.FUND [3863]. You can review and copy further information about the Fund, including the SAI, at the Securities and Exchange Commission's (SEC's) Public Reference Room in Washington, D.C. To obtain information on the operation of the Public Reference Room, please call 202.942.8090. Reports and other information about the Fund are available through the SEC's Web site at www.sec.gov.

You can also obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C., 20549-0102, or e-mailing the SEC at publicinfo@sec.gov.

You can also find further information about the Fund in our annual and semiannual shareholder reports, which discuss the market conditions and investment strategies that significantly affected the Fund's performance during the previous fiscal period. To request a free copy of the most recent annual or semiannual report, call us at 800.572.FUND [3863], option 3.

Corporate Headquarters:
The Montgomery Funds II
101 California Street
San Francisco, CA 94111-9361


------------------------
     800.627.7933
www.montgomeryasset.com
------------------------

                                 SEC File Nos.: The Montgomery Funds II 811-8064

                                               Funds Distributor, Inc. 10/01 ___




www.montgomeryasset.com                                            800.627.7933]

                                                                     Rule 497(e)
                                                 File Nos. 33-69686 and 811-8064


--------------------------------------------------------------------------------
                              THE MONTGOMERY FUNDS
--------------------------------------------------------------------------------

                             MONTGOMERY GROWTH FUND
                          MONTGOMERY MID CAP FOCUS FUND
                             MONTGOMERY MID CAP FUND
                            MONTGOMERY SMALL CAP FUND
                           MONTGOMERY U.S. FOCUS FUND
                            MONTGOMERY BALANCED FUND
                            MONTGOMERY NEW POWER FUND
                      MONTGOMERY INTERNATIONAL GROWTH FUND
                       MONTGOMERY INTERNATIONAL FOCUS FUND
                      MONTGOMERY GLOBAL OPPORTUNITIES FUND
                          MONTGOMERY GLOBAL FOCUS FUND
                        MONTGOMERY GLOBAL LONG-SHORT FUND
                      MONTGOMERY GLOBAL COMMUNICATIONS FUND
                        MONTGOMERY EMERGING MARKETS FUND
                     MONTGOMERY EMERGING MARKETS FOCUS FUND
                          MONTGOMERY EMERGING ASIA FUND
                        MONTGOMERY TOTAL RETURN BOND FUND
                 MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND
              MONTGOMERY CALIFORNIA TAX-FREE INTERMEDIATE BOND FUND
                     MONTGOMERY GOVERNMENT MONEY MARKET FUND
                    MONTGOMERY CALIFORNIA TAX-FREE MONEY FUND
                     MONTGOMERY FEDERAL TAX-FREE MONEY FUND

                              101 California Street
                         San Francisco, California 94111
                              (800) 572-FUND [3863]

--------------------------------------------------------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                October 31, 2001

The Montgomery Funds and The Montgomery Funds II are open-end management investment companies organized, respectively, as a Massachusetts and a Delaware business trust (together, the "Trusts"), each having different series of shares of beneficial interest. Each of the above-named Funds is a series of The Montgomery Funds, with the exception of the Montgomery Balanced, Montgomery Global Long-Short and Montgomery Emerging Markets Focus Funds, which are series of The Montgomery Funds II (each a "Fund" and, collectively, the "Funds"). This Statement of Additional Information contains information in addition to that set forth in the combined prospectus for the Class R shares for certain Funds dated October 31, 2001, in the combined prospectus for the Class A, B, and C shares of certain Funds dated October 31, 2001, in the combined prospectus for the Class P shares of certain Funds dated October 31, 2001, and in the Class I share prospectus of the Montgomery Total Return Bond Fund dated October 31, 2001, as those prospectuses may be revised from time to time (in reference to the appropriate Fund or Funds, the "Prospectuses"). The Prospectuses may be obtained without charge at the address or telephone number provided above. This Statement of Additional Information is not a prospectus and should be read in conjunction with a Prospectus. The Annual Report to Shareholders for each Fund for the fiscal year ended June 30, 2001 is incorporated by reference to this Statement of Additional Information and also may be obtained without charge as noted above.

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

STATEMENT OF ADDITIONAL INFORMATION...........................................1


THE TRUSTS....................................................................3


INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS...............................4


RISK FACTORS.................................................................21


INVESTMENT RESTRICTIONS......................................................27


DISTRIBUTIONS AND TAX INFORMATION............................................29


TRUSTEES AND OFFICERS........................................................32


INVESTMENT MANAGEMENT AND OTHER SERVICES.....................................35


EXECUTION OF PORTFOLIO TRANSACTIONS..........................................43


ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................45


DETERMINATION OF NET ASSET VALUE.............................................48


PRINCIPAL UNDERWRITER........................................................49


PERFORMANCE INFORMATION......................................................50


GENERAL INFORMATION..........................................................54


FINANCIAL STATEMENTS.........................................................62


APPENDIX.....................................................................63

                                   THE TRUSTS

        The Montgomery Funds is an open-end management investment company organized as a Massachusetts business trust on May 10, 1990, and The Montgomery Funds II is an open-end management investment company organized as a Delaware business trust on September 10, 1993. Both are registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Trusts currently offer shares of beneficial interest, $0.01 par value per share, in various series. The following Funds currently have four classes of shares, A, B, C and R: Montgomery U.S. Focus Fund (formerly Montgomery U.S. Select 20 Portfolio), Montgomery Mid Cap Focus Fund (formerly Montgomery Mid Cap 20 Portfolio), Montgomery Global Focus Fund (formerly Montgomery Global 20 Portfolio), Montgomery International Focus Fund (formerly Montgomery International 20 Portfolio), Montgomery Emerging Markets Focus Fund (formerly Montgomery Emerging Markets 20 Portfolio), Montgomery Global Long-Short Fund (also offers ML shares which are currently closed to new investors), Montgomery Emerging Markets Fund and Montgomery Total Return Bond Fund (also offers Class I shares) (the "Load Funds"). The following Funds currently offer two classes of shares, P and R: Montgomery Growth Fund, Montgomery Small Cap Fund, Montgomery Balanced Fund, Montgomery International Growth Fund, Montgomery Short Duration Government Bond Fund and Montgomery Government Money Market Fund. The Montgomery New Power Fund offers Class A, B and C shares. The following Funds currently offer Class R shares: Montgomery Mid Cap Fund (formerly Montgomery U.S. Emerging Growth Fund), Montgomery Global Opportunities Fund, Montgomery Global Communications Fund, Montgomery Emerging Asia Fund, Montgomery California Tax-Free Intermediate Bond Fund, Montgomery California Tax-Free Money Fund and Montgomery Federal Tax-Free Money Fund. This Statement of Additional Information pertains to the following series of The Montgomery Funds:

>>      Montgomery Growth Fund (the "Growth Fund");
>>      Montgomery Mid Cap Focus Fund (the "Mid Cap Focus Fund");
>>      Montgomery Mid Cap Fund (the "Mid Cap Fund");
>>      Montgomery Small Cap Fund (the "Small Cap Fund");
>>      Montgomery U.S. Focus Fund (the "Select Focus Fund")
>>      Montgomery New Power Fund (the "New Power Fund")
>>      Montgomery International Growth Fund (the "International Growth Fund");
>>      Montgomery International Focus Fund (the "International Focus Fund")
>>      Montgomery Global Opportunities Fund (the "Global Opportunities Fund");
>>      Montgomery Global Focus Fund (the "Global Focus Fund");
>>      Montgomery Global Communications Fund (the "Global Communications
        Fund");
>>      Montgomery Emerging Markets Fund (the "Emerging Markets Fund");
>>      Montgomery Emerging Asia Fund (the "Emerging Asia Fund");
>>      Montgomery Total Return Bond Fund (the "Total Return Bond Fund");
>>      Montgomery Short Duration Government Bond Fund (the "Short Bond Fund");
>> Montgomery California Tax-Free Intermediate Bond Fund (the "California Intermediate Bond Fund");
>>      Montgomery Government Money Market Fund (the "Government Money Fund");
>>      Montgomery California Tax-Free Money Fund (the "California Money Fund");
>>      Montgomery Federal Tax-Free Money Fund (the "Federal Money Fund");

        as well as three series of The Montgomery Funds II:

>>      Montgomery Balanced Fund (the "Balanced Fund");
>>      Montgomery Global Long-Short Fund (the "Global Long-Short Fund"); and
>>      Montgomery Emerging Markets Focus Fund (the "Emerging Markets Focus
        Fund").

        Throughout this Statement of Additional Information, certain Funds may be referred to together using the following terms: the Growth, Mid Cap Focus, Mid Cap, U.S. Focus, Small Cap, Balanced and New Power Funds as the "U.S. Equity Funds;" the International Growth, International Focus, Global Opportunities, Global Focus, Global Long-Short, Global Communications, Emerging Markets, Emerging Markets Focus and Emerging Asia as the "International and Global Equity Funds;" the Total Return Bond, Short Bond and California Intermediate Bond Funds as the "Fixed-Income Funds;" the California Intermediate Bond, California Money and Federal Money Funds as the "Tax-Free Funds;" the Government Money, California Money and Federal Money Funds as the "Money Market Funds;" and all of the Funds other than the Tax-Free Funds as the "Taxable Funds."

        Note that the two Trusts share responsibility for the accuracy of the Prospectuses and this Statement of Additional Information, and that each Trust may be liable for misstatements in the Prospectuses and the Statement of Additional Information that relate solely to the other Trust.

                 INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

        The Funds are managed by Montgomery Asset Management, LLC (the "Manager") and their shares are distributed by Funds Distributor, Inc. (the "Distributor"). The investment objectives and policies of the Funds are described in detail in the Prospectuses. The following discussion supplements the discussion in the Prospectuses.

        Each Fund is a diversified series, except for the Tax-Free Funds, U.S. Focus Fund, the Mid Cap Focus Fund, the International Focus Fund, the Global Focus Fund and the New Power Fund, which are nondiversified series of The Montgomery Funds. The achievement of each Fund's investment objective will depend upon market conditions generally and on the Manager's analytical and portfolio management skills.

        The Balanced Fund is a fund-of-funds. Other than U.S. government securities, the Balanced Fund does not own securities of its own. Instead, the Balanced Fund invests its assets in a number of Funds in The Montgomery Funds family (each, an "Underlying Fund"). Investors of the Balanced Fund should therefore review the discussion in this Statement of Additional Information that relates to each Underlying Fund of the Balanced Fund.

Alternative Structures

        Each Fund has reserved the right, if approved by the Board of Trustees, to convert to a "master/feeder" structure. In this structure, the assets of mutual funds with common investment objectives and similar parameters are combined in a pool, rather than being managed separately. The individual Funds are known as "feeder" funds and the pool as the "master" fund. Although combining assets in this way allows for economies of scale and other advantages, this change will not affect the investment objectives, philosophies or disciplines currently employed by the Funds and the Manager. A Fund proposing to convert to this structure would notify its shareholders before it took any such action. As of the date of this Statement of Additional Information, no Fund has proposed instituting this alternative structure.

Special Investment Strategies and Risks

        Certain of the Funds have special investment policies, strategies and risks in addition to those discussed in the Prospectuses, as described below.

        Montgomery Emerging Asia Fund. The Emerging Asia Fund invests primarily in "emerging Asian companies." The Fund considers a company to be an emerging Asian company if its securities are principally traded in the capital market of an emerging Asian country; it derives at least 50% of its total revenue from either goods produced or services rendered in emerging Asian countries or from sales made in such emerging Asian countries, regardless of where the securities of such company are primarily traded; or it is organized under the laws of, and with a principal office in, an emerging Asian country.

        Investing in Asia involves special risks. Emerging Asian countries are in various stages of economic development, with most being considered emerging markets. Each country has its unique risks. Most emerging Asian countries are heavily dependent on international trade. Some have prosperous economies but are sensitive to world commodity prices. Others are especially vulnerable to recession in other countries. Some emerging Asian countries have experienced rapid growth, although many suffer from obsolete financial systems, economic problems or archaic legal systems. The Fund may invest in certain debt securities issued by the governments of emerging Asian countries that are, or may be eligible for, conversion into investments in emerging Asian companies under debt conversion programs sponsored by such governments. The Fund deems securities that are convertible to equity investments to be equity-derivative securities.

        The Fund concentrates its investments in companies that have their principal activities in emerging Asian countries. Consequently, the Fund's share value may be more volatile than that of investment companies not sharing this geographic concentration. The value of the Fund's shares may vary in response to political and economic factors affecting issuers in emerging Asian countries. Although the Fund normally does not expect to invest in Japanese companies, some emerging Asian economies are directly affected by Japanese capital investment in the region and by Japanese consumer demands. Many of the emerging Asian countries are developing both economically and politically. Emerging Asian countries may have relatively unstable governments, economies based on only a few commodities or industries, and securities markets trading infrequently or in low volumes. Some emerging Asian countries restrict the extent to which foreigners may invest in their securities markets. Securities of issuers located in some emerging Asian countries tend to have volatile prices and may offer significant potential for loss as well as gain. Further, certain companies in emerging Asia may not have firmly established product markets, may lack depth of management or may be more vulnerable to political or economic developments such as nationalization of their own industries.

        Montgomery Global Communications Fund. The Global Communications Fund defines a "communications company" as a company engaged in the development, manufacture or sale of communications equipment or services that derived at least 50% of either its revenues or earnings from these activities, or that devoted at least 50% of its assets to these activities, based on the company's most recent fiscal year.

        The Fund's portfolio management believes that worldwide demand for components, products, media and systems to collect, store, retrieve, transmit, process, distribute, record, reproduce and use information will continue to grow in the future. It also believes that the global trend appears to be toward lower costs and higher efficiencies resulting from combining communications systems with computers, and, accordingly, the Fund may invest in companies engaged in the development of methods for using new technologies to communicate information as well as companies using established communications technologies.

        The Fund may invest up to 35% of its total assets in debt securities, including up to 5% in debt securities rated below investment grade. The Fund invests in companies that, in the opinion of the Manager, have potential for above-average, long-term growth in sales and earnings on a sustained basis and that are reasonably priced. The Manager considers a number of factors in evaluating potential investments, including a company's per-share sales and earnings growth; return on capital; balance sheet; financial and accounting policies; overall financial strength; industry sector; competitive advantages and disadvantages; research, product development and marketing; development of new technologies; service; pricing flexibility; quality of management; and general operating characteristics.

        The Fund may invest substantially in securities denominated in one or more foreign currencies. Under normal conditions, the Fund invests in at least three different countries, which may include the United States, but no country other than the United States may represent more than 40% of its assets. A significant portion of the Fund's assets are invested in the securities of foreign issuers, because many attractive investment opportunities, including many of the world's communications companies, are outside the United States.

        Montgomery Global Long-Short Fund. The Global Long-Short uses sophisticated investment approaches that may present substantially higher risks than most mutual funds. It may invest a larger percentage of its assets in transactions using margin, leverage, short sales and other forms of volatile financial derivatives such as options and futures. As a result, the value of an investment in this Fund may be more volatile than investments in other mutual funds. The Fund may not be an appropriate investment for conservative investors.

        The Fund's investment objective is to seek capital appreciation. Under normal conditions, the Fund seeks to achieve its objective by investing at least 65% (or 80% as required by Securities and Exchange Commission ("SEC") rules) by of its total assets in long and short positions in equity securities of publicly traded companies of any size worldwide. The Fund measures short sale exposure by the current market value of the collateral used to secure the short sale positions. Any income derived from dividends and interest will be incidental to the Fund's investment objective. Investors should note that the Fund uses an approach different from the traditional long-term investment approach of most other mutual funds. The use of borrowing and short sales may cause the Fund to have higher expenses (especially interest expenses and dividend expenses) than those of other equity mutual funds. Like all mutual funds, there can be no assurance that the Fund's investment objective will be attained.

        The Fund may employ margin leverage and engage in short sales of securities it does not own. The Fund also may use options and financial indices for hedging purposes and/or to establish or increase its long or short positions. The Fund invests primarily in common stocks (including depositary receipts) but also may invest in other types of equity and equity-derivative securities. It may invest up to 35% (or 80% as required by SEC rules) of its total assets in debt securities, including up to 5% in debt securities rated below investment grade. The Fund may also invest in certain debt securities issued by the governments of emerging markets countries that are, or may be eligible for, conversion into investments in emerging markets companies under debt conversion programs sponsored by such governments. The Fund deems securities that are convertible to equity investments to be equity-derivative securities.

        Montgomery Global Focus Fund. The Global Focus Fund is a non-diversified mutual fund that typically invests in the securities of as few as 20 companies worldwide. No more than 40% of its assets, or two times its benchmark weight, whichever is greater, may be invested in any one country. Investments in companies based in the United States are not subject to this limit. No more than 30% of the assets of the Fund may be invested in the stocks of companies based in the world's developing economies. Additionally, the Fund may concentrate up to 35% of its total assets in the stocks of communications companies worldwide, including companies involved in telecommunications, broadcasting, publishing and the Internet, among other industries. Because the Fund may invest a significant portion of its assets in a particular country or in the communications industry, its share value may be more volatile than that of mutual funds not sharing this geographic and/or industry concentration. Finally, to the extent that the Fund may invest up to 30% of its assets in companies based in developing countries, shareholders may also be exposed to special risks. See "Risk Factors" below.

        Emerging Markets Focus Fund. The Emerging Markets Focus Fund does not intend to diversify its portfolio across a large number of emerging markets countries. Instead, the Fund's portfolio manager's objective is to concentrate its investments in a small number of emerging markets countries (although it may invest in a number of companies in each selected country). Such a heavy concentration may make the Fund's net asset value extremely volatile and, if economic downturns or other events occur that adversely affect one or more of the countries the Fund invests in, such events' impact on the Fund will be more magnified than if the Fund did not have such a narrow concentration.

        Montgomery Federal Money Fund, California Money Fund and California Intermediate Bond Fund. The Federal Money Fund seeks to, under normal conditions, achieve its objective by investing at least 80% of its net assets in municipal securities, the interest from which is, in the opinion of counsel to the issuer, exempt from federal income tax. The California Money Fund seeks to achieve its objective by investing at least 80% of its net assets in municipal securities and at least 65% (or 80% as required by SEC rules) of its net assets in debt securities, the interest from which is, in the opinion of counsel to the issuer, also exempt from California personal income taxes ("California municipal securities"). Under normal conditions, the California Intermediate Bond Fund seeks to achieve its objective by investing at least 80% of its net assets in California municipal securities. The California Money Fund and the California Intermediate Bond Fund are not suitable for investors who cannot benefit from the tax-exempt character of its dividends, such as individual retirement accounts ("IRAs"), qualified retirement plans or tax-exempt entities.

        At least 80% of the value of the California Intermediate Bond Fund's net assets must consist of California municipal securities that, at the time of purchase, are rated investment grade, that is, within the four highest ratings of municipal securities (AAA to BBB) assigned by Standard & Poor's Corporation ("S&P"), (Aaa to Baa) assigned by Moody's Investors Service, Inc. ("Moody's"), or (AAA to BBB) assigned by Fitch Investor Services ("Fitch"); or have S&P's short-term municipal rating of SP-2 or higher, or a municipal commercial paper rating of A-2 or higher; Moody's short-term municipal securities rating of MIG-2 or higher, or VMIG-2 or higher or a municipal commercial paper rating of P-2 or higher; or have Fitch's short-term municipal securities rating of FIN-2 or higher or a municipal commercial paper rating of Fitch-2 or higher; or, if unrated by S&P, Moody's or Fitch, are deemed by the Manager to be of comparable quality, using guidelines approved by the Board of Trustees, but not to exceed 20% of the Fund's net assets. Debt securities rated in the lowest category of investment-grade debt may have speculative characteristics; changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than is the case with higher-grade bonds. There is no assurance that any municipal issuers will make full payments of principal and interest or remain solvent, however. For a description of the ratings, see the Appendix.

        The Federal Money and California Money Funds seek to maintain a stable net asset value of $1 per share in compliance with Rule 2a-7 under the Investment Company Act and, pursuant to procedures adopted under that Rule, limit their investments to those securities that the Board determines present minimal credit risks and have remaining maturities, as determined under the Rule, of 397 calendar days or less. These Funds also maintain a dollar-weighted average maturity of their portfolio securities of 90 days or less.

Portfolio Securities

        Depositary Receipts, Convertible Securities and Securities Warrants. The International and Global Equity Funds and the U.S. Equity Funds may hold securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depository Receipts ("GDRs"), and other similar global instruments available in emerging markets, or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and other similar global instruments in bearer form are designed for use in European securities markets. For purposes of a Fund's investment policies, a Fund's investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted. Each such Fund may also invest in convertible securities and securities warrants.

        Other Investment Companies. Each Fund may invest in securities issued by other investment companies. Those investment companies must invest in securities in which the Fund can invest in a manner consistent with the Fund's investment objective and policies. Applicable provisions of the Investment Company Act require that a Fund limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 10% (or 35% for the Money Market Funds) of the value of a Fund's total assets will be invested in the aggregate in securities of investment companies as a group; and (b) either (i) a Fund and affiliated persons of that Fund not own together more than 3% of the total outstanding shares of any one investment company at the time of purchase (and that all shares of the investment company held by that Fund in excess of 1% of the company's total outstanding shares be deemed illiquid), or (ii) a Fund not invest more than 5% of its total assets in any one investment company and the investment not represent more than 3% of the total outstanding voting stock of the investment company at the time of purchase.

        Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the International and Global Equity Funds to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the Investment Company Act. The International and Global Equity Funds also may incur tax liability to the extent that they invest in the stock of a foreign issuer that is a "passive foreign investment company" regardless of whether such "passive foreign investment company" makes distributions to the Funds.

        The U.S. Equity Funds, the International and Global Equity Funds and the Fixed-Income and Money Market Funds do not intend to invest in other investment companies unless, in the Manager's judgment, the potential benefits exceed associated costs. As a shareholder in an investment company, these Funds bear their ratable share of that investment company's expenses, including advisory and administration fees, resulting in an additional layer of management fees and expenses for shareholders. This duplication of expenses would occur regardless of the type of investment company, i.e., open-end (mutual fund) or closed-end.

        Debt Securities. Each Fund may purchase debt securities that complement its objective of capital appreciation through anticipated favorable changes in relative foreign exchange rates, in relative interest rate levels or in the creditworthiness of issuers. Debt securities may constitute up to 35% (or 20% as required by SEC rules) of the U.S. Equity Funds' and the International and Global Equity Funds' total assets. In selecting debt securities, the Manager seeks out good credits and analyzes interest rate trends and specific developments that may affect individual issuers. As an operating policy, which may be changed by the Board, each Fund may invest up to 5% of their total assets in debt securities rated lower than investment grade. Subject to this limitation, each of these Funds may invest in any debt security, including securities in default. After its purchase by a Fund, a debt security may cease to be rated or its rating may be reduced below that required for purchase by the Fund. A security downgraded below the minimum level may be retained if determined by the Manager and the Board to be in the best interests of the Fund.

        Debt securities may also consist of participation certificates in large loans made by financial institutions to various borrowers, typically in the form of large unsecured corporate loans. These certificates must otherwise comply with the maturity and credit-quality standards of each Fund and will be limited to 5% of a Fund's total assets.

        As an operating policy, which may be changed by the Board, the Global Long-Short Fund may invest in debt securities rated lower than investment grade. Subject to this limitation, the Fund may invest in any debt security, including securities in default. After its purchase, a debt security may cease to be rated or its rating may be reduced below that required for purchase by the Fund. A security downgraded below the minimum level may be retained if determined by the Manager and the Board to be in the best interests of the Fund.

        In addition to traditional corporate, government and supranational debt securities, each of the International and Global Equity Funds may invest in external (i.e., to foreign lenders) debt obligations issued by the governments, government entities and companies of emerging markets countries. The percentage distribution between equity and debt will vary from country to country, based on anticipated trends in inflation and interest rates; expected rates of economic and corporate profits growth; changes in government policy; stability, solvency and expected trends of government finances; and conditions of the balance of payments and terms of trade.

        U.S. Government Securities. Each Fund may invest a substantial portion, if not all, of its net assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, including repurchase agreements backed by such securities ("U.S. government securities"). These Funds generally will have a lower yield than if they purchased higher yielding commercial paper or other securities with correspondingly greater risk instead of U.S. government securities.

        Certain of the obligations, including U.S. Treasury bills, notes and bonds, and mortgage-related securities of the GNMA, are issued or guaranteed by the U.S. government. Other securities issued by U.S. government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, such as those issued by the Federal Home Loan Bank, whereas others, such as those issued by the FNMA, Farm Credit System and Student Loan Marketing Association, have an additional line of credit with the U.S. Treasury. Short-term U.S. government securities generally are considered to be among the safest short-term investments. The U.S. government does not guarantee the net asset value of the Funds' shares, however. With respect to U.S. government securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. government will provide support to such agencies or instrumentalities. Accordingly, such U.S. government securities may involve risk of loss of principal and interest. The securities issued by these agencies are discussed in more detail later.

        Mortgage-Related Securities and Derivative Securities. The Fixed-Income and Money Market Funds may invest in mortgage-related securities. A mortgage-related security is an interest in a pool of mortgage loans and is considered a derivative security. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by the borrowers. Certain mortgage-related securities are subject to high volatility. These Funds use these derivative securities in an effort to enhance return and as a means to make certain investments not otherwise available to the Funds.

        Agency Mortgage-Related Securities. Investors in the Fixed-Income and Money Market Funds should note that the dominant issuers or guarantors of mortgage-related securities today are GNMA, FNMA and the FHLMC. GNMA creates pass-through securities from pools of government-guaranteed or -insured (Federal Housing Authority or Veterans Administration) mortgages. FNMA and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages. The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. government. FNMA guarantees full and timely payment of all interest and principal, and FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. government but are generally considered to offer minimal credit risks. The yields provided by these mortgage-related securities have historically exceeded the yields on other types of U.S. government securities with comparable "lives" largely due to the risks associated with prepayment.

        Adjustable rate mortgage securities ("ARMS") are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates determined in accordance with a predetermined interest rate index and which may be subject to certain limits. The adjustment feature of ARMS tends to lessen their interest rate sensitivity.

        The Fixed-Income and Money Market Funds consider GNMA, FNMA and FHLMC-issued pass-through certificates, Collateralized Mortgage Obligations ("CMOs") and other mortgage-related securities to be U.S. government securities for purposes of their investment policies.

        Mortgage-Related Securities: Government National Mortgage Association. GNMA is a wholly owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of, and interest on, securities that are based on and backed by a pool of specified mortgage loans. For these types of securities to qualify for a GNMA guarantee, the underlying collateral must be mortgages insured by the FHA under the Housing Act, or Title V of the Housing Act of 1949, as amended ("VA Loans"), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

        GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

        Mortgage-Related Securities: Federal National Mortgage Association. FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. FNMA was originally organized in 1938 as a U.S. Government agency to add greater liquidity to the mortgage market. FNMA was transformed into a private sector corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA acquires funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

        Each FNMA pass-through security represents a proportionate interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. Government agency). The loans contained in those pools consist of one or more of the following: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable-rate mortgage loans; (5) other adjustable-rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

        Mortgage-Related Securities: Federal Home Loan Mortgage Corporation. FHLMC is a corporate instrumentality of the United States established by the Emergency Home Finance Act of 1970, as amended. FHLMC was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

        The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable-rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must include whole loans, participation interests in whole loans and undivided interests in whole loans and participation in another FHLMC security.

        Privately Issued Mortgage-Related Securities. Each Fixed-Income Fund may invest in mortgage-related securities offered by private issuers, including pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs collateralized by mortgage-related securities issued by GNMA, FNMA, FHLMC or by pools of conventional mortgages, multifamily or commercial mortgage loans.

        Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of and interest on the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

        Each Fixed-Income Fund may invest in, among other things, "parallel pay" CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class which, like the other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

        Privately issued mortgage-related securities generally offer a higher rate of interest (but greater credit and interest rate risk) than U.S. government and agency mortgage-related securities because they offer no direct or indirect governmental guarantees. Many issuers or servicers of mortgage-related securities guarantee or provide insurance for timely payment of interest and principal, however. The Short Bond Fund and Total Return Bond Fund may purchase some mortgage-related securities through private placements that are restricted as to further sale. The value of these securities may be very volatile.

        Adjustable-Rate Mortgage-Related Securities. Because the interest rates on the mortgages underlying adjustable-rate mortgage-related securities ("ARMS") reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMS allow a Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a Fund. Further, because of this feature, the value of ARMS is unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments. For further discussion of the risks associated with mortgage-related securities generally.

        Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities ("SMBS"). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

        CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

        The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

        CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

        Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

        SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IOs, POs and other mortgage securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

        Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets have not developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

        The Money Market Funds do not invest in SMBS, however, and the Total Return and Short Bond Funds limit their SMBS investments to 10% of total assets. The Total Return Bond and Short Bond Funds may invest in derivative securities known as "floaters" and "inverse floaters," the values of which vary in response to interest rates. These securities may be illiquid and their values may be very volatile.

        Asset-Backed Securities. Each Fixed-Income Fund may invest up to 25% (5% for the other Funds) of its total assets in asset-backed securities. These are secured by and payable from pools of assets, such as motor vehicle installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (e.g., credit card) agreements. Like mortgage-related securities, these securities are subject to the risk of prepayment.

        Variable Rate Demand Notes. Variable rate demand notes ("VRDNs") are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30-, 60-, 90-, 180-, or 365-day intervals. The interest rates are adjustable at intervals ranging from daily to six months. Adjustment formulas are designed to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments typically are based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

        The Tax-Free Funds also may invest in VRDNs in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("institution"). Participating VRDNs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the institution upon a specified number of days' notice, not to exceed seven. In addition, the Participating VRDN is backed by an irrevocable letter of credit or guaranty of the institution. A Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the institution in such obligation except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

        Participating VRDNs may be unrated or rated, and their creditworthiness may be a function of the creditworthiness of the issuer, the institution furnishing the irrevocable letter of credit, or both. Accordingly, the Tax-Free Funds may invest in such VRDNs, the issuers or underlying institutions of which the Manager believes are creditworthy and satisfy the quality requirements of the Funds. The Manager periodically monitors the creditworthiness of the issuer of such securities and the underlying institution.

        During periods of high inflation and periods of economic slowdown, together with the fiscal measures adopted by governmental authorities to attempt to deal with them, interest rates have varied widely. While the value of the underlying VRDN may change with changes in interest rates generally, the variable rate nature of the underlying VRDN should minimize changes in the value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed-income securities. The Tax-Free Funds may invest in VRDNs on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such VRDNs may fluctuate; to the extent they do increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the VRDNs is made in relation to movements of various interest rate adjustment indices, the VRDNs are not comparable to long-term fixed-rate securities. Accordingly, interest rates on the VRDNs may be higher or lower than current market rates for fixed-rate obligations of comparable quality with similar maturities.

        Structured Notes and Indexed Securities. The Funds may invest in structured notes and indexed securities. Structured notes are debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Index securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, the Manager analyzes these securities in its overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the Fund's interest rate risk.

        Municipal Securities. Because the Tax-Free Funds invest at least 80% of their total assets in obligations either issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, including industrial development bonds, as well as obligations of certain agencies and instrumentalities of the U.S. government, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal income tax ("Municipal Securities"), or exempt from federal and California personal income tax ("California Municipal Securities"), and the California Money Fund invests at least 65% (or 80% as required by SEC rules) of its total assets in California Municipal Securities, and may invest in Municipal Securities, these Funds generally will have a lower yield than if they primarily purchased higher yielding taxable securities, commercial paper or other securities with correspondingly greater risk. Generally, the value of the Municipal Securities and California Municipal Securities held by these Funds will fluctuate inversely with interest rates.

        General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

        Revenue Bonds. A revenue bond is not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a governmental assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

        Industrial Development Bonds. Industrial development bonds, which may pay tax-exempt interest, are, in most cases, revenue bonds and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business manufacturing, housing, sports, and pollution control. These bonds also are used to finance public facilities, such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for such payment. As a result of 1986 federal tax legislation, industrial revenue bonds may no longer be issued on a tax-exempt basis for certain previously permissible purposes, including sports and pollution control facilities.

        Participation Interests. The Tax-Free Funds may purchase from financial institutions participation interests in Municipal Securities, such as industrial development bonds and municipal lease/purchase agreements. A participation interest gives a Fund an undivided interest in a Municipal Security in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Security. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Board of Trustees has approved as meeting the Board's standards, or, alternatively, the payment obligation will be collateralized by U.S. Government securities

        For certain participation interests, these Funds will have the right to demand payment, on not more than seven days' notice, for all or any part of their participation interest in a Municipal Security, plus accrued interest. As to these instruments, these Funds intend to exercise their right to demand payment only upon a default under the terms of the Municipal Securities, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of their investment portfolios. The California Intermediate Bond Fund will not invest more than 15% of its total assets and the California Money Fund will not invest more than 10% of its total assets in participation interests that do not have this demand feature, and in other illiquid securities.

        Some participation interests are subject to a "nonappropriation" or "abatement" feature by which, under certain conditions, the issuer of the underlying Municipal Security may, without penalty, terminate its obligation to make payment. In such event, the holder of such security must look to the underlying collateral, which is often a municipal facility used by the issuer.

        Custodial Receipts. The Tax-Free Funds may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Securities that underlie the custodial receipts. A number of different arrangements are possible. In the most common custodial receipt arrangement, an issuer or a third party owning the Municipal Securities deposits such obligations with a custodian in exchange for two classes of custodial receipts with different characteristics. In each case, however, payments on the two classes are based on payments received on the underlying Municipal Securities. One class has the characteristics of a typical auction-rate security, having its interest rate adjusted at specified intervals, and its ownership changes based on an auction mechanism. The interest rate of this class generally is expected to be below the coupon rate of the underlying Municipal Securities and generally is at a level comparable to that of a Municipal Security of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, although inversely to changes in the rate of interest of the first class. If the interest rate on the first class exceeds the coupon rate of the underlying Municipal Securities, its interest rate will exceed the rate paid on the second class. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Securities. The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Security of comparable quality and maturity and their purchase by one of these Funds should increase the volatility of its net asset value and, thus, its price per share. These custodial receipts are sold in private placements and are subject to these Funds' limitation with respect to illiquid investments. The Tax-Free Funds also may purchase directly from issuers, and not in a private placement, Municipal Securities having the same characteristics as the custodial receipts.

        Tender Option Bonds. The Tax-Free Funds may purchase tender option bonds and similar securities. A tender option bond is a Municipal Security, generally held pursuant to a custodial arrangement, having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, coupled with an agreement of a third party, such as a bank, broker-dealer or other financial institution, granting the security holders the option, at periodic intervals, to tender their securities to the institution and receive their face value. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Manager, on behalf of a Tax-Free Fund, considers on a periodic basis the creditworthiness of the issuer of the underlying Municipal Security, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons. The California Intermediate Bond Fund will not invest more than 15% of its total assets and the California Money Fund more than 10% of its total assets in securities that are illiquid (including tender option bonds with a tender feature that cannot be exercised on not more than seven days' notice if there is no secondary market available for these obligations).

        Obligations with Puts Attached. The Tax-Free Funds may purchase Municipal Securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the securities' maturity date. Although an obligation with a put attached is not a put option in the usual sense, it is commonly known as a "put" and is also referred to as a "stand-by commitment." These Funds will use such puts in accordance with regulations issued by the Securities and Exchange Commission ("SEC"). In 1982, the Internal Revenue Service (the "IRS") issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company would be the owner of tax-exempt municipal obligations acquired with a put option. The IRS also has issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The last such ruling was issued in 1983. The IRS subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the securities, or the participation interest therein, to be purchased by either the seller or a third party. The Tax-Free Funds intend to take the position that they are the owners of any municipal obligations acquired subject to a stand-by commitment or a similar put right and that tax-exempt interest earned with respect to such municipal obligations will be tax exempt in its hands. There is no assurance that stand-by commitments will be available to these Funds nor have they assumed that such commitments would continue to be available under all market conditions. There may be other types of municipal securities that become available and are similar to the foregoing described Municipal Securities in which these Funds may invest.

        Zero Coupon Bonds. The Fixed-Income and Money Market Funds may invest in zero coupon securities, which are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity, a specified redemption date or a cash payment date. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities are generally more volatile than the market prices of interest-bearing securities and respond more to changes in interest rates than interest-bearing securities with similar maturities and credit qualities. The original issue discount on the zero coupon bonds must be included ratably in the income of the Fixed-Income and Money Market Funds as the income accrues even though payment has not been received. These Funds nevertheless intend to distribute an amount of cash equal to the currently accrued original issue discount, and this may require liquidating securities at times they might not otherwise do so and may result in capital loss.

        Privatizations. The International and Global Equity Funds and the New Power Fund may invest in privatizations. Foreign governmental programs of selling interests in government-owned or -controlled enterprises ("privatizations") may represent opportunities for significant capital appreciation and these Funds may invest in privatizations. The ability of U.S. entities, such as these Funds, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be successful.

        Special Situations. The International and Global Equity Funds and the New Power Fund may invest in special situations. The Funds believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and similar vehicles (collectively, "special situations") could enhance their capital appreciation potential. These Funds also may invest in certain types of vehicles or derivative securities that represent indirect investments in foreign markets or securities in which it is impracticable for the Funds to invest directly. Investments in special situations may be illiquid, as determined by the Manager based on criteria reviewed by the Board. These Funds do not invest more than 15% of their net assets in illiquid investments, including special situations.

Risk Factors/Special Considerations Relating to Debt Securities

        The International and Global Equity Funds, the U.S. Focus Fund and the New Power Fund may invest in debt securities that are rated below BBB by S&P, Baa by Moody's or BBB by Fitch, or, if unrated, are deemed to be of equivalent investment quality by the Manager. As an operating policy, which may be changed by the Board of Trustees without shareholder approval, a Fund will invest no more than 5% of its assets in debt securities rated below Baa by Moody's or BBB by S&P, or, if unrated, of equivalent investment quality as determined by the Manager. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. The net asset value of a Fund will reflect these changes in market value.

        Bonds rated C by Moody's are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated C by S&P are obligations on which no interest is being paid. Bonds rated below BBB or Baa are often referred to as "junk bonds."

        Although such bonds may offer higher yields than higher-rated securities, low-rated debt securities generally involve greater price volatility and risk of principal and income loss, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low-rated debt securities are traded are more limited than those for higher-rated securities. The existence of limited markets for particular securities may diminish the ability of a Fund to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or financial markets and could adversely affect, and cause fluctuations in, the per-share net asset value of that Fund.

        Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of a Fund to achieve its investment objectives may, to the extent it invests in low-rated debt securities, be more dependent upon such credit analysis than would be the case if that Fund invested in higher-rated debt securities.

        Low-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment-grade securities. The prices of low-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated debt securities but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a sharper decline in the prices of low-rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low-rated debt securities defaults, a Fund may incur additional expenses to seek financial recovery. The low-rated bond market is relatively new, and many of the outstanding low-rated bonds have not endured a major business downturn.

Hedging and Risk Management Practices

        The U.S. Equity Fund, the International and Global Equity Funds, and the Total Return Fund typically will not hedge against the foreign currency exchange risks associated with their investments in foreign securities. Consequently, these Funds will be very sensitive to any changes in exchange rates for the currencies in which their foreign investments are denominated or linked. These Funds may enter into forward foreign currency exchange contracts ("forward contracts") and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below, in connection with making an investment or, on rare occasions, to hedge against expected adverse currency exchange rate changes. Despite their very limited use, the Funds may enter into hedging transactions when, in fact, it is inopportune to do so and, conversely, when it is more opportune to enter into hedging transactions the Funds might not enter into such transactions. Such inopportune timing of utilization of hedging practices could result in substantial losses to the Funds.

        The Funds also may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

        The Funds (except the Money Market Funds) also may purchase other types of options and futures and may write covered options.

        Forward Contracts. A forward contract, which is individually negotiated and privately traded by currency traders and their customers, involves an obligation to purchase or sell a specific currency for an agreed-upon price at a future date.

        A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency or is expecting a dividend or interest payment in order to "lock in" the U.S. dollar price of a security, dividend or interest payment. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's portfolio securities denominated in such currency, or when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that currency for a fixed dollar amount.

        In connection with a Fund's forward contract transactions, an amount of the Fund's assets equal to the amount of its commitments will be held aside or segregated to be used to pay for the commitments. Accordingly, a Fund always will have cash, cash equivalents or liquid equity or debt securities denominated in the appropriate currency available in an amount sufficient to cover any commitments under these contracts. Segregated assets used to cover forward contracts will be marked to market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future regulate them, and the ability of a Fund to utilize forward contracts may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance by a Fund than if it had not entered into such contracts. A Fund generally will not enter into a forward foreign currency exchange contract with a term greater than one year.

        Futures Contracts and Options on Futures Contracts. Except to the extent used by the Global Long-Short Fund, the Funds typically will not hedge against movements in interest rates, securities prices or currency exchange rates. The Funds (except the Money Market Funds) may still occasionally purchase and sell various kinds of futures contracts and options on futures contracts. These Funds also may enter into closing purchase and sale transactions with respect to any such contracts and options. Futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices.

        The Trusts have filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to
Section 4.5 of the regulations under the Commodity Exchange Act, the notice of eligibility included the representation that these Funds will use futures contracts and related options for bona fide hedging purposes within the meaning of CFTC regulations, provided that a Fund may hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions if the aggregate initial margin and premiums required to establish such positions will not exceed 5% of that Fund's net assets (after taking into account unrealized profits and unrealized losses on any such positions) and that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded from such 5%.

        The Funds (other than the Money Market Funds) will attempt to determine whether the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by these Funds or which they expect to purchase. When used, these Funds' futures transactions (except for the Global Long-Short Fund's transactions) generally will be entered into only for traditional hedging purposes--i.e., futures contracts will be sold to protect against a decline in the price of securities or currencies and will be purchased to protect a Fund against an increase in the price of securities it intends to purchase (or the currencies in which they are denominated). All futures contracts entered into by these Funds are traded on U.S. exchanges or boards of trade licensed and regulated by the CFTC or on foreign exchanges.

        Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting or "closing" purchase or sale transactions, which may result in a profit or a loss. While these Funds' futures contracts on securities or currencies will usually be liquidated in this manner, a Fund may make or take delivery of the underlying securities or currencies whenever it appears economically advantageous. A clearing corporation associated with the exchange on which futures on securities or currencies are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

        By using futures contracts to hedge their positions, these Funds seek to establish more certainty than would otherwise be possible with respect to the effective price, rate of return or currency exchange rate on portfolio securities or securities that these Funds propose to acquire. For example, when interest rates are rising or securities prices are falling, a Fund can seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market with respect to anticipated purchases. Similarly, a Fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are denominated in such currency. A Fund can purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in such currency that Fund has acquired or expects to acquire.

        As part of its hedging strategy, a Fund also may enter into other types of financial futures contracts if, in the opinion of the Manager, there is a sufficient degree of correlation between price trends for that Fund's portfolio securities and such futures contracts. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Manager will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having that Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting that Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities can be substantially offset by appreciation in the value of the futures position. However, any unanticipated appreciation in the value of a Fund's portfolio securities could be offset substantially by a decline in the value of the futures position.

        The acquisition of put and call options on futures contracts gives a Fund the right (but not the obligation), for a specified price, to sell or purchase the underlying futures contract at any time during the option period. Purchasing an option on a futures contract gives a Fund the benefit of the futures position if prices move in a favorable direction, and limits its risk of loss, in the event of an unfavorable price movement, to the loss of the premium and transaction costs.

        A Fund may terminate its position in an option contract by selling an offsetting option on the same series. There is no guarantee that such a closing transaction can be effected. A Fund's ability to establish and close out positions on such options is dependent upon a liquid market.

        Loss from investing in futures transactions by a Fund is potentially unlimited.

        A Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended, for maintaining its qualification as a regulated investment company for federal income tax purposes.

        Options on Securities, Securities Indices and Currencies. Each Fund (other than the Money Market Funds) may purchase put and call options on securities in which it has invested, on foreign currencies represented in its portfolios and on any securities index based in whole or in part on securities in which that Fund may invest. A Fund also may enter into closing sales transactions in order to realize gains or minimize losses on options they have purchased.

        A Fund normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period.

        A Fund may purchase and sell options traded on U.S. and foreign exchanges. Although a Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

        Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

        Although the Funds do not (with the exception of the Global Long-Short
Fund) currently intend to do so, they may, in the future, write (i.e., sell) covered put and call options on securities, securities indices and currencies in which they may invest. A covered call option involves a Fund's giving another party, in return for a premium, the right to buy specified securities owned by that Fund at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against a price decline of the underlying security. However, by writing a covered call option, a Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price) in the underlying security. In addition, a Fund's ability to sell the underlying security is limited while the option is in effect unless that Fund effects a closing purchase transaction.

        Each Fund also may write covered put options that give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. A Fund will receive a premium for writing a put option but will be obligated for as long as the option is outstanding to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise. In order to "cover" put options it has written, a Fund will cause its custodian to segregate cash, cash equivalents, U.S.

Government securities or other liquid equity or debt securities with at least the value of the exercise price of the put options. A Fund will not write put options if the aggregate value of the obligations underlying the put options exceeds 25% of that Fund's total assets.

        The Global Long-Short Fund may write options that are not covered by portfolio securities. This is regarded as a speculative investment technique that could expose the Fund to substantial losses. The Global Long-Short Fund will designate liquid securities in the amount of its potential obligation under uncovered options, and increase or decrease the amount of designated assets daily based on the amount of the then-current obligation under the option. This designation of liquid assets will not eliminate the risk of loss from writing the option but it will ensure that the Global Long-Short Fund can satisfy its obligations under the option.

        There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Funds' orders.

        Leaps and Bounds. Subject to the limitation that no more than 25% of its assets be invested in options, each of the Global Long-Short Fund and the Emerging Markets Focus Fund may invest in long-term, exchange-traded equity options called Long-term Equity Anticipation Securities ("LEAPS") and Buy-Write Options Unitary Derivatives ("BOUNDS"). LEAPS provide a holder the opportunity to participate in the underlying securities' appreciation in excess of a fixed dollar amount, and BOUNDS provide a holder the opportunity to retain dividends on the underlying securities while potentially participating in the underlying securities' capital appreciation up to a fixed dollar amount.

        Equity-Linked Derivatives--SPDRs, WEBS, DIAMONDS and OPALS. Each Fund may invest in Standard & Poor's ("S&P") Depository Receipts ("SPDRs") and S&P's MidCap 400 Depository Receipts ("MidCap SPDRs"), World Equity Benchmark Series ("WEBS"), Dow Jones Industrial Average instruments ("DIAMONDS") and baskets of Country Securities ("OPALS"). Each of these instruments are derivative securities whose value follows a well-known securities index or baskets of securities.

        SPDRs and MidCap SPDRs are designed to follow the performance of S&P 500 Index and the S&P MidCap 400 Index, respectively. WEBS are currently available in 17 varieties, each designed to follow the performance of a different Morgan Stanley Capital International country index. DIAMONDS are designed to follow the performance of the Dow Jones Industrial Average which tracks the composite stock performance of 30 major U.S. companies in a diverse range of industries.

        OPALS track the performance of adjustable baskets of stocks owned by Morgan Stanley Capital (Luxembourg) S.A. (the "Counterparty") until a specified maturity date. Holders of OPALS will receive semi-annual distributions corresponding to dividends received on shares contained in the underlying basket of stocks and certain amounts, net of expenses. On the maturity date of the OPALS, the holders will receive the physical securities comprising the underlying baskets. Opals, like many of these types of instruments, represent an unsecured obligation and therefore carry with them the risk that the Counterparty will default.

        Because the prices of SPDRs, MidCap SPDRs, WEBS, DIAMONDS and OPALS are correlated to diversified portfolios, they are subject to the risk that the general level of stock prices may decline or that the underlying indices decline. In addition, because SPDRs, MidCap SPDRs, WEBS, DIAMONDS and OPALS will continue to be traded even when trading is halted in component stocks of the underlying indices, price quotations for these securities may, at times, be based upon non-current price information with respect to some of even all of the stocks in the underlying indices. In addition to the risks disclosed in "Foreign Securities" below, because WEBS mirror the performance of a single country index, a economic downturn in a single country could significantly adversely affect the price of the WEBS for that country.

Other Investment Practices

        Repurchase Agreements. Each Fund may enter into repurchase agreements. A Fund's repurchase agreements will generally involve a short-term investment in a U.S. Government security or other high-grade liquid debt security, with the seller of the underlying security agreeing to repurchase it at a mutually agreed-upon time and price. The repurchase price is generally higher than the purchase price, the difference being interest income to that Fund. Alternatively, the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on the date of repurchase. In either case, the income to a Fund is unrelated to the interest rate on the underlying security.

        Under each repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Manager, acting under the supervision of the Boards, reviews on a periodic basis the suitability and creditworthiness, and the value of the collateral, of those sellers with whom the Funds enter into repurchase agreements to evaluate potential risk. All repurchase agreements will be made pursuant to procedures adopted and regularly reviewed by the Boards.

        The Funds generally will enter into repurchase agreements of short maturities, from overnight to one week, although the underlying securities will generally have longer maturities. The Funds regard repurchase agreements with maturities in excess of seven days as illiquid. A Fund may not invest more than 15% (10% in the case of the Money Market Funds) of the value of its net assets in illiquid securities, including repurchase agreements with maturities greater than seven days.

        For purposes of the Investment Company Act, a repurchase agreement is deemed to be a collateralized loan from a Fund to the seller of the security subject to the repurchase agreement. It is not clear whether a court would consider the security acquired by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by that Fund to the seller. If bankruptcy or insolvency proceedings are commenced with respect to the seller of the security before its repurchase, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the security. If a court characterizes such a transaction as a loan and a Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor. As such, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the Manager seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the seller of the security.

        Apart from the risk of bankruptcy or insolvency proceedings, a Fund also runs the risk that the seller may fail to repurchase the security. However, each Fund always requires collateral for any repurchase agreement to which it is a party in the form of securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and each Fund makes payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian bank. If the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund, pursuant to its repurchase agreement, may require the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price (including interest) at all times.

        The Funds may participate in one or more joint accounts with each other and other series of the Trusts that invest in repurchase agreements collateralized, subject to their investment policies, either by (i) obligations issued or guaranteed as to principal and interest by the U.S. Government or by one of its agencies or instrumentalities, or (ii) privately issued mortgage-related securities that are in turn collateralized by securities issued by GNMA, FNMA or FHLMC, and are rated in the highest rating category by a nationally recognized statistical rating organization, or, if unrated, are deemed by the Manager to be of comparable quality using objective criteria. Any such repurchase agreement will have, with rare exceptions, an overnight, over-the-weekend or over-the-holiday duration, and in no event have a duration of more than seven days.

        Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements. A Fund typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. This use of proceeds involves leverage, and a Fund will enter into a reverse repurchase agreement for leverage purposes only when the Manager believes that the interest income to be earned from the investment of the proceeds would be greater than the interest expense of the transaction. A Fund also may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when sale of the Fund's securities is disadvantageous.

        The Funds cause their custodian to segregate liquid assets, such as cash, U.S. Government securities or other liquid equity or debt securities equal in value to their obligations (including accrued interest) with respect to reverse repurchase agreements. Such assets are marked to market daily to ensure that full collateralization is maintained.

        Dollar Roll Transactions. The Total Return Bond Fund and the Government Money Fund may enter into dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a security to a financial institution concurrently with an agreement by that Fund to purchase a similar security from the institution at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional portfolio securities of that Fund, and the income from these investments, together with any additional fee income received on the sale, may or may not generate income for that Fund exceeding the yield on the securities sold.

        At the time a Fund enters into a dollar roll transaction, it causes its custodian to segregate liquid assets such as cash, U.S. Government securities or other liquid equity or debt securities having a value equal to the purchase price for the similar security (including accrued interest) and subsequently marks the assets to market daily to ensure that full collateralization is maintained.

        Lending of Portfolio Securities. A Fund may lend its portfolio securities in order to generate additional income. Such loans may be made to broker-dealers or other financial institutions whose creditworthiness is acceptable to the Manager. These loans would be required to be secured continuously by collateral, including cash, cash equivalents, irrevocable letters of credit, U.S. Government securities, or other high-grade liquid debt securities, maintained on a current basis (i.e., marked to market daily) at an amount at least equal to 100% of the market value of the securities loaned plus accrued interest. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. Loans are subject to termination at the option of a Fund or the borrower at any time. Upon such termination, that Fund is entitled to obtain the return of the securities loaned within five business days.

        For the duration of the loan, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, will receive proceeds from the investment of the collateral and will continue to retain any voting rights with respect to those securities. As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities fail financially. However, the loans will be made only to borrowers deemed by the Manager to be creditworthy, and when, in the judgment of the Manager, the income which can be earned currently from such loans justifies the attendant risk. Additionally, for the duration of the loan, a Fund will not have the right to vote on securities while they are being lent, but will generally call a loan in anticipation of any important vote.

        Such loans of securities are collateralized with collateral assets in an amount at least equal to the current value of the loaned securities, plus accrued interest. There is a risk of delay in receiving collateral or recovering the securities loaned or even a loss of rights in the collateral should the borrower failed financially.

        Leverage. Each of the Global Long-Short Fund and the Emerging Markets Focus Fund may leverage its portfolio in an effort to increase the total return. Although leverage creates an opportunity for increased income and gain, it also creates special risk considerations. For example, leveraging may magnify changes in the net asset value of a Fund's shares and in the yield on its portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value whole the borrowing is outstanding. Leveraging creates interest expenses that can exceed the income from the assets retained.

        When-Issued and Forward Commitment Securities. The Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed delivery" basis. The price of such securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by a Fund to the issuer. While the Funds reserve the right to sell when-issued or delayed delivery securities prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the settlement price. The Funds do not believe that their net asset values will be adversely affected by their purchase of securities on a when-issued or delayed delivery basis. The Funds cause their custodian to segregate cash, U.S. government securities or other liquid equity or debt securities with a value equal in value to commitments for when-issued or delayed delivery securities. The segregated securities either will mature or, if necessary, be sold on or before the settlement date. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund will earn no income on these assets.

        The Funds may seek to hedge investments or to realize additional gains through forward commitments to sell high-grade liquid debt securities it does not own at the time it enters into the commitments. Such forward commitments effectively constitute a form of short sale. To complete such a transaction, the Fund must obtain the security which it has made a commitment to deliver. If the Fund does not have cash available to purchase the security it is obligated to deliver, it may be required to liquidate securities in its portfolio at either a gain or a loss, or borrow cash under a reverse repurchase or other short-term arrangement, thus incurring an additional expense. In addition, the Fund may incur a loss as a result of this type of forward commitment if the price of the security increases between the date the Fund enters into the forward commitment and the date on which it must purchase the security it is committed to deliver. The Fund will realize a gain from this type of forward commitment if the security declines in price between those dates. The amount of any gain will be reduced, and the amount of any loss increased, by the amount of the interest or other transaction expenses the Fund may be required to pay in connection with this type of forward commitment. Whenever this Fund engages in this type of transaction, it will segregate assets as discussed above.

        Illiquid Securities. A Fund may invest up to 15% (10% for the Money Market Funds) of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities and includes, among others, repurchase agreements maturing in more than seven days, certain restricted securities and securities that are otherwise not freely transferable. Illiquid securities also include shares of an investment company held by a Fund in excess of 1% of the total outstanding shares of that investment company. Restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933, as amended ("1933 Act"). Illiquid securities acquired by a Fund may include those that are subject to restrictions on transferability contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but that would not be freely marketable in the United States, will not be considered illiquid. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time that Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, that Fund might obtain a less favorable price than prevailed when it decided to sell.

        In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities sold in private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments often are restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be resold readily or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not determinative of the liquidity of such investments.

        Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in a Fund's inability to dispose of such securities promptly or at favorable prices.

        The Boards have delegated the function of making day-to-day determinations of liquidity to the Manager pursuant to guidelines approved by the Boards. The Manager takes into account a number of factors in reaching liquidity decisions, including, but not limited to: (i) the frequency of trades for the security, (ii) the number of dealers that quote prices for the security,
(iii) the number of dealers that have undertaken to make a market in the security, (iv) the number of other potential purchasers, and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). The Manager monitors the liquidity of restricted securities in the Funds' portfolios and reports periodically on such decisions to the Boards.

        Defensive Investments and Portfolio Turnover. Notwithstanding its investment objective, each Fund may adopt up to 100% cash or cash equivalent position for temporary defensive purposes to protect against the erosion of its capital base. Depending on the Manager's analysis of the various markets and other considerations, all or part of the assets of the Fund may be held in cash and cash equivalents (denominated in U.S. dollars or foreign currencies), such as U.S. government securities or obligations issued or guaranteed by the government of a foreign country or by an international organization designed or supported by multiple foreign governmental entities to promote economic reconstruction or development, high-quality commercial paper, time deposits, savings accounts, certificates of deposit, bankers' acceptances, and repurchase agreements with respect to all of the foregoing. Such investments also may be made for temporary purposes pending investment in other securities and following substantial new investment of the Fund.

        Portfolio securities are sold whenever the Manager believes it appropriate, regardless of how long the securities have been held. The Manager therefore changes the Fund's investments whenever it believes doing so will further the Fund's investment objectives or when it appears that a position of the desired size cannot be accumulated. Portfolio turnover generally involves some expenses to the Fund, including brokerage commissions, dealer markups, and other transaction costs and may result in the recognition of gains that may be distributed to shareholders. Portfolio turnover in excess of 100% is considered high and increases such costs. Even when portfolio turnover exceeds 100%, however, the Fund does not regard portfolio turnover as a limiting factor.


                                  RISK FACTORS

        The following describes certain risks involved with investing in the Funds in addition to those described in the prospectus or elsewhere in this Statement of Additional Information. Investors in the Balanced Fund should note the risks involved with each Underlying Fund, because the Balanced Fund is a "fund-of-funds."

Foreign Securities

        The U.S. Equity Funds, International and Global Equity Funds, the Total Return Bond Fund, the Short Bond Fund and the Government Money Fund may purchase securities in foreign countries. Accordingly, shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. Foreign investments involve the possibility of expropriation, nationalization or confiscatory taxation; taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country and repatriation of investments); default in foreign government securities, and political or social instability or diplomatic developments that could adversely affect investments. In addition, there is often less publicly available information about foreign issuers than those in the United States. Foreign companies are often not subject to uniform accounting, auditing and financial reporting standards. Further, these Funds may encounter difficulties in pursuing legal remedies or in obtaining judgments in foreign courts.

        Brokerage commissions, fees for custodial services and other costs relating to investments by the Funds in other countries are generally greater than in the United States. Foreign markets have different clearance and settlement procedures from those in the United States, and certain markets have experienced times when settlements did not keep pace with the volume of securities transactions which resulted in settlement difficulty. The inability of a Fund to make intended security purchases due to settlement difficulties could cause it to miss attractive investment opportunities. Inability to sell a portfolio security due to settlement problems could result in loss to the Fund if the value of the portfolio security declined, or result in claims against the Fund if it had entered into a contract to sell the security. In certain countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The securities markets of many of the countries in which these Funds may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

        Because certain securities may be denominated in foreign currencies, the value of such securities will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of a foreign currency against the U.S. dollar results in a corresponding change in the U.S. dollar value of a Fund's securities denominated in the currency. Such changes also affect the Fund's income and distributions to shareholders. A Fund may be affected either favorably or unfavorably by changes in the relative rates of exchange among the currencies of different nations, and a Fund may therefore engage in foreign currency hedging strategies. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the Manager's ability to predict movements in exchange rates.

        Some countries in which one of these Funds may invest may also have fixed or managed currencies that are not freely convertible at market rates into the U.S. dollar. Certain currencies may not be internationally traded. A number of these currencies have experienced steady devaluation relative to the U.S. dollar, and such devaluations in the currencies may have a detrimental impact on the Fund. Many countries in which a Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates may have negative effects on certain economies and securities markets. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments. Certain countries also limit the amount of foreign capital that can be invested in their markets and local companies, creating a "foreign premium" on capital investments available to foreign investors such as the Funds. The Funds may pay a "foreign premium" to establish an investment position which it cannot later recoup because of changes in that country's foreign investment laws.

Emerging Market Countries

        The International and Global Equity Funds, particularly the Emerging Markets Fund, the Emerging Markets Focus Fund and the Emerging Asia Fund, may invest in securities of companies domiciled in, and in markets of, so-called "emerging market countries." These investments may be subject to potentially higher risks than investments in developed countries. These risks include (i) volatile social, political and economic conditions; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility;
(iii) the existence of national policies which may restrict these Funds' investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain emerging market countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in certain emerging market countries may be slowed or reversed by unanticipated political or social events in such countries.

Exchange Rates and Policies

        The Total Return Bond Fund, the New Power Fund and the International and Global Equity Funds endeavor to buy and sell foreign currencies on favorable terms. Some price spreads on currency exchange (to cover service charges) may be incurred, particularly when these Funds change investments from one country to another or when proceeds from the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent these Funds from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to these Funds' investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

        These Funds may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments.

        The Manager considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions that would affect the liquidity of the Funds' assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Manager also considers the degree of risk attendant to holding portfolio securities in domestic and foreign securities depositories (see "Investment Management and Other Services").

Concentration in Communications Industry

        The Global Communications Fund concentrates its investments in the global communications industry. Consequently, the Fund's share value may be more volatile than that of mutual funds not sharing this concentration. The value of the Fund's shares may vary in response to factors affecting the global communications industry, which may be subject to greater changes in governmental policies and regulation than many other industries, and regulatory approval requirements may materially affect the products and services. Because the Global Communications Fund must satisfy certain diversification requirements in order to maintain its qualification as a regulated investment company within the meaning of the Internal Revenue Code, the Fund may not always be able to take full advantage of opportunities to invest in certain communications companies.

Interest Rates

        The market value of debt securities that are interest rate sensitive is inversely related to changes in interest rates. That is, an interest rate decline produces an increase in a security's market value and an interest rate increase produces a decrease in value. The longer the remaining maturity of a security, the greater the effect of interest rate changes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of its creditworthiness also affect the market value of that issuer's debt securities.

        Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities in a Fund's portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fixed-Income Fund and a Money Market Fund, to the extent that it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. If this occurs, that Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fixed-Income and Money Market Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium. Duration is one of the fundamental tools used by the Manager in managing interest rate risks including prepayment risks. Traditionally, a debt security's "term to maturity" characterizes a security's sensitivity to changes in interest rates "Term to maturity," however, measures only the time until a debt security provides its final payment, taking no account of prematurity payments. Most debt securities provide interest ("coupon") payments in addition to a final ("par") payment at maturity, and some securities have call provisions allowing the issuer to repay the instrument in full before maturity date, each of which affect the security's response to interest rate changes. "Duration" is considered a more precise measure of interest rate risk than "term to maturity." Determining duration may involve the Manager's estimates of future economic parameters, which may vary from actual future values. Fixed-income securities with effective durations of three years are more responsive to interest rate fluctuations than those with effective durations of one year. For example, if interest rates rise by 1%, the value of securities having an effective duration of three years will generally decrease by approximately 3%.

Equity Swaps

        The U.S. Equity and International and Global Equity Funds may invest in equity swaps. Equity swaps allow the parties to exchange the dividend income or other components of return on an equity investment (e.g., a group of equity securities or an index) for a component of return on another non-equity or equity investment. Equity swaps are derivatives, and their values can be very volatile. To the extent that the Manager does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. The value of some components of an equity swap (like the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, the Fund may suffer a loss if the counterparty defaults.

Short Sales

        Each of the Funds (with the exception of the Global Long-Short Fund) does not expect to make significant use of short sales, but the portfolio managers may, from time to time, engage in short sales when believed to be appropriate. Short sales are transactions in which a Fund sells a security or other asset which it does not own, in anticipation of a decline in the market value of the security or other asset. A Fund will realize a profit or incur a loss depending upon whether the price of the security sold short decreases or increases in value between the date of the short sale and the date on which that Fund must replace the borrowed security. Short sales are speculative investments and involve special risks, including greater reliance on the Manager's accurately anticipating the future value of a security. Short sales also may result in a Fund's recognition of gain for certain portfolio securities.

        Until a Fund replaces a borrowed security, it will instruct its custodian to identify as unavailable for investment cash, U.S. government securities, or other liquid debt or equity securities such that the amount so identified plus any amount deposited with a broker or other custodian as collateral will equal the current value of the security sold short and will not be less than the value of the security at the time it was sold short. Depending on arrangements made with the broker or custodian, a Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian.

Non-Diversified Portfolio

        The Mid Cap Focus Fund, the U.S. Focus Fund, the New Power Fund, the International Focus Fund, the Global Focus Fund, and California Intermediate Bond Fund are "non-diversified" investment companies under the Investment Company Act. This means that, with respect to 50% of each Fund's total assets, it may not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. government). The balance of its assets may be invested in as few as two issuers. Thus, up to 25% of each Fund's total assets may be invested in the securities of any one issuer. The investment return on a non-diversified portfolio, however, typically is dependent upon the performance of a smaller number of issuers relative to the number of issuers held in a diversified portfolio. If the financial condition or market assessment of certain issuers changes, each Fund's policy of acquiring large positions in the shares or obligations of a relatively small number of issuers may affect the value of its portfolio to a greater extent than if its portfolio were fully diversified.

        For purposes of this limitation with respect to the California Intermediate Bond Fund, a security is considered to be issued by the governmental entity (or entities) the assets and revenues of which back the security, or, with respect to an industrial development bond, that is backed only by the assets and revenues of a non-governmental user, by such non-governmental user. In certain circumstances, the guarantor of a guaranteed security also may be considered to be an issuer in connection with such guarantee. By investing in a portfolio of municipal securities, a shareholder in the California Intermediate Bond Fund enjoys greater diversification than an investor holding a single municipal security.

California Municipal Securities

        The information set forth below is a general summary intended to give a recent historical description. It is not a discussion of any specific factors that may affect any particular issuer of California Municipal Securities. The information is not intended to indicate continuing or future trends in the condition, financial or otherwise, of California. Such information is derived from official statements utilized in connection with securities offerings of the State of California that have come to the attention of the Trusts and were available prior to the date of this Statement of Additional Information. Such information has not been independently verified by the California Intermediate Bond and California Money Funds.

        Because the California Intermediate Bond and California Money Funds expect to invest substantially all of their assets in California Municipal Securities, they will be susceptible to a number of complex factors affecting the issuers of California Municipal Securities, including national and local political, economic, social, environmental and regulatory policies and conditions. These Funds cannot predict whether or to what extent such factors or other factors may affect the issuers of California Municipal Securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by these Funds to pay interest on, or principal of, such securities. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no responsibility on the part of the State of California to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within California, and it is possible these Funds will invest in obligations of particular issuers as to which such specific factors are applicable.

        The California economy and general financial condition affect the ability of the State and local governments to raise and redistribute revenues to assist issuers of municipal securities to make timely payments on their obligations. California is the most populous state in the nation with a total population estimated at 33.4 million. California has a diverse economy, with major employment in the agriculture, manufacturing, high technology, services, trade, entertainment and construction sectors. Certain of the State's significant industries, such as high technology, are sensitive to economic disruptions in their export markets and the State's rate of economic growth, therefore, could be adversely affected by any such disruption. A significant downturn in U.S. stock market prices could adversely affect California's economy by reducing household spending and business investment, particularly in the important high technology sector. Moreover, a large and increasing share of the State's General Fund revenue in the form of income and capital gains taxes is directly related to, and would be adversely affected by a significant downturn in the performance of, the stock markets.

        In addition, it is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area. The possibility exists that another such earthquake could create a major dislocation of the California economy and significantly affect state and local government budgets.

        After experiencing strong growth throughout much of the 1980s, from 1990-1993 the State suffered through a severe recession, the worst since the 1930's, heavily influenced by large cutbacks in defense/aerospace industries, military base closures and a major drop in real estate construction. California's economy has been performing strongly since the start of 1994. The recession severely affected State revenues while the State's health and welfare costs were increasing. Consequently, the State had a lengthy period of budget imbalance. The large budget deficits depleted the State's available cash resources and it had to use a series of external borrowings to meet its cash needs. With the end of the recession in 1994, the State's financial condition improved, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint. The accumulated budget deficit from the recession years was eliminated. No deficit borrowing has occurred at the end of the last five fiscal years. The State has also increased aid to local governments and reduced certain mandates for local services. Although California's growth continues to outpace the nation, the early months of 2001 revealed a significant moderation in the State's economic growth. The May 2001-02 Revision published by a Legislative Analyst's Office disclosed a reversal of the recent General Fund financial trend as a result of the slowdown in economic growth in the State starting in the first quarter of 2001 and most particularly the steep drop in market levels since early 2000.

        On July 26, 2001, the Governor signed the 2001 Budget Act enacting the State's fiscal year 2001-02 budget. The spending plan projects General Fund revenues of $75.1 billion, a drop of $2.9 billion from revised 2000-01 estimates. The 2001 Budget Act includes General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year, which could be accomplished without serious program cuts because such a large part of the 2000 Budget Act was comprised of one-time expenditures. The 2001 Budget Act also includes Special Fund expenditures of $21.3 billion and Bond Fund expenditures of $3.2 billion. The Governor held back $500 million as a set aside for litigation costs and vetoed almost $500 million in General Fund expenditures from the Budget passed by the legislature.

        The State issued approximately $5.7 billion of revenue anticipation notes on October 4, 2001 as part of its cash management program. The Department of Finance estimated in the 2001 Budget Act that the June 30, 2001 Special Fund for Economic Uncertainties ("SFEU") balance, the budget reserve, will be approximately $6.3 billion, although this reserve has been virtually entirely used to provide advances to support the Department of Water Resources ("DWR") power purchase program, as described below. The 2001 Budget Act uses more than half of the budget surplus as of June 30, 2001, but has a projected balance in the SFEU at June 30, 2002 of $2.6 billion. The 2001 Budget Act assumes the $6.1 billion advanced by the General Fund to the Department of Water Resources for power purchases will be repaid with interest.

        Since the enactment of the 2001 Budget Act, the Governor has signed into law several spending bills or tax credits totaling an estimated $110 million for the General Fund for 2001-02, which would in the absence of offsetting expenditure reductions reduce the budgeted reserve in the SFEU of $2.6 billion. In preparing the 2002-03 Proposed Budget, the Governor has informed all State agencies (other than public safety activities and other mandatory expenditures) to prepare 15% reduction proposals.

        In mid-2000, wholesale electricity prices in California began to rise, swiftly and dramatically. Retail electricity rates permitted to be charged by California's investor-owned utilities ("IOU") had previously been frozen by California law. The resulting shortfall between revenues and costs adversely affected the creditworthiness of the IOUs and their ability to purchase electricity. In the face of those difficulties and serious shortages of electricity, the Governor proclaimed a state of emergency to exist in California and directed the DWR to enter into contracts and arrangements for the purchase and sale of electric power using advances from the State's General Fund, as necessary to assist in mitigating the effects of the emergency. The DWR's power supply program is designed to cover the shortfall between the amount of electricity required by retail electric customer's of California's IOUs and the amount of electricity produced by the IOUs and purchased by the IOUs under existing contracts.



        Between January 17, 2001 and October 15, 2001, DWR committed approximately $11.3 billion under the power supply program. DWR has announced plans to issue approximately $12.5 billion in revenue bonds to purchase electricity, which would be repaid over time by ratepayers. Neither the faith and credit nor the taxing power of the State will be pledged to pay the revenue bonds. The timing of the DWR bond sales is dependent on action by the California Public Utilities Commission and other factors, including potential legal challenges. Although this crisis has moderated in the past few months, the State Department of Finance believes that short- and long-term business investment and location decisions may be adversely affected by the energy crisis.

         The terrorist attacks of September 11, 2001 have resulted in increased uncertainty regarding the economic outlook for the State. Past experience suggests that shocks to American society of far lesser severity have resulted in a temporary loss in consumer and business confidence and a reduction in the rate of economic growth. With the U.S. economy already on the edge of recession before the attacks, a downturn in the economy is now a distinct possibility, with a corresponding reduction in State General Fund revenues which had already started to appear before September 11, 2001. It is not possible at this time to project how much the State's economy may be further affected as a result of the attacks.

        The most recent economic report from the Department of Finance, issued in October 2001, excludes any impact from the September 11 attacks. General Fund revenues have been below forecast by a net amount of 0.5% for May and June 2001 and by 3.8% for July through September, a reflection of economic conditions prior to the September 11 attacks. The Revenue and Expenditure assumptions above have been based upon certain estimates of the performance of the California and national economies in calendar years 2001 and 2002. In the 2001 Budget Act, the Department of Finance projected that the California economy would continue to grow, but at a more moderate pace. U.S. economic growth has been slower than expected in recent months and the national slowdown began to affect California.

        After the State's budget and cash situation deteriorated as a result of the recession, all three major nationally recognized statistical rating organizations lowered their ratings for the State's general obligation bonds. The State's improved economy and budget, however, have resulted in several upgrades in its general obligation bond ratings. Worsening economic conditions, in combination with the energy crises, have resulted in recent downgrades in calendar 2001. As of October 25, 2001, the State's general obligation bonds were rated Aa3 by Moody's, A+ by Standard & Poor's, and AA by Fitch. It is not presently possible to determine whether, or the extent to which, Moody's, S&P or Fitch will change such ratings in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

        Constitutional and Statutory Limitations. Article XIII A of the California Constitution (which resulted from the voter approved Proposition 13 in 1978) limits the taxing powers of California public agencies. With certain exceptions, the maximum ad valorem tax on real property cannot exceed one percent of the "full cash value" of the property. One exception to Article XIII A permits an increase in ad valorem taxes on real property in excess of one percent to pay the interest and redemption charges on certain bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness. The "full cash value" of property may be adjusted annually to reflect increases (not to exceed two percent) or decreases, in the consumer price index or comparable local data, or to reflect reductions in property value caused by substantial damage, destruction or other factors. However, "full cash value" is defined as appraised value when a property is newly constructed or there is a change in ownership.

        Constitutional challenges to Article XIII A to date have been unsuccessful. In 1992, the United States Supreme Court ruled that notwithstanding the disparate property tax burdens that Proposition 13 might place on otherwise comparable properties, those provisions of Proposition 13 do not violate the Equal Protection Clause of the United States Constitution.

        Article XIII B of the California Constitution generally limits the amount of appropriations of the State and of local governments to the amount of appropriations of the entity for such prior year, adjusted for changes in the cost of living, population and, with respect to local government, the services that the government entity has financial responsibility for providing. To the extent the "proceeds of taxes" of the State and/or local government exceed its appropriations limit, one-half of the excess revenues must be rebated. Certain expenditures, including debt service on certain bonds and appropriations for qualified capital outlay projects, are not included in the appropriations limit.

        In 1988 and 1990, California voters approved initiatives known as Proposition 98 and Proposition 111, respectively. These initiatives changed the State's appropriations limit under Article XIII B to (i) require that the State apart money for public education, and (ii) guarantee a minimum level of State funding for public elementary and secondary schools and community colleges, as a percentage of the State's General Fund's revenues.

        In November 1996, California voters approved Proposition 218. It requires that all taxes levied by local governments for general purposes obtain a simple majority popular vote and that taxes levied by local governments for special purposes obtain a two-thirds majority vote. Proposition 218 also limits the authority of local governments to impose property-related assessments, fees and charges, requiring that such assessments be limited to the special benefit conferred and prohibiting their use for general governmental services.

        The effect of constitutional and statutory changes and of budget developments on the ability of California issuers to pay interest and principal on their obligations remains unclear, and may depend on whether a particular bond is a general obligation or limited obligation bond (limited obligation bonds being generally less affected). It is not possible to predict the future impact of the voter initiatives, State constitutional amendments, legislation or economic considerations described above, or of such initiatives, amendments or legislation that may be enacted in the future, on the long-term ability of the State of California or California municipal issuers to pay interest or repay principal on their obligations. There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County, California, together with its pooled investment funds, which included investment funds from other local governments, filed for bankruptcy. Los Angeles County, the nation's largest county, in the recent past has also experienced financial difficulty and its financial condition will continue to be affected by the large number of County residents who are dependent on government services and by a structural deficit in its health department. Moreover, California's improved economy has caused Los Angeles County, and other local governments, to come under increased pressure from public employee unions for improved compensation and retirement benefits.

        Certain tax-exempt securities in which a Fund may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

        The Tax-Free Funds' (other than the Federal Money Fund) concentration in California Municipal Securities provides a greater level of risk than a fund that is diversified across numerous states and municipal entities.


                             INVESTMENT RESTRICTIONS

        The following policies and investment restrictions have been adopted by each Fund (unless otherwise noted) and are fundamental and cannot be changed without the affirmative vote of a majority of a Fund's outstanding voting securities as defined in the Investment Company Act (unless otherwise noted). Each Fund may not:

        1. In the case of each Fixed Income Fund, purchase any common stocks or other equity securities, except that a Fund may invest in securities of other investment companies as described above and consistent with restriction number 9 below.

        2. With respect to 75% (100% for the Federal Money Fund) of its total assets, invest in the securities of any one issuer (other than the U.S. government and its agencies and instrumentalities) if immediately after and as a result of such investment more than 5% of the total assets of a Fund would be invested in such issuer. There are no limitations with respect to the remaining 25% of its total assets, except to the extent other investment restrictions may be applicable (not applicable to the Federal Money Fund). This investment restriction does not apply to the International Focus Fund, the Global Focus Fund, the Mid Cap Focus Fund, the Balanced Fund, the New Power Fund, the U.S. Focus Fund and the California Intermediate Bond Fund.

        3. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies, (b) through the lending of up to 30% (or such other higher percentage as permitted by law) of its portfolio securities as described above, or (c) to the extent the entry into a repurchase agreement or a reverse dollar roll transaction is deemed to be a loan.

        4.      (a)     Borrow money, except for temporary or emergency purposes
                        from a bank, or pursuant to reverse repurchase agreements or dollar roll transactions for that Fund that uses such investment techniques and then not in excess of one-third of the value of its total assets
                        (including the proceeds of such borrowings, at the lower of cost or fair market value). Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings, and no additional investments may be made while any such borrowings are in excess of 10% of total assets.
                        Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a "senior security" within the meaning of Section 18(f) of the Investment Company Act shall not be regarded as borrowings for the purposes of this restriction.

                (b) Mortgage, pledge or hypothecate any of its assets except in connection with permissible borrowings and permissible forward contracts, futures contracts, option contracts or other hedging transactions.

        5. Except as required in connection with permissible hedging activities, purchase securities on margin or underwrite securities. (This does not preclude each Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities or, from engaging in transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a senior security within the meaning of Section 18(f) of the Investment Company Act.)

        6. Buy or sell real estate or commodities or commodity contracts; however, each Fund, to the extent not otherwise prohibited in the Prospectus or this Statement of Additional Information, may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in this Statement of Additional Information. As an operating policy which may be changed without shareholder approval, the Global Long-Short Fund may invest in real estate investment trusts only up to 10% of its total assets.

        7. Invest in securities of other investment companies, except to the extent permitted by the Investment Company Act and discussed in this Statement of Additional Information, or as such securities may be acquired as part of a merger, consolidation or acquisition of assets.

        8. Invest, in the aggregate, more than 15% (10% for the Money Market Funds) of its net assets in illiquid securities, including (under current SEC interpretations) restricted securities (excluding liquid Rule 144A-eligible restricted securities), securities which are not otherwise readily marketable, repurchase agreements that mature in more than seven days and over-the-counter options (and securities underlying such options) purchased by that Fund. (This is an operating policy that may be changed without shareholder approval, consistent with the Investment Company Act and changes in relevant SEC interpretations).

        9. Invest in any issuer for purposes of exercising control or management of the issuer. (This is an operating policy that may be changed without shareholder approval, consistent with the Investment Company Act.)

        10. Except with respect to communications companies, as defined in the relevant Prospectus and in this Statement of Additional Information, for the Global Communications invest more than 25% of the market value of its total assets in the securities of companies engaged in any one industry. (This does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities or California Municipal Obligations or Municipal Obligations for the Tax-Free Funds.) For purposes of this restriction, each Fund generally relies on the U.S. Office of Management and Budget's Standard Industrial Classifications.

        11. Issue senior securities, as defined in the Investment Company Act, except that this restriction shall not be deemed to prohibit that Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into permissible repurchase and dollar roll transactions.

        12. Except as described in this Statement of Additional Information, acquire or dispose of put, call, straddle or spread options (for other than the Total Return Bond, Short Bond, California Intermediate Bond, Global Long-Short Funds and the Emerging Markets Focus Fund) unless:

                (a) such options are written by other persons or are put options written with respect to securities representing 25% or less of the Fund's total assets, and

                (b) for the Funds other than the Global Long-Short, the aggregate premiums paid on all such options which are held at any time do not exceed 5% of that Fund's total assets.

                (This is an operating policy that may be changed without shareholder approval.)

13. Except as described in the relevant Prospectus and this Statement of Additional Information, engage in short sales of securities. (This is an operating policy that may be changed without shareholder approval, consistent with applicable regulations.)

14. Purchase more than 10% of the outstanding voting securities of any one issuer. This investment restriction does not relate to the Fixed-Income Funds. (This is an operating policy that may be changed without shareholder approval.)

15. Invest in commodities, except for futures contracts or options on futures contracts if the investments are either (a) for bona fide hedging purposes within the meaning of CFTC regulations or (b) for other than bona fide hedging purposes if, as a result thereof, no more than 5% of that Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts. The Money Market Funds may not enter into a futures contract or option on a futures contract regardless of the amount of the initial deposit or premium.

16. For the Global Long-Short Fund, invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of the Fund's net assets. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value. (This is an operating policy which may be changed without shareholder approval.)

        To the extent these restrictions reflect matters of operating policy that may be changed without shareholder vote, these restrictions may be amended upon approval by the appropriate Board and notice to shareholders.

        If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

        The Board of Trustees of The Montgomery Funds has elected to value the assets of the Money Market Funds in accordance with Rule 2a-7 under the Investment Company Act. This Rule also imposes various restrictions on these Funds' portfolios which are, in some cases, more restrictive than these Funds' stated fundamental policies and investment restrictions.


                        DISTRIBUTIONS AND TAX INFORMATION

        Distributions. The Funds receive income in the form of dividends and interest earned on their investments in securities. This income, less the expenses incurred in their operations, is the Funds' net investment income, substantially all of which will be declared as dividends to the Funds' shareholders.

        The amount of ordinary income dividend payments by the Funds is dependent upon the amount of net investment income received by the Funds from their portfolio holdings, is not guaranteed and is subject to the discretion of the Funds' Board. These Funds do not pay "interest" or guarantee any fixed rate of return on an investment in their shares.

        The Funds also may derive capital gains or losses in connection with sales or other dispositions of their portfolio securities. Any net gain a Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from the eight previous taxable years), although a distribution from capital gains, will be distributed to shareholders with and as a part of dividends giving rise to ordinary income. If during any year a Fund realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time that Fund's shares may have been held by the shareholders.

        The maximum long-term federal capital gains rate for individuals is 20% with respect to capital assets held for more than 12 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income.

        Any dividend or distribution per share paid by a Fund reduces that Fund's net asset value per share on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes (except for distributions from the Tax-Free Funds to the extent not subject to income taxes).

        Dividends and other distributions will be reinvested in additional shares of the applicable Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

        Tax Information. Each Fund has elected and intends to continue to qualify to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for each taxable year by complying with all applicable requirements regarding the source of its income, the diversification of its assets, and the timing of its distributions. Each Fund that has filed a tax return has so qualified and elected in prior tax years. Each Fund's policy is to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that Fund will not be subject to any federal income tax or excise taxes based on net income. However, the Boards of Trustees may elect to pay such excise taxes if it determines that payment is, under the circumstances, in the best interests of a Fund.

        In order to qualify as a regulated investment company, each Fund must, among other things, (a) derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stocks or other securities, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited, for purposes of this calculation, in the case of other securities of any one issuer to an amount not greater than 5% of that Fund's assets or 10% of the voting securities of the issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies). As such, and by complying with the applicable provisions of the Code, a Fund will not be subject to federal income tax on taxable income (including realized capital gains) that is distributed to shareholders in accordance with the timing requirements of the Code. If a Fund is unable to meet certain requirements of the Code, it may be subject to taxation as a corporation.

        Distributions of net investment income and net realized capital gains by a Fund will be taxable to shareholders whether made in cash or reinvested in shares. In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from the eight prior taxable years will be applied against capital gains. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date. Fund distributions also will be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

        The Funds or any securities dealer effecting a redemption of the Funds' shares by a shareholder will be required to file information reports with the IRS with respect to distributions and payments made to the shareholder. In addition, the Funds will be required to withhold federal income tax at the rate of 31% on taxable dividends, redemptions and other payments made to accounts of individual or other non-exempt shareholders who have not furnished their correct taxpayer identification numbers and made certain required certifications on the Account Application Form or with respect to which a Fund or the securities dealer has been notified by the IRS that the number furnished is incorrect or that the account is otherwise subject to withholding.

        The Funds intend to declare and pay dividends and other distributions, as stated in the Prospectus. In order to avoid the payment of any federal excise tax based on net income, each Fund must declare on or before December 31 of each year, and pay on or before January 31 of the following year, distributions at least equal to 98% of its ordinary income for that calendar year and at least 98% of the excess of any capital gains over any capital losses realized in the one-year period ending October 31 of that year, together with any undistributed amounts of ordinary income and capital gains (in excess of capital losses) from the previous calendar year.

        A Fund may receive dividend distributions from U.S. corporations. To the extent that a Fund receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of the Fund may be entitled to the "dividends received" deduction. Availability of the deduction is subject to certain holding period and debt-financing limitations.

        If more than 50% in value of the total assets of a Fund at the end of its fiscal year is invested in stock or other securities of foreign corporations, that Fund may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by that Fund. If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of any foreign income taxes paid by that Fund, and (ii) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code, including certain holding period requirements. In this case, shareholders will be informed in writing by that Fund at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income (including or excluding foreign income taxes paid by that Fund) to be included in their income tax returns. If 50% or less in value of that Fund's total assets at the end of its fiscal year are invested in stock or other securities of foreign corporations, that Fund will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign income taxes paid by that Fund. In this case, these taxes will be taken as a deduction by that Fund

        A Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. A Fund may invest up to 10% of its total assets in the stock of foreign investment companies. Such companies are likely to be treated as "passive foreign investment companies" ("PFICs") under the Code. Certain other foreign corporations, not operated as investment companies, may nevertheless satisfy the PFIC definition. A portion of the income and gains that these Funds derive from PFIC stock may be subject to a non-deductible federal income tax at the Fund level. In some cases, a Fund may be able to avoid this tax by electing to be taxed currently on its share of the PFIC's income, whether or not such income is actually distributed by the PFIC. A Fund will endeavor to limit its exposure to the PFIC tax by investing in PFICs only where the election to be taxed currently will be made. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, a Fund may incur the PFIC tax in some instances.

        The Trusts and the Funds intend to comply with the requirements of
Section 817(h) of the Internal Revenue Code and related regulations, including certain diversification requirements that are in addition to the diversification requirements of Subchapter M and the Investment Company Act.

        The Tax-Free Funds. Provided that, as anticipated, each Tax-Free Fund qualifies as a regulated investment company under the Code, and, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of each of the California Intermediate Bond and California Money Funds consist of obligations (including California Municipal Securities) the interest on which is exempt from California personal income taxation under the laws of California, such Fund will be qualified to pay exempt-interest dividends to its shareholders that, to the extent attributable to interest received by the Fund on such obligations, are exempt from California personal income tax. If at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Federal Money Fund consists of obligations (including Municipal Securities) the interest on which is exempt from federal personal income taxation under the Constitution or laws of the United States, the Federal Money Fund will be qualified to pay exempt-interest dividends to its shareholders that, to the extent attributable to interest received by the Fund on such obligations, are exempt from federal personal income tax. The total amount of exempt-interest dividends paid by these Funds to their shareholders with respect to any taxable year cannot exceed the amount of interest received by these Funds during such year on tax-exempt obligations less any expenses attributable to such interest. Income from other transactions engaged in by these Funds, such as income from options, repurchase agreements and market discount on tax-exempt securities purchased by these Funds, will be taxable distributions to its shareholders.

        The Code may also subject interest received on certain otherwise tax-exempt securities to an alternative minimum tax. In addition, certain corporations which are subject to the alternative minimum tax may have to include a portion of exempt-interest dividends in calculating their alternative minimum taxable income.

        Exempt-interest dividends paid to shareholders that are corporations subject to California franchise tax will be taxed as ordinary income to such shareholders. Moreover, no exempt-interest dividends paid by these Funds will qualify for the corporate dividends-received deduction for federal income tax purposes.

        Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of these Funds is not deductible for federal income tax purposes. Under regulations used by the IRS for determining when borrowed funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares of these Funds. California personal income tax law restricts the deductibility of interest on indebtedness incurred by a shareholder to purchase or carry shares of a fund paying dividends exempt from California personal income tax, as well as the allowance of losses realized upon a sale or redemption of shares, in substantially the same manner as federal tax law. Further, these Funds may not be appropriate investments for persons who are "substantial users" of facilities financed by industrial revenue bonds or are "related persons" to such users. Such persons should consult their own tax advisors before investing in these Funds.

        Up to 85% of social security or railroad retirement benefits may be included in federal (but not California) taxable income for benefit recipients whose adjusted gross income (including income from tax-exempt sources such as tax-exempt bonds and these Funds) plus 50% of their benefits exceeding certain base amounts. Income from these Funds, and other funds like them, is included in the calculation of whether a recipient's income exceeds these base amounts, but is not taxable directly.

        From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. It can be expected that similar proposals may be introduced in the future. Proposals by members of state legislatures may also be introduced which could affect the state tax treatment of these Funds' distributions. If such proposals were enacted, the availability of Municipal Securities for investment by these Funds and the value of these Funds' portfolios would be affected. In such event, these Funds would reevaluate their investment objectives and policies.

        Hedging. The use of hedging strategies, such as entering into futures contracts and forward contracts and purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by a Fund. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in options, futures contracts and forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies will qualify as permissible income under Subchapter M of the Code.

        For accounting purposes, when a Fund purchases an option, the premium paid by that Fund is recorded as an asset and is subsequently adjusted to the current market value of the option. Any gain or loss realized by a Fund upon the expiration or sale of such options held by that Fund generally will be capital gain or loss.

        Any security, option, or other position entered into or held by a Fund that substantially diminishes that Fund's risk of loss from any other position held by that Fund may constitute a "straddle" for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of a Fund's gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that a Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to a Fund that may mitigate the effects of the straddle rules.

        Certain options, futures contracts and forward contracts that are subject to Section 1256 of the Code ("Section 1256 Contracts") and that are held by a Fund at the end of its taxable year generally will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of
Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

        Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables and foreign currency options and futures contracts (other than options and futures contracts that are governed by the mark-to-market and 60/40 rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss. Some part of a Fund's gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under
Section 988 of the Code, rather than as capital gain or loss.

        Redemptions and exchanges of shares of a Fund will result in gains or losses for tax purposes to the extent of the difference between the proceeds and the shareholder's adjusted tax basis for the shares. Any loss realized upon the redemption or exchange of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions of long-term capital gain dividends with respect to such shares during such six-month period. Any loss realized upon the redemption or exchange of shares of a Tax-Free Fund within six months from their date of purchase will be disallowed to the extent of distributions of exempt-interest dividends with respect to such shares during such six-month period. All or a portion of a loss realized upon the redemption of shares of a Fund may be disallowed to the extent shares of that Fund are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

        Distributions and redemptions may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax treatment. Foreign taxes may apply to non-U.S. investors.

        The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all applicable federal tax consequences of an investment in the Funds. The law firm of Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof. Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Funds. Shareholders are advised to consult with their own tax advisors concerning the application of foreign, federal, state and local taxes to an investment in the Funds.


                              TRUSTEES AND OFFICERS

        The Trustees of the Trusts (the two Trusts have the same members on their Boards), are responsible for the overall management of the Funds, including establishing the Funds' policies, general supervision and review of their investment activities. The officers (the two Trusts, as well as an affiliated Trust, The Montgomery Funds III, have the same officers), who administer the Funds' daily operations, are appointed by the Boards of Trustees. The current Trustees and officers of the Trusts performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below:

George A. Rio, President and Treasurer (born 1955)
60 State Street, Suite 1300, Boston, Massachusetts 02109. Mr. Rio is Executive Vice President and Client Service Director of Funds Distributor, Inc. ("FDI") and an officer of certain investment companies distributed by FDI or its affiliates (since April 1998). From June 1995 to March 1998, he was Senior Vice President, Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, he was Director of business development for First Data Corporation. From September 1993 to May 1994, he was Senior Vice President and Manager of Client Services; and Director of Internal Audit at the Boston Company.

Karen Jacoppo-Wood, Vice President and Assistant Secretary (born 1966)
60 State Street, Suite 1300, Boston, Massachusetts 02109. Ms. Jacoppo-Wood is the Vice President and Senior Counsel of FDI and an officer of certain investment companies distributed by FDI or its affiliates. From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager, SEC Registration, Scudder, Stevens & Clark, Inc.

Margaret W. Chambers, Secretary (born 1959)
60 State Street, Suite 1300, Boston, Massachusetts 02109. Ms. Chambers is Senior Vice President and General Counsel of FDI and an officer of certain investment companies distributed by FDI or its affiliates (since April 1998). From August 1996 to March 1998, Ms. Chambers was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray.

Christopher J. Kelley, Vice President and Assistant Secretary (born 1964)
60 State Street, Suite 300, Boston, Massachusetts 02109. Mr. Kelley is the Vice President and Senior Associate General Counsel of FDI and Premier Mutual, and an officer of certain investment companies distributed by FDI or its affiliates. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group.

Mary A. Nelson, Vice President and Assistant Treasurer (born 1964)
60 State Street, Suite 1300, Boston, Massachusetts 02109. Ms. Nelson is the Vice President and Manager of Treasury Services and Administration of FDI and Premier Mutual, and an officer of certain investment companies distributed by FDI or its affiliates. From 1989 to 1994 Ms. Nelson was Assistant Vice President and Client Manager for The Boston Company, Inc.

Kathleen K. Morrisey, Vice President and Assistant Treasurer (born 1972)
60 State Street, Suite 1300, Boston, Massachusetts 02109. Ms. Morrisey is the Assistant Vice President and Manager of Financial Administration of FDI and an officer of certain investment companies distributed by FDI or its affiliates. From July 1994 to November 1995, Ms. Morrisey was a Fund Accountant II for Investors Bank & Trust Company.

Marie E. Connolly, Vice President and Assistant Treasurer (born 1957)
60 State Street, Suite 1300, Boston, Massachusetts 02109. Ms. Connolly is the President, Chief Executive Officer, Chief Compliance Officer and Director of FDI and Premier Mutual, and an officer of certain investment companies distributed by FDI or its affiliates. From December 1991 to July 1994, Ms. Connolly was President and Chief Compliance Officer of FDI. Prior to December 1991, Ms. Connolly served as Vice President and Controller, and later Senior Vice President of TBCA.

Douglas C. Conroy, Vice President and Assistant Treasurer (born 1969)
60 State Street, Suite 130, Boston, Massachusetts 02109. Mr. Conroy is a Vice President and Senior Client Service Manager of FDI, and an officer of certain investment companies distributed by FDI or its affiliates. From January 1995 to June 1998, Mr. Conroy was the Assistant Vice President and Manager of Treasury Services and Administration. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant at Investors Bank & Trust Company.

Joseph F. Tower, III, Vice President and Assistant Treasurer (born 1962)
60 State Street, Suite 1300, Boston, Massachusetts 02109. Mr. Tower is the Executive Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director of FDI; Senior Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director of Premier Mutual, and an officer of certain investment companies advised or administered by Morgan, Dreyfus and Waterhouse or their respective affiliates. Prior to April 1997, Mr. Tower was Senior Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director of FDI. From July 1988 to November 1993, Mr. Tower was Financial Manager of The Boston Company, Inc.

John A. Farnsworth, Trustee (born 1941)


One California Street, Suite 1950, San Francisco, California 94111. Mr. Farnsworth is a partner of Pearson, Caldwell & Farnsworth, Inc., an executive search consulting firm. From May 1988 to September 1991, Mr. Farnsworth was the Managing Partner of the San Francisco office of Ward Howell International, Inc., an executive recruiting firm. From May 1987 until May 1988, Mr. Farnsworth was Managing Director of Jeffrey Casdin & Company, an investment management firm specializing in biotechnology companies. From May 1984 until May 1987, Mr. Farnsworth served as a Senior Vice President of Bank of America and head of the U.S. Private Banking Division.

Andrew Cox, Trustee (born 1944)


750 Vine Street, Denver, Colorado 80206. Since June 1988, Mr. Cox has been engaged as an independent investment consultant. From September 1976 until June 1988, Mr. Cox was a Vice President of the Founders Group of Mutual Funds, Denver, Colorado, and Portfolio Manager or Co-Portfolio Manager of several of the mutual funds in the Founders Group.

Cecilia H. Herbert, Trustee (born 1949)


2636 Vallejo Street, San Francisco, California 94123. Ms. Herbert was Managing Director of Morgan Guaranty Trust Company. From 1983 to 1991 she was General Manager of the bank's San Francisco office, with responsibility for lending, corporate finance and investment banking. Ms. Herbert is a member of the Boards of Groton School and Catholic Charities of San Francisco. Ms. Herbert is also a member of the Archdiocese of San Francisco Finance Council, where she chairs the Investment Committee.

R. Stephen Doyle, Chairman of the Board of Trustees (born 1939).+


101 California Street, San Francisco, California 94111. R. Stephen Doyle, the founder of Montgomery Asset Management, began his career in the financial services industry in 1974. Before starting Montgomery Asset Management in 1990, Mr. Doyle was a General Partner and member of the Management Committee at Montgomery Securities with specific responsibility for private placements and venture capital. Prior to joining Montgomery Securities, Mr. Doyle was at E. F. Hutton & Co. as a Vice President with responsibility

--------
+ Trustee deemed an "interested person" of the Funds as defined in the Investment Company Act.

for both retail and institutional accounts. Mr. Doyle was also with Connecticut General Insurance, where he served as a Consultant to New York Stock Exchange Member Firms in the area of financial planning.

        The officers of the Trusts, and the Trustees who are considered "interested persons" of the Trusts, receive no compensation directly from the Trusts for performing the duties of their offices. However, those officers and Trustees who are officers or partners of the Manager or the Distributor may receive remuneration indirectly because the Manager will receive a management fee from the Funds and Funds Distributor, Inc., will receive commissions for executing portfolio transactions for the Funds. The Trustees who are not affiliated with the Manager or the Distributor receive an annual retainer and fees and expenses for each regular Board meeting attended. The aggregate compensation paid by each Trust to each of the Trustees during the fiscal year ended June 30, 2001 and the aggregate compensation paid to each of the Trustees during the fiscal year ended June 30, 2001 by all of the registered investment companies to which the Manager provides investment advisory services, are set forth below.



                                                                       Fiscal Year
                                                                  Ending June 30, 2001
  -------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Total Compensation
                                Aggregate                 Aggregate                  Pension or Retirement   From the Trusts and
                           Compensation from           Compensation from              Benefits Accrued as        Fund Complex
  Name of Trustee         The Montgomery Funds      The Montgomery Funds II         Part of Fund Expenses*    (1 additional Trust)
  ----------------------- -------------------------------------------------------------------------------------------------------
  R. Stephen Doyle                None                    None                               --                     None
  ----------------------- -------------------------------------------------------------------------------------------------------
  John A. Farnsworth            $41,500                  $17,500                             --                   $65,000
  ----------------------- -------------------------------------------------------------------------------------------------------
  Andrew Cox                    $41,500                  $17,500                             --                   $65,000
  ----------------------- -------------------------------------------------------------------------------------------------------
  Cecilia H. Herbert            $41,500                  $17,500                             --                   $65,000
  ----------------------- -------------------------------------------------------------------------------------------------------

* The Trusts do not maintain pension or retirement plans.

        The Class R and Class P shares of the Funds are sold without a sales load.


                    INVESTMENT MANAGEMENT AND OTHER SERVICES

        Investment Management Services. As stated in each Prospectus, investment management services are provided to the Funds (except the Global Long-Short Fund, the Emerging Markets Focus Fund and the Balanced Fund) by Montgomery Asset Management LLC (the "Manager"), pursuant to an Investment Management Agreement between the Manager and The Montgomery Funds dated July 31, 1997; and to the Global Long-Short Fund, the Emerging Markets Focus Fund and the Balanced Fund by the Manager pursuant to an Investment Management Agreement between the Manager and The Montgomery Funds II dated July 31, 1997 (together, the "Agreements"). On October 30, 2001, the Investment Management Agreement with respect to the Total Return Bond Fund was restated into a Portfolio Management Agreement, which agreement succeeded to the remaining terms of the Investment Management Agreement.

        The Agreements are in effect with respect to each Fund for two years after the Fund's inclusion in its Trust's Agreement (on or around its beginning of public operations) and then continue for each Fund for periods not exceeding one year so long as such continuation is approved at least annually by (1) the Board of the appropriate Trust or the vote of a majority of the outstanding shares of that Fund, and (2) a majority of the Trustees who are not interested persons of any party to the relevant Agreement, in each case by a vote cast in person at a meeting called for the purpose of voting on such approval. The Agreements may be terminated at any time, without penalty, by a Fund or the Manager upon 60 days' written notice, and are automatically terminated in the event of its assignment as defined in the Investment Company Act.

        For services performed under the Agreements, each Fund pays the Manager a management fee (accrued daily but paid when requested by the Manager) based upon the average daily net assets of the Fund at the following annual rates:


-------------------------------------------------------------------------------------------------------------
FUND                                                AVERAGE DAILY NET ASSETS              ANNUAL RATE
-------------------------------------------------------------------------------------------------------------
U.S. Equity Funds
-------------------------------------------------------------------------------------------------------------
                                                    First $500 million                       1.00%
Montgomery Growth Fund                              Next $500 million                        0.90%
                                                    Over $1 billion                          0.85%
-------------------------------------------------------------------------------------------------------------
                                                    First $500 million                       1.00%
Montgomery Mid Cap Focus Fund                       Next $500 million                        0.90%
                                                    Over $1 billion                          0.80%
-------------------------------------------------------------------------------------------------------------
Montgomery Mid Cap Fund                             First $200 million                       1.40%
                                                    Over $200 million                        1.25%
-------------------------------------------------------------------------------------------------------------
Montgomery Small Cap Fund                           First $250 million                       1.00%
                                                    Over $250 million                        0.80%
-------------------------------------------------------------------------------------------------------------
Montgomery Balanced Fund                            All Amounts                              NONE*
-------------------------------------------------------------------------------------------------------------
                                                    First $500 million                       1.00%
Montgomery New Power Fund                           Next $500 million                        0.90%
                                                    Over $1 billion                          0.80%
-------------------------------------------------------------------------------------------------------------
Montgomery U.S. Focus Fund                          First $500 million                       1.00%
                                                    Next $500 million                        0.90%
                                                    Over $1 billion                          0.80%
-------------------------------------------------------------------------------------------------------------
International and Global Equity Funds
-------------------------------------------------------------------------------------------------------------
                                                    First $500 million                       1.10%
Montgomery International Growth Fund                Next $500 million                        1.00%
                                                    Over  $1 billion                         0.90%
-------------------------------------------------------------------------------------------------------------
                                                    First $500 million                       1.10%
Montgomery International Focus Fund                 Next $500 million                        1.00%
                                                    Over $1 billion                          0.90%
-------------------------------------------------------------------------------------------------------------
                                                    First $500 million                       1.25%
Montgomery Global Opportunities Fund                Next $500 million                        1.10%
                                                    Over $1 billion                          1.00%
-------------------------------------------------------------------------------------------------------------
                                                    First $250 million                       1.25%
Montgomery Global Focus Fund                        Next $250 million                        1.00%
                                                    Over $500 million                        0.90%
-------------------------------------------------------------------------------------------------------------
Montgomery Global Long-Short Fund                   First $250 million                       1.50%
                                                    Over $250 million                        1.25%
-------------------------------------------------------------------------------------------------------------
Montgomery Global Communications Fund               First $250 million                       1.20%
                                                    Over $250 million                        1.00%
-------------------------------------------------------------------------------------------------------------
Montgomery Emerging Markets Fund                    First $250 million                       1.25%
                                                    Over $250 million                        1.00%
-------------------------------------------------------------------------------------------------------------
                                                    First $250 million                       1.10%
Montgomery Emerging Markets Focus Fund              Next $250 million                        1.00%
                                                    Over $500 million                        0.90%
-------------------------------------------------------------------------------------------------------------
Montgomery Emerging Asia Fund                       First $500 million                       1.25%
                                                    Next $500 million                        1.10%
                                                    Over $1 billion                          1.00%
-------------------------------------------------------------------------------------------------------------
Fixed-Income and Money Market Funds
-------------------------------------------------------------------------------------------------------------
Montgomery Total Return Bond Fund                   First $500 million                       0.30%
                                                    Over $500 million                        0.25%
-------------------------------------------------------------------------------------------------------------
Montgomery Short Duration Government Bond Fund      First $500 million                       0.50%
                                                    Over $500 million                        0.40%
-------------------------------------------------------------------------------------------------------------
                                                    First $250 million                       0.40%
Montgomery Government Money Market Fund             Next $250 million                        0.30%
                                                    Over $500 million                        0.20%
-------------------------------------------------------------------------------------------------------------
Montgomery California Tax-Free Intermediate Bond    First $500 million                       0.50%
Fund                                                Over $500 million                        0.40%
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
FUND                                                AVERAGE DAILY NET ASSETS              ANNUAL RATE
-------------------------------------------------------------------------------------------------------------

Montgomery California Tax-Free Money Fund           First $500 million                       0.40%
                                                    Over $500 million                        0.30%
-------------------------------------------------------------------------------------------------------------
Montgomery Federal Tax-Free Money Fund              First $500 million                       0.40%
                                                    Over $500 million                        0.30%

* This amount represents only the management fee of the Balanced Fund.

        As noted in the Prospectus, the Manager has agreed in an Operating Expense Agreement with each Trust to reduce some or all of its management fee (and to reimburse other Fund expenses) if necessary to keep total operating expenses, expressed on an annualized basis, at or below the following percentages of each Fund's average net assets (excluding interest, taxes, dividend expenses and Rule 12b-1 Plan fees):


                                                                           TOTAL EXPENSE LIMITATION
FUND                                                                             (ANNUAL RATE)
-------------------------------------------------------------------------------------------------------------
U.S. Equity Funds
-------------------------------------------------------------------------------------------------------------
Montgomery Growth Fund                                                               1.50%
-------------------------------------------------------------------------------------------------------------
Montgomery Mid Cap Focus Fund                                                   Class R - 1.40%
                                                                                Class A - 1.15%
                                                                                Class B - 1.40%
                                                                                Class C - 1.40%
-------------------------------------------------------------------------------------------------------------
Montgomery Mid Cap Fund                                                              1.50%
-------------------------------------------------------------------------------------------------------------
Montgomery Small Cap Fund                                                            1.40%
-------------------------------------------------------------------------------------------------------------
Montgomery Balanced Fund                                         1.30%, including expenses of underlying Funds
-------------------------------------------------------------------------------------------------------------
Montgomery U.S. Focus Fund                                                      Class R - 1.40%
                                                                                Class A - 1.00%
                                                                                Class B - 1.25%
                                                                                Class C - 1.25%
-------------------------------------------------------------------------------------------------------------
Montgomery New Power Fund                                                       Class R - 1.45%
                                                                                Class A - 1.25%
                                                                                Class B - 1.50%
                                                                                Class C - 1.50%
-------------------------------------------------------------------------------------------------------------
International and Global Equity Funds
-------------------------------------------------------------------------------------------------------------
Montgomery International Growth Fund                                                 1.65%
-------------------------------------------------------------------------------------------------------------
Montgomery International Focus Fund                                             Class R - 1.65%
                                                                                Class A - 1.50%
                                                                                Class B - 1.75%
                                                                                Class C - 1.75%
-------------------------------------------------------------------------------------------------------------
Montgomery Global Opportunities Fund                                                 1.90%
-------------------------------------------------------------------------------------------------------------
Montgomery Global Focus Fund                                              Class R and Class P - 1.80%
                                                                                Class A - 1.35%
                                                                                Class B - 1.60%
                                                                                Class C - 1.60%
-------------------------------------------------------------------------------------------------------------
Montgomery Global Long-Short Fund                                        Class R and Class ML - 2.35%
                                                                                Class A - 2.35%
                                                                                Class B - 2.60%


-------------------------------------------------------------------------------------------------------------
                                                                                Class C - 2.60%
-------------------------------------------------------------------------------------------------------------
Montgomery Global Communications Fund                                                1.90%
-------------------------------------------------------------------------------------------------------------
Montgomery Emerging Markets Fund                                          Class R and Class P - 1.90%
                                                                                Class A - 1.80%
                                                                                Class B - 2.05%
                                                                                Class C - 2.05%
-------------------------------------------------------------------------------------------------------------
Montgomery Emerging Markets Focus Fund                                          Class R - 1.60%
                                                                                Class A - 1.80%
                                                                                Class B - 2.05%
                                                                                Class C - 2.05%
-------------------------------------------------------------------------------------------------------------
Montgomery Emerging Asia Fund                                                        1.90%
-------------------------------------------------------------------------------------------------------------
Fixed-Income and Money Market Funds
-------------------------------------------------------------------------------------------------------------
Montgomery Total Return Bond Fund                                               Class R - 0.70%
                                                                                Class A - 0.65%
                                                                                Class B - 0.90%
                                                                                Class C - 0.90%
                                                                                Class I - 0.42%
-------------------------------------------------------------------------------------------------------------
Montgomery Short Duration Government Bond Fund                                       0.60%
-------------------------------------------------------------------------------------------------------------
Montgomery Government Money Market Fund                                              0.60%
-------------------------------------------------------------------------------------------------------------
Montgomery California Tax-Free Intermediate Bond Fund                                0.70%
-------------------------------------------------------------------------------------------------------------
Montgomery California Tax-Free Money Fund                                            0.60%
-------------------------------------------------------------------------------------------------------------
Montgomery Federal Tax-Free Money Fund                                               0.60%
-------------------------------------------------------------------------------------------------------------

        The Operating Expense Agreements have a 1-year term. The Manager also may voluntarily reduce additional amounts to increase the return to a Fund's investors. Any reductions made by the Manager in its fees are subject to reimbursement by that Fund within the following three years provided the Fund is able to effect such reimbursement and remain in compliance with the foregoing expense limitations. The Manager generally seeks reimbursement for the oldest reductions and waivers before payment by the Funds for fees and expenses for the current year.

        Operating expenses for purposes of the Agreements include the Manager's management fee but do not include any taxes, interest, brokerage commissions, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation.

        The Agreements were approved with respect to each Fund by the Boards at duly called meetings. In considering the Agreements, the Trustees specifically considered and approved the provision that permits the Manager to seek reimbursement of any reduction made to its management fee within the three-year period. The Manager's ability to request reimbursement is subject to various conditions. First, any reimbursement is subject to a Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations in place at that time. Second, the Manager must specifically request the reimbursement from the relevant Board. Third, the relevant Board must approve such reimbursement as appropriate and not inconsistent with the best interests of the Fund and the shareholders at the time such reimbursement is requested. Because of these substantial contingencies, the potential reimbursements will be accounted for as contingent liabilities that are not recordable on the balance sheet of a Fund until collection is probable; but the full amount of the potential liability will appear in a footnote to each Fund's financial statements. At such time as it appears probable that a Fund is able to effect such reimbursement, that the Manager intends to seek such reimbursement and that the Board of Trustees has or is likely to approve the payment of such reimbursement, the amount of the reimbursement will be accrued as an expense of that Fund for that current period.

        As compensation for its investment management services, each of the following Funds paid the Manager investment advisory fees in the amounts specified below. Additional investment advisory fees payable under the Agreements may have instead been waived by the Manager, but may be subject to reimbursement by the respective Funds as discussed previously.



                                                                      YEAR OR PERIOD ENDED JUNE 30,

FUND                                                               2001            2000            1999
-------------------------------------------------------------------------------------------------------------
U.S. Equity Funds
-------------------------------------------------------------------------------------------------------------
Montgomery Growth Fund                                        $   3,338,463   $   5,221,816   $   8,698,673
Montgomery Mid Cap Fund                                       $   2,100,242   $   3,596,622   $   4,867,019
Montgomery Small Cap Fund                                     $   1,020,840   $   1,394,554   $   1,529,933
Montgomery Balanced Fund                                      $           0+  $           0+  $           0+
Montgomery New Power Fund                                     ($     45,993)         N/A            N/A
Montgomery U.S. Focus Fund                                    $           0   $      11,946         N/A
-------------------------------------------------------------------------------------------------------------
International & Global Equity Funds
-------------------------------------------------------------------------------------------------------------
Montgomery International Growth Fund                          $     795,479   $   2,547,997   $   2,215,164
Montgomery International Focus Fund                           $           0   $      11,254         N/A
Montgomery Global Opportunities Fund                          $     739,254   $   1,217,984   $     923,286
Montgomery Global Focus Fund                                  $     902,262   $   1,588,633   $   2,118,848
Montgomery Global Long-Short Fund                             $   3,371,565   $   5,942,624   $     885,497+
                                                                                                           +
Montgomery Global Communications Fund                         $   3,677,664   $   5,631,091   $   3,513,626
Montgomery Emerging Markets Fund                              $   2,160,444   $   4,307,233   $   4,630,828
Montgomery Emerging Markets Focus Fund                        $           0   $      33,286   $       7,190++
Montgomery Emerging Asia Fund                                 $     120,462   $     719,944   $     562,967
-------------------------------------------------------------------------------------------------------------
U.S. Fixed Income & Money Market Funds
-------------------------------------------------------------------------------------------------------------
Montgomery Total Return Bond Fund                             $      61,690   $     208,255   $     340,724
Montgomery Short Duration Government Bond Fund                $     515,566   $   1,308,664   $   1,019,539
Montgomery Government Money Market Fund                       $   2,653,122   $   2,082,066   $   2,230,429
Montgomery California Tax-Free Intermediate Bond Fund         $     100,819   $     305,188   $     357,085
Montgomery California Tax-Free Money Fund                     $   1,540,140   $   1,377,534   $   1,135,573
Montgomery Federal Tax-Free Money Fund                        $     457,730   $     856,614   $     763,874

*       For the fiscal year ended March 31, 1999.

+       For the period of April 1, 1999 through June 30, 1999. The Global
+       Long-Short Fund changed its fiscal year from March 31 to June 30.


+       Does not include investment advisory fees paid to the underlying Funds.

++ For the period of April 1, 1999 through June 30, 1999, the Emerging Markets Focus Fund changed its fiscal year from March 31 to June 30.

        The Manager also may act as an investment adviser or administrator to other persons, entities, and corporations, including other investment companies. Please refer to the table above, which indicates officers and trustees who are affiliated persons of the Trusts and who are also affiliated persons of the Manager.

        The Trusts and the Manager have adopted a Code of Ethics pursuant to
Section 17(j) of the Investment Company Act and Rule 17j-1 thereunder. The Code of Ethics conforms to the provisions of Rule 17j-1 as adopted by the SEC on October 29, 1999. Currently, the Code of Ethics permits personnel subject to the Code of Ethics to buy and sell securities for their individual accounts, unless such securities at the time of such purchase or sale: (i) are being considered for purchase or sale by a client account of the Manager in the next seven (7) business days; (ii) are being purchased or sold by a client account of the Manager; or (iii) were purchased or sold by a client account of the Manager within the most recent seven (7) business days. These restrictions are not required to be met where the trade in question meets certain de minimis requirements and is not being purchased or sold by a client account of the Manager.

        The use of the name "Montgomery" by the Trusts and by the Funds is pursuant to the consent of the Manager, which may be withdrawn if the Manager ceases to be the Manager of the Funds.

        Share Marketing Plan. The Trusts have adopted a Share Marketing Plan (or Rule 12b-1 Plan) (the "12b-1 Plan") with respect to the Funds pursuant to Rule 12b-1 under the Investment Company Act. The Distributor serves as the distribution coordinator under the 12b-1 Plan and, as such, receives any fees paid by the Funds pursuant to the 12b-1 Plan.

        On August 24, 1995, the Board of Trustees of the Trusts, including a majority of the Trustees who are not interested persons of the Trusts and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (the "Independent Trustees"), at their regular quarterly meeting, adopted the 12b-1 Plan for the newly designated Class P shares of each Fund. Class R shares are not covered by the 12b-1 Plan. The 12b-1 Plan applies to the Class B, Class C, and Class ML shares of the Load Funds.

        Under the 12b-1 Plan, each Fund pays distribution fees to the Distributor at an annual rate of 0.25% of the Fund's aggregate average daily net assets attributable to its Class P shares and at an annual rate of 0.75% of the Fund's aggregate average daily net assets attributable to its Class B, Class C and Class ML shares, to reimburse the Distributor for its expenses in connection with the promotion and distribution of those Classes.

        The 12b-1 Plan provides that the Distributor may use the distribution fees received from the Class of the Fund covered by the 12b-1 Plan only to pay for the distribution expenses of that Class. Prior to October 31, 2001, the 12b-1 Plan reimburses the Distributor only for expenses incurred. However, after October 31, under a new Rule 12b-1 Plan, the distribution fees paid to the Distributor, or otherwise, for any given period is not limited to the actual distribution expenses incurred, and the distribution fees may exceed the distribution expenses actually incurred.

        For the fiscal year ended June 30, 2001, the 12b-1 Plan incurred the following expenses:

--------------------------------------------------------------------------------
FUND                                             COMPENSATION TO BROKER-DEALERS
--------------------------------------------------------------------------------
Montgomery Growth Fund                                          $406
Montgomery Small Cap Fund                                    $50,026
Montgomery Balanced Fund                                      $4,665
Montgomery International Growth Fund                            $326
Montgomery Global Focus Fund                                     $39
Montgomery Global Long-Short Fund                           $161,917
Montgomery Emerging Markets Fund                              $1,645
Montgomery Short Duration Government Bond Fund                  $351
Montgomery Government Money Market Fund                       $1,904

        All 12b-1 Plan expenses were used to compensate broker-dealers who sold the Funds. Except as described in this Statement of Additional Information, none of the 12b-1 Plan expenses were used towards advertising, printing/mailing of prospectuses to other than current shareholders of the Funds, compensation to underwriters, compensation to sales personnel, interest, carrying or other financing charges.

        Distribution fees are accrued daily and paid monthly, and are charged as expenses as accrued. To the extent that 12b-1 Plan fees are incurred in connection with distribution of the shares of more than one Fund, the fees paid by each such participating Fund may be used to finance the distribution of another Fund. In such instances, the distribution fees incurred will be allocated among the participating Funds according to relative net asset size of the participating Funds.

        Shares are not obligated under the 12b-1 Plan to pay any distribution expense in excess of the distribution fee. Thus, if the 12b-1 Plan were terminated or otherwise not continued, no amounts (other than current amounts accrued but not yet paid) would be owed by the Class to the Distributor. As of June 30, 2001, the total 12b-1 Plan expenses accrued but not paid for The Montgomery Funds and The Montgomery Funds II were $____, which amounted to 0.00% of the Funds' net assets at that time.

        The 12b-1 Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Trustees of the Trust, including a majority of the Independent Trustees, vote annually to continue the 12b-1 Plan. The Board determined that there are various anticipated benefits to the Funds from such continuation, including the likelihood that the Plan will stimulate sales of shares of the Trusts and assist in increasing the asset base of the Trusts in the face of competition from a variety of financial products and the potential advantage to the shareholders of the Trusts of prompt and significant growth of the asset base of the Trusts, including greater liquidity, more investment flexibility and achievement of greater economies of scale. The 12b-1 Plan (and any distribution agreement between the Fund, the Distributor or the Manager and a selling agent with respect to the shares) may be terminated without penalty upon at least 60-days' notice by the Distributor or the Manager, or by the Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares (as defined in the Investment Company Act) of the Class to which the 12b-1 Plan applies. Neither any "interested person" of the Trusts (as that term is used under the 1940 Act) nor any trustee of the Trusts who is not any interested person of the Trusts has any direct or indirect financial interests in the operation of the 12b-1 Plan.

        All distribution fees paid by the Funds under the 12b-1 Plan will be paid in accordance with Rule 2830 of the NASD Regulation, Inc. Rules of Conduct, as such Rule may change from time to time. Pursuant to the 12b-1 Plan, the Boards of Trustees will review at least quarterly a written report of the distribution expenses incurred by the Manager on behalf of the shares of each Fund. In addition, as long as the 12b-1 Plan remains in effect, the selection and nomination of Trustees who are not interested persons (as defined in the Investment Company Act) of the Trusts shall be made by the Trustees then in office who are not interested persons of the Trust.

        Shareholder Services Plan. The Trusts have adopted a Shareholder Services Plan (the "Services Plan") with respect to the Funds. The Manager (or its affiliate) serves as the service provider under the Services Plan and, as such, receives any fees paid by the Funds pursuant to the Services Plan.

        On August 24, 1995, the Board of Trustees of the Trusts, including a majority of the Trustees who are not interested persons of the Trusts and who have no direct or indirect financial interest in the operation of the Services Plan or in any agreement related to the Services Plan (the "Independent Trustees") , at their regular quarterly meeting, adopted the Services Plan for the Class P shares of each Fund. The Plan was later amended to cover Class R shares of the Global Long-Short Fund, the Class B, Class C and Class ML shares of the Load Funds and Class I shares of the Total Return Bond Fund.

        Under the Services Plan, the covered shares of each Fund will pay a continuing service fee to the Manager, the Distributor or other service providers, in an amount, computed and prorated on a daily basis, equal to 0.25% per annum of the average daily net assets of the covered shares of each Fund. Such amounts are compensation for providing certain services to clients owning those shares of the Funds, including personal services such as processing purchase and redemption transactions, assisting in change of address requests and similar administrative details, and providing other information and assistance with respect to a Fund, including responding to shareholder inquiries.

        The Distributor. Funds Distributor, Inc. (the "Distributor") may provide certain administrative services to the Funds on behalf of the Manager. The Distributor will also perform investment banking, investment advisory and brokerage services for persons other than the Funds, including issuers of securities in which the Funds may invest. These activities from time to time may result in a conflict of interests of the Distributor with those of the Funds, and may restrict the ability of the Distributor to provide services to the Funds.

        Referral Arrangements. The Distributor from time to time compensates other parties for the solicitation of additional investments by existing shareholders or new shareholder accounts. No Fund will pay this compensation out of its assets unless it has adopted a Rule 12b-1 plan. The Distributor pays compensation only to those who have a written agreement with the Distributor or the Manager. The only agreement currently in place is with Round Hill Securities, Inc. ("Round Hill") and relates to a very limited number of its registered representatives. The Distributor currently pays Round Hill at the annual rate of 0.25% of average daily assets introduced and maintained in customer accounts of these representatives. The Distributor also may reimburse certain solicitation expenses.

        The Custodian. The Chase Manhattan Bank (the "Custodian") serves as principal custodian of the Funds' assets, which are maintained at the Custodian's office at 4 Chase MetroTech Center, Brooklyn, New York, 11245, and at the offices of its branches and agencies throughout the world. The Board has delegated various foreign custody responsibilities to the Custodian, as the "Foreign Custody Manager" for the Funds to the extent permitted by Rule 17f-5. The Custodian has entered into agreements with foreign sub-custodians in accordance with delegation instructions approved by the Board pursuant to Rule 17f-5 under the Investment Company Act. The Custodian, its branches and sub-custodians generally hold certificates for the securities in their custody, but may, in certain cases, have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities. Compensation for the services of the Custodian is based on a schedule of charges agreed on from time to time.

        Administrative and Other Services. Montgomery Asset Management, LLC ("MAM") serves as the Administrator to the Funds pursuant to an Administrative Services Agreement among the Trusts and MAM (the "Agreement"). In approving the Agreement, the Board of each Trust, including a majority of the independent Trustees, recognizes that the Agreement involves an affiliate of the Trusts; however, it has made separate determinations that, among other things, the nature and quality of the services rendered under the Agreement are at least equal to the nature and quality of the service that would be provided by an unaffiliated entity. Subject to the control of the Trusts and the supervision of the Board of each Trust, the Administrator performs the following types of services for the Funds: (i) furnish performance, statistical and research data; (ii) prepare and file various reports required by federal, state and other applicable laws and regulations; (iii) prepare and print of all documents, prospectuses and reports to shareholders; (iv) prepare financial statements; (v) prepare agendas, notices and minutes for each meeting of the Boards; (vi) develop and monitor compliance procedures; (vii) monitor Blue Sky filings and (viii) manage legal services. For its services performed under the Agreement, each Fund, with the exception of the Balanced Fund, pays the Administrator an administrative fee based upon a percentage of the average daily net assets of each Fund. The administrative fee per Fund, with the exception of the Total Return Bond Fund, varies from an annual rate of 0.07% to 0.04% depending on the Fund and level of assets.

        On October 30, 2001, the Administrative Services Agreement with respect to the Total Return Bond Fund was restated into an Administrative and Management Services Agreement. Under that agreement, the administrative fee for the Total Return Bond Fund is 0.25% per year for the first $500 million of average daily net assets and 0.19% per year for average daily net assets over $500 million. Otherwise, the Administrative and Management Services Agreement succeeded to the remaining terms of the Administrative Services Agreement.

        Chase Global Funds Services Company ("Chase"), 73 Tremont Street, Boston, Massachusetts 02108, serves as the sub-administrator to the Funds pursuant to a Mutual Funds Service Agreement (the "Sub-Agreement") between Chase and MAM. Subject to the control, direction and supervision of MAM and the Trusts, Chase assists MAM in providing administrative services to the Funds. As compensation for the services rendered pursuant to the Sub-Agreement, MAM pays Chase an annual sub-administrative fee based upon a percentage of the average net assets in the aggregate of the Trusts and The Montgomery Funds III. The sub-administrative fee is paid monthly for the month or portion of the month Chase assists MAM in providing administrative services to the Funds. This fee is based on all assets of the Trusts and related trusts or funds and is equal to an annual rate of 0.01625% of the first $3 billion, plus 0.0125% of the next $2 billion and 0.0075% of amounts over $5 billion. The sub-administrative fee paid to Chase is paid from the administrative fees paid to MAM by the Funds. Chase succeeded First Data Corporation as sub-administrator.

        Chase also serves as Fund Accountant to the Trusts pursuant to Mutual Funds Service Agreements ("Fund Accounting Agreement") entered into between each Trust and Chase on May 3, 1999. By entering into the Fund Accounting Agreement, Chase also succeeds First Data Corporation as Fund Accountant to the Trusts. As Fund Accountant, Chase provides the Trusts with various services, including, but are not limited to: (i) maintaining the books and records for the Funds' assets,
(ii) calculating net asset values of the Funds, (iii) accounting for dividends and distributions made by the Funds, and (iv) assisting the Funds' independent auditors with respect to the annual audit. This fee is based on all assets of the Trusts and related trusts or funds and is equal to an annual rate of 0.04875% of the first $3 billion, plus 0.0375% of the next $2 billion and 0.0225% of amounts over $5 billion.

        The table below provides information on the administrative and accounting fees paid over the past three fiscal years (or shorter period of operations).



-----------------------------------------------------------------------------------------------------------------
                                                     Administrative Fees Paid       Fund Accounting Fees Paid
                                                     for year ended June 30,        for period ended June 30,
FUND                                               2001       2000        1999      2001      2000      1999
-----------------------------------------------------------------------------------------------------------------
U.S. Equity Funds
-----------------------------------------------------------------------------------------------------------------
Montgomery Growth Fund                           $234,187    $365,554    $596,578  $155,152 $307,401   $343,900
Montgomery Mid Cap Focus Fund**                    $1,160         N/A         N/A   $1,153       N/A        N/A
Montgomery Mid Cap Fund                          $134,767    $184,611    $244,217  $88,642  $162,692   $123,298
Montgomery Small Cap Fund                         $71,705     $97,619    $107,095  $48,537   $82,044    $56,198
Montgomery Balanced Fund                              N/A         N/A         N/A  $26,022   $33,173    $14,323
Montgomery New Power Fund                             N/A         N/A         N/A      N/A       N/A        N/A
Montgomery U.S. Focus Fund                         $1,920        $836         N/A   $1,354      $492        N/A
-----------------------------------------------------------------------------------------------------------------
International and Global Equity Funds
-----------------------------------------------------------------------------------------------------------------
Montgomery International Growth Fund              $70,177    $151,955    $128,893  $45,624  $117,301   $110,827
Montgomery International Focus Fund**                $514        $716         N/A     $461      $492        N/A
Montgomery Global Opportunities Fund              $44,188     $55,473     $40,303  $28,819   $25,421    $34,332


Montgomery Global Focus Fund                      $56,357     $88,963    $118,656  $39,060   $82,718    $98,812
Montgomery Global Long-Short Fund                $157,339    $268,678    $31,290+  $136,565 $254,081   $27,883+
Montgomery Global Communications Fund            $207,287    $325,425    $198,318  $163,869 $246,157   $169,391
Montgomery Emerging Markets Fund                 $146,461    $222,101    $265,350  $99,716  $167,006   $269,638
Montgomery Emerging Markets Focus Fund++           $4,706      $2,120      $6,229   $2,810   $37,091       $281
Montgomery Emerging Asia Fund**                   $12,239     $27,497     $22,722   $7,663   $24,371    $21,080
-----------------------------------------------------------------------------------------------------------------
Fixed Income and Money Market Funds
-----------------------------------------------------------------------------------------------------------------
Montgomery Total Return Bond Fund**               $14,905     $15,780     $30,298  $13,398   $20,497    $27,733
Montgomery Short Duration Government Bond Fund   $105,959     $84,664     $64,534  $90,631   $88,599    $47,513
Montgomery Government Money Market Fund          $405,626    $291,413    $321,086 $464,939  $301,006   $341,653
Montgomery California Tax-Free Intermediate       $16,139     $17,055     $20,231  $13,375   $22,417    $17,029
Bond Fund
Montgomery California Tax-Free Money Fund        $192,506    $163,417    $122,096 $179,019 $178,002     $89,625
Montgomery Federal Tax-Free Money Fund***         $57,947     $74,889     $62,270  $55,118   $72,709    $44,264

** Montgomery International Focus Fund commenced operations on December 31, 1999, Montgomery Emerging Asia Fund commenced operations on September 30, 1996, Montgomery Total Return Bond Fund commenced operations on June 30, 1997, Montgomery Federal Tax-Free Money Fund commenced operations on July 15, 1996 and the Montgomery Mid Cap Focus Fund commenced operations on October 31, 2000.
*** Montgomery Global Long-Short Fund commenced operations on December 31, 1997. The fees noted in the table are as of fiscal year end March 31, 1999. The Montgomery Global Long-Short Fund changed its fiscal year end from March 31 to June 30.
+     For the period April 1, 1999 to June 30, 1999.
++ The administrative fee noted in the table is as of fiscal year end March 31, 1998. The Montgomery Emerging Markets Focus Fund changed its fiscal year end from March 31 to June 30.

                       EXECUTION OF PORTFOLIO TRANSACTIONS

        In all purchases and sales of securities for the Funds, the primary consideration is to obtain the most favorable price and execution available. The Manager determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute the Funds' portfolio transactions, subject to the instructions of, and review by, the Funds and their Boards. Purchases and sales of securities within the U.S. other than on a securities exchange will generally be executed directly with a "market-maker" unless, in the opinion of the Manager or a Fund, a better price and execution can otherwise be obtained by using a broker for the transaction.

        The International and Global Equity Funds contemplate purchasing most equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. A Fund purchasing ADRs and EDRs may purchase those listed on stock exchanges, or traded in the over-the-counter markets in the U.S. or Europe, as the case may be. ADRs, like other securities traded in the U.S., will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which a Fund may invest may be traded in the over-the-counter markets.

        Purchases of portfolio securities for the Funds also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Funds will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

        In placing portfolio transactions, the Manager will use its best efforts to choose a broker-dealer capable of providing the services necessary generally to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the firm's ability to execute trades in a specific market required by a Fund, such as in an emerging market, the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors.

        Provided the Trusts' officers are satisfied that the Funds are receiving the most favorable price and execution available, the Manager may also consider the sale of the Funds' shares as a factor in the selection of broker-dealers to execute their portfolio transactions. The placement of portfolio transactions with broker-dealers who sell shares of the Funds is subject to rules adopted by NASD Regulation, Inc.

        While the Funds' general policy is to seek first to obtain the most favorable price and execution available, in selecting a broker-dealer to execute portfolio transactions, weight may also be given to the ability of a broker-dealer to furnish brokerage, research and statistical services to the Funds or to the Manager, even if the specific services were not imputed just to the Funds and may be lawfully and appropriately used by the Manager in advising other clients. The Manager considers such information, which is in addition to, and not in lieu of, the services required to be performed by it under the Agreement, to be useful in varying degrees, but of indeterminable value. In negotiating any commissions with a broker or evaluating the spread to be paid to a dealer, a Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by that Fund and the Manager to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, which services either produce a direct benefit to that Fund or assist the Manager in carrying out its responsibilities to that Fund. The standard of reasonableness is to be measured in light of the Manager's overall responsibilities to the Funds. The Boards review all brokerage allocations where services other than best price and execution capabilities are a factor to ensure that the other services provided meet the criteria outlined above and produce a benefit to the Funds.

        Investment decisions for a Fund are made independently from those of other client accounts of the Manager or its affiliates, and suitability is always a paramount consideration. Nevertheless, it is possible that at times the same securities will be acceptable for one or more Funds and for one or more of such client accounts. The Manager and its personnel may have interests in one or more of those client accounts, either through direct investment or because of management fees based on gains in the account. The Manager has adopted allocation procedures to ensure the fair allocation of securities and prices between the Funds and the Manager's various other accounts. These procedures emphasize the desirability of bunching trades and price averaging (see below) to achieve objective fairness among clients advised by the same portfolio manager or portfolio team. Where trades cannot be bunched, the procedures specify alternatives designed to ensure that buy and sell opportunities are allocated fairly and that, over time, all clients are treated equitably. The Manager's trade allocation procedures also seek to ensure reasonable efficiency in client transactions, and they provide portfolio managers with reasonable flexibility to use allocation methodologies that are appropriate to their investment discipline on client accounts.

        To the extent any of the Manager's client accounts and a Fund seek to acquire the same security at the same general time (especially if that security is thinly traded or is a small-cap stock), that Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, a Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day's transactions in such security generally will be allocated between that Fund and all such client accounts in a manner deemed equitable by the Manager, taking into account the respective sizes of the accounts, the amount being purchased or sold and other factors deemed relevant by the Manager. In many cases, a Funds' transactions are bunched with the transactions for other client accounts. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as that Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for that Fund.

        Other than for the Global Long-Short Fund and the Fixed-Income and Money Market Funds, the Manager's sell discipline for investments in issuers is based on the premise of a long-term investment horizon; however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Manager in determining the appropriate investment horizon.

        For each Fund, sell decisions at the country level are dependent on the results of the Manager's asset allocation model. Some countries impose restrictions on repatriation of capital and/or dividends which would lengthen the Manager's assumed time horizon in those countries. In addition, the rapid pace of privatization and initial public offerings creates a flood of new opportunities which must continually be assessed against current holdings.

        At the company level, sell decisions are influenced by a number of factors including current stock valuation relative to the estimated fair value range, or a high P/E relative to expected growth. Negative changes in the relevant industry sector, or a reduction in international competitiveness and a declining financial flexibility may also signal a sell.

        For the year ended June 30, 2001, the Funds' total securities transactions generated commissions of $8,541,999. For the year ended June 30, 2000, the Funds' total securities transactions generated commissions of $29,866,601, of which $367,535 was paid to Banc of America Securities. For the year ended June 30, 1999, the Funds total securities transactions generated commissions of $21,104,996, of which $138,717 was paid to Banc of America Securities. For the three fiscal years ended June 30, 2001, the Funds' securities transactions generated commissions of:


-----------------------------------------------------------------------------------------------------------------
Fund                                                                Commissions for fiscal year ended:
                                                             June 30, 1999    June 30, 2000    June 30, 2001
-----------------------------------------------------------------------------------------------------------------
Montgomery Growth Fund                                         $3,466,343      $1,822,235     $  628,425.80
Montgomery Mid Cap Focus Fund                                  $1,488,439      $1,422,070     $    5,175.54
Montgomery Small Cap Fund                                      $1,204,127      $1,030,319     $  142,193.40
Montgomery U.S. Focus Fund                                        N/A          $16,384.68     $    7,686.25
Montgomery New Power Fund                                         N/A              N/A             N/A
Montgomery Mid Cap Fund                                        $1,488,439      $1,422,070     $  266,471.45
Montgomery Balanced Fund                                       $        0+     $        0+
Montgomery International Growth Fund                           $2,028,321      $3,060,175+    $   60,969.38
                                                                                         +
Montgomery International Focus Fund                               N/A          $   19,715     $   10,633.49
Montgomery Global Opportunities Fund                           $  822,932      $  918,988     $  400,739.83
Montgomery Global Focus Fund                                   $1,878,608      $1,557,214     $  300,609.19
Montgomery Global Long-Short Fund                              $2,145,574      $9,027,765     $1,720,866.60
Montgomery Global Communications Fund                          $2,343,249      $5,404,128     $1,093,702.24
Montgomery Emerging Markets Fund                               $4,321,947      $3,871,486     $3,083,025.10
Montgomery Emerging Markets Focus Fund                         $    7,190++    $   83,104     $   77,614.49
Montgomery Emerging Asia Fund                                  $  931,870      $  505,517     $   54,520.08

*   For the period ended March 31, 1998.

+ Does not include commissions paid to the Underlying Funds as well as $43,885 of brokerage commissions attributable to the Montgomery Equity Income Fund which was reorganized as an underlying Fund of the Balanced Fund on April 5, 2000.

++ For the 15-month period ended June 30, 1999. The Emerging Markets Focus Fund changed its fiscal year end from March 31 to June 30.

+   Includes $222,860 of brokerage commissions attributable to the Montgomery
+ International Small Cap Fund, which was reorganized into the Montgomery International Growth Fund on April 5, 2000.

        The Funds do not direct brokerage or effect securities transactions through brokers in accordance with any formula, nor do they effect securities transactions through such brokers solely for selling shares of the Funds. However, brokers who execute brokerage transactions as described above may from time to time effect purchases of shares of the Funds for their customers.

        Depending on the Manager's view of market conditions, a Fund may or may not purchase securities with the expectation of holding them to maturity, although its general policy is to hold securities to maturity. A Funds may, however, sell securities prior to maturity to meet redemptions or as a result of a revised management evaluation of the issuer.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

        Each Trust reserves the right in its sole discretion to (i) suspend the continued offering of its Funds' shares, and (ii) reject purchase orders in whole or in part when in the judgment of the Manager or the Distributor such suspension or rejection is in the best interest of a Fund.

        When in the judgment of the Manager it is in the best interests of a Fund, an investor may purchase shares of that Fund by tendering payment in-kind in the form of securities, provided that any such tendered securities are readily marketable (e.g., the Funds will not acquire restricted securities), their acquisition is consistent with that Fund's investment objective and policies, and the tendered securities are otherwise acceptable to that Fund's Manager. Such securities are acquired by that Fund only for the purpose of investment and not for resale. For the purposes of sales of shares of that Fund for such securities, the tendered securities shall be valued at the identical time and in the identical manner that the portfolio securities of that Fund are valued for the purpose of calculating the net asset value of that Fund's shares. A shareholder who purchases shares of a Fund by tendering payment for the shares in the form of other securities may be required to recognize gain or loss for income tax purposes on the difference, if any, between the adjusted basis of the securities tendered to the Fund and the purchase price of the Fund's shares acquired by the shareholder.

        As noted in the Prospectus, the deadline for receipt of purchase orders for the Money Market Funds is 12 noon Eastern time on days the Money Market Funds calculate their net asset value. Orders received by that deadline will be eligible to accrue any dividend paid for the day of investment. The Money Market Funds reserve the right to extend that daily purchase order deadline (such as to 4:00 P.M. Eastern time like the other Funds). A later deadline would mean that it could not be possible for purchase orders to accrue any dividend for the day on which an investment is made.

        Payments to shareholders for shares of a Fund redeemed directly from that Fund will be made as promptly as possible but no later than three days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (i) trading on the New York Stock Exchange ("NYSE") is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (ii) an emergency exists as determined by the SEC (upon application by a Fund pursuant to Section 22(e) of the Investment Company Act) making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; or (iii) for such other period as the SEC may permit for the protection of the Fund's shareholders.

        The Funds intend to pay cash (U.S. dollars) for all shares redeemed, but, under abnormal conditions that make payment in cash unwise, the Funds may make payment partly in their portfolio securities with a current amortized cost or market value, as appropriate, equal to the redemption price. Although the Funds do not anticipate that they will make any part of a redemption payment in securities, if such payment were made, an investor may incur brokerage costs in converting such securities to cash. The Trusts have elected to be governed by the provisions of Rule 18f-1 under the Investment Company Act, which require that the Funds pay in cash all requests for redemption by any shareholder of record limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Trust's net assets at the beginning of such period.

        The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of a Fund's portfolio securities at the time of redemption or repurchase.

        Retirement Plans. Shares of the Taxable Funds are available for purchase by any retirement plan, including Keogh plans, 401(k) plans, 403(b) plans and individual retirement accounts ("IRAs").

        For individuals who wish to purchase shares of the Taxable Funds through an IRA, there is available through these Funds a prototype individual retirement account and custody agreement. The custody agreement provides that DST Systems, Inc. will act as custodian under the plan, and will furnish custodial services for an annual maintenance fee per participating account of $10. (These fees are in addition to the normal custodian charges paid by these Funds and will be deducted automatically from each Participant's account.) For further details, including the right to appoint a successor custodian, see the plan and custody agreements and the IRA Disclosure Statement as provided by these Funds. An IRA that invests in shares of these Funds may also be used by employers who have adopted a Simplified Employee Pension Plan. Individuals or employers who wish to invest in shares of a Fund under a custodianship with another bank or trust company must make individual arrangements with such institution. Information about Roth IRAs is also available from those materials.

        It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant with respect to the requirements of such plans and the tax aspects thereof.

        Class A, B, C, I and ML Shares

        Class A shares are sold to investors choosing the initial sales charge alternatives, and shares of Class B, Class C and Class ML shares are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class ML share, based on its respective net asset value, represents an identical interest in the investment portfolio of its respective Fund, and has the same rights, except that Class B, Class C and Class ML shares bear the expenses of the ongoing distribution fees. Class B, Class C and Class ML shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which distribution fees are paid.

        The Trusts have entered into separate distribution agreements with the Distributor in connection with the subscription and continuous offering of each class of shares of each Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of each Fund. After the prospectuses, Statements of Additional Information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs.

        Class A shares. The term "purchase," as used in the relevant Prospectus and this Statement of Additional Information in connection with an investment in Class A shares of each Load Fund, refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his or her or their own account and single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

        Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of a Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of a Fund and of other series of the Trusts. A purchaser may include shares held by that purchaser's immediate family, i.e., minor children, spouse and, if in the same household, adult children, siblings and grandparents. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

        Letter of Intention. Reduced sales charges are applicable to purchases aggregating more than $50,000 of Class A shares of a Fund and of other series of the Trusts made within a 13-month period starting with the first purchase pursuant to a Letter of Intention. The Letter of Intention is available only to investors whose accounts are maintained at DST Systems, Inc., the Funds' transfer agent (the "Transfer Agent"). The Letter of Intention is not a binding obligation to purchase any amount of Class A shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A shares of Montgomery Funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intention (minimum of $50,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A shares equal to five percent of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter otherwise would be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the reduced percentage sales charge which would be applicable to a single purchase equal to the total dollar value of the Class A shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charges on any previous purchase. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter.

        Purchase Privilege of Certain Persons. The following individuals and groups may purchase Class A shares of each Fund at net asset value: current or retired directors, trustees, partners, members, officers and employees of the Trusts, the Distributor, the Manager and its shareholders, certain family members of the above persons, and trusts or plans primarily for such persons; current or retired registered representatives or full-time employees and their spouses and minor children and plans of such persons; investors who exchange their shares from an unaffiliated investment company which has a sales charge, so long as shares are purchased within 60 days of the redemption; Trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with 50 or more eligible employees; investment advisers, financial planners and certain financial institutions that place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services; employer-sponsored benefit plans in connection with purchases of shares of Class A shares made as a result of participant-directed exchanges between options in such a plan; `wrap accounts' for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the Distributor or another broker-dealer or financial institution with respect to sales of Class A shares; and such other persons as are determined by the Board (or by the Distributor pursuant to guidelines established by the Board) to have acquired shares under circumstances not involving any sales expense to the Trusts or the Distributor.

        Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

        Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments. Certain other plans may purchase Class B shares with a waiver of the contingent deferred sales charge ("CDSC") upon redemption, based on similar criteria. Such Class B shares will convert into Class A shares approximately at the beginning of the seventh year after the plan purchases the first share of any Montgomery Fund. Minimum purchase requirements may be waived or varied for such plans.

        Class B, Class C and Class ML shares. As discussed in the relevant Prospectus, while Class B and Class ML shares redeemed within six years of purchase are subject to a CDSC under most circumstances, the charge is waived on redemptions of Class B and Class ML shares in connection with certain post-retirement withdrawals from an IRA or other retirement plan or following the death or disability of a Class B or Class ML shareholder. Redemptions for which the waiver applies are: (a) any partial or complete redemption in connection with a tax-free distribution following retirement under a tax-deferred retirement plan or attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for the life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA; or (b) any partial or complete redemption following the death or disability (as defined in the Code) of a Class B or Class ML shareholder (including one who owns the respective Class B or Class ML shares as joint tenant with his or her spouse), provided that the redemption is requested within one year of the death or initial determination of disability.

        Class I Shares. The Class I Shares will be offered at their net asset value without the imposition of a front-end sales load or CDSC. Class I Shares may be subject to an ongoing shareholding servicing fee at an annual rate of up to 0.25% of the daily net assets attributable to the Class I Shares. Class I Shares may be offered to institutional-type shareholders who do not require extensive shareholder servicing and may be offered with all or a portion of various administrative/servicing fees and operating costs waived or reduced. Class I shares will not be subject to a Rule 12b-1 distribution fee. Class I Shares of one or more Funds may be subject to a redemption fee to the extent disclosed in the prospectus for that Fund.


                        DETERMINATION OF NET ASSET VALUE

        The net asset value per share of a Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets, which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of that Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

        As noted in the Prospectus, the net asset value of shares of the Funds generally will be determined at least once daily as of 4:00 P.M. (12:00 noon for the Money Market Funds), Eastern time (or earlier when trading closes earlier), on each day the New York Stock Exchange ("NYSE") is open for trading (except national bank holidays for the Fixed-Income Funds). It is expected that the NYSE will be closed on Saturdays and Sundays and for New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The national bank holidays also include:
Columbus Day and Veterans' Day. The Funds may, but do not expect to, determine the net asset values of their shares on any day when the NYSE is not open for trading if there is sufficient trading in their portfolio securities on such days.

        Generally, trading in and valuation of foreign securities is substantially completed each day at various times prior to the close of the NYSE. In addition, trading in and valuation of foreign securities may not take place on every day in which the NYSE is open for trading. Furthermore, trading takes place in various foreign markets on days in which the NYSE is not open for trading and on which the Funds' net asset values are not calculated. Occasionally, events affecting the values of such securities in U.S. dollars on a day on which a Fund calculates its net asset value may occur between the times when such securities are valued and the close of the NYSE that will not be reflected in the computation of that Fund's net asset value unless the Board or its delegates deem that such events would materially affect the net asset value, in which case an adjustment would be made.

        Generally, the Funds' investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Manager and the Trust's Pricing Committee pursuant to procedures approved by or under the direction of the Boards.

        The Funds' equity securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Equity securities that are traded on more than one exchange are valued on the exchange determined by the Manager to be the primary market. Securities traded in the over-the-counter market are valued at the mean between the last available bid and asked price prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Boards.

        Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

        Corporate debt securities, U.S. government securities, mortgage-related securities and asset-backed fixed-income securities held by the Funds are valued on the basis of valuations provided by dealers in those instruments, by an independent pricing service, or at fair value as determined in good faith by procedures approved by the Boards. Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield-to-maturity information.

        An option that is written by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the mean between the last bid and asked prices. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Boards.

        If any securities held by a Fund are restricted as to resale or do not have readily available market quotations, the Manager and the Trusts' Pricing Committees determine their fair value, following procedures approved by the Boards. The Trustees periodically review such valuations and valuation procedures. The fair value of such securities is generally determined as the amount which a Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by a Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

        Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Boards in good faith will establish a conversion rate for such currency.

        All other assets of the Funds are valued in such manner as the Boards in good faith deem appropriate to reflect their fair value.

        The Money Market Funds value their portfolio instruments at amortized cost, which means that securities are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made at least weekly to compare the value of these Funds' investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. The amortized cost method of valuation seeks to maintain a stable $1.00 per-share net asset value even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can in certain circumstances lead to a dilution of shareholders' interest. If a deviation of 0.50% or more were to occur between the net asset value per share calculated by reference to market values and these Fund's $1.00 per-share net asset value, or if there were any other deviation which the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board would promptly consider what action, if any, should be initiated. If these Funds' per-share net asset values (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board might temporarily reduce or suspend dividend payments or take other action in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if these Funds' per-share net asset values (computed using market values) were to increase, or were anticipated to increase, above $1.00 (computed using amortized cost), the Board might supplement dividends in an effort to maintain the net asset value at $1.00 per share.


                              PRINCIPAL UNDERWRITER

        The Distributor, Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109, also acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is currently registered as a broker-dealer with the SEC and in all 50 states, is a member of most of the principal securities exchanges in the U.S., and is a member of the National Association of Securities Dealers, Inc. The Underwriting Agreement between each Fund and the Distributor is in effect for each Fund for the same periods as the Agreements, and shall continue in effect thereafter for periods not exceeding one year if approved at least annually by (i) the appropriate Board or the vote of a majority of the outstanding securities of that Fund (as defined in the Investment Company Act), and (ii) a majority of the Trustees who are not interested persons of any such party, in each case by a vote cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement with respect to each Fund may be terminated without penalty by the parties thereto upon 60 days' written notice and is automatically terminated in the event of its assignment as defined in the Investment Company Act. There are no underwriting commissions paid with respect to sales of the Funds' shares. The Principal Underwriter has not been paid any underwriting commissions for underwriting securities of the Funds during each of the Funds' last three fiscal years.


                             PERFORMANCE INFORMATION

        As noted in the Prospectus, the Funds may, from time to time, quote various performance figures in advertisements and other communications to illustrate their past performance. Performance figures will be calculated separately for different classes of shares.

        The Money Market Funds. Current yield reflects the interest income per share earned by these Funds' investments. Current yield is computed by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then annualizing the result by multiplying the base period return by (365/7).

        Effective yield is computed in the same manner except that the annualization of the return for the seven-day period reflects the results of compounding by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. This figure is obtained using the Securities and Exchange Commission formula:

             Effective Yield = [(Base Period Return + 1)(365/7)] - 1

        The Total Return Bond Fund, the Short Bond Fund and the California Intermediate Bond Fund. These Funds' 30-day yield figure described in the Prospectus is calculated according to a formula prescribed by the SEC, expressed as follows:

                         YIELD = 2[(1+[a-b]/cd)(6) - 1]

        Where:        a         =       dividends and interest earned during the
                                        period.

                      b         =       expenses accrued for the period (net of
                                        reimbursement).

                      c         =       the average daily number of shares
                                        outstanding during the period that were
                                        entitled to receive dividends.


                      d         =       the maximum offering price per share on
                                        the last day of the period.

        For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by these Funds at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

        Investors should recognize that, in periods of declining interest rates, these Funds' yields will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, will tend to be somewhat lower. In addition, when interest rates are falling, monies received by these Funds from the continuous sale of their shares will likely be invested in instruments producing lower yields than the balance of their portfolio of securities, thereby reducing the current yield of these Funds. In periods of rising interest rates, the opposite result can be expected to occur.

        The Tax-Free Funds. A tax equivalent yield demonstrates the taxable yield necessary to produce an after-tax yield equivalent to that of a fund that invests in tax-exempt obligations. The tax equivalent yield for one of the Tax-Free Funds is computed by dividing that portion of the current yield (or effective yield) of the Tax-Free Fund (computed for the Fund as indicated above) that is tax exempt by one minus a stated income tax rate and adding the quotient to that portion (if any) of the yield of the Fund that is not tax exempt. In calculating tax equivalent yields for the California Intermediate Bond and California Money Funds, these Funds assume an effective tax rate (combining federal and California tax rates) of 45.22%, based on a California tax rate of 9.3% combined with a 39.6% federal tax rate. The Federal Money Fund assumes a federal tax rate of 39.6% The effective rate used in determining such yield does not reflect the tax costs resulting from the loss of the benefit of personal exemptions and itemized deductions that may result from the receipt of additional taxable income by taxpayers with adjusted gross incomes exceeding certain levels. The tax equivalent yield may be higher than the rate stated for taxpayers subject to the loss of these benefits.

        Yields. The yields for the indicated periods ended June 30, 2001, were as follows:

---------------------------------------------------------------------------------------------------------------
                                                              TAX-EQUIV.  TAX-EQUIV.
                                         YIELD     EFFECTIVE    CURRENT    EFFECTIVE    CURRENT   TAX-EQUIV.
FUND                                    (7-DAY)      YIELD      YIELD*      YIELD*       YIELD      YIELD*
                                                    (7-DAY)     (7-DAY)     (7-DAY)    (30-DAY)    (30-DAY)
---------------------------------------------------------------------------------------------------------------
Montgomery Total Return Bond Fund        5.53%        N/A         N/A         N/A        5.76%        N/A

Montgomery Short Duration Government     5.33%        N/A         N/A         N/A        5.22%        N/A
Bond Fund

Montgomery Government Money Market       3.78%       3.87%        N/A         N/A         N/A         N/A
Fund

Montgomery California Tax-Free           3.65%        N/A         N/A         N/A        3.44%       3.50%
Intermediate Bond Fund

Montgomery California Tax-Free Money     2.47%       2.50%       3.47%       4.57%        N/A         N/A
Fund

Montgomery Federal Tax-Free Money        3.35%       3.41%       4.73%       6.22%        N/A         N/A
Fund

* Calculated using a combined federal and California income tax rate of 45.22% for the California Funds and a federal rate of 39.6% for the Federal Money Fund.

        Average Annual Total Return. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return for a Fund will be accompanied by information on that Fund's average annual compounded rate of return over the most recent four calendar quarters and the period from that Fund's inception of operations. The Funds may also advertise aggregate and average total return information over different periods of time. A Fund's "average annual total return" figures are computed according to a formula prescribed by the SEC expressed as follows:

                                P(1 + T)(n) = ERV

        Where:        P         =       a hypothetical initial payment of
                                        $1,000.
                      T         =       average annual total return.
                      n         =       number of years.
                      ERV       =       Ending Redeemable Value of a
                                        hypothetical $1,000 investment made at
                                        the beginning of a 1-, 5- or 10-year
                                        period at the end of each respective
                                        period (or fractional portion thereof),
                                        assuming reinvestment of all dividends
                                        and distributions and complete
                                        redemption of the hypothetical
                                        investment at the end of the measuring
                                        period.

        Aggregate Total Return. A Fund's "aggregate total return" figures represent the cumulative change in the value of an investment in that Fund for the specified period and are computed by the following formula:

                                     ERV - P
                                     -------
                                        P

        Where:        P         =       a hypothetical initial payment of
                                        $1,000.
                      ERV       =       Ending Redeemable Value of a
                                        hypothetical $1,000 investment made at
                                        the beginning of a l-, 5- or 10-year
                                        period at the end of a l-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

        Each Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of that Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in that Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing that Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

        The average annual total return for the Class R shares of certain Funds for the periods indicated was as follows:


---------------------------------------------------------------------------------------------------------------
                                                                   YEAR          5-YEARS        INCEPTION*
FUND                                                              ENDED           ENDED          THROUGH
                                                              JUNE 30, 2001   JUNE 30, 2001   JUNE 30, 2001
---------------------------------------------------------------------------------------------------------------
Montgomery Growth Fund                                           -20.57%           4.67%          12.77%
Montgomery Mid Cap Focus Fund                                         N/A            N/A         -18.73%
Montgomery Mid Cap Fund                                           -11.76%         -6.52%          -5.09%
Montgomery Small Cap Fund                                         -21.71%            N/A           5.30%
Montgomery U.S. Focus Fund                                        -29.65%            N/A         -13.04%
Montgomery New Power Fund                                             N/A            N/A         -26.21%
Montgomery Balanced Fund                                           -7.85%          6.62%          12.62%
Montgomery International Growth Fund                              -32.47%          2.27%           6.11%
Montgomery International Focus Fund                               -32.77%            N/A         -22.84%
Montgomery Global Opportunities Fund                              -37.25%          5.88%           9.08%
Montgomery Global Focus Fund                                      -38.40%          3.69%           9.11%
Montgomery Global Long-Short Fund                                 -34.33%            N/A          27.47%
Montgomery Global Communications Fund                             -52.92%          9.35%          11.19%
Montgomery Emerging Markets Fund                                  -25.91%         -8.08%           0.02%
Montgomery Emerging Markets Focus Fund                            -15.26%            N/A          11.33%
Montgomery Emerging Asia Fund                                     -21.13%            N/A          -4.96%
Montgomery Total Return Bond Fund                                  11.06%            N/A           7.47%
Montgomery Short Duration Government Bond Fund                      9.09%          6.55%           6.43%
Montgomery California Tax-Free Intermediate Bond Fund               7.81%          5.60%           5.22%

----------------
* Total return for periods of less than one year are aggregate, not annualized, return figures. The dates of inception for the Funds were:

        Growth Fund, September 30, 1993; Mid Cap Focus Fund, December 30, 1994; Mid Cap Fund, December 30, 1994; Small Cap Fund, July 13, 1990; U.S. Focus Fund, December 31, 1999, New Power Fund, May 31, 2000. Balanced Fund, March 31, 1994; International Growth Fund, June 30, 1995; International Focus Fund, December 31, 1999; Global Opportunities Fund, September 30, 1993; Global Focus Fund, October 27, 1995; Global Long-Short Fund, December 31, 1997; Global Communications Fund, June 1, 1993; Emerging Markets Fund, March 1, 1992; Emerging Markets Focus Fund, December 31, 1997; Emerging Asia Fund, September 30, 1996; Total Return Bond Fund, June 30, 1997; Short Duration Government Bond Fund, December 18, 1992; Government Money Fund, September 14, 1992; California Intermediate Bond Fund, July 1, 1993; California Tax-Free Money Fund, September 30, 1994; and Federal Tax-Free Money Fund, June 30, 1996.

        The average annual total return for the Class P shares of certain Funds for the periods indicated was as follows:


---------------------------------------------------------------------------------------------------------------
                                                                   YEAR          5-YEARS        INCEPTION*
                                                                  ENDED           ENDED          THROUGH
FUND                                                          JUNE 30, 2001   JUNE 30, 2001   JUNE 30, 2001
---------------------------------------------------------------------------------------------------------------
Montgomery Balanced Fund                                          -7.97%           6.35%           7.29%
Montgomery Government Money Market Fund                            5.56%           5.03%           5.01%
Montgomery Growth Fund                                           -20.77%           4.49%           6.64%
Montgomery International Growth Fund                             -32.66%           2.22%           4.29%
Montgomery Short Duration Bond Fund                                8.93%           6.31%           6.15%
Montgomery Small Cap Fund                                        -21.91%           N/A             5.30%

        The average annual total return for the Class ML and Class C shares of the Montgomery Global Long-Short Fund for the periods indicated was as follows:


---------------------------------------------------------------------------------------------------------------
                                                                   YEAR          5-YEARS        INCEPTION*
                                                                  ENDED           ENDED          THROUGH
FUND                                                          JUNE 30, 2001   JUNE 30, 2001   JUNE 30, 2001
---------------------------------------------------------------------------------------------------------------
Montgomery Global Long-Short Fund - Class ML                     -34.77%           N/A            26.34%
Montgomery Global Long-Short Fund - Class C                      -40.62%           N/A             9.08%

        Performance returns for the Class A, Class B, Class C and Class I shares of certain Funds are not included because these classes of shares were launched on November 1, 2001.

        Comparisons. To help investors better evaluate how an investment in the Funds might satisfy their investment objectives, advertisements and other materials regarding the Funds may discuss various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. Publications, indices and averages, including but not limited to, the following may be used in discussion of a Fund's performance or the investment opportunities it may offer:

        a) Standard & Poor's 500 Composite Stock Index, one or more of the Morgan Stanley Capital International Indices, and one or more of the International Finance Corporation Indices.

        b) Bank Rate Monitor--A weekly publication which reports various bank investments, such as certificate of deposit rates, average savings account rates and average loan rates.

        c) Lipper Mutual Fund Performance Analysis and Lipper Fixed Income Fund Performance Analysis--A ranking service that measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of any applicable sales charges.

        d) Donoghue's Money Fund Report--Industry averages for 7-day annualized and compounded yields of taxable, tax-free, and government money funds.

        e) Salomon Brothers Bond Market Roundup--A weekly publication which reviews yield spread changes in the major sectors of the money, government agency, futures, options, mortgage, corporate, Yankee, Eurodollar, municipal, and preferred stock markets. This publication also summarizes changes in banking statistics and reserve aggregates.

        f) Lehman Brothers indices--Lehman Brothers fixed-income indices may be used for appropriate comparisons.

        g) other indices--including Consumer Price Index, Ibbotson, Micropal, CNBC/Financial News Composite Index, MSCI EAFE Index (Morgan Stanley Capital International, Europe, Australasia, Far East Index--a capitalization-weighted index that includes all developed world markets except for those in North America), Datastream, Worldscope, NASDAQ, Russell 2000 and IFC Emerging Markets Database.

        In addition, one or more portfolio managers or other employees of the Manager may be interviewed by print media, such as by the Wall Street Journal or Business Week, or electronic news media, and such interviews may be reprinted or excerpted for the purpose of advertising regarding the Funds.

        In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Funds' portfolios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formulae used by the Funds to calculate their figures.

        The Funds may also publish their relative rankings as determined by independent mutual fund ranking services like Lipper Analytical Services, Inc. and Morningstar, Inc.

        Investors should note that the investment results of the Funds will fluctuate over time, and any presentation of a Fund's total return for any period should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.

        Reasons to Invest in the Funds. From time to time, the Funds may publish or distribute information and reasons supporting the Manager's belief that a particular Fund may be appropriate for investors at a particular time. The information will generally be based on internally generated estimates resulting from the Manager's research activities and projections from independent sources. These sources may include, but are not limited to, Bloomberg, Morningstar, Barings, WEFA, consensus estimates, Datastream, Micropal, I/B/E/S Consensus Forecast, Worldscope and Reuters as well as both local and international brokerage firms. For example, the Funds may suggest that certain countries or areas may be particularly appealing to investors because of interest rate movements, increasing exports and/or economic growth. The Funds may, by way of further example, present a region as possessing the fastest growing economies and may also present projected gross domestic product (GDP) for selected economies. In using this information, the Montgomery Emerging Asia Fund also may claim that certain Asian countries are regarded as having high rates of growth for their economies (GDP), international trade and corporate earnings; thus producing what the Manager believes to be a favorable investment climate.

        Research. The Manager has developed its own tradition of intensive research and has made intensive research one of the important characteristics of the Montgomery Funds style.

        The portfolio managers for the International and Global Equity Funds work extensively on developing an in-depth understanding of particular foreign markets and particular companies. And they very often discover that they are the first analysts from the United States to meet with representatives of foreign companies, especially those in emerging markets nations.

        Extensive research into companies that are not well known--discovering new opportunities for investment--is a theme that crosses a number of the Funds and is reflected in the number of Funds oriented towards smaller capitalization businesses

        In-depth research, however, goes beyond gaining an understanding of unknown opportunities. The portfolio analysts have also developed new ways of gaining information about well-known parts of the domestic market. The growth equity team, for example, has developed its own strategy and proprietary database for analyzing the growth potential of U.S. companies, often large, well-known companies.

        From time to time, advertising and sales materials for the Montgomery Funds may include biographical information about portfolio managers as well as commentary by portfolio managers regarding investment strategy, asset growth, current or past economic, political or financial conditions that may be of interest to investors.

        Also, from time to time, the Manager may refer to its quality and size, including references to its total assets under management (as of September 30, 2001 approximately $7.3 billion for retail and institutional investors in The Montgomery Funds) and total shareholders invested in the Funds (as of September 30, 2001, around 150,000).


                               GENERAL INFORMATION

        Investors in the Funds will be informed of the Funds' progress through periodic reports. Financial statements will be submitted to shareholders semi-annually, at least one of which will be certified by independent public accountants. All expenses incurred in connection with the organization of The Montgomery Funds and the registration of shares of the Small Cap Fund as the initial series of the Trust have been assumed by the Small Cap Fund; all expenses incurred in connection with the organization of The Montgomery Funds II have been assumed by Montgomery Institutional Series: Emerging Markets Portfolio and the Manager. Expenses incurred in connection with the establishment and registration of shares of each of the other funds constituting separate series of the Trusts have been assumed by each respective Fund. The expenses incurred in connection with the establishment and registration of shares of the Funds as separate series of the Trusts have been assumed by the respective Funds and are being amortized over a period of five years commencing with their respective dates of inception. The Manager has agreed, to the extent necessary, to advance the organizational expenses incurred by certain Funds and will be reimbursed for such expenses after commencement of those Funds' operations. Investors purchasing shares of a Fund bear such expenses only as they are amortized daily against that Fund's investment income.

        As noted above, The Chase Manhattan Bank (the "Custodian") acts as custodian of the securities and other assets of the Funds. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds.

        DST Systems, Inc., 333 West 11th Street, Kansas City, Missouri 64105, is the Funds' Master Transfer Agent and Paying Agent.

        PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, California 94105, is the independent auditor for the Funds.

        The validity of shares offered hereby has been passed on by Paul, Hastings, Janofsky & Walker LLP, 345 California Street, San Francisco, California 94104.

        The shareholders of The Montgomery Funds (but not The Montgomery Funds
II) as shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Agreement and Declaration of Trust ("Declaration of Trust") contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Funds' assets for any shareholder held personally liable for obligations of the Funds or Trust. The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Funds or Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Funds. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as an investment company as distinguished from an operating company would not likely give rise to liabilities in excess of the Funds' total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is extremely remote because it is limited to the unlikely circumstances in which both inadequate insurance exists and a Fund itself is unable to meet its obligations.

        Among the Boards' powers enumerated in the Agreements and Declaration of Trust is the authority to terminate the Trusts or any of their series, or to merge or consolidate the Trusts or one or more of their series with another trust or company without the need to seek shareholder approval of any such action.

        As of September 30, 2001, to the knowledge of the Funds, the following shareholders owned of record 5 percent or more of the outstanding Class R shares of the respective Funds:


---------------------------------------------------------------------------------------------------------------
NAME OF FUND/NAME AND ADDRESS OF RECORD OWNER                                 NUMBER OF          PERCENT
                                                                            SHARES OWNED        OF SHARES
---------------------------------------------------------------------------------------------------------------
Growth Fund - Class R
---------------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.                                                  4,251,728.676        24.93%
101 Montgomery Street
San Francisco, California 94104-4122
---------------------------------------------------------------------------------------------------------------
Asset Allocation Fund                                                       1,870,572.407        10.97%
Attn Mike Dominguez
101 California Street
San Francisco, California 94111-5802
---------------------------------------------------------------------------------------------------------------
National Financial Services LLC                                             1,165,948.813         6.84%
For the Exclusive Benefit of Our Customers - Attn Mutual Funds
P.O. Box 3730
Church Street Station
New York, New York 10008-3730
---------------------------------------------------------------------------------------------------------------
Mid Cap Fund - Class R
---------------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.                                                  2,813,774.183        25.86%
101 Montgomery Street
San Francisco, California 94104-4122
-------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
NAME OF FUND/NAME AND ADDRESS OF RECORD OWNER                                 NUMBER OF          PERCENT
                                                                            SHARES OWNED        OF SHARES
---------------------------------------------------------------------------------------------------------------
National Financial Services LLC                                              689,257.620          6.33%
For the Exclusive Benefit of Our Customers - Attn Mutual Funds
P.O. Box 3730
Church Street Station
New York, New York 10008-3730
---------------------------------------------------------------------------------------------------------------
Mid Cap Focus Fund - Class R
---------------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.                                                   104,177.016         42.03%
101 Montgomery Street
San Francisco, California 94104-4122
---------------------------------------------------------------------------------------------------------------
State Street Bank & Trust Co. Cust.                                          16,321.022           6.59%
IRA R/O Osgoode S. Philpott Jr.
4675 So. Lafayette
Englewood, Colorado 80110-5947
---------------------------------------------------------------------------------------------------------------
Small Cap Fund - Class R
---------------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.                                                   704,340.936         11.41%
101 Montgomery Street
San Francisco, California 94104-4122
---------------------------------------------------------------------------------------------------------------
Northern Trust Company Cust.                                                 491,177.170          7.96%
FBO Dallas Symphony Fund For Excellence
A/C #26-00196
P.O. Box 92956
Chicago, Illinois 60675-2956
---------------------------------------------------------------------------------------------------------------
BNY Clearing Services LLC                                                    348,357.735          5.64%
A/C 8673-4757
Wendel & Co. A/C 260114
111 E. Kilbourn Avenue
Milwaukee, Wisconsin 53202-6623
---------------------------------------------------------------------------------------------------------------
U.S. Focus Fund - Class B
---------------------------------------------------------------------------------------------------------------
Tyler A. Lowrey & Harriette L. Lowrey Jt. WROS                               21,482.277           8.66%
516 Mill River Ln.
San Jose, California 95134-2425
---------------------------------------------------------------------------------------------------------------
State Street Bank & Trust Co. Cust.                                          13,740.245           5.54%
IRA A/C Gary Stern
52 Steeple Chase Ct.
Oceanport, New Jersey 07757-1182
---------------------------------------------------------------------------------------------------------------
John P. Fitzgerald & Linda M. Fitzgerald JTWROS                              12,958.523           5.23%
10542 S. Kedzie Ave.
Chicago, Illinois 60655-2018
---------------------------------------------------------------------------------------------------------------
Mark Geist                                                                   12,836.896           5.18%
456 Oakshire Pl.
Alamo, California 94507-2332
---------------------------------------------------------------------------------------------------------------
International Growth Fund - Class R
---------------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.                                                  1,763,455.214        42.32%
101 Montgomery Street
San Francisco, California 94104-4122
---------------------------------------------------------------------------------------------------------------
International Focus Fund - Class R
---------------------------------------------------------------------------------------------------------------
Mark Geist                                                                   10,000.000          29.17%
456 Oakshire Pl.
Alamo, California 94507-2332
---------------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.                                                    7,832.045          22.84%
101 Montgomery Street
San Francisco, California 94104-4122
---------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
NAME OF FUND/NAME AND ADDRESS OF RECORD OWNER                                 NUMBER OF          PERCENT
                                                                            SHARES OWNED        OF SHARES
---------------------------------------------------------------------------------------------------------------
State Street Bank & Trust Co. Cust.                                           3,844.808          11.21%
IRA A/C William C. Stevens
3390 Las Huertas Rd.
Lafayette, California 94549-5153
---------------------------------------------------------------------------------------------------------------
Kathryn G. & Arthur B. Dublin Tr.                                             2,987.365           8.71%
U/A May 11, 1988
Dublin Living Trust
26981 Country Club Cir.
El Macero, California 96518-1048
---------------------------------------------------------------------------------------------------------------
State Street Bank & Trust Co. Cust.                                           2,571.947           7.50%
IRA A/C John A. Farnsworth
C/O Korn Ferry International
1 Embarcadero Ctr. Ste. 2101
San Francisco, California 94111-3706
---------------------------------------------------------------------------------------------------------------
Global Opportunities Fund - Class R
---------------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.                                                  2,102,867.781        53.69%
101 Montgomery Street
San Francisco, California 94104-4122
---------------------------------------------------------------------------------------------------------------
National Financial Services LLC                                              223,039.396          5.69%
For the Exclusive Benefit of Our Customers - Attn Mutual Funds
P.O. Box 3730
Church Street Station
New York, New York 10008-3730
---------------------------------------------------------------------------------------------------------------
Global Communications Fund - Class R
---------------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.                                                  4,367,965.514        32.47%
101 Montgomery Street
San Francisco, California 94104-4122
-------------------------------------------------------------------------------------------------------------
National Financial Services LLC                                              824,548.103          6.13%
For the Exclusive Benefit of Our Customers - Attn Mutual Funds
P.O. Box 3730
Church Street Station
New York, New York 10008-3730
---------------------------------------------------------------------------------------------------------------
Global Long-Short Fund - Class R
---------------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.                                                  1,504,970.733        28.27%
101 Montgomery Street
San Francisco, California 94104-4122
-------------------------------------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner & Smith                                          412,970.961          7.76%
FBO Its Customers
Attn. Fund Administration  97TN7
4800 Deer Lake Dr. E. Fl. 2
Jacksonville, Florida 32246-6484
---------------------------------------------------------------------------------------------------------------
Emerging Markets Fund - Class R
---------------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.                                                  6,653,154.317        37.02%
101 Montgomery Street
San Francisco, California 94104-4122
-------------------------------------------------------------------------------------------------------------
National Financial Services LLC                                             2,286,108.180        12.72%
For the Exclusive Benefit of Our Customers - Attn Mutual Funds
P.O. Box 3730
Church Street Station
New York, New York 10008-3730
---------------------------------------------------------------------------------------------------------------
Emerging Markets Focus Fund - Class R
---------------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.                                                   465,326.701         57.83%
101 Montgomery Street
San Francisco, California 94104-4122
-------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
NAME OF FUND/NAME AND ADDRESS OF RECORD OWNER                                 NUMBER OF          PERCENT
                                                                            SHARES OWNED        OF SHARES
---------------------------------------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner & Smith                                          48,049.513           5.97%
FBO Its Customers
Attn. Fund Administration  97TN7
4800 Deer Lake Dr. E. Fl. 2
Jacksonville, Florida 32246-6484
---------------------------------------------------------------------------------------------------------------
Emerging Asia Fund - Class R
---------------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.                                                   570,943.497         34.96%
101 Montgomery Street
San Francisco, California 94104-4122
-------------------------------------------------------------------------------------------------------------
National Financial Services LLC                                              89,028.263           5.45%
For the Exclusive Benefit of Our Customers - Attn Mutual Funds
P.O. Box 3730
Church Street Station
New York, New York 10008-3730
---------------------------------------------------------------------------------------------------------------
Global Focus Fund - Class R
---------------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.                                                  1,128,017.446        24.91%
101 Montgomery Street
San Francisco, California 94104-4122
-------------------------------------------------------------------------------------------------------------
National Financial Services LLC                                              343,671.421          7.59%
For the Exclusive Benefit of Our Customers - Attn Mutual Funds
P.O. Box 3730
Church Street Station
New York, New York 10008-3730
---------------------------------------------------------------------------------------------------------------
Balanced Fund - Class R
---------------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.                                                  1,013,907.696        28.98%
101 Montgomery Street
San Francisco, California 94104-4122
-------------------------------------------------------------------------------------------------------------
National Financial Services LLC                                              300,073.653          8.58%
For the Exclusive Benefit of Our Customers - Attn Mutual Funds
P.O. Box 3730
Church Street Station
New York, New York 10008-3730
---------------------------------------------------------------------------------------------------------------
New Power Fund - Class R
---------------------------------------------------------------------------------------------------------------
State Street Bank & Trust Co. Cust.                                          23,803.334          30.66%
IRA A/C Gordon A. Cox
643 Gaylord St.
Denver, Colorado 90206-3716
---------------------------------------------------------------------------------------------------------------
William C. Stevens & Sarah Gopher-Stevens Tr. U/A January 11, 1995           13,132.776          16.92%
William Clark Stevens & Sarah Gopher-Stevens RLT
3390 Las Huertas Rd.
Lafayette, California 94549-5153
---------------------------------------------------------------------------------------------------------------
Franklin S. Tuck                                                             10,102.135          13.01%
233 Jamaica St.
Bel Tiburon, California 94920-1010
---------------------------------------------------------------------------------------------------------------
William T. King                                                               6,479.268           8.35%
2852 Saint Joseph Dr.
Concord, California 94518-2155
---------------------------------------------------------------------------------------------------------------
Antonia M. Baur                                                               5,362.162           6.91%
731 Morninghome Rd.
Danville, California 94526-4246
---------------------------------------------------------------------------------------------------------------
Kathryn M. Peters                                                             5,051.068           6.51%
900 Chestnut Street Apt. 602
San Francisco, California 94109-1305
---------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
NAME OF FUND/NAME AND ADDRESS OF RECORD OWNER                                 NUMBER OF          PERCENT
                                                                            SHARES OWNED        OF SHARES
---------------------------------------------------------------------------------------------------------------
Total Return Bond Fund - Class R
---------------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.                                                  1,807,364.792        48.84%
101 Montgomery Street
San Francisco, California 94104-4122
---------------------------------------------------------------------------------------------------------------
Asset Allocation Fund                                                       1,228,141.291        33.19%
Attn Mike Dominguez
101 California Street
San Francisco, California 94111-5802
---------------------------------------------------------------------------------------------------------------
National Financial Services LLC                                              198,368.221          5.36%
For the Exclusive Benefit of Our Customers - Attn Mutual Funds
P.O. Box 3730
Church Street Station
New York, New York 10008-3730
---------------------------------------------------------------------------------------------------------------
Short Duration Government Bond Fund - Class R
---------------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.                                                 17,392,868.587        54.42%
101 Montgomery Street
San Francisco, California 94104-4122
---------------------------------------------------------------------------------------------------------------
National Financial Services LLC                                             1,789,609.158         5.60%
For the Exclusive Benefit of Our Customers - Attn Mutual Funds
P.O. Box 3730
Church Street Station
New York, New York 10008-3730
---------------------------------------------------------------------------------------------------------------
Prudential Securities, Inc.                                                 1,656,657.883         5.18%
Special Custody Acct for the Exclusive Benefit of Customers - PC
1 New York Plaza
Attn Mutual Funds
New York, New York 10004-1901
---------------------------------------------------------------------------------------------------------------
Government Money Market Fund - Class R
---------------------------------------------------------------------------------------------------------------
Banc of America Securities                                                 586,473,373.730       86.55%
Sweep Acct FBO Clients
Attn Mutual Funds
600 Montgomery Street
San Francisco, California 94111-2702
---------------------------------------------------------------------------------------------------------------
Federal Tax-Free Money Fund - Class R
---------------------------------------------------------------------------------------------------------------
Banc of America Securities                                                 44,876,202.910        91.54%
Sweep Acct FBO Clients
Attn Mutual Funds
600 Montgomery Street
San Francisco, California 94111-2702
---------------------------------------------------------------------------------------------------------------
California Tax-Free Intermediate Bond Fund - Class R
---------------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.                                                  2,473,634.567        79.81%
101 Montgomery Street
San Francisco, California 94104-4122
---------------------------------------------------------------------------------------------------------------
California Tax-Free Money Market - Class R
---------------------------------------------------------------------------------------------------------------
Banc of America Securities                                                 112,971,869.310       48.78%
Sweep Acct FBO Clients
Attn Mutual Funds
600 Montgomery Street
San Francisco, California 94111-2702
-------------------------------------------------------------------------------------------------------------
Republic Bank California NA                                                114,933,061.890       49.63%
Investment Dept.
445 N. Bedford Dr.
Beverly Hills, California 90210-4302

        As of September 30, 2001, to the knowledge of the Funds, the following shareholders owned of record 5 percent or more of the outstanding Class P Shares of the respective Funds:


-------------------------------------------------------------------------------------------------------------
NAME OF FUND/NAME AND ADDRESS OF RECORD OWNER                                 NUMBER OF          PERCENT
                                                                            SHARES OWNED        OF SHARES
-------------------------------------------------------------------------------------------------------------
Growth Fund - Class P
-------------------------------------------------------------------------------------------------------------
State Street Bank & Trust Co. Cust.                                           3,145.758          41.52%
IRA Carl N. Grant
2008 Cutwater Ct.
Reston, Virginia 20191-3604
-------------------------------------------------------------------------------------------------------------
Dreyfus Investment Services Corp.                                             1,646.444          21.73%
FBO 649772181
2 Mellon Bank Center
Pittsburgh, Pennsylvania 15259-0001
-------------------------------------------------------------------------------------------------------------
State Street Bank & Trust Co. Cust.                                            696.661            9.20%
IRA A/C Carol A. Grant
2008 Cutwater Ct.
Reston, Virginia 20191-3604
-------------------------------------------------------------------------------------------------------------
Walter J. Klein Company Ltd.                                                   663.505            8.76%
Profit Sharing Trust
5033 Carillon Way
Charlotte, North Carolina 28270-0432
-------------------------------------------------------------------------------------------------------------
Small Cap Fund - Class P
-------------------------------------------------------------------------------------------------------------
Saxon & Co.                                                                  827,444.801         80.93%
FBO T/A Leaseway Transport
A/C #20-35-002-1037303
P.O. Box 7780-1888
Philadelphia, Pennsylvania 19182-0001
-------------------------------------------------------------------------------------------------------------
State Street                                                                 84,661.725           8.28%
Retirement Savings Plan
P.O. Box 1992
Boston, Massachusetts 02105-1992
-------------------------------------------------------------------------------------------------------------
International Growth Fund - Class P
-------------------------------------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner & Smith                                          382,415.781         99.02%
For the Sole Benefit of Its Clients
Attn. Fund Administration  97TN7
4800 Deer Lake Dr. E. Fl. 2
Jacksonville, Florida 32246-6486
-------------------------------------------------------------------------------------------------------------
Emerging Markets Fund - Class P
-------------------------------------------------------------------------------------------------------------
Dean Witter Reynolds                                                          6,065.894          25.31%
780-16649-18
333 Market Street
San Francisco, California 94105-2102
-------------------------------------------------------------------------------------------------------------
Dreyfus Investment Services Corporation                                       5,450.924          22.74%
FBO 636931621
2 Mellon Bank Center
Room 177
Pittsburgh, Pennsylvania 15259-0001
-------------------------------------------------------------------------------------------------------------
Canada Life Ins. Co. of America                                               3,406.576          14.21%
Attn. Mukesh Sharma
330 University Ave. SP12
Toronto, Ontario MSG 1R8
Canada
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
NAME OF FUND/NAME AND ADDRESS OF RECORD OWNER                                 NUMBER OF          PERCENT
                                                                            SHARES OWNED        OF SHARES
-------------------------------------------------------------------------------------------------------------
E*TRADE Securities, Inc.                                                      2,153.965           8.99%
A/C 4627-0662
Mark Chamberlin
P.O. Box 989030
West Sacramento, California 95798-9030
-------------------------------------------------------------------------------------------------------------
National Investor Services Corp.                                              2,001.553           8.35%
For the Exclusive Benefit of Our Customers
55 Water St., 32nd Flr.
New York, New York 10041-0028
-------------------------------------------------------------------------------------------------------------
Global Focus Fund - Class P
-------------------------------------------------------------------------------------------------------------
State Street Bank & Trust Co. Cust.                                            309.684           34.85%
IRA Carl N. Grant
2008 Cutwater Ct.
Reston, Virginia 20191-3604
-------------------------------------------------------------------------------------------------------------
National Financial Services LLC                                                229.844           25.49%
For the Exclusive Benefit of Our Customers - Attn Mutual Funds
P.O. Box 3730
Church Street Station
New York, New York 10008-3730
-------------------------------------------------------------------------------------------------------------
E*TRADE Securities, Inc.                                                       155.809           17.28%
A/C 1961-0863
Mary Campbell
Four Embarcadero Place
2400 Geng Road
Palo Alto, California 94303-3306
-------------------------------------------------------------------------------------------------------------
E*TRADE Securities, Inc.                                                       53.919             5.98%
Account 4626-4125
Eugene Leo Arai UTMA CA
P.O. Box 989030
West Sacramento, California 95798-9030
-------------------------------------------------------------------------------------------------------------
E*TRADE Securities, Inc.                                                       53.919             5.98%
Account 4674-9005
Canako Arai UTMA CA
P.O. Box 989030
West Sacramento, California 95798-9030
-------------------------------------------------------------------------------------------------------------
E*TRADE Securities, Inc.                                                       53.919             5.98%
Account 4686-7130
Takumi Ira Arai UTMA CA
P.O. Box 989030
West Sacramento, California 95798-9030
-------------------------------------------------------------------------------------------------------------
Balanced Fund - Class P
-------------------------------------------------------------------------------------------------------------
State Street Bank & Trust Co. Cust.                                           3,304.765          72.13%
IRA Carl N. Grant
2008 Cutwater Ct.
Reston, Virginia 20191-3604
-------------------------------------------------------------------------------------------------------------
National Investor Services Corp.                                               720.011           15.71%
For the Exclusive Benefit of Our Customers
55 Water St., 32nd Flr.
New York, New York 10041-0028
-------------------------------------------------------------------------------------------------------------
Carl N. Grant Tr.                                                              233.189            5.09%
U/A 06/22/1999
Carl N. Grant Revocable Trust
2008 Cutwater Ct.
Reston, Virginia 20191-3604


-------------------------------------------------------------------------------------------------------------
NAME OF FUND/NAME AND ADDRESS OF RECORD OWNER                                 NUMBER OF          PERCENT
                                                                            SHARES OWNED        OF SHARES
-------------------------------------------------------------------------------------------------------------
Short Government Bond Fund - Class P
-------------------------------------------------------------------------------------------------------------
National Financial Services LLC                                              35,521.992           7.31%
For the Exclusive Benefit of Our Customers - Attn Mutual Funds
P.O. Box 3730
Church Street Station
New York, New York 10008-3730
-------------------------------------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner & Smith                                          440,858.760         90.72%
For the Sole Benefit of Its Clients
Attn. Fund Administration  97TN7
4800 Deer Lake Dr. E. Fl. 2
Jacksonville, Florida 32246-6486
-------------------------------------------------------------------------------------------------------------
Government Money Market Fund - Class P
-------------------------------------------------------------------------------------------------------------
Aswan Investments L.P.                                                         501.830           99.64%
P.O. Box 620922
Woodside, California 94062-0922

        As of September 30, 2001, to the knowledge of the Global Long-Short Fund, the following shareholders owned of record 5 percent or more of the outstanding Class ML and Class C Shares of the Global Long-Short Fund indicated:


-------------------------------------------------------------------------------------------------------------
Global Long-Short Fund - Class ML
-------------------------------------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner & Smith                                          641,436.094         90.60%
For the Sole Benefit of Its Clients
Attn. Fund Administration  97TN7
4800 Deer Lake Dr. E. Fl. 2
Jacksonville, Florida 32246-6486
-------------------------------------------------------------------------------------------------------------
Global Long-Short Fund - Class C
-------------------------------------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner & Smith                                          263,707.467         94.33%
For the Sole Benefit of Its Clients
Attn. Fund Administration  97TN7
4800 Deer Lake Dr. E. Fl. 2
Jacksonville, Florida 32246-6486

        As of September 30, 2001, the Trustees and the officers of TMF owned, as a group, __% and __%, respectively, of the outstanding Class R shares of each of the Montgomery International Focus Fund and the Montgomery Emerging Markets Focus Fund. Other than as indicated in the preceding sentence, as of September 30, 2001, the Trustees and the officers of TMF owned, as a group, less than 1% of the outstanding shares of each of the Funds.

        The Trusts are registered with the Securities and Exchange Commission as non-diversified management investment companies, although each Fund, except for the Global Focus Fund, the Mid Cap Focus Fund, the International Focus Fund and the Tax-Free Funds, is a diversified series of The Montgomery Funds. Such a registration does not involve supervision of the management or policies of the Funds. The Prospectuses and this Statement of Additional Information omit certain of the information contained in the Registration Statements filed with the SEC. Copies of the Registration Statements may be obtained from the SEC upon payment of the prescribed fee.


                              FINANCIAL STATEMENTS

        Audited financial statements for the relevant periods ending June 30, 2001 for each Fund as contained in the Annual Report to Shareholders of those Funds for the fiscal year ended June 30, 2001, are incorporated herein by reference.

                                    Appendix

        Description ratings for Standard & Poor's Ratings Group ("S&P"); Moody's Investors Service, Inc., ("Moody's"), Fitch Investors Service, L.P. ("Fitch") and Duff & Phelps Credit Rating Co. ("Duff & Phelps").


Standard & Poor's Rating Group
------------------------------


Bond Ratings


        AAA Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.


        AA Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.


        A Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.


        BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.


        BB Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.


        B Bonds rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.


        CCC Bonds rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.


        CC The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.


        C The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.


        D Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.


               S&P's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.


Commercial Paper Ratings


        An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

        A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.


        A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.


        A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


        B Issues carrying this designation are regarded as having only speculative capacity for timely payment.


        C This designation is assigned to short-term obligations with doubtful capacity for payment.


        D Issues carrying this designation are in default, and payment of interest and/or repayment of principal is in arrears.


Moody's Investors Service, Inc.
-------------------------------


Bond Ratings


        Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


        Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


        A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


        Baa Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.


        Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.


        B Bonds which are rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


        Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


        Ca Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


        C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.


Commercial Paper Ratings


        The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

        Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        Issuers (or related supporting institutions) rated Prime-3 (P-3) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

        Issuers (or related supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Investors Service, L.P.
-----------------------------


Bond Ratings


        The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

        AAA Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

        AA Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

        A Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

        BBB Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

        BB Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

        B Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

        CCC Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

        CC Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

        C Bonds rated C are in imminent default in payment of interest or principal.


        DDD, DD and D

               Bonds rated DDD, DD and D are in actual default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.


        Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months.


Short-Term Ratings


        Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

        Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

        F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

        F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

        F-2 Good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-l+ and F-1 categories.

        F-3 Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

        F-S Weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

        D Default. Issues assigned this rating are in actual or imminent payment default.


Duff & Phelps Credit Rating Co.
-------------------------------


Bond Ratings


        AAA Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

        AA Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

        A Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

        BBB Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment. There may be considerable variability in risk for bonds in this category during economic cycles.

        BB Bonds rated BB are below investment grade but are deemed by Duff as likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category.

        B Bonds rated B are below investment grade and possess the risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in quality rating within this category or into a higher or lower quality rating grade.

        CCC Bonds rated CCC are well below investment grade securities. Such bonds may be in default or have considerable uncertainty as to timely payment of interest, preferred dividends and/or principal. Protection factors are narrow and risk can be substantial with unfavorable economic or industry conditions and/or with unfavorable company developments.

        DD Defaulted debt obligations. Issuer has failed to meet scheduled principal and/or interest payments.

        Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position of a credit within the rating category.


Commercial Paper Ratings

        Duff-1 The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor.

        Duff-2 Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

        Duff-3 Paper rated Duff-3 is regarded as having satisfactory liquidity and other protection factors. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

        Duff-4 Paper rated Duff-4 is regarded as having speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

        Duff-5 Paper rated Duff-5 is in default. The issuer has failed to meet scheduled principal and/or interest payments.

                                                                     Rule 497(e)
                                                 File Nos. 33-69686 and 811-8064


--------------------------------------------------------------------------------
                             THE MONTGOMERY FUNDS II
--------------------------------------------------------------------------------

                        MONTGOMERY INSTITUTIONAL SERIES:

                         INTERNATIONAL GROWTH PORTFOLIO
                           EMERGING MARKETS PORTFOLIO



                              101 California Street
                         San Francisco, California 94111
                              (800) 572-FUND [3863]

--------------------------------------------------------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                October 31, 2001

        The Montgomery Funds II (the "Trust") is an open-end management investment company organized as a Delaware business trust, having different series of shares of beneficial interest. Each of the above-named funds is a separate series of the Trust (each a "Portfolio" and collectively, the "Portfolios"). This Statement of Additional Information contains information in addition to that set forth in the combined Prospectus for the Montgomery Institutional Series: International Growth Portfolio and the Montgomery Institutional Series: Emerging Markets Portfolio, each dated October 31, 2001, as that prospectus may be revised from time to time (the "Prospectus"). The Prospectus may be obtained without charge at the address or telephone number provided above. This Statement of Additional Information is not a prospectus and should be read in conjunction with the appropriate Prospectus.

                                TABLE OF CONTENTS

THE TRUST....................................................................3
INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS.........................3
RISK FACTORS................................................................16
INVESTMENT RESTRICTIONS.....................................................19
DISTRIBUTIONS AND TAX INFORMATION...........................................22
TRUSTEES AND OFFICERS.......................................................26
INVESTMENT MANAGEMENT AND OTHER SERVICES....................................29
EXECUTION OF PORTFOLIO TRANSACTIONS.........................................33
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..............................36
DETERMINATION OF NET ASSET VALUE............................................37
PRINCIPAL UNDERWRITER.......................................................38
PERFORMANCE INFORMATION.....................................................39
GENERAL INFORMATION.........................................................42
FINANCIAL STATEMENTS........................................................44
Appendix....................................................................45

                                    THE TRUST

        The Montgomery Funds II (the "Trust") is an open-end management investment company organized as a Delaware business trust on September 10, 1993. The Trust is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Trust currently offers shares of beneficial interest, $0.01 par value per share, in various series. This Statement of Additional Information pertains to Montgomery Institutional Series:
International Growth Portfolio (the "International Growth Portfolio") and the Montgomery Institutional Series: Emerging Markets Portfolio (the "Emerging Markets Portfolio").

              INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS

        The Portfolios are managed by Montgomery Asset Management, LLC (the "Manager") and their shares are distributed by Funds Distributor, Inc. (the "Distributor"). The investment objectives and policies of the Portfolios are described in detail in the respective Prospectuses. The following discussion supplements the discussion in the Prospectuses.

        Each Portfolio is a diversified series of the Trust. The achievement of each Portfolio's investment objective will depend on market conditions generally and on the Manager's analytical and portfolio management skills.

Portfolio Securities

        Depositary Receipts. Each Portfolio may hold securities of foreign issuers in the form of sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depository Receipts ("GDRs"), and other similar global instruments available in emerging markets or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and other similar global instruments in bearer form are designed for use in European securities markets. Unsponsored ADR and EDR programs are organized without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs and EDRs, and the prices of unsponsored ADRs and EDRs may be more volatile. For purposes of a Portfolio's investment policies, its investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted.

        Convertible Securities. Each Portfolio may invest in convertible securities. A convertible security is a fixed-income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. Through their conversion feature, they provide an opportunity to participate in capital appreciation resulting from a market price advance in the underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the common stock's value rises and decrease as the common stock's value declines. For purposes of allocating a Portfolio's investments, the Manager regards convertible securities as a form of equity security.

        Securities Warrants. Each Portfolio may invest up to 5% of its net assets in warrants. Typically, a warrant is a long-term option that permits the holder to buy a specified number of shares of the issuer's underlying common stock at a specified exercise price by a particular expiration date. A warrant not exercised or disposed of by its expiration date expires worthless.

        Other Investment Companies. Each Portfolio may invest in securities issued by other investment companies. Those investment companies must invest in securities in which the Portfolio can invest in a manner consistent with the Portfolio's investment objective and policies. Applicable provisions of the Investment Company Act require that a Portfolio limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 10% of the value of a Portfolio's total assets will be invested in the aggregate in securities of investment companies as a group; and (b) either (i) a Portfolio and affiliated persons of that Portfolio not own together more than 3% of the total outstanding shares of any one investment company at the time of purchase (and that all shares of the investment company held by that Portfolio in excess of 1% of the company's total outstanding shares be deemed illiquid), or (ii) a Portfolio not invest more than 5% of its total assets in any one investment company and the investment not represent more than 3% of the total outstanding voting stock of the investment company at the time of purchase.

        Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or the only way for the Portfolios to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the Investment Company Act. A Portfolio may incur tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company" regardless of whether such "passive foreign investment company" makes distribution to that Portfolio.

        Each Portfolio does not intend to invest in other investment companies unless, in the Manager's judgment, the potential benefits exceed associated costs. As a shareholder in an investment company, a Portfolio bears its ratable share of that investment company's expenses, including its advisory and administrative fees, resulting in an additional layer of management fees and expenses for shareholders. This duplication of expenses would occur regardless of the type of investment company, i.e., open-end or closed-end.

        Debt Securities. Each Portfolio may purchase debt securities that complement its objective of capital appreciation through anticipated favorable changes in relative foreign exchange rates, in relative interest rate levels or in the creditworthiness of issuers. Debt securities may constitute up to 15% of each Portfolio's total assets. Each Portfolio may invest in traditional corporate, government debt securities rated within the four highest grades by Standard and Poor's Corporation ("S&P") (at least BBB), Moody's Investors Service, Inc. ("Moody's") (at least Baa) or Fitch Investors Service ("Fitch") (at least Baa), or unrated debt securities deemed to be of comparable quality by the Manager using guidelines approved by the Board. In selecting debt securities, the Manager seeks out good credits and analyzes interest rate trends and specific developments that may affect individual issuers.

        Debt securities may also consist of participation in large loans made by financial institutions to various borrowers, typically in the form of large unsecured corporate loans. These certificates must otherwise comply with the maturity and credit-quality standards of each Portfolio and will be limited to 5% of a Portfolio's total assets.

        As an operating policy, which may be changed by the Board, a Portfolio may invest in debt securities rated lower than investment grade. Subject to this limitation, a Portfolio may invest in any debt security, including securities in default. After its purchase, a debt security may cease to be rated or its rating may be reduced below that required for purchase by the Portfolio. A security downgraded below the minimum level may be retained if determined by the Manager and the Board to be in the best interests of the Portfolio.

        In addition to traditional corporate, government and supranational debt securities, a Portfolio may invest in external (i.e., to foreign lenders) debt obligations issued by the governments, government entities and companies of emerging markets countries. The percentage distribution between equity and debt will vary from country to country, based on anticipated trends in inflation and interest rates; expected rates of economic and corporate profits growth; changes in government policy; stability, solvency and expected trends of government finances; and conditions of the balance of payments and terms of trade.

        U.S. Government Securities. Each Portfolio may invest a substantial portion, if not all, of its net assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, including repurchase agreements backed by such securities ("U.S. government securities"). As a result, that Portfolio generally will have a lower yield than if it purchased higher yielding commercial paper or other securities with correspondingly greater risk instead of U.S. government securities.

        Certain of the obligations, including U.S. Treasury bills, notes and bonds, and mortgage-related securities of GNMA, are issued or guaranteed by the U.S. government. Other securities issued by U.S. government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, such as those issued by the Federal Home Loan Bank, whereas others, such as those issued by the FNMA, Farm Credit System and Student Loan Marketing Association, have an additional line of credit with the U.S. Treasury. Short-term U.S. government securities generally are considered to be among the safest short-term investments. The U.S. government does not guarantee the net asset value of the Portfolios' shares, however. With respect to U.S. government securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. government will provide support to such agencies or instrumentalities. Accordingly, such U.S. government securities may involve risk of loss of principal and interest. The securities issued by these agencies are discussed in more detail later.

        Structured Notes and Indexed Securities. Each Portfolio may invest in structured notes and indexed securities. Structured notes are debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Index securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Portfolio invests in these securities, however, the Manager analyzes these securities in its overall assessment of the effective duration of the Portfolio's portfolio in an effort to monitor the Portfolio's interest rate risk.

        Asset-Backed Securities. Each Portfolio may invest up to 5% of its total assets in asset-backed securities, which represent a direct or indirect participation in, or are secured by and payable from, pools of assets, such as motor vehicle installment sales contracts, installment from loan contracts, leases of various types of real or personal property, and receivables from revolving credit (e.g., credit card) agreements. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements, such as various forms of cash collateral accounts or letters of credit. Like mortgage-related securities, these securities are subject to the risk of prepayment.

        Privatizations. Each Portfolio may invest in privatizations. Foreign governmental programs of selling interests in government-owned or -controlled enterprises ("privatizations") may represent opportunities for significant capital appreciation and these Portfolios may invest in privatizations. The ability of U.S. entities, such as these Portfolios, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be successful.

        Special Situations. Each Portfolio may invest in special situations. The Portfolios believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and similar vehicles (collectively, "special situations") could enhance their capital appreciation potential. The Portfolios also may invest in certain types of vehicles or derivative securities that represent indirect investments in foreign markets or securities in which it is impracticable for the Portfolios to invest directly. Investments in special situations may be illiquid, as determined by the Manager based on criteria reviewed by the Board. The Portfolios do not invest more than 15% of their net assets in illiquid investments, including special situations.

Risk Factors/Special Considerations Relating to Debt Securities

        The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. The longer the remaining maturity of a security, the greater the effect of interest rate changes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of its creditworthiness also affect the market value of that issuer's debt securities. The net asset value of a Portfolio will reflect these changes in market value.

        Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities remaining in a Portfolio's portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions of the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment tends to increase, shortening the average life of such a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, affecting a Portfolio's yield.

        Bonds rated C by Moody's are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated C by S&P are obligations on which no interest is being paid. Bonds rated below BBB or Baa are often referred to as "junk bonds."

        Although such bonds may offer higher yields than higher-rated securities, low-rated debt securities generally involve greater price volatility and risk of principal and income loss, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low-rated debt securities are traded are more limited than those for higher-rated securities. The existence of limited markets for particular securities may diminish the ability of a Portfolio to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or financial markets and could adversely affect, and cause fluctuations in, the per-share net asset value of that Portfolio.

        Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of a Portfolio to achieve its investment objectives may, to the extent it invests in low-rated debt securities, be more dependent upon such credit analysis than would be the case if that Portfolio invested in higher-rated debt securities.

        Low-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated debt securities but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a sharper decline in the prices of low-rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low-rated debt securities defaults, a Portfolio may incur additional expenses to seek financial recovery. The low-rated bond market is relatively new, and many of the outstanding low-rated bonds have not endured a major business downturn.

Hedging and Risk Management Practices

        The Portfolios typically will not hedge against the foreign currency exchange risks associated with their investments in foreign securities. Consequently, the Portfolios will be very sensitive to any changes in exchange rates for the currencies in which their foreign investments are denominated or linked. These Portfolios may enter into forward foreign currency exchange contracts ("forward contracts") and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below, in connection with making an investment or, on rare occasions, to hedge against expected adverse currency exchange rate changes. Despite their very limited use, the Portfolios may enter into hedging transactions when, in fact, it is inopportune to do so and, conversely, when it is more opportune to enter into hedging transactions the Portfolios might not enter into such transactions. Such inopportune timing or utilization of hedging practices could result in substantial losses to the Portfolios.

        Forward Contracts. A forward contract, which is individually negotiated and privately traded by currency traders and their customers, involves an obligation to purchase or sell a specific currency for an agreed-upon price at a future date.

        A Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency or is expecting a dividend or interest payment in order to "lock in" the U.S. dollar price of a security, dividend or interest payment. When a Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of that Portfolio's portfolio securities denominated in such currency, or when a Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that currency for a fixed dollar amount.

        In connection with a Portfolio's forward contract transactions, an amount of that Portfolio's assets equal to the amount of its commitments will be held aside or segregated to be used to pay for the commitments. Accordingly, a Portfolio always will have cash, cash equivalents or liquid equity or debt securities denominated in the appropriate currency available in an amount sufficient to cover any commitments under these contracts. Segregated assets used to cover forward contracts will be marked to market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future regulate them, and the ability of a Portfolio to utilize forward contracts may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance by a Portfolio than if it had not entered into such contracts. A Portfolio generally will not enter into a forward foreign currency exchange contract with a term greater than one year.

        Futures Contracts and Options on Futures Contracts. The Portfolios typically will not hedge against movements in interest rates, securities prices or currency exchange rates. The Portfolios may still occasionally purchase and sell various kinds of futures contracts and options on futures contracts. The Portfolios also may enter into closing purchase and sale transactions with respect to any such contracts and options. Futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices.

        The Portfolios have filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets, before engaging in any purchases or sales of futures contracts or options on futures contracts. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, the notice of eligibility included the representation that the Portfolios will use futures contracts and related options for bona fide hedging purposes within the meaning of CFTC regulations, provided that a Portfolio may hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions if the aggregate initial margin and premiums required to establish such positions will not exceed 5% of that Portfolio's net assets (after taking into account unrealized profits and unrealized losses on any such positions), and that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded from such 5%.

        The Portfolios will attempt to determine whether the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Portfolios or which they expect to purchase. When used, the Portfolios' futures transactions generally will be entered into only for traditional hedging purposes, i.e., futures contracts will be sold to protect against a decline in the price of securities or currencies and will be purchased to protect a Portfolio against an increase in the price of securities it intends to purchase (or the currencies in which they are denominated). All futures contracts entered into by the Portfolios are traded on U.S. exchanges or boards of trade licensed and regulated by the CFTC or on foreign exchanges.

        Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting or "closing" purchase or sale transactions, which may result in a profit or a loss. While the Portfolios' futures contracts on securities or currencies will usually be liquidated in this manner, a Portfolio may make or take delivery of the underlying securities or currencies whenever it appears economically advantageous. A clearing corporation associated with the exchange on which futures on securities or currencies are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

        By using futures contracts to hedge their positions, the Portfolios seek to establish more certainty than would otherwise be possible with respect to the effective price, rate of return or currency exchange rate on portfolio securities or securities that the Portfolios propose to acquire. For example, when interest rates are rising or securities prices are falling, a Portfolio can seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a Portfolio, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market with respect to anticipated purchases. Similarly, a Portfolio can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are denominated in such currency. A Portfolio can purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in such currency that the Portfolio has acquired or expects to acquire.

        As part of its hedging strategy, a Portfolio may also enter into other types of financial futures contracts if, in the opinion of the Manager, there is a sufficient degree of correlation between price trends for that Portfolio's portfolio securities and such futures contracts. Although under some circumstances prices of securities in a Portfolio's portfolio may be more or less volatile than prices of such futures contracts, the Manager will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having that Portfolio enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting that Portfolio's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities can be substantially offset by appreciation in the value of the futures position. However, any unanticipated appreciation in the value of a Portfolio's portfolio securities could be offset substantially by a decline in the value of the futures position.

        The acquisition of put and call options on futures contracts gives a Portfolio the right (but not the obligation), for a specified price, to sell or purchase the underlying futures contract at any time during the option period. Purchasing an option on a futures contract gives a Portfolio the benefit of the futures position if prices move in a favorable direction, and limits its risk of loss, in the event of an unfavorable price movement, to the loss of the premium and transaction costs.

        A Portfolio may terminate its position in an option contract by selling an offsetting option on the same series. There is no guarantee that such a closing transaction can be effected. A Portfolio's ability to establish and close out positions on such options is dependent upon a liquid market.

        Loss from investing in futures transactions by a Portfolio is potentially unlimited.

        A Portfolio will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), for maintaining its qualification as a regulated investment company for federal income tax purposes.

        Options on Securities, Securities Indices and Currencies. Each Portfolio may purchase put and call options on securities in which it has invested, on foreign currencies represented in its portfolios and on any securities index based in whole or in part on securities in which that Portfolio may invest. A Portfolio may also enter into closing sales transactions in order to realize gains or minimize losses on options they have purchased.

        A Portfolio normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle a Portfolio, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period.

        A Portfolio may purchase and sell options traded on U.S. and foreign exchanges. Although a Portfolio will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Portfolio would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

        Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of the trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

        Although the Portfolios do not currently intend to do so, they may, in the future, write (i.e., sell) covered put and call options on securities, securities indices, and currencies in which they may invest. A covered call option involves a Portfolio's giving another party, in return for a premium, the right to buy specified securities owned by that Portfolio at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against a price decline of the underlying security. However, by writing a covered call option, a Portfolio gives up the opportunity, while the option is in effect, to realize a gain from any price increase (above the option exercise price) in the underlying security. In addition, a Portfolio's ability to sell the underlying security is limited while the option is in effect unless that Portfolio effects a closing purchase transaction.

        Each Portfolio may also write covered put options that give the holder of the option the right to sell the underlying security to the Portfolio at the stated exercise price. A Portfolio will receive a premium for writing a put option but will be obligated for as long as the option is outstanding to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise. In order to "cover" put options it has written, a Portfolio will cause its custodian to segregate cash, cash equivalents, U.S. government securities or other liquid equity or debt securities whose value is at least the value of the exercise price of the put options. A Portfolio will not write put options if the aggregate value of the obligations underlying the put options exceeds 25% of that Portfolio's total assets (5% for the International Growth Portfolio).

        There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Portfolios' orders.

        Equity-Linked Derivatives--SPDRs, WEBS, DIAMONDS and OPALS. Each Portfolio may invest in S&P's Depository Receipts ("SPDRs") and S&P's MidCap 400 Depository Receipts ("MidCap SPDRs"), World Equity Benchmark Series ("WEBS"), Dow Jones Industrial Average instruments ("DIAMONDS") and baskets of Country Securities ("OPALS"). Each of these instruments are derivative securities whose value follows a well-known securities index or baskets of securities.

        SPDRs and MidCap SPDRs are designed to follow the performance of S&P 500 Index and the S&P MidCap 400 Index, respectively. WEBS are currently available in 17 varieties, each designated to follow the performance of a different Morgan Stanley Capital International country index. DIAMONDS are designed to follow the performance of the Dow Jones Industrial Average, which tracks the composite stock performance of 30 major U.S. companies in a diverse range of industries.

        OPALS track the performance of adjustable baskets of stocks owned by Morgan Stanley Capital (Luxembourg) S.A. (the "Counterparty") until a specified maturity date. Holders of OPALS will receive semi-annual distributions corresponding to dividends received on shares contained in the underlying basket of stocks and certain amounts, net of expenses. On the maturity date of the OPALS, the holders will receive the physical securities comprising the underlying baskets. OPALS, like many of these types of instruments, represent an unsecured obligation and therefore carry with them the risk that the Counterparty will default.

        Because the prices of SPDRs, MidCap SPDRs, WEBS, DIAMONDS and OPALS are correlated to diversified portfolios, they are subject to the risk that the general level of stock prices may decline or that the underlying indices decline. In addition, because SPDRs MidCap SPDRs, WEBS, DIAMONDS and OPALS will continue to be traded even when trading is halted in component stocks of the underlying indices, price quotations for these securities may, at times, be based upon non-current price information with respect to some of even all of the stocks in the underlying indices. In addition to the risks disclosed in "Foreign Securities" below, because WEBS mirror the performance of a single-country index, an economic downturn in a single country could significantly and adversely affect the price of the WEBS for that country.

        Leaps and Bounds. Subject to the limitation that no more than 25% of its total assets be invested in options (5% for the International Growth Portfolio), each Portfolio may invest in long-term, exchange-traded equity options called Long-term Equity Anticipation Securities ("LEAPS") and Buy-Write Options Unitary Derivatives ("BOUNDs"). LEAPS provide a holder the opportunity to participate in the underlying securities' appreciation in excess of a fixed dollar amount, and BOUNDs provide a holder the opportunity to retain dividends on the underlying securities while potentially participating in the underlying securities' capital appreciation up to a fixed dollar amount.

Other Investment Practices

        Repurchase Agreements. Each Portfolio may enter into repurchase agreements. A Portfolio's repurchase agreements will generally involve a short-term investment in a U.S. government security or other high-grade liquid debt security, with the seller of the underlying security agreeing to repurchase it at a mutually agreed-upon time and price. The repurchase price is generally higher than the purchase price, the difference being interest income to that Portfolio. Alternatively, the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price on the date of repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the underlying security.

        Under each repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Manager, acting under the supervision of the Board, reviews on a periodic basis the suitability and creditworthiness, and the value of the collateral, of those sellers with whom the Portfolios enter into repurchase agreements to evaluate potential risk. All repurchase agreements will be made pursuant to procedures adopted and regularly reviewed by the Board.

        The Portfolios generally will enter into repurchase agreements of short maturities, from overnight to one week, although the underlying securities will generally have longer maturities. The Portfolios regard repurchase agreements with maturities in excess of seven days as illiquid. A Portfolio may not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with maturities greater than seven days.

        For purposes of the Investment Company Act, a repurchase agreement is deemed to be a collateralized loan from a Portfolio to the seller of the security subject to the repurchase agreement. It is not clear whether a court would consider the security acquired by a Portfolio subject to a repurchase agreement as being owned by that Portfolio or as being collateral for a loan by that Portfolio to the seller. If bankruptcy or insolvency proceedings are commenced with respect to the seller of the security before its repurchase, a Portfolio may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the security. If a court characterizes such a transaction as a loan and a Portfolio has not perfected a security interest in the security, that Portfolio may be required to return the security to the seller's estate and be treated as an unsecured creditor. As such, a Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Portfolio, the Manager seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the seller of the security.

        Apart from the risk of bankruptcy or insolvency proceedings, a Portfolio also runs the risk that the seller may fail to repurchase the security. However, each Portfolio always requires collateral for any repurchase agreement to which it is a party in the form of securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Portfolio plus accrued interest, and each Portfolio makes payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian bank. If the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), a Portfolio, pursuant to its repurchase agreement, may require the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price (including interest) at all times.

        The Portfolios may participate in one or more joint accounts with each other and other series of the Trust that invest in repurchase agreements collateralized, subject to their investment policies, either by (i) obligations issued or guaranteed as to principal and interest by the U.S. government or by one of its agencies or instrumentalities, or (ii) privately issued mortgage-related securities that are in turn collateralized by securities issued by GNMA, FNMA or FHLMC, and are rated in the highest rating category by a nationally recognized statistical rating organization, or, if unrated, are deemed by the Manager to be of comparable quality using objective criteria. Any such repurchase agreement will have, with rare exceptions, an overnight, over-the-weekend or over-the-holiday duration, and in no event have a duration of more than seven days.

        Reverse Repurchase Agreements. A Portfolio may enter into reverse repurchase agreements. A Portfolio typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. This use of proceeds involves leverage and a Portfolio will enter into a reverse repurchase agreement for leverage purposes only when the Manager believes that the interest income to be earned from the investment of the proceeds would be greater than the interest expense of the transaction. A Portfolio also may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when sale of the Portfolio's securities is disadvantageous.

        A Portfolio causes its custodian to segregate liquid assets, such as cash, U.S. government securities or other liquid equity or debt securities equal in value to its obligations (including accrued interest) with respect to reverse repurchase agreements. Such assets are marked to market daily to ensure that full collateralization is maintained.

        Lending Portfolio Securities. Each Portfolio may lend securities to brokers, dealers and other financial organizations. Such loans may be made to broker-dealers or other financial institutions whose creditworthiness is acceptable to the Manager. These loans may not exceed 30% of the value of the Portfolio's total assets (10% for the Emerging Markets Portfolio). These loans would be required to be secured continuously by collateral, including cash, cash equivalents, irrevocable letters of credit, U.S. government securities or other high-grade liquid debt securities, maintained on a current basis (i.e., marked to market daily) at an amount at least equal to 100% of the market value of the securities loaned plus accrued interest. A Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. Loans are subject to termination at the option of a Portfolio or the borrower at any time. Upon such termination, that Portfolio is entitled to obtain the return of these securities loaned within five business days.

        For the duration of the loan, a Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, will receive proceeds from the investment of the collateral, and will continue to retain any voting rights with respect to those securities. As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities failed financially. However, the loans will be made only to borrowers deemed by the Manager to be creditworthy, and when, in the judgment of the Manager, the income which can be earned currently from such loans justifies the attendant risk.

        Such loans of securities are collateralized with collateral assets in an amount at least equal to the current market value of the loaned securities, plus accrued interest. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower failed financially.

        Leverage. Each Portfolio may leverage its portfolio in an effort to increase the total return. Although leverage creates an opportunity for increased income and gain, it also creates special risk considerations. For example, leveraging may magnify changes in the net asset value of a Portfolio's shares and in the yield on its portfolio. Although the principal of such borrowings will be fixed, the Portfolio's assets may change in value while the borrowing is outstanding. Leveraging creates interest expenses that can exceed the income from the assets retained.

        When-Issued and Forward Commitment Securities. Each Portfolio may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed delivery" basis. The price of such securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by a Portfolio to the issuer. While the Portfolios reserve the right to sell when-issued or delayed delivery securities prior to the settlement date, the Portfolios intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Portfolio makes a commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the settlement price. The Portfolios do not believe that their net asset values will be adversely affected by their purchase of securities on a when-issued or delayed delivery basis. The Portfolios cause their custodian to segregate cash, U.S. government securities or other liquid equity or debt securities with a value equal in value to commitments for when-issued or delayed delivery securities. The segregated securities either will mature or, if necessary, be sold on or before the settlement date. To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio will earn no income on these assets.

        The Portfolios may seek to hedge investments or to realize additional gains through forward commitments to sell high-grade liquid debt securities it does not own at the time it enters into the commitments. Such forward commitments effectively constitute a form of short sale. To complete such a transaction, the Portfolio must obtain the security which it has made a commitment to deliver. If the Portfolio does not have cash available to purchase the security it is obligated to deliver, it may be required to liquidate securities in its portfolio at either a gain or a loss, or borrow cash under a reverse repurchase or other short-term arrangement, thus incurring an additional expense. In addition, the Portfolio may incur a loss as a result of this type of forward commitment if the price of the security increases between the date the Portfolio enters into the forward commitment and the date on which it must purchase the security it is committed to deliver. The Portfolio will realize a gain from this type of forward commitment if the security declines in price between those dates. The amount of any gain will be reduced, and the amount of any loss increased, by the amount of the interest or other transaction expenses the Portfolio may be required to pay in connection with this type of forward commitment. Whenever a Portfolio engages in this type of transaction, it will segregate assets as discussed above.

        Illiquid Securities. Each Portfolio may invest up to 15% of its assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities and includes, among others, repurchase agreements maturing in more than seven days, securities subject to restrictions on repatriation for more than seven days, securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested or profit, certain restricted securities and securities that are otherwise not freely transferable. Illiquid securities also include shares of an investment company held by a Portfolio in excess of 1% of the total outstanding shares of that investment company. Restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933, as amended ("1933 Act"). Illiquid securities acquired by a Portfolio may include those that are subject to restrictions on transferability contained in the securities laws of other countries.

        Securities that are freely marketable in the country where they are principally traded, but that would not be freely marketable in the United States, will not be considered illiquid. Also, illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirement of Rule 144A under the 1933 Act (see below) and that, subject to review by the Board and guidelines adopted by the Board, the Manager has determined to be liquid.

        Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time that Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, that Portfolio might obtain a less favorable price than prevailed when it decided to sell.

        In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities sold in private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments often are restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be resold readily or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not determinative of the liquidity of such investments.

        Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in a Portfolio's inability to dispose of such securities promptly or at favorable prices.

        The Board has delegated the function of making day-to-day determinations of liquidity to the Manager pursuant to guidelines approved by the Board. The Manager takes into account a number of factors in reaching liquidity decisions, including, but not limited to: (i) the frequency of trades for the security,
(ii) the number of
dealers that quote prices for the security, (iii) the number of dealers that have undertaken to make a market in the security, (iv) the number of other potential purchasers and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). The Manager monitors the liquidity of restricted securities in the Portfolios' portfolios and reports periodically on such decisions to the Board.

        Defensive Investments and Portfolio Turnover. Notwithstanding its investment objective, each Portfolio may adopt up to 100% cash or cash equivalent position for temporary defensive purposes to protect against the erosion of its capital base. Depending on the Manager's analysis of the various markets and other considerations, all or part of the assets of the Portfolio may be held in cash and cash equivalents (denominated in U.S. dollars or foreign currencies), such as U.S. government securities or obligations issued or guaranteed by the government of a foreign country or by an international organization designed or supported by multiple foreign governmental entities to promote economic reconstruction or development, high-quality commercial paper, time deposits, savings accounts, certificates of deposit, bankers' acceptances, and repurchase agreements with respect to all of the foregoing. Such investments also may be made for temporary purposes pending investment in other securities and following substantial new investment of the Portfolio.

        Portfolio securities are sold whenever the Manager believes it appropriate, regardless of how long the securities have been held. The Manager therefore changes the Portfolio's investments whenever it believes doing so will further the Portfolio's investment objectives or when it appears that a position of the desired size cannot be accumulated. Portfolio turnover generally involves some expenses to the Portfolio, including brokerage commissions, dealer markups, and other transaction costs and may result in the recognition of gains that may be distributed to shareholders. Portfolio turnover in excess of 100% is considered high and increases such costs. Even when portfolio turnover exceeds 100%, however, the Portfolio does not regard portfolio turnover as a limiting factor.

                                  RISK FACTORS

        The following describes certain risks involved with investing in the Portfolios in addition to those described in the Prospectuses or elsewhere in this Statement of Additional Information.

Small Companies

        Since the Portfolios may invest in smaller companies, investors should consider carefully the special risks involved. Smaller companies may present greater opportunities for capital appreciation but may involve greater risk than larger, more mature issuers. Also, smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.

Foreign Securities

        Each Portfolio may purchase securities in foreign countries. Accordingly, shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. Foreign investments involve the possibility of expropriation, nationalization or confiscatory taxation; taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country and repatriation of investments); default in foreign government securities, and political or social instability or diplomatic developments that could adversely affect investments. In addition, there is often less publicly available information about foreign issuers than those in the United States. Foreign companies are often not subject to uniform accounting, auditing and financial reporting standards. Further, these Portfolios may encounter difficulties in pursuing legal remedies or in obtaining judgments in foreign courts.

        Brokerage commissions, fees for custodial services and other costs relating to investments by these Portfolios in other countries are generally greater than in the United States. Foreign markets have different clearance and settlement procedures from those in the United States, and certain markets have experienced times when settlements did not keep pace with the volume of securities transactions which resulted in settlement difficulty. The inability of a Portfolio to make intended security purchases due to settlement difficulties could cause it to miss attractive investment opportunities. Inability to sell a portfolio security due to settlement problems could result in loss to the Portfolio if the value of the portfolio security declined, or result in claims against the Portfolio if it had entered into a contract to sell the security. In certain countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The securities markets of many of the countries in which these Portfolios may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

        Because certain securities may be denominated in foreign currencies, the value of such securities will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of a foreign currency against the U.S. dollar results in a corresponding change in the U.S. dollar value of a Portfolio's securities denominated in the currency. Such changes also affect the Portfolio's income and distributions to shareholders. A Portfolio may be affected either favorably or unfavorably by changes in the relative rates of exchange among the currencies of different nations, and a Portfolio may therefore engage in foreign currency hedging strategies. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the Manager's ability to predict movements in exchange rates.

        Some countries in which these Portfolios may invest may also have fixed or managed currencies that are not freely convertible at market rates into the U.S. dollar. Certain currencies may not be internationally traded. A number of these currencies have experienced steady devaluation relative to the U.S. dollar, and such devaluations in the currencies may have a detrimental impact on the Portfolio. Many countries in which a Portfolio may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates may have negative effects on certain economies and securities markets. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments. Certain countries also limit the amount of foreign capital that can be invested in their markets and local companies, creating a "foreign premium" on capital investments available to foreign investors such as the Portfolios. The Portfolios may pay a "foreign premium" to establish an investment position which it cannot later recoup because of changes in that country's foreign investment laws.

Emerging Market Countries

        Each Portfolio may invest in securities of companies domiciled in, and in markets of, so-called "emerging market countries." These Portfolios may also invest in certain debt securities issued by the governments of emerging markets countries that are, or may be eligible for, conversion into investments in emerging markets companies under debt conversion programs sponsored by such governments. These Portfolios deem securities that are convertible to equity investments to be equity-derivative securities.

        These Portfolios consider a company to be an emerging markets company if its securities are principally traded in the capital market of an emerging markets country; it derives 50% of its total revenue from either goods produced or services rendered in emerging markets countries or from sales made in such emerging markets countries, regardless of where the securities of such companies are principally traded; or it is organized under the laws of, and with a principal office in, an emerging markets country. An emerging markets country is one having an economy that is or would be considered by the World Bank or the United Nations to be emerging or developing.

        Investments in companies and markets of emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) volatile social, political and economic conditions; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) the existence of national policies which may restrict these Portfolios' investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain emerging market countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in certain emerging market countries may be slowed or reversed by unanticipated political or social events in such countries.

Exchange Rates and Policies

        The Portfolios endeavor to buy and sell foreign currencies on favorable terms. Some price spreads on currency exchange (to cover service charges) may be incurred, particularly when a Portfolio changes investments from one country to another or when proceeds from the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a Portfolio from repatriating invested capital and dividends, withhold portions of interest and dividends at the source or impose other taxes, with respect to that Portfolio's investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

        A Portfolio may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments.

        The Manager considers the likelihood of the imposition by any foreign government of exchange control restrictions that would affect the liquidity of a Portfolio's assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Manager also considers the degree of risk attendant to holding portfolio securities in domestic and foreign securities depositories (see "Investment Management and Other Services").

Equity Swaps

        Each Portfolio may invest in equity swaps. Equity swaps are derivatives that allow the parties to exchange the dividend income or other components of return on an equity investment (e.g., a group of equity securities or an index) for a component of return on another non-equity or equity investment. The value of equity swaps can be very volatile. To the extent the Manager does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Portfolio may suffer a loss. The value of some components of an equity swap (like the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, the Portfolio may suffer a loss if the counterparty defaults.

                             INVESTMENT RESTRICTIONS

        The following policies and investment restrictions have been adopted by each Portfolio and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of a Portfolio's outstanding voting securities as defined in the Investment Company Act (unless otherwise noted). Each Portfolio may not:

        1. With respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. government and its agencies and instrumentalities) if immediately after and as a result of such investment more than 5% of the total assets of that Portfolio would be invested in such issuer. There are no limitations with respect to the remaining 25% of that Portfolio's total assets, except to the extent other investment restrictions may be applicable.

        2. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies, (b) through the lending of up to 30% (10% for the Emerging Markets Portfolio) (or such other higher percentage as permitted by law) of its portfolio securities as described above or (c) to the extent the entry into a repurchase agreement or a reverse dollar roll transaction is deemed to be a loan.

        3.      (a)     Borrow money, except for temporary or emergency purposes
                        from a bank and then not in excess of 10% of its total assets (at the lower of cost or fair market value). Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings, and no additional investments may be made while any such borrowings are in excess of 10% (5% for the Emerging Markets Portfolio) of total assets.
                        Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a "senior security" within the meaning of Section 18(f) of the Investment Company Act shall not be regarded as borrowings for the purpose of this restriction.

                (b) Mortgage, pledge or hypothecate any of its assets except in connection with permissible borrowings and permissible forward contracts, futures contracts, option contracts or other hedging transactions.

        4. Except as required in connection with permissible hedging activities, purchase securities on margin or underwrite securities. (This does not preclude a Portfolio from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

        5. Buy or sell real estate or commodities or commodity contracts; however, each Portfolio, to the extent not otherwise prohibited in this Statement of Additional Information, may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency exchange contracts), futures contracts, and related options generally as described in this Statement of Additional Information. As an operating policy which may be changed without shareholder approval, the International Growth Portfolio may invest in real estate investment trusts only up to 10% of its total assets.

        6. Buy or sell interests in oil, gas or mineral exploration or development leases and programs. (This does not preclude permissible investments in marketable securities of issuers engaged in such activities.)

        7. Invest in securities of other investment companies, except to the extent permitted by the Investment Company Act and discussed this Statement of Additional Information or as such securities may be acquired as part of a merger, consolidation or acquisition of assets.

        8. Invest, in the aggregate, more than 15% of its net assets in illiquid securities, including (under current SEC interpretations) restricted securities (excluding liquid Rule 144A-eligible restricted securities), securities which are not otherwise readily marketable, repurchase agreements that mature in more than seven days, and over-the-counter options (and securities underlying such options) purchased by that Portfolio. (This is an operating policy which may be changed without shareholder approval, consistent with the Investment Company Act and changes in relevant SEC interpretations.)

        9. Invest in any issuer for purposes of exercising control or management of the issuer. (This is an operating policy which may be changed without shareholder approval, consistent with the Investment Company Act.)

        10. Invest more than 25% of the market value of its total assets in the securities of companies engaged in any one industry. (This does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities.) For purposes of this restriction, each Portfolio generally relies on the U.S. Office of Management and Budget's Standard Industrial Classifications.

        11. Issue senior securities, as defined in the Investment Company Act, except that this restriction shall not be deemed to prohibit each Portfolio from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into permissible repurchase and dollar roll transactions.

        12. Except as described in this Statement of Additional Information, acquire, dispose of or write put, call, straddle or spread options unless the aggregate premiums paid on, and assets subject to, all such options which are held at any time do not exceed 25% of the Portfolio's total assets (5% for the International Growth Portfolio).

        13. Except as described in this Statement of Additional Information, engage in short sales of securities. (This is an operating policy which may be changed without shareholder approval, consistent with applicable regulations.)

        14. Invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of that Portfolio's net assets. Warrants acquired by that Portfolio in units or attached to securities may be deemed to be without value. (This is an operating policy which may be changed without shareholder approval.)

        15. Purchase more than 10% of the outstanding voting securities of any one issuer. (This is an operating policy that may be changed without shareholder approval.)

        16. Invest in commodities, except for futures contracts or options on futures contracts the investments are either (a) for bona fide hedging purposes within the meaning of CFTC regulations or
                (b) for other than bona fide hedging purposes if, as a result thereof, no more than 5% of that Portfolio's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.

        To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board and notice to shareholders. If there is a change in the investment objective or policies of the Portfolio, a shareholder should consider whether the Portfolio remains an appropriate investment in light of its then-current financial positions and needs.

        If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

        In the future each Portfolio has reserved the right, if approved by its Board of Trustees, to convert to a "master/feeder" structure. In this structure, the assets of mutual funds with common investment objectives and similar parameters are combined into a pool, rather than being managed separately. The individual funds are know as "feeder" funds and the pool as the "master" fund. Although combining assets in this manner allows for economies of scale and other advantages, this change will not affect the investment objectives, philosophies or disciplines currently employed by the Portfolios. You would receive prior notice before we took any such action. As of the date of this prospectus, we have not proposed instituting alternative structures for any of the Portfolios.

                        DISTRIBUTIONS AND TAX INFORMATION

        Distributions. The Portfolios receive income in the form of dividends and interest earned on their investments in securities. This income, less the expenses incurred in their operations, is the Portfolios' net investment income, substantially all of which will be declared as dividends to the Portfolios' shareholders.

        The amount of income dividend payments by the Portfolios is dependent upon the amount of net investment income received by the Portfolios from their portfolio holdings, is not guaranteed and is subject to the discretion of the Portfolios' Board. These Portfolios do not pay "interest" or guarantee any fixed rate of return on an investment in their shares.

        The Portfolios also may derive capital gains or losses in connection with sales or other dispositions of their portfolio securities. Any net gain a Portfolio may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from the eight previous taxable years), although a distribution from capital gains, will be distributed to shareholders with and as a part of dividends giving rise to ordinary income. If during any year a Portfolio realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Portfolio will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time that Portfolio's shares may have been held by the shareholders.

        The maximum long-term capital gains rate for individuals is 20% with respect to capital assets held for more than 12 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income.

        Any dividend or distribution per share paid by a Portfolio reduces that Portfolio's net asset value per share on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

        Dividends and other distributions will be reinvested in additional shares of the applicable Portfolio unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the transfer agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the transfer agent has received the written request.

        Tax Information. Each Portfolio has elected and intends to continue to qualify to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code for each taxable year by complying with all applicable requirements regarding the source of its income, the diversification of its assets, and the timing of its distributions. Each Portfolio that has filed a tax return has so qualified and elected in prior tax years. Each Portfolio's policy is to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Internal Revenue Code, so that the Portfolio will not be subject to any federal income tax or excise taxes based on net income. However, the Board may elect to pay such excise taxes if it determines that payment is, under the circumstances, in the best interests of a Portfolio.

        In order to qualify as a regulated investment company, each Portfolio must, among other things, (a) derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stocks or other securities, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities limited, for purposes of this calculation, in the case of other securities of any one issuer to an amount not greater than 5% of that Portfolio's assets or 10% of the voting securities of the issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies). As such, and by complying with the applicable provisions of the Internal Revenue Code, a Portfolio will not be subject to federal income tax on taxable income (including realized capital gains) that is distributed to shareholders in accordance with the timing requirements of the Internal Revenue Code. If a Portfolio is unable to meet certain requirements of the Internal Revenue Code, it may be subject to taxation as a corporation.

        Distributions of net investment income and net realized capital gains by a Portfolio will be taxable to shareholders whether made in cash or reinvested in shares. In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from the eight prior taxable years will be applied against capital gains. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of a Portfolio on the reinvestment date. Portfolio distributions also will be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

        The Portfolios or any securities dealer effecting a redemption of the Portfolios' shares by a shareholder will be required to file information reports with the Internal Revenue Service (the "IRS") with respect to distributions and payments made to the shareholder. In addition, the Portfolios will be required to withhold federal income tax at the rate of 31% on taxable dividends, redemptions and other payments made to accounts of individual or other non-exempt shareholders who have not furnished their correct taxpayer identification numbers and made certain required certifications on the Account Application Form or with respect to which a Portfolio or the securities dealer has been notified by the IRS that the number furnished is incorrect or that the account is otherwise subject to withholding.

        The Portfolios intend to declare and pay dividends and other distributions, as stated in the Prospectus. In order to avoid the payment of any federal excise tax based on net income, each Portfolio must declare on or before December 31 of each year, and pay on or before January 31 of the following year, distributions at least equal to 98% of its ordinary income for that calendar year and at least 98% of the excess of any capital gains over any capital losses realized in the one-year period ending October 31 of that year, together with any undistributed amounts of ordinary income and capital gains (in excess of capital losses) from the previous calendar year.

        A Portfolio may receive dividend distributions from U.S. corporations. To the extent that a Portfolio receives such dividends and distributes them to its shareholders, and meets certain other requirements of the

Internal Revenue Code, corporate shareholders of the Portfolio may be entitled to the "dividends received" deduction. Availability of the deduction is subject to certain holding period and debt-financing limitations.

        If more than 50% in value of the total assets of a Portfolio at the end of its fiscal year is invested in stock or other securities of foreign corporations, that Portfolio may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by that Portfolio. If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of any foreign income taxes paid by that Portfolio, and (ii) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Internal Revenue Code, including certain holding period requirements. In this case, shareholders will be informed in writing by that Portfolio at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income (including or excluding foreign income taxes paid by that Portfolio) to be included in their income tax returns. If 50% or less in value of that Portfolio's total assets at the end of its fiscal year are invested in stock or other securities of foreign corporations, that Portfolio will not be entitled under the Internal Revenue Code to pass through to its shareholders their pro rata share of the foreign income taxes paid by that Portfolio. In this case, these taxes will be taken as a deduction by that Portfolio.

        A Portfolio may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. A Portfolio may invest up to 10% of its total assets in the stock of foreign investment companies. Such companies are likely to be treated as "passive foreign investment companies" ("PFICs") under the Internal Revenue Code. Certain other foreign corporations, not operated as investment companies, may nevertheless satisfy the PFIC definition. A portion of the income and gains that these Portfolios derive from PFIC stock may be subject to a non-deductible federal income tax at the Portfolio level. In some cases, a Portfolio may be able to avoid this tax by electing to be taxed currently on its share of the PFIC's income, whether or not such income is actually distributed by the PFIC. A Portfolio will endeavor to limit its exposure to the PFIC tax by investing in PFICs only where the election to be taxed currently will be made. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, a Portfolio may incur the PFIC tax in some instances.

        The Trust and the Portfolios intend to comply with the requirements of
Section 817(h) of the Internal Revenue Code and related regulations, including certain diversification requirements that are in addition to the diversification requirements of Subchapter M and the Investment Company Act.

        Hedging. The use of hedging strategies, such as entering into futures contracts and forward contracts and purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by a Portfolio. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in options, futures contracts, and forward contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies will qualify as permissible income under Subchapter M of the Internal Revenue Code.

        For accounting purposes, when a Portfolio purchases an option, the premium paid by that Portfolio is recorded as an asset and is subsequently adjusted to the current market value of the option. Any gain or loss realized by a Portfolio upon the expiration or sale of such options held by that Portfolio generally will be capital gain or loss.

        Any security, option or other position entered into or held by a Portfolio that substantially diminishes that Portfolio's risk of loss from any other position held by that Portfolio may constitute a "straddle" for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character, and timing of a Portfolio's gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that a Portfolio's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to a Portfolio that may mitigate the effects of the straddle rules.

        Certain options, futures contracts and forward contracts that are subject to Section 1256 of the Internal Revenue Code ("Section 1256 Contracts") and that are held by a Portfolio at the end of its taxable year generally will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

        Section 988 of the Internal Revenue Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by a Portfolio. Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency denominated payables and receivables and foreign currency options and futures contracts (other than options and futures contracts that are governed by the mark-to-market and 60/40 rules of Section 1256 of the Internal Revenue Code and for which no election is made) is treated as ordinary income or loss. Some part of a Portfolio's gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Internal Revenue Code, rather than as capital gain or loss.

        Redemptions and exchanges of shares of a Portfolio will result in gains or losses for tax purposes to the extent of the difference between the proceeds and the shareholder's adjusted tax basis for the shares. Any loss realized upon the redemption or exchange of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions of long-term capital gain dividends with respect to such shares during such six-month period. All or a portion of a loss realized upon the redemption of shares of a Portfolio may be disallowed to the extent shares of that Portfolio are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

        Distributions and redemptions may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax treatment. Foreign taxes may apply to non-U.S. investors.

        The above discussion and the related discussion in the Prospectuses are not intended to be complete discussions of all applicable federal tax consequences of an investment in the Portfolios. The law firm of Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof. Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Portfolios. Shareholders are advised to consult with their own tax advisers concerning the application of foreign, federal, state and local taxes to the ownership of an investment in the Portfolios.

                              TRUSTEES AND OFFICERS

        The Trustees of the Trust are responsible for the overall management of the Portfolios, including general supervision and review of their investment activities. The officers (the Trust as well as two affiliated Trusts, The Montgomery Funds and The Montgomery Funds III, have the same officers), who administer the Portfolios' daily operations, are appointed by the Board. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below:

George A. Rio, President and Treasurer (born 1955)

60 State Street, Suite 1300, Boston, Massachusetts 02109. Mr. Rio is Executive Vice President and Client Service Director of Funds Distributor, Inc. ("FDI") and an officer of certain investment companies distributed by FDI or its affiliates (since April 1998). From June 1995 to March 1998, he was Senior Vice President, Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, he was Director of business development for First Data Corporation. From September 1993 to May 1994, he was Senior Vice President and Manager of Client Services; and Director of Internal Audit at the Boston Company.


Karen Jacoppo-Wood, Vice President and Assistant Secretary (born 1966)

60 State Street, Suite 1300, Boston, Massachusetts 02109. Ms. Jacoppo-Wood is the Vice President and Senior Counsel of FDI and an officer of certain investment companies distributed by FDI or its affiliates. From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager, SEC Registration, Scudder, Stevens & Clark, Inc.

Margaret W. Chambers, Secretary (born 1959)

60 State Street, Suite 1300, Boston, Massachusetts 02109. Ms. Chambers is Senior Vice President and General Counsel of FDI and an officer of certain investment companies distributed by FDI or its affiliates (since April 1998). From August 1996 to March 1998, Ms. Chambers was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray.

Christopher J. Kelley, Vice President and Assistant Secretary (born 1964)

60 State Street, Suite 300, Boston, Massachusetts 02109. Mr. Kelley is the Vice President and Senior Associate General Counsel of FDI and Premier Mutual, and an officer of certain investment companies distributed by FDI or its affiliates. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group.

Mary A. Nelson, Vice President and Assistant Treasurer (born 1964)

60 State Street, Suite 1300, Boston, Massachusetts 02109. Ms. Nelson is the Vice President and Manager of Treasury Services and Administration of FDI and Premier Mutual, and an officer of certain investment companies distributed by FDI or its affiliates. From 1989 to 1994 Ms. Nelson was Assistant Vice President and Client Manager for The Boston Company, Inc.

Kathleen K. Morrisey, Vice President and Assistant Treasurer (born 1972)

60 State Street, Suite 1300, Boston, Massachusetts 02109. Ms. Morrisey is the Assistant Vice President and Manager of Financial Administration of FDI and an officer of certain investment companies distributed by FDI or its affiliates. From July 1994 to November 1995, Ms. Morrisey was a Fund Accountant II for Investors Bank & Trust Company.

Marie E. Connolly, Vice President and Assistant Treasurer (born 1957)

60 State Street, Suite 1300, Boston, Massachusetts 02109. Ms. Connolly is the President, Chief Executive Officer, Chief Compliance Officer and Director of FDI and Premier Mutual, and an officer of certain investment companies distributed by FDI or its affiliates. From December 1991 to July 1994, Ms. Connolly was President and Chief Compliance Officer of FDI. Prior to December 1991, Ms. Connolly served as Vice President and Controller, and later Senior Vice President of TBCA.

Douglas C. Conroy, Vice President and Assistant Treasurer (born 1969)

60 State Street, Suite 130, Boston, Massachusetts 02109. Mr. Conroy is a Vice President and Senior Client Service Manager of FDI, and an officer of certain investment companies distributed by FDI or its affiliates. From January 1995 to June 1998, Mr. Conroy was the Assistant Vice President and Manager of Treasury Services and Administration. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant at Investors Bank & Trust Company.

Joseph F. Tower, III, Vice President and Assistant Treasurer (born 1962)

60 State Street, Suite 1300, Boston, Massachusetts 02109. Mr. Tower is the Executive Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director of FDI; Senior Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director of Premier Mutual, and an officer of certain investment companies advised or administered by Morgan, Dreyfus and Waterhouse or their respective affiliates. Prior to April 1997, Mr. Tower was Senior Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director of FDI. From July 1988 to November 1993, Mr. Tower was Financial Manager of The Boston Company, Inc.

John A. Farnsworth, Trustee (born 1941)

One California Street, Suite 1950, San Francisco, California 94111. Mr. Farnsworth is a partner of Pearson, Caldwell & Farnsworth, Inc., an executive search consulting firm. From May 1988 to September 1991, Mr. Farnsworth was the Managing Partner of the San Francisco office of Ward Howell International, Inc., an executive recruiting firm. From May 1987 until May 1988, Mr. Farnsworth was Managing Director of Jeffrey Casdin & Company, an investment management firm specializing in biotechnology companies. From May 1984 until May 1987, Mr. Farnsworth served as a Senior Vice President of Bank of America and head of the U.S. Private Banking Division.

Andrew Cox, Trustee (born 1944)

750 Vine Street, Denver, Colorado 80206. Since June 1988, Mr. Cox has been engaged as an independent investment consultant. From September 1976 until June 1988, Mr. Cox was a Vice President of the Founders Group of Mutual Funds, Denver, Colorado, and Portfolio Manager or Co-Portfolio Manager of several of the mutual funds in the Founders Group.

Cecilia H. Herbert, Trustee (born 1949)

2636 Vallejo Street, San Francisco, California 94123. Ms. Herbert was Managing Director of Morgan Guaranty Trust Company. From 1983 to 1991 she was General Manager of the bank's San Francisco office, with responsibility for lending, corporate finance and investment banking. Ms. Herbert is a member of the Boards of Groton School and Catholic Charities of San Francisco. Ms. Herbert is also a member of the Archdiocese of San Francisco Finance Council, where she chairs the Investment Committee.

R. Stephen Doyle, Chairman of the Board of Trustees (born 1939).+

101 California Street, San Francisco, California 94111. R. Stephen Doyle, the founder of Montgomery Asset Management, began his career in the financial services industry in 1974. Before starting Montgomery Asset Management in 1990, Mr. Doyle was a General Partner and member of the Management Committee at Montgomery Securities with specific responsibility for private placements and venture capital. Prior to joining Montgomery Securities, Mr. Doyle was at E. F. Hutton & Co. as a Vice President with responsibility for both retail and institutional accounts. Mr. Doyle was also with Connecticut General Insurance, where he served as a Consultant to New York Stock Exchange Member Firms in the area of financial planning.

        The officers of the Trust, and the Trustees who are considered "interested persons" of the Trust, receive no compensation directly from the Trust for performing the duties of their offices. However, those officers and Trustees who are officers or partners of the Manager or the Distributor may receive remuneration indirectly because the Manager will receive a management fee from the Portfolios and Funds Distributor, Inc., will receive commissions for executing portfolio transactions for the Portfolios. The Trustees who are not affiliated with the Manager or the Distributor receive an annual retainer and fees and expenses for each regular Board meeting attended. The aggregate compensation paid by each Trust to each of the Trustees during the fiscal year ended June 30, 2001, and the aggregate compensation paid to each of the Trustees during the fiscal year ended June 30, 2001 by all of the registered investment companies to which the Manager provides investment advisory services, are set forth below.

--------
+ Trustee deemed an "interested person" of the Funds as defined in the Investment Company Act.


                          ---------------------------------------------------------------
                                         Fiscal Year Ending June 30, 2001
  ---------------------------------------------------------------------------------------
                               Aggregate           Pension or       Total Compensation
                           Compensation from   Retirement Benefits  From the Trust and
                             The Montgomery    Accrued as Part of      Fund Complex
  Name of Trustee               Funds II       Portfolio Expenses* (2 additional Trusts)
  ----------------------- ---------------------------------------------------------------
  R. Stephen Doyle                None                 --                  None
  ----------------------- ---------------------------------------------------------------
  John A. Farnsworth            $17,500                --                 $65,000
  ----------------------- ---------------------------------------------------------------
  Andrew Cox                    $17,500                --                 $65,000
  ----------------------- ---------------------------------------------------------------
  Cecilia H. Herbert            $17,500                --                 $65,000
  ----------------------- ---------------------------------------------------------------

  * The Trust does not maintain pension or retirement plans.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

        Investment Management Services. As stated in the Prospectuses, investment management services are provided to the Portfolios by Montgomery Asset Management, LLC (the "Manager"), pursuant to an Investment Management Agreement between the Manager and The Montgomery Funds II dated July 31, 1997, as amended (the "Agreement").

        The Agreement with respect to each Portfolio is in effect for two years after the Portfolio's inclusion in the Trust's Agreement (on or around its beginning of public operations) and then continues for each Portfolio for periods not exceeding one year so long as such continuation is approved at least annually by (1) the Board or the vote of a majority of the outstanding shares of that Portfolio, and (2) a majority of the Trustees who are not interested persons of any party to the Agreement, in each case by a vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement may be terminated at any time, without penalty, by a Portfolio or the Manager upon 60 days' written notice, and is automatically terminated in the event of its assignment as defined in the Investment Company Act.

        For services performed under the Agreement, each Portfolio pays the Manager a management fee (accrued daily but paid when requested by the Manager) based upon the average daily net assets of the Portfolio at the following annual rates:


-------------------------------------------------------------------------------------------
PORTFOLIO                             AVERAGE DAILY NET ASSETS             ANNUAL RATE
-------------------------------------------------------------------------------------------
International Growth Portfolio               First $500 million               0.75%
                                             Over $500 million                0.65%
-------------------------------------------------------------------------------------------
Emerging Markets Portfolio                   First $50 million                1.25%
                                             Next $50 million                 1.00%
                                             Over $100 million                0.90%
-------------------------------------------------------------------------------------------

        As noted in the Prospectus, the Manager has agreed in an Operating Expense Agreement with the Trust to reduce some or all of its management fee (and to reimburse other Portfolio expenses) if necessary to keep total operating expenses, expressed on an annualized basis, at or below the following percentages of each Portfolio's average net assets (excluding interest, taxes, dividend expenses and Rule 12b-1 Plan fees):

--------------------------------------------------------------------------------
PORTFOLIO                                        TOTAL EXPENSE LIMITATION
                                                      (ANNUAL RATE)
--------------------------------------------------------------------------------
International Growth Portfolio                            0.90%
Emerging Markets Portfolio                                1.25%

        The Operating Expense Agreements have a 1-year term. The Manager also may voluntarily reduce additional amounts to increase the return to a Portfolio's investors. Any reductions made by the Manager in its fees are subject to reimbursement by that Portfolio within the following three years provided the Portfolio is able to effect such reimbursement and remain in compliance with the foregoing expense limitations. The Manager generally seeks reimbursement for the oldest reductions and waivers before payment by the Portfolios for fees and expenses for the current year.

        Operating expenses for purposes of the Agreements include the Manager's management fee but do not include any taxes, interest, brokerage commissions, Rule 12b-1 fees, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation.

        The Agreements were approved with respect to each Portfolio by the Boards at duly called meetings. In considering the Agreements, the Trustees specifically considered and approved the provision that permits the Manager to seek reimbursement of any reduction made to its management fee within the three-year period. The Manager's ability to request reimbursement is subject to various conditions. First, any reimbursement is subject to a Portfolio's ability to effect such reimbursement and remain in compliance with applicable expense limitations in place at that time. Second, the Manager must specifically request the reimbursement from the relevant Board. Third, the relevant Board must approve such reimbursement as appropriate and not inconsistent with the best interests of the Portfolio and the shareholders at the time such reimbursement is requested. Because of these substantial contingencies, the potential reimbursements will be accounted for as contingent liabilities that are not recordable on the balance sheet of a Portfolio until collection is probable; but the full amount of the potential liability will appear in a footnote to each Portfolio's financial statements. At such time as it appears probable that a Portfolio is able to effect such reimbursement, that the Manager intends to seek such reimbursement and that the Board of Trustees has or is likely to approve the payment of such reimbursement, the amount of the reimbursement will be accrued as an expense of that Portfolio for that current period.

        As compensation for its investment management services, each of the following Portfolios paid the Manager investment advisory fees in the amounts specified below. Additional investment advisory fees payable under the Agreements may have instead been waived by the Manager, but may be subject to reimbursement by the respective Portfolios as discussed previously.


--------------------------------------------------------------------------------------------------

                                                        FOR THE PERIOD ENDED JUNE 30,
PORTFOLIO                                           2001              2000              1999
--------------------------------------------------------------------------------------------------
International Growth Portfolio*              $    1,968,074    $   1,936,239     $       591,014
--------------------------------------------------------------------------------------------------
Emerging Markets Portfolio*                  $    2,913,481    $   2,646,222     $     2,664,737
--------------------------------------------------------------------------------------------------

* The International Growth Portfolio commenced operations on June 30, 1998, and the Emerging Markets Portfolio commenced operations on December 17, 1993.


        The Manager also may act as an investment adviser or administrator to other persons, entities, and corporations, including other investment companies. Please refer to the table above, which indicates officers and trustees who are affiliated persons of the Trust and who are also affiliated persons of the Manager.

        The Trust and the Manager have adopted a Code of Ethics pursuant to
Section 17(j) of the Investment Company Act and Rule 17j-1 thereunder. The Code of Ethics conforms to the provisions of Rule 17j-1 as adopted by the SEC on October 29, 1999. Currently, the Code of Ethics permits personnel subject to the Code of Ethics to buy and sell securities for their individual accounts, unless such securities at the time of such purchase or sale: (i) are being considered for purchase or sale by a client account of the Manager in the next seven (7) business days; (ii) are being purchased or sold by a client account of the Manager; or (iii) were purchased or sold by a client account of the Manager within the most recent seven (7) business days. These restrictions are not required to be met where the trade in question meets certain de minimis requirements and is not being purchased or sold by a client account of the Manager.

        The use of the name "Montgomery" by the Trust and by the Portfolios is pursuant to the consent of the Manager, which may be withdrawn if the Manager ceases to be the Manager of the Portfolios.

        The Distributor. Funds Distributor, Inc. (the "Distributor") may provide certain administrative services to the Portfolios on behalf of the Manager. The Distributor will also perform investment banking, investment advisory and brokerage services for persons other than the Portfolios, including issuers of securities in which the Portfolios may invest. These activities from time to time may result in a conflict of interests of the Distributor with those of the Portfolios, and may restrict the ability of the Distributor to provide services to the Portfolios.

        Referral Arrangements. The Distributor from time to time compensates other parties for the solicitation of additional investments by existing shareholders or new shareholder accounts. No Portfolio will pay this compensation out of its assets unless it has adopted a Rule 12b-1 plan. The Distributor pays compensation only to those who have a written agreement with the Distributor or the Manager. The only agreement currently in place is with Round Hill Securities, Inc. ("Round Hill") and relates to a very limited number of its registered representatives. The Distributor currently pays Round Hill at the annual rate of 0.25% of average daily assets introduced and maintained in customer accounts of these representatives. The Distributor also may reimburse certain solicitation expenses.

        The Custodian. The Chase Manhattan Bank (the "Custodian") serves as principal custodian of the Portfolios' assets, which are maintained at the Custodian's office at 4 Chase MetroTech Center, Brooklyn, New York, 11245, and at the offices of its branches and agencies throughout the world. The Board has delegated various foreign custody responsibilities to the Custodian, as the "Foreign Custody Manager" for the Portfolios to the extent permitted by Rule 17f-5. The Custodian has entered into agreements with foreign sub-custodians in accordance with delegation instructions approved by the Board pursuant to Rule 17f-5 under the Investment Company Act. The Custodian, its branches and sub-custodians generally hold certificates for the securities in their custody, but may, in certain cases, have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities. Compensation for the services of the Custodian is based on a schedule of charges agreed on from time to time.

        Administrative and Other Services. Montgomery Asset Management, LLC ("MAM") serves as the Administrator to the Portfolios pursuant to an Administrative Services Agreement between the Trust and MAM (the "Agreement"). In approving the Agreement, the Board of the Trust, including a majority of the independent Trustees, recognizes that the Agreement involves an affiliate of the Trust; however, it has made separate determinations that, among other things, the nature and quality of the services rendered under the Agreement are at least equal to the nature and quality of the service that would be provided by an unaffiliated entity. Subject to the control of the Trust and the supervision of the Board of the Trust, the Administrator performs the following types of services for the Portfolios: (i) furnish performance, statistical and research data; (ii) prepare and file various reports required by federal, state and other applicable laws and regulations; (iii) prepare and print of all documents, prospectuses and reports to shareholders; (iv) prepare financial statements; (v) prepare agendas, notices and minutes for each meeting of the Boards; (vi) develop and monitor compliance procedures; (vii) monitor Blue Sky filings and
(viii) manage legal services. For its services performed under the Agreement, each Portfolio, pays the Administrator an administrative fee based upon a percentage of the average daily net assets of each Portfolio. The fee per Portfolio varies from an annual rate of 0.07% to 0.04% depending on the Portfolio and level of assets.

        Chase Global Funds Services Company ("Chase"), 73 Tremont Street, Boston, Massachusetts 02108, serves as the sub-administrator to the Portfolios pursuant to a Mutual Funds Service Agreement (the "Sub-Agreement") between Chase and MAM. Subject to the control, direction and supervision of MAM and the Trust, Chase assists MAM in providing administrative services to the Portfolios. As compensation for the services rendered pursuant to the Sub-Agreement, MAM pays Chase an annual sub-administrative fee based upon a percentage of the average net assets in the aggregate of the Trust, The Montgomery Funds II and The Montgomery Funds III. The sub-administrative fee is paid monthly for the month or portion of the month Chase assists MAM in providing administrative services to the Portfolios. This fee is based on all assets of the Trust and related trusts or funds and is equal to an annual rate of 0.01625% of the first $3 billion, plus 0.0125% of the next $2 billion and 0.0075% of amounts over $5 billion. The sub-administrative fee paid to Chase is paid from the administrative fees paid to MAM by the Portfolios. Chase succeeded First Data Corporation as sub-administrator.

        Chase also serves as Fund Accountant to the Trust pursuant to Mutual Funds Service Agreements ("Fund Accounting Agreement") entered into between the Trust and Chase on May 3, 1999. By entering into the Fund Accounting Agreement, Chase also succeeds First Data Corporation as Fund Accountant to the Trust. As Fund Accountant, Chase provides the Trust with various services, including, but are not limited to: (i) maintaining the books and records for the Portfolios' assets, (ii) calculating net asset values of the Portfolios, (iii) accounting for dividends and distributions made by the Portfolios, and (iv) assisting the Portfolios' independent auditors with respect to the annual audit. This fee is based on all assets of the Trust and related trusts or funds and is equal to an annual rate of 0.04875% of the first $3 billion, plus 0.0375% of the next $2 billion and 0.0225% of amounts over $5 billion.

        The table below provides information on the administrative and accounting fees paid over the past three fiscal years (or shorter period of operations).


---------------------------------------------------------------------------------------------------------------
                                                    Administrative Fees Paid       Fund Accounting Fees Paid
                                                    for year ended June 30,        for period ended June 30,
PORTFOLIO                                          2001       2000       1999      2001       2000      1999
---------------------------------------------------------------------------------------------------------------
International Growth Portfolio*                  $106,085   $118,963   $39,401   $98,266    $115,620   $52,548
Emerging Markets Portfolio*                       $53,879    $54,009   $75,002   $48,218     $69,418   $74,449

* International Growth Portfolio commenced operations on June 30, 1998, and the Montgomery Emerging Markets Portfolio commenced operations on December 17, 1993.

                       EXECUTION OF PORTFOLIO TRANSACTIONS

        In all purchases and sales of securities for the Portfolios, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Agreement, the Manager determines which securities are to be purchased and sold by the Portfolios and which broker-dealers are eligible to execute the Portfolios' portfolio transactions, subject to the instructions of, and review by, that Portfolio and its Board. Purchases and sales of securities within the U.S. other than on a securities exchange will generally be executed directly with a "market-maker" unless, in the opinion of the Manager or a Portfolio, a better price and execution can otherwise be obtained by using a broker for the transaction.

        The Portfolios contemplate purchasing most equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. A Portfolio may contemplate purchasing most equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. A Portfolio purchasing ADRs and EDRs may purchase those listed on stock exchanges or traded in the over-the-counter markets in the U.S. or Europe, as the case may be. ADRs, like other securities traded in the U.S., will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which a Portfolio may invest may be traded in the over-the-counter markets.

        Purchases of portfolio securities for the Portfolios also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Portfolios will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

        In placing portfolio transactions, the Manager will use its best efforts to choose a broker-dealer capable of providing the services necessary generally to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the firm's ability to execute trades in a specific market required by a Portfolios, such as in an emerging market, the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors.

        Provided the Trust's officers are satisfied that the Portfolios are receiving the most favorable price and execution available, the Manager may also consider the sale of the Portfolios' shares as a factor in the selection of broker-dealers to execute their portfolio transactions. The placement of portfolio transactions with broker-dealers who sell shares of the Portfolios is subject to rules adopted by NASD Regulation, Inc.

        While the Portfolios' general policy is to seek first to obtain the most favorable price and execution available, in selecting a broker-dealer to execute portfolio transactions, weight may also be given to the ability of a broker-dealer to furnish brokerage, research, and statistical services to the Portfolios or to the Manager, even if the specific services were not imputed just to the Portfolios and may be lawfully and appropriately used by the Manager in advising other clients. The Manager considers such information, which is in addition to, and not in lieu of, the services required to be performed by it under the Agreement, to be useful in varying degrees, but of indeterminable value. In negotiating any commissions with a broker or evaluating the spread to be paid to a dealer, the Manager, acting on behalf of a Portfolio, may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by that Portfolio and the Manager to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, which services either produce a direct benefit to that Portfolio or assist the Manager in carrying out its responsibilities to that Portfolio. These brokerage, research and statistical services may include research/analysis reports, on-line quotation and news services, industry publications, portfolio management software, access to market information (e.g., last sales, bid-asked, and order) on various equity and options exchanges, and investment workshops. The standard of reasonableness is to be measured in light of the Manager's overall responsibilities to the Portfolios. The Board reviews all brokerage allocations where services other than best price and execution capabilities are a factor to ensure that the other services provided meet the criteria outlined above and produce a benefit to the Portfolios.

        Investment decisions for a Portfolio are made independently from those of other client accounts of the Manager or its affiliates, and suitability is always a paramount consideration. Nevertheless, it is possible that at times the same securities will be acceptable for one or more Portfolios and for one or more of such client accounts. The Manager and its personnel may have interests in one or more of those client accounts, either through direct investment or because of management fees based on gains in the account. The Manager has adopted allocation procedures to ensure the fair allocation of securities and prices between the Portfolios and the Manager's various other accounts. These procedures emphasize the desirability of bunching trades and price averaging (see below) to achieve objective fairness among clients advised by the same portfolio manager or portfolio team. Where trades cannot be bunched, the procedures specify alternatives designed to ensure that buy and sell opportunities are allocated fairly and that, over time, all clients are treated equitably. The Manager's trade allocation procedures also seek to ensure reasonable efficiency in client transactions, and they provide portfolio managers with reasonable flexibility to use allocation methodologies that are appropriate to their investment discipline on client accounts.

        To the extent any of the Manager's client accounts and a Portfolio seek to acquire the same security at the same general time (especially if that security is thinly traded or is a small-cap stock), that Portfolio may not be able to acquire as large a portion of such security as it desires or it may have to pay a higher price or obtain a lower yield for such security. Similarly, a Portfolio may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that a Portfolio is purchasing or selling, each day's transactions in such security generally will be allocated between that Portfolio and all such client accounts in a manner deemed equitable by the Manager, taking into account the respective sizes of the accounts, the amount being purchased or sold, and other factors deemed relevant by the Manager. In many cases, a Portfolio's transactions are bunched with the transactions for other client accounts. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as that Portfolio is concerned. In other cases, however, it is believed that the ability of a Portfolio to participate in volume transactions may produce better executions for that Portfolio.

        The Manager's sell discipline for investments in issuers is based on the premise of a long-term investment horizon; however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Manager in determining the appropriate investment horizon.

        For each Portfolio, sell decisions at the country level are dependent on the results of the Manager's asset allocation model. Some countries impose restrictions on repatriation of capital and/or dividends which would lengthen the Manager's assumed time horizon in those countries. In addition, the rapid pace of privatization and initial public offerings creates a flood of new opportunities which must continually be assessed against current holdings.

        At the company level, sell decisions are influenced by a number of factors including current stock valuation relative to the estimated fair value range, or a high P/E relative to expected growth. Negative changes in the relevant industry sector, or a reduction in international competitiveness and a declining financial flexibility may also signal a sell.

        For the year ended June 30, 2001, the Portfolios' total securities transactions generated commissions of $___________. For the year ended June 30, 2000, the Portfolios total securities transactions generated commissions of $__________, none of which was paid to Banc of America Securities. For the year ended June 30, 1999, the Portfolios' total securities transactions generated commissions of $___________, none of which was paid to Banc of America Securities. For the three fiscal years ended June 30, 2001, the Portfolios' securities transactions generated commissions of:

--------------------------------------------------------------------------------
                                     FISCAL YEAR ENDED JUNE 30,
--------------------------------------------------------------------------------
Portfolio                                         2000                 1999
--------------------------------------------------------------------------------
International Growth Portfolio*              $  3,204,121         $   1,020,365
--------------------------------------------------------------------------------
Emerging Markets Portfolio*                  $  1,223,380         $   1,828,505
--------------------------------------------------------------------------------

* The International Growth Portfolio commenced operations on June 30, 1998, and the Emerging Markets Portfolio commenced operations on December 17, 1993.

        The Portfolios do not effect securities transactions through brokers in accordance with any formula, nor do they effect securities transactions through such brokers solely for selling shares of the Portfolios. However, brokers who execute brokerage transactions as described above may from time to time effect purchases of shares of the Portfolios for their customers.

        Depending on the Manager's view of market conditions, a Portfolio may or may not purchase securities with the expectation of holding them to maturity, although its general policy is to hold securities to maturity. A Portfolios may, however, sell securities prior to maturity to meet redemptions or as a result of a revised management evaluation of the issuer.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

        The Trust reserves the right in its sole discretion to (i) suspend the continued offering of its Portfolios' shares, and (ii) reject purchase orders in whole or in part when in the judgment of the Manager or the Distributor such suspension or rejection is in the best interest of a Portfolio.

        When in the judgment of the Manager it is in the best interests of a Portfolio, an investor may purchase shares of that Portfolio by tendering payment in kind in the form of securities, provided that any such tendered securities are readily marketable (e.g., the Portfolio will not acquire restricted securities), their acquisition is consistent with that Portfolio's investment objective and policies, and the tendered securities are otherwise acceptable to that Portfolio's Manager. Such securities are acquired by that Portfolio only for the purpose of investment and not for resale. For the purposes of sales of shares of that Portfolio for such securities, the tendered securities shall be valued at the identical time and in the identical manner that the portfolio securities of that Portfolio are valued for the purpose of calculating the net asset value of that Portfolio's shares. A shareholder who purchases shares of a Portfolio by tendering payment for the shares in the form of other securities may be required to recognize gain or loss for income tax purposes on the difference, if any, between the adjusted basis of the securities tendered to the Portfolio and the purchase price of the Portfolio's shares acquired by the shareholder.

        Payments to shareholders for shares of a Portfolio redeemed directly from that Portfolio will be made as promptly as possible but no later than three days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectuses, except that a Portfolio may suspend the right of redemption or postpone the date of payment during any period when (i) trading on the New York Stock Exchange ("NYSE") is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (ii) an emergency exists as determined by the SEC (upon application by a Portfolio pursuant to Section 22(e) of the Investment Company
Act) making disposal of portfolio securities or valuation of net assets of a Portfolio not reasonably practicable; or (iii) for such other period as the SEC may permit for the protection of the Portfolio's shareholders.

        The Portfolios intend to pay cash (U.S. dollars) for all shares redeemed, but, under abnormal conditions that make payment in cash unwise, the Portfolios may make payment partly in their portfolio securities with a current amortized cost or market value, as appropriate, equal to the redemption price. Although the Portfolios do not anticipate that they will make any part of a redemption payment in securities, if such payment were made, an investor may incur brokerage costs in converting such securities to cash. The Trust has elected to be governed by the provisions of Rule 18f-1 under the Investment Company Act, which require that the Portfolios pay in cash all requests for redemption by any shareholder of record limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Trust's net assets at the beginning of such period.

        The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of a Portfolio's portfolio securities at the time of redemption or repurchase.

                        DETERMINATION OF NET ASSET VALUE

        The net asset value per share of a Portfolio is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets, which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of that Portfolio outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

        As noted in the Prospectuses, the net asset value of shares of the Portfolios generally will be determined at least once daily as of 4:00 P.M., Eastern time, (or earlier when trading closes earlier) on each day the NYSE is open for trading. It is expected that the NYSE will be closed on Saturdays and Sundays and for New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The national bank holidays, in addition to New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas, include Columbus Day and Veterans Day. The Portfolios may, but do not expect to, determine the net asset values of their shares on any day when the NYSE is not open for trading if there is sufficient trading in their portfolio securities on such days to affect materially per-share net asset value.

        Generally, trading in and valuation of foreign securities is substantially completed each day at various times prior to the close of the NYSE. In addition, trading in and valuation of foreign securities may not take place on every day in which the NYSE is open for trading. Furthermore, trading takes place in various foreign markets on days in which the NYSE is not open for trading and on which the Portfolios' net asset values are not calculated. Occasionally, events affecting the values of such securities in U.S. dollars on a day on which a Portfolio calculates its net asset value may occur between the times when such securities are valued and the close of the NYSE that will not be reflected in the computation of that Portfolio's net asset value unless the Board or its delegates deem that such events would materially affect the net asset value, in which case an adjustment would be made.

        Generally, the Portfolios' investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Manager and the Trust's Pricing Committee pursuant to procedures approved by or under the direction of the Board.

        The Portfolios' securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Manager to be the primary market. Securities traded in the over-the-counter market are valued at the mean between the last available bid and asked price prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board.

        Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Portfolio if acquired within 60 days of maturity or, if already held by a Portfolio on the 60th day, based on the value determined on the 61st day.

        Corporate debt securities, mortgage-related securities and asset-backed securities held by the Portfolios are valued on the basis of valuations provided by dealers in those instruments, by an independent pricing service, approved by the Board, or at fair value as determined in good faith by procedures approved by the Board. Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities, and yield-to-maturity information.

        An option that is written by a Portfolio is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by a Portfolio is generally valued at the last sale price or, in the absence of the last sale price, the mean between the last bid and asked prices. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Board.

        If any securities held by a Portfolio are restricted as to resale or do not have readily available market quotations, the Manager and the Trust's Pricing Committee determine their fair value, following procedures approved by the Board. The Board periodically reviews such valuations and valuation procedures. The fair value of such securities is generally determined as the amount which a Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by a Portfolio in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

        Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Board in good faith will establish a conversion rate for such currency.

        All other assets of the Portfolios are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

                              PRINCIPAL UNDERWRITER

        The Distributor, Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02190, also acts as the Portfolios' principal underwriter in a continuous public offering of the Portfolios' shares. The Distributor is currently registered as a broker-dealer with the SEC and in all 50 states, is a member of most of the principal securities exchanges in the U.S., and is a member of the National Association of Securities Dealers, Inc. The Underwriting Agreement between each Portfolio and the Distributor is in effect for each Portfolio for the same periods as the Agreements, and shall continue in effect thereafter for periods not exceeding one year if approved at least annually by (i) the appropriate Board or the vote of a majority of the outstanding securities of that Portfolio (as defined in the Investment Company Act), and (ii) a majority of the Trustees who are not interested persons of any such party, in each case by a vote cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement with respect to each Portfolio may be terminated without penalty by the parties thereto upon 60 days' written notice and is automatically terminated in the event of its assignment as defined in the Investment Company Act. There are no underwriting commissions paid with respect to sales of the Portfolios' shares. The Principal Underwriter has not been paid any underwriting commissions for underwriting securities of the Portfolios during each of the Portfolios' last three fiscal years.

                             PERFORMANCE INFORMATION

        As noted in the Prospectuses, the Portfolios may, from time to time and in accordance with applicable law, quote various performance figures in advertisements and other communications to illustrate their past performance.

        Average Annual Total Return. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return for a Portfolio will be accompanied by information on that Portfolio's average annual compounded rate of return over the most recent four calendar quarters and the period from that Portfolio's inception of operations. The Portfolios may also advertise aggregate and average total return information over different periods of time. A Portfolio's "average annual total return" figures are computed according to a formula prescribed by the SEC expressed as follows:

                                P(1 + T)(n) = ERV

        Where:        P         =       a hypothetical initial payment of
                                        $1,000.

                      T         =       average annual total return.

                      n         =       number of years.

                      ERV       =       Ending Redeemable Value of a
                                        hypothetical $1,000 investment made at
                                        the beginning of a 1-, 5- or 10-year
                                        period at the end of each respective
                                        period (or fractional portion thereof),
                                        assuming reinvestment of all dividends
                                        and distributions and complete
                                        redemption of the hypothetical
                                        investment at the end of the measuring
                                        period.

        Aggregate Total Return. A Portfolio's "aggregate total return" figures represent the cumulative change in the value of an investment in that Portfolio for the specified period and are computed by the following formula:

                                     ERV - P
                                     -------
                                        P

        Where:        P         =       a hypothetical initial payment of
                                        $1,000.

                      ERV       =       Ending Redeemable Value of a
                                        hypothetical $1,000 investment made at
                                        the beginning of a l-, 5- or 10-year
                                        period at the end of a l-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

        Each Portfolio's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of that Portfolio's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in that Portfolio with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing that Portfolio's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

        The average annual total return* for each Portfolio for the periods indicated was as follows:


----------------------------------------------------------------------------------------------------------------
                                                                                              INCEPTION*
                                            YEAR ENDED              5-YEARS ENDED              THROUGH
PORTFOLIO                                  JUNE 30, 2001            JUNE 30, 2001            JUNE 30, 2001
----------------------------------------------------------------------------------------------------------------
International Growth Portfolio*               -31.04%                    N/A                    -7.18%
----------------------------------------------------------------------------------------------------------------
Emerging Markets Portfolio*                   -24.97%                  -5.85%                   -4.14%
----------------------------------------------------------------------------------------------------------------

*   The dates of inception (i.e., start of operations) for the Portfolios were:
    International Growth Portfolio, June 30, 1998; and Emerging Markets Portfolio, December 17, 1993.

        Comparisons. To help investors better evaluate how an investment in the Portfolios might satisfy their investment objectives, advertisements and other materials regarding the Portfolios may discuss various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. Publications, indices and averages, including but not limited to the following may be used in a discussion of a Portfolio's performance or the investment opportunities it may offer:

        a) Standard & Poor's 500 Composite Stock Index, one or more of the Morgan Stanley Capital International Indices, and one or more of the International Finance Corporation Indices.

        b) Lipper Mutual Fund Performance Analysis--A ranking service that measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of any applicable sales charges.

        c) Other indices--including Consumer Price Index, Ibbotson, Micropal, CNBC/Financial News Composite Index, MSCI EAFE Index (Morgan Stanley Capital International, Europe, Australasia, Far East

Index -- a capitalization-weighted index that includes all developed world markets except for those in North America), Datastream, Worldscope, NASDAQ, Russell 2000, and IFC Emerging Markets Database.

        In addition, one or more portfolio managers or other employees of the Manager may be interviewed by print media, such as by the Wall Street Journal or Business Week or electronic news media, and such interviews may be reprinted or excerpted for the purpose of advertising regarding the Portfolios.

        In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Portfolios' portfolios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formulae used by the Portfolios to calculate their figures.

        The Portfolios may also publish their relative rankings as determined by independent mutual fund ranking services like Lipper Analytical Services, Inc., VARDS, and Morningstar, Inc.

        Investors should note that the investment results of the Portfolios will fluctuate over time, and any presentation of a Portfolios' total return for any period should not be considered as a representation of what an investment may earn or what a investor's total return may be in any future period.

        Reasons to Invest in the Portfolios. From time to time the Portfolios may publish or distribute information and reasons supporting the Manager's belief that a particular Portfolio may be appropriate for investors at a particular time. The information will generally be based on internally generated estimates resulting from the Manager's research activities and projections from independent sources. These sources may include, but are not limited to, Bloomberg, Morningstar, Barings, WEFA, consensus estimates, Datastream, Micropal, I/B/E/S Consensus Forecast, Worldscope, and Reuters as well as both local and international brokerage firms. For example, the Portfolios may suggest that certain countries or areas may be particularly appealing to investors because of interest rate movements, increasing exports, and/or economic growth. The Portfolios may, by way of further example, present a region as possessing the fastest growing economies and may also present projected gross domestic product (GDP) for selected economies.

        Research. The Manager has developed its own tradition of intensive research and has made intensive research one of the important characteristics of the Montgomery Funds style.

        The portfolio managers for the Portfolios work extensively on developing an in-depth understanding of particular foreign markets and particular companies. And they very often discover that they are the first analysts from the United States to meet with representatives of foreign companies, especially those in emerging markets nations.

        Extensive research into companies that are not well known--discovering new opportunities for investment--is a theme that may be used for the Portfolios.

        In-depth research, however, goes beyond gaining an understanding of unknown opportunities. The portfolio analysts have also developed new ways of gaining information about well-known parts of the domestic market. The growth equity team, for example, has developed its own strategy for analyzing the growth potential of U.S. companies, often large, well-known companies.

        From time to time, advertising and sales materials for the Montgomery Funds may include biographical information about portfolio managers as well as commentary by portfolio managers regarding investment strategy, asset growth, current or past economic, political or financial conditions that may be of interest to investors.

        Also, from time to time, the Manager may refer to its quality and size, including references to its total assets under management (as of September 30, 2001, over $7.3 billion for retail and institutional investors) and total shareholders invested in the Montgomery Funds (as of September 30, 2001, around 150,000).

                               GENERAL INFORMATION

        Investors in the Portfolios will be informed of the Portfolios' progress through periodic reports. Financial statements will be submitted to shareholders semi-annually, at least one of which will be certified by independent public accountants. All expenses incurred in connection with the organization of the Trust have been assumed by a series of the Trust not part of this Statement of Additional Information. Expenses incurred in connection with the establishment and registration of shares of each of the other funds constituting Trust as separate series of the Trust have been assumed by each respective Portfolio. The expenses incurred in connection with the establishment and registration of shares of the Portfolios as separate series of the Trust have been assumed by the respective Portfolios and are being amortized over a period of five years commencing with their respective dates of inception. The Manager has agreed, to the extent necessary, to advance the organizational expenses incurred by certain Portfolios and will be reimbursed for such expenses after commencement of those Portfolios' operations. Investors purchasing shares of a Portfolio bear such expenses only as they are amortized daily against that Portfolios' investment income.

        As noted above, The Chase Manhattan Bank acts as the custodian of the securities and other assets of the Portfolios. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Portfolios.

        DST Systems, Inc., 333 West 11th Street, Kansas City, Missouri 64105, is the Portfolios' Master Transfer Agent and Paying Agent.

        PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, California 94105, is the independent accountant for the Portfolios.

        The validity of shares offered hereby have been passed on by Paul, Hastings, Janofsky & Walker LLP, 345 California Street, San Francisco, California 94104.

        Among the Board's powers enumerated in the Agreement and Declaration of Trust is the authority to terminate the Trust or any series of the Trust or to merge or consolidate the Trust or one or more of its series with another trust or company without the need to seek shareholder approval of any such action.

        As of September 30, 2001, to the knowledge of the Portfolios, the following shareholders owned of record 5% or more of the outstanding shares of the respective Portfolios indicated:


-------------------------------------------------------------------------------------------------
NAME OF PORTFOLIO/NAME AND ADDRESS OF                         NUMBER OF             PERCENT
RECORD OWNER                                                SHARES OWNED           OF SHARES
-------------------------------------------------------------------------------------------------
Institutional International Growth Portfolio
-------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.                                     2,359059             9.92%
101 Montgomery Street
San Francisco, California 94104-4122

Virginia S. Eckert Tr.                                        8,921,500            37.50%
FBO Municipal Police Empl. Retirement System
8401 United Plaza Blvd., Suite 270
Baton Rouge, LA 70809-7017

Marin County Employees                                       11,983,898            50.38%
Retirement Association
2501 Civic Center Dr., Room 408
San Rafael, CA 94902
-------------------------------------------------------------------------------------------------
Institutional Emerging Markets Portfolio
-------------------------------------------------------------------------------------------------
Northern Trust Co. Cust.                                        593,296            30.92%
FBO Firemans Annuity & Benefit
Fund of Chicago
P.O. Box 92956
Chicago, IL 60675-2956

Middlesex County Retirement System                              408,028            21.27%
Attn. Nancy B. Oneil
40 Thorndike Street,
New Superior Courthouse, 3rd Level
Cambridge, MA 02141-1755

Asea Brown Boveri Master Trust                                  388,404            20.24%
c/o Eric W. Wood
P.O. Box 120071
Stamford, CT 06912-0071

Alstom Power, Inc.                                              182,778             9.53%
Alstom Master Trust
Member-Pension Fund Investment Committee
2000 Day Hill Road
Windsor, CT 06095-1580

The McConnell Foundation                                        153,817             8.02%
Attn. Lee Salter
P.O. Box 492050
Redding, CA 96049-2050

        As of September 30, 2001, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of each Portfolio.

        The Trust is registered with the SEC as a non-diversified management investment company, although each Portfolio is a diversified series of the Trust. Such a registration does not involve supervision of the management or policies of the Portfolios. The Prospectuses and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC. Copies of the Registration Statement may be obtained from the SEC upon payment of the prescribed fee.

                              FINANCIAL STATEMENTS

        The audited financial statements for the relevant periods ending June 30, 2001 for the International Growth Portfolio and the Emerging Markets Portfolio, as contained in the respective Annual Reports to Shareholders of those Portfolios (the "Report"), are incorporated herein by reference to the Report.

                                    Appendix

        Description ratings for Standard & Poor's Ratings Group ("S&P"); Moody's Investors Service, Inc., ("Moody's"), Fitch Investors Service, L.P. ("Fitch") and Duff & Phelps Credit Rating Co. ("Duff & Phelps").

Standard & Poor's Rating Group
------------------------------

Bond Ratings

        AAA Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

        AA Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

        A Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.

        BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

        BB Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

        B Bonds rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

        CCC Bonds rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

        CC The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

        C The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.

        D Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

        S&P's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Commercial Paper Ratings

        An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

        A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

        A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

        A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

        B Issues carrying this designation are regarded as having only speculative capacity for timely payment.

        C This designation is assigned to short-term obligations with doubtful capacity for payment.

        D Issues carrying this designation are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc.
-------------------------------

Bond Ratings

        Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

        Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

        B Bonds which are rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Ratings

        The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

        Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        Issuers (or related supporting institutions) rated Prime-3 (P-3) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

        Issuers (or related supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Investors Service, L.P.
-----------------------------

Bond Ratings

        The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

        AAA Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

        AA Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

        A Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

        BBB Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

        BB Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

        B Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

        CCC Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

        CC Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

        C Bonds rated C are in imminent default in payment of interest or principal.

        DDD, DD and D   Bonds rated DDD, DD and D are in actual default of
               interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

        Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months.

Short-Term Ratings

        Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

        Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

        F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

        F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

        F-2 Good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-l+ and F-1 categories.

        F-3 Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

        F-S Weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

        D Default. Issues assigned this rating are in actual or imminent payment default.

Duff & Phelps Credit Rating Co.
-------------------------------

Bond Ratings

        AAA Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

        AA Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

        A Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

        BBB Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment. There may be considerable variability in risk for bonds in this category during economic cycles.

        BB Bonds rated BB are below investment grade but are deemed by Duff as likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category.

        B Bonds rated B are below investment grade and possess the risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in quality rating within this category or into a higher or lower quality rating grade.

        CCC Bonds rated CCC are well below investment grade securities. Such bonds may be in default or have considerable uncertainty as to timely payment of interest, preferred dividends and/or principal. Protection factors are narrow and risk can be substantial with unfavorable economic or industry conditions and/or with unfavorable company developments.

        DD Defaulted debt obligations. Issuer has failed to meet scheduled principal and/or interest payments.

        Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position of a credit within the rating category.

Commercial Paper Ratings

        Duff-1 The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor.

        Duff-2 Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

        Duff-3 Paper rated Duff-3 is regarded as having satisfactory liquidity and other protection factors. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

        Duff-4 Paper rated Duff-4 is regarded as having speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

        Duff-5 Paper rated Duff-5 is in default. The issuer has failed to meet scheduled principal and/or interest payment.